                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.         56         (File No. 2-57328)         [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                        46          (File No. 811-2686)       [X]

RIVERSOURCE TAX-EXEMPT SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota  55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN  55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on January 29, 2007 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

   Prospectus

                                                       RIVERSOURCE [LOGO](SM)
                                                             INVESTMENTS

   RIVERSOURCE(SM)
   INTERMEDIATE TAX-EXEMPT FUND


   PROSPECTUS JAN. 29, 2007

>  RIVERSOURCE INTERMEDIATE
   TAX-EXEMPT FUND SEEKS TO
   PROVIDE SHAREHOLDERS WITH A
   HIGH LEVEL OF CURRENT INCOME
   EXEMPT FROM FEDERAL TAXES.

   Classes A, B and C


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


   -------------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
   -------------------------------------------------------

TABLE OF CONTENTS

THE FUND ..............................................................     3p

Objective .............................................................     3p

Principal Investment Strategies .......................................     3p

Principal Risks .......................................................     4p

Past Performance ......................................................     5p

Fees and Expenses .....................................................     8p


Other Investment Strategies and Risks .................................     9p


Fund Management and Compensation ......................................    11p


FINANCIAL HIGHLIGHTS ..................................................    12p

BUYING AND SELLING SHARES .............................................    S.1

Description of Share Classes ..........................................    S.1

   Investment Options -- Classes of Shares ............................    S.1

   Sales Charges ......................................................    S.4

   Opening an Account .................................................   S.10

Exchanging or Selling Shares ..........................................   S.13

   Exchanges ..........................................................   S.15

   Selling Shares .....................................................   S.17

VALUING FUND SHARES ...................................................   S.17

DISTRIBUTIONS AND TAXES ...............................................   S.18

Dividends and Capital Gain Distributions ..............................   S.18

Reinvestments .........................................................   S.19

Taxes .................................................................   S.19

GENERAL INFORMATION ...................................................   S.20

APPENDIX ..............................................................    A.1



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2p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

THE FUND

OBJECTIVE


RiverSource Intermediate Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of current income exempt from federal taxes. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are invested primarily in medium and higher quality municipal bonds and other debt obligations whose interest is exempt from federal income tax. Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). These investments will be: (1) rated in the top four rating categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by the Fund's investment manager (RiverSource Investments, LLC) to be of investment grade quality. The Fund may invest up to 20% of its net assets in bonds that are unrated or considered lower quality (junk bonds). The Fund may invest up to 20% of its net assets in bonds whose interest is subject to the AMT.


The Fund invests in municipal securities that have maturities ranging from two to 17 years and maintains a dollar-weighted average portfolio maturity of between three and ten years.

In pursuit of the Fund's objective, the investment manager chooses investments by:

o Considering opportunities and risks in municipal obligations given current and expected interest rates.


o     Identifying municipal obligations that it believes:


      o     are high or medium credit quality;

      o have similar qualities to high or medium quality obligations, in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency;

      o     have short- or intermediate-term maturities;

      o     the investment manager believes represent strong relative value;
            and

      o have characteristics such as coupon, call, and maturity that fit the investment manager's investment strategy at the time of purchase.


o Targeting an average portfolio duration within one year of the duration of the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a



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RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 3p
      bond, the longer it will take to pay the principal and interest on the bond and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

o Seeking to identify investments that contribute to portfolio diversification. The investment manager attempts to modify relative exposure to certain credits, sectors, maturities, states, or bond structures based on the investment manager's opinion of relative value and expected market trends.


In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

      o     The security is overvalued relative to alternative investments.


      o The issuer's credit rating declines or the investment manager expects a decline in the issuer's creditworthiness (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).


      o Political, economic, or other events could affect the issuer's performance.

      o     The investment manager expects the issuer to call the security.

      o The investment manager identifies a more attractive investment opportunity.


      o The issuer or the security continues to meet the securities selection criteria described above.


PRINCIPAL RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


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4p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart; and


o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B and Class C shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares; and

o with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.



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RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 5p

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

------------------------------------------------------------------------------

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
+5.01%  +4.61%  +0.99%  +5.87%  +4.79%  +8.63%  +3.69%  +2.95%  +1.35%  +3.78%


During the periods shown in the bar chart, the highest return for a calendar quarter was +4.45% (quarter ended Sept. 30, 2002) and the lowest return for a calendar quarter was -2.22% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +3.78%.



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6p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                                              SINCE
                                            1 YEAR   5 YEARS    10 YEARS   INCEPTION(C)
RiverSource Intermediate Tax-Exempt Fund:

   Class A

      Return before taxes                   -1.15%    +3.04%   +3.64%(a)       N/A
      Return after taxes on distributions   -1.15%    +2.78%   +3.50%(a)       N/A
      Return after taxes on distributions
      and sale of fund shares               +0.38%    +2.84%   +3.49%(a)       N/A

   Class B

      Return before taxes                   -2.01%    +2.87%   +3.34%(a)       N/A

   Class C

      Return before taxes                   +2.00%    +3.28%     N/A         +3.66%(b)
Lehman Brothers 3-15 Year Blend
Municipal Bond Index (reflects no
deduction for fees, expenses or taxes)      +4.18%    +4.96%   +5.39%(c)     +5.55%(d)
Lipper Intermediate Municipal Debt Funds
Index                                       +3.87%    +4.27%   +4.61%(c)     +4.87%(d)


(a)   Inception date is Nov. 13, 1996.

(b)   Inception date is June 26, 2000.

(c)   Measurement period started Dec. 1, 1996.

(d)   Measurement period started July 1, 2000.


The Lehman Brothers 3-15 Year Blend Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


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RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 7p

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                  MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
              (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
          (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                 4.75%(a)                                  None
Class B                 None                                         5%
Class C                 None                                         1%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


                                                             FEE WAIVER/
          MANAGEMENT   DISTRIBUTION      OTHER                 EXPENSE          NET
             FEES      (12b-1) FEES   EXPENSES(b)   TOTAL   REIMBURSEMENT   EXPENSES(c)
Class A     0.39%         0.25%          0.27%      0.91%       0.12%          0.79%
Class B     0.39%         1.00%          0.28%      1.67%       0.12%          1.55%
Class C     0.39%         1.00%          0.28%      1.67%       0.12%          1.55%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.79% for Class A, 1.55% for Class B and 1.55% for Class C.



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8p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

EXAMPLES


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS    5 YEARS     10 YEARS

Class A(a)                        $552      $740      $  945      $1,535
Class B                           $658(b)   $915(b)   $1,097(b)   $1,768(c)
Class C                           $258(b)   $515      $  897      $1,971

(a)   Includes a 4.75% sales charge.


(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR   3 YEARS    5 YEARS     10 YEARS

Class A(a)                        $552      $740        $945      $1,535
Class B                           $158      $515        $897      $1,768(b)
Class C                           $158      $515        $897      $1,971

(a)   Includes a 4.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 9p

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services, and the brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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10p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.41% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:


Rick LaCoff, Portfolio Manager

o     Managed the Fund since 2006.


o     Leader of the municipal sector team.


o     Joined RiverSource Investments in 2006.

o     Senior Strategist, Payden & Rygel Investment Counsel, 1997-2006.

o     Began investment career in 1992.

o Master of Science, Drexel University; BS, Business Administration, Villanova University.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 11p

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                       2006        2005        2004        2003       2002
Net asset value, beginning of period            $    5.29   $    5.39   $    5.43   $    5.29   $   5.19
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17         .17         .16         .15        .16
Net gains (losses) (both realized
   and unrealized)                                    .07        (.08)       (.02)        .15        .12
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .24         .09         .14         .30        .28
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)       (.16)       (.16)       (.15)      (.17)
Distributions from realized gains                    (.03)       (.03)       (.02)       (.01)      (.01)
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.20)       (.19)       (.18)       (.16)      (.18)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    5.33   $    5.29   $    5.39   $    5.43   $   5.29
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      79   $     102   $     126   $     131   $     91
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                            .79%        .87%        .88%        .88%       .89%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                       3.32%       3.04%       2.91%       2.85%      3.13%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                   35%         16%         25%         59%        52%
--------------------------------------------------------------------------------------------------------
Total return(d)                                      4.72%       1.73%       2.64%       5.86%      5.45%
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.92%, 0.93%, 0.89%, 0.89% and 0.97% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.



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12p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                       2006           2005           2004        2003          2002
Net asset value, beginning of period            $    5.28      $    5.39      $    5.42   $    5.29      $   5.19
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13            .12            .12         .11           .12
Net gains (losses) (both realized
   and unrealized)                                    .07           (.08)          (.01)        .14           .12
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                      .20            .04            .11         .25           .24
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)          (.12)          (.12)       (.11)         (.13)
Distributions from realized gains                    (.03)          (.03)          (.02)       (.01)         (.01)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)          (.15)          (.14)       (.12)         (.14)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    5.32      $    5.28      $    5.39   $    5.42      $   5.29
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      10      $      17      $      23   $      28      $     20
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                               1.55%(c)       1.63%(c)       1.64%       1.64%(c)      1.64%(c)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                       2.54%          2.28%          2.14%       2.09%         2.38%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                   35%            16%            25%         59%           52%
-----------------------------------------------------------------------------------------------------------------
Total return(d)                                      3.93%           .78%          2.05%       4.86%         4.66%
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its afffiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.69%, 1.68%, 1.65% and 1.73% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.



------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS 13p

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                       2006        2005        2004        2003        2002
Net asset value, beginning of period            $    5.28   $    5.39   $    5.42   $    5.29   $    5.18
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .13         .12         .11         .12
Net gains (losses) (both realized
   and unrealized)                                    .07        (.09)       (.01)        .14         .13
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .20         .04         .11         .25         .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)       (.12)       (.12)       (.11)       (.13)
Distributions from realized gains                    (.03)       (.03)       (.02)       (.01)       (.01)
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)       (.15)       (.14)       (.12)       (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    5.32   $    5.28   $    5.39   $    5.42   $    5.29
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $       4   $       6   $       9   $      13   $       8
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                           1.55%       1.62%       1.63%       1.63%       1.64%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                       2.55%       2.29%       2.16%       2.09%       2.35%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                   35%         16%         25%         59%         52%
---------------------------------------------------------------------------------------------------------
Total return(d)                                      3.93%        .79%       2.06%       4.87%       4.86%
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.69%, 1.69%, 1.64%, 1.64% and 1.72% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.



------------------------------------------------------------------------------

14p RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                    CONTINGENT                                PLAN
                             INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
-------------------------------------------------------------------------------------------------------------
Class A     Available to     Yes. Payable at time   No.                     Yes.              N/A
            all investors.   of purchase. Lower                             0.25%
                             sales charge for
                             larger investments.

-------------------------------------------------------------------------------------------------------------
Class B(b)  Available to     No. Entire purchase    Maximum 5% CDSC         Yes.              N/A
            all investors.   price is               during the first year   1.00%
                             invested in            decreasing to 0%
                             shares of the fund.    after six years.

-------------------------------------------------------------------------------------------------------------
Class C     Available to     No. Entire purchase    1% CDSC may apply       Yes.              N/A
            all investors.   price is invested in   if you sell shares      1.00%
                             shares of the fund.    within one year
                                                    after purchase.


------------------------------------------------------------------------------

S.1                                                                   S-6400-6

                                                   CONTINGENT                                PLAN
                            INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------
Class I    Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R2   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.50%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R3   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.25%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R4   Limited to       No.                    No.                     No.               Yes.
           qualifying                                                                        0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R5   Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class W    Limited to       No.                    No.                     Yes.              N/A
           qualifying                                                      0.25%
           discretionary
           managed
           accounts.

------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.


------------------------------------------------------------------------------

S.2

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


------------------------------------------------------------------------------

S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


------------------------------------------------------------------------------

S.4

SALES CHARGE* FOR CLASS A SHARES

                         AS A % OF            AS A % OF           MAXIMUM REALLOWANCE
TOTAL MARKET VALUE    PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999               4.75%               4.99%                    4.00%
$50,000 - $99,999           4.25                4.44                     3.50
$100,000 - $249,999         3.50                3.63                     3.00
$250,000 - $499,999         2.50                2.56                     2.15
$500,000 - $999,999         2.00                2.04                     1.75
$1,000,000 or more          0.00                0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.


------------------------------------------------------------------------------

S.5

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5 Class W or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


------------------------------------------------------------------------------

S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


------------------------------------------------------------------------------

S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                  THE CDSC PERCENTAGE RATE IS:*
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth  year                                                   2%
Sixth year                                                    1%
Seventh or eighth year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


------------------------------------------------------------------------------

S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.


------------------------------------------------------------------------------

S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     The financial institution through which you buy shares may have different policies not described in this prospectus,
                 including different minimum investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888)
                 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

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------------------------------------------------------------------------------

S.10

BY MAIL (CONT.)  Mail your check and completed application to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

------------------------------------------------------------------------------

BY WIRE OR ACH   Fund shares purchased through the distributor may be paid for by federal funds wire. Before sending a wire, call (888)
                 791-3380 to notify the distributor of the wire and to receive further instructions.

                 If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                 Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE      Call (888) 791-3380 or send signed written instructions to the address above.

------------------------------------------------------------------------------


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                $1,000         $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $  100                $  100         $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $  300                None           $2,500                     $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS

                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                  $100           $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                  $ 50           $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                  None           $2,500                     $500

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

------------------------------------------------------------------------------

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     You can exchange or sell shares by having your financial
                 institution process your transaction. The financial
                 institution through which you purchased shares may have
                 different policies not described in this prospectus,
                 including different transaction limits, exchange policies and sale procedures.

------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL          Mail your exchange or sale request to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 Include in your letter:

                 o     your name

                 o     the name of the fund(s)

                 o     your account number

                 o     the class of shares to be exchanged or sold

                 o your Social Security number or Employer Identification number

                 o the dollar amount or number of shares you want to exchange or sell

                 o specific instructions regarding delivery or exchange destination

                 o     signature(s) of registered account owner(s)

                 o any special documents the transfer agent may require in order to process your order

                 Corporate, trust or partnership accounts may need to send additional documents.

------------------------------------------------------------------------------


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S.13

BY MAIL (CONT.)  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                 A Medallion Signature Guarantee is required if:

                 o     Amount is over $50,000.

                 o You want your check made payable to someone other than yourself.

                 o     Your address has changed within the last 30 days.

                 o You want the check mailed to an address other than the address of record.

                 o You want the proceeds sent to a bank account not on file.

                 o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                 A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal
                 Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                 NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

------------------------------------------------------------------------------

BY TELEPHONE     Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                 available to you. Reasonable procedures will be used to
                 confirm authenticity of telephone exchange or sale requests.
                 Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                 qualified retirement accounts. You may request that these
                 privileges NOT apply by writing to the address above.

                 Payment will be mailed to the address of record and made payable to the names listed on the account.

                 Telephone sale requests are limited to $100,000 per day.

------------------------------------------------------------------------------


------------------------------------------------------------------------------

S.14

BY WIRE OR ACH   You can wire money from your fund account to your bank
                 account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                 Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                 A service fee may be charged against your account for each wire sent.

                 Minimum amount: $100

                 Your bank or financial institution may charge additional fees for wire transactions.
------------------------------------------------------------------------------

BY SCHEDULED     You may elect to receive regular periodic payments through an
PAYOUT PLAN      automatic sale of shares. See the SAI for more information.

------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF


------------------------------------------------------------------------------

S.15

CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


------------------------------------------------------------------------------

S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


------------------------------------------------------------------------------

S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.


------------------------------------------------------------------------------

S.19

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.


Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.


Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


------------------------------------------------------------------------------

S.20

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Distribution and Shareholder Services. RiverSource Distributors, Inc.,50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


------------------------------------------------------------------------------

S.21

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

PAYMENTS TO FINANCIAL INSTITUTIONS


RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund




------------------------------------------------------------------------------

S.22
for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.


ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


------------------------------------------------------------------------------

S.23

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.


LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.




------------------------------------------------------------------------------

S.24

APPENDIX

2007 FEDERAL TAX-EXEMPT/TAXABLE EQUIVALENT YIELD CALCULATION

The following tables determine federal taxable yield equivalents for given rates of tax-exempt income.(1)

STEP 1: CALCULATING YOUR MARGINAL TAX RATE

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

EXAMPLE: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $128,500 - $195,850 row. Under Adjusted Gross Income, $175,000 is in the $156,400 to $234,600 column. The Taxable Income line and Adjusted Gross Income column meet at 28.56%. This is the rate you will use in Step 2.

QUALIFYING DIVIDEND RATES

                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400     $234,600
                            to          to           to          Over
MARRIED FILING JOINTLY   $156,400   $234,600(2)  $357,100(3)  $357,100(2)
-------------------------------------------------------------------------
$         0 - $ 63,700     5.00%
          Over 63,700     15.00%      15.30%       15.84%       15.30%
-------------------------------------------------------------------------
                                    ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400
                            to          to          Over
SINGLE                   $156,400   $278,900(3)  $278,900(2)
-------------------------------------------------------------------------
$         0 - $ 31,850     5.00%
          Over 31,850     15.00%      15.57%       15.30%
-------------------------------------------------------------------------


------------------------------------------------------------------------------


RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS A.1

ORDINARY INCOME RATES

                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400     $234,600
                            to          to           to          Over
MARRIED FILING JOINTLY   $156,400   $234,600(2)  $357,100(3)  $357,100(2)
-------------------------------------------------------------------------
$         0 - $ 15,650    10.00%
     15,650 -   63,700    15.00%
     63,700 -  128,500    25.00%      25.50%
    128,500 -  195,850    28.00%      28.56%       29.58%
    195,850 -  349,700    33.00%      33.66%       34.86%       33.66%
 Over 349,700             35.00%                   36.97%(4)    35.70%
-------------------------------------------------------------------------
                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0      $156,400
                            to          to           Over
SINGLE                   $156,400   $278,900(3)  $278,900(2)
-------------------------------------------------------------------------
$         0 - $  7,825    10.00%
      7,825 -   31,850    15.00%
     31,850 -   77,100    25.00%
     77,100 -  160,850    28.00%      29.07%
    160,850 -  349,700    33.00%      34.26%       33.66%
 Over 349,700             35.00%                   35.70%
-------------------------------------------------------------------------

(1)   Certain exempt interest may be subject to the Federal Alternative
      Minimum Tax (AMT).

(2) Assumes a phase-out of itemized deduction. The impact of this phaseout is reduced over the next few years.

(3) Assumes a phase-out of itemized deductions and personal exemptions. The impact of these phaseouts are reduced over the next few years.

(4) This rate applies only to the limited case where the couple's AGI is $357,100 or less and their taxable income exceeds $349,700.



------------------------------------------------------------------------------

A.2 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS

STEP 2: DETERMINING YOUR FEDERAL TAXABLE YIELD EQUIVALENT

Using 28.56%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.20% yield.

                                            FOR THESE TAX-EXEMPT RATES:
--------------------------------------------------------------------------------------
             1.0%   1.5%   2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%
--------------------------------------------------------------------------------------
MARGINAL
TAX RATES   THE TAX-EQUIVALENT YIELDS ARE (%):
--------------------------------------------------------------------------------------
  5.00%     1.05   1.58   2.11   2.63   3.16   3.68   4.21   4.74   5.26   5.79   6.32
 10.00%     1.11   1.67   2.22   2.78   3.33   3.89   4.44   5.00   5.56   6.11   6.67
 15.00%     1.18   1.76   2.35   2.94   3.53   4.12   4.71   5.29   5.88   6.47   7.06
 15.30%     1.18   1.77   2.36   2.95   3.54   4.13   4.72   5.31   5.90   6.49   7.08
 15.57%     1.18   1.78   2.37   2.96   3.55   4.15   4.74   5.33   5.92   6.51   7.11
 15.84%     1.19   1.78   2.38   2.97   3.56   4.16   4.75   5.35   5.94   6.54   7.13
 25.00%     1.33   2.00   2.67   3.33   4.00   4.67   5.33   6.00   6.67   7.33   8.00
 25.50%     1.34   2.01   2.68   3.36   4.03   4.70   5.37   6.04   6.71   7.38   8.05
 28.00%     1.39   2.08   2.78   3.47   4.17   4.86   5.56   6.25   6.94   7.64   8.33
 28.56%     1.40   2.10   2.80   3.50   4.20   4.90   5.60   6.30   7.00   7.70   8.40
 29.07%     1.41   2.11   2.82   3.52   4.23   4.93   5.64   6.34   7.05   7.75   8.46
 29.58%     1.42   2.13   2.84   3.55   4.26   4.97   5.68   6.39   7.10   7.81   8.52
 33.00%     1.49   2.24   2.99   3.73   4.48   5.22   5.97   6.72   7.46   8.21   8.96
 33.66%     1.51   2.26   3.01   3.77   4.52   5.28   6.03   6.78   7.54   8.29   9.04
 34.26%     1.52   2.28   3.04   3.80   4.56   5.32   6.08   6.85   7.61   8.37   9.13
 34.86%     1.54   2.30   3.07   3.84   4.61   5.37   6.14   6.91   7.68   8.44   9.21
 35.00%     1.54   2.31   3.08   3.85   4.62   5.38   6.15   6.92   7.69   8.46   9.23
 35.70%     1.56   2.33   3.11   3.89   4.67   5.44   6.22   7.00   7.78   8.55   9.33
 36.97%     1.59   2.38   3.17   3.97   4.76   5.55   6.35   7.14   7.93   8.73   9.52
--------------------------------------------------------------------------------------



------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2007 PROSPECTUS A.3

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center

Minneapolis, MN 55474

(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:

riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-2686

TICKER SYMBOL


Class A: INFAX   Class B: INFBX   Class C: --

RIVERSOURCE [LOGO](SM)                                      S-6355-99 R (1/07)
        INVESTMENTS

                  RIVERSOURCE(SM) INTERMEDIATE TAX-EXEMPT FUND

                   SUPPLEMENT TO THE JAN. 29, 2007 PROSPECTUS

This supplement describes the Fund's Class Y shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

PAST PERFORMANCE

The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                     1 YEAR  5 YEARS  10 YEARS
Class Y
   Return before taxes                               +3.95%   +4.26%  +4.29%(a)
Lehman Brothers 3-15 Year Blend
Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)  +4.18%   +4.96%  +5.39%(b)
Lipper Intermediate Municipal Debt Funds Index       +3.87%   +4.27%  +4.61%(b)

(a)   Inception date is Nov. 13, 1996.

(b)   Measurement period started Dec. 1, 1996.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE                 MAXIMUM DEFERRED SALES CHARGE
                     (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                 (AS A PERCENTAGE OF OFFERING PRICE)      OF OFFERING PRICE AT TIME OF PURCHASE)
Class Y                         None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                         FEE WAIVER/
          MANAGEMENT  DISTRIBUTION     OTHER               EXPENSE         NET
             FEES     (12b-1) FEES  EXPENSES(a)  TOTAL  REIMBURSEMENT  EXPENSES(b)
Class Y      0.39%        0.00%        0.39%     0.78%      0.14%         0.64%

(a) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and a plan administration services fee.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.64% for Class Y.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The table is supplemented as follows:

                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class Y              $65        $235        $420        $957

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

Class Y shares of the Fund are currently closed to new investors.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                         2006        2005        2004     2003        2002
Net asset value, beginning of period                                $ 5.26      $ 5.36      $ 5.40   $ 5.26      $ 5.16
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .18         .18         .17      .16         .17
Net gains (losses) (both realized and unrealized)                      .07        (.07)       (.02)     .15         .12
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .25         .11         .15      .31         .29
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.18)       (.18)       (.17)    (.16)       (.18)
Distributions from realized gains                                     (.03)       (.03)       (.02)    (.01)       (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.21)       (.21)       (.19)    (.17)       (.19)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.30      $ 5.26      $ 5.36   $ 5.40      $ 5.26
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   --      $   --      $   --   $   --      $   --
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .64%(c)     .70%(c)     .70%     .70%(c)     .81%(c)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.49%       3.26%       3.07%    3.13%       3.26%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               35%         16%         25%      59%         52%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       4.87%       1.94%       2.84%    6.08%       5.67%
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.78%, 0.74%, 0.71% and 0.90% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.

                                                             S-6355-1 R (1/07)

   Prospectus

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   TAX-EXEMPT BOND FUND


   PROSPECTUS JAN. 29, 2007


>  RIVERSOURCE TAX-EXEMPT BOND
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH AS MUCH
   CURRENT INCOME EXEMPT FROM
   FEDERAL INCOME TAXES AS
   POSSIBLE WITH ONLY MODEST
   RISK TO THE SHAREHOLDER'S
   INVESTMENTS.


   Classes A, B and C


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


   -----------------------------------------------------
   NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
   -----------------------------------------------------

TABLE OF CONTENTS


THE FUND .............................................................      3P

Objective ............................................................      3p

Principal Investment Strategies ......................................      3p

Principal Risks ......................................................      4p

Past Performance .....................................................      6p

Fees and Expenses ....................................................      9p

Other Investment Strategies and Risks ................................     10p

Fund Management and Compensation .....................................     12p

FINANCIAL HIGHLIGHTS .................................................     13P

BUYING AND SELLING SHARES ............................................     S.1

Description of Share Classes .........................................     S.1

   Investment Options -- Classes of Shares ...........................     S.1

   Sales Charges .....................................................     S.4

   Opening an Account ................................................    S.10

Exchanging or Selling Shares .........................................    S.13

   Exchanges .........................................................    S.15

   Selling Shares ....................................................    S.17

VALUING FUND SHARES ..................................................    S.17

DISTRIBUTIONS AND TAXES ..............................................    S.18

Dividends and Capital Gain Distributions .............................    S.18

Reinvestments ........................................................    S.19

Taxes ................................................................    S.19

GENERAL INFORMATION ..................................................    S.20

APPENDIX .............................................................     A.1



------------------------------------------------------------------------------

2p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

THE FUND

OBJECTIVE


RiverSource Tax-Exempt Bond Fund (the Fund) seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are invested primarily in high and medium quality municipal bonds and other debt obligations. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. Investments will be: (1) rated in the top four rating categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by the investment manager (RiverSource Investments, LLC) to be of investment grade credit quality. The Fund does not intend to invest in debt obligations the interest from which is subject to the alternative minimum tax (AMT).

The selection of high and medium credit quality municipal obligations that are tax-exempt is the primary factor in building the investment portfolio.


In pursuit of the Fund's objective, the investment manager chooses investments by:

o Considering opportunities and risks in municipal obligations given current and expected interest rates.


o Targeting an average portfolio duration within one year of the duration of the Lehman Brothers 3-Plus Year Municipal Bond Index. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to pay the principal and interest on the bond and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

o     Identifying municipal obligations that it believes:


      o     are high or medium credit quality;

      o have similar characteristics to high or medium credit quality municipal bonds in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency;


      o     represent strong relative value; and


      o have characteristics (coupon, call, maturity, etc.) that fit the Fund's investment strategy at the time of purchase.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 3p

o Seeking to identify investments that contribute to portfolio diversification. The investment manager attempts to modify relative exposure to certain credit sectors, maturities, states, or bond structures based on the investment manager's opinion of relative value and expected market trends.


In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

      o     The security is overvalued relative to alternative investments.


      o The issuer's credit rating declines or the investment manager expects a decline in the issuer's creditworthiness (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).


      o Political, economic, or other events could affect the issuer's performance.

      o     The investment manager expects the issuer to call the security.

      o The investment manager identifies a more attractive investment opportunity.


      o The issuer or the security continues to meet the security selection criteria described above.

The investment manager may use derivative investments, such as options, futures, forward contracts, swaps, and structured notes, including inverse floaters, to produce incremental earnings, to increase flexibility, to gain exposure to a certain sector of the market or to hedge against existing positions.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.


------------------------------------------------------------------------------

4p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as underlying investments, pool of investments, options futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The successful use of derivatives depends on the investment manager's ability to manage these complex instruments.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 5p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B and Class C shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares; and


o with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.



------------------------------------------------------------------------------

6p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
+9.95%  +5.58%  -4.43% +12.63%  +3.84%  +8.00%  +3.76%  +3.61%  +2.98%  +4.28%


During the periods shown in the bar chart, the highest return for a calendar quarter was +5.64% (quarter ended Sept. 30, 2002) and the lowest return for a calendar quarter was -2.66% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +4.28%.



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 7p

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)


                                                                                      SINCE
                                                                                    INCEPTION
                                                      1 YEAR   5 YEARS   10 YEARS   (CLASS C)

RiverSource Tax-Exempt Bond Fund:

   Class A

      Return before taxes                              -0.67%    +3.50%     +4.42%    N/A
      Return after taxes on distributions              -0.67%    +2.97%     +4.15%    N/A
      Return after taxes on distributions
      and sale of fund shares                          +0.81%    +3.19%     +4.24%    N/A

   Class B

      Return before taxes                              -1.51%    +3.39%     +4.13%    N/A

   Class C

      Return before taxes                              +2.49%    +3.72%       N/A   +4.58%(a)
Lehman Brothers 3-Plus Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)    +5.05%    +5.87%     +5.97%  +6.43%(b)
Lipper General Municipal Debt Funds Index              +5.10%    +5.37%     +5.24%  +5.82%(b)


(a)   Inception date is June 26, 2000.

(b)   Measurement period started July 1, 2000.


The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

8p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES CHARGE
                 (LOAD) IMPOSED ON PURCHASES      (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
             (AS A PERCENTAGE OF OFFERING PRICE)   OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                     4.75%(a)                                None
Class B                     None                                       5%

Class C                     None                                       1%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                             FEE WAIVER/
          MANAGEMENT   DISTRIBUTION      OTHER                 EXPENSE          NET
             FEES      (12b-1) FEES   EXPENSES(b)   TOTAL   REIMBURSEMENT   EXPENSES(c)

Class A      0.41%         0.25%         0.28%      0.94%        0.03%         0.91%
Class B      0.41%         1.00%         0.28%      1.69%        0.02%         1.67%
Class C      0.41%         1.00%         0.28%      1.69%        0.02%         1.67%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses. Other expenses also include 0.12% of interest and fee expense related to the Fund's participation in certain inverse floater programs where the Fund has transferred fixed rate municipal bonds it owns to a trust that issues inverse floating rate securities and related floating rate notes
      (inverse floater programs).

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B and 1.55% for Class C.



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 9p

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS

Class A(a)                       $563        $758        $  968        $1,576
Class B                          $670(b)     $931(b)     $1,117(b)     $1,801(c)
Class C                          $270(b)     $531        $  917        $2,001

(a)   Includes a 4.75% sales charge.


(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                  1 YEAR     3 YEARS      5 YEARS      10 YEARS

Class A(a)                         $563        $758         $968       $1,576
Class B                            $170        $531         $917       $1,801(b)
Class C                            $170        $531         $917       $2,001

(a)   Includes a 4.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.



------------------------------------------------------------------------------

10p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services, and the brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 11p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.42% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:


Rick LaCoff, Portfolio Manager

o     Managed the Fund since 2006.


o     Leader of the municipal sector team.


o     Joined RiverSource Investments in 2006.

o     Senior Strategist, Payden & Rygel Investment Counsel, 1997-2006.

o     Began investment career in 1992.

o Master of Science, Drexel University; BS, Business Administration, Villanova University.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


------------------------------------------------------------------------------

12p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2006        2005            2004        2003        2002
Net asset value, beginning of period                $ 3.84      $ 3.89          $ 4.10      $ 4.05      $ 4.05
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14         .14             .14         .15         .17
Net gains (losses) (both realized and unrealized)      .08        (.02)           (.01)        .08          --
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .22         .12             .13         .23         .17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.14)       (.14)           (.14)       (.15)       (.17)
Distributions from realized gains                     (.02)       (.03)           (.20)       (.03)         --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.16)       (.17)           (.34)       (.18)       (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 3.90      $ 3.84          $ 3.89      $ 4.10      $ 4.05
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $  788      $  601          $  674      $  777      $  828
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                  .79%(c)     .82%(c)         .82%        .82%        .81%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                     .91%(c)     .90%(c),(d)     .85%(d)     .88%(d)     .86%(d)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                           3.70%       3.55%           3.55%       3.78%       4.23%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                       32%         29%             21%         92%        102%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                       5.83%       3.06%           3.33%       5.91%       4.30%
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.83% and 0.83%, excluding interest and fee expense, and 0.95% and 0.91%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 13p previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2006        2005            2004        2003        2002
Net asset value, beginning of period                $ 3.84      $ 3.89          $ 4.10      $ 4.06      $ 4.05
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11         .11             .11         .12         .15
Net gains (losses) (both realized and unrealized)      .08        (.02)           (.01)        .07          --
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .19         .09             .10         .19         .15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)       (.11)           (.11)       (.12)       (.14)
Distributions from realized gains                     (.02)       (.03)           (.20)       (.03)         --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.13)       (.14)           (.31)       (.15)       (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 3.90      $ 3.84          $ 3.89      $ 4.10      $ 4.06
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $   43      $   29          $   36      $   50      $   60
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                 1.55%(c)    1.58%(c)        1.58%       1.58%       1.57%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                    1.67%(c)    1.66%(c),(d)    1.61%(d)    1.64%(d)    1.62%(d)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                           2.93%       2.78%           2.80%       3.02%       3.47%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                       32%         29%             21%         92%        102%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                       5.03%       2.29%           2.55%       4.85%       3.77%
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.58% and 1.59%, excluding interest and fee expense, and 1.70% and 1.67%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.



------------------------------------------------------------------------------

14p RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2006        2005            2004        2003        2002
Net asset value, beginning of period                $ 3.84      $ 3.89          $ 4.10      $ 4.06      $ 4.06
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11         .11             .11         .12         .14
Net gains (losses) (both realized and unrealized)      .08        (.02)           (.01)        .07          --
--------------------------------------------------------------------------------------------------------------
Total from investment operations                       .19         .09             .10         .19         .14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)       (.11)           (.11)       (.12)       (.14)
Distributions from realized gains                     (.02)       (.03)           (.20)       (.03)         --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.13)       (.14)           (.31)       (.15)       (.14)
Net asset value, end of period                      $ 3.90      $ 3.84          $ 3.89      $ 4.10      $ 4.06
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $    7      $    4          $    5      $    6      $    6
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                 1.55%(c)    1.59%(c)        1.58%       1.59%       1.57%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                    1.67%(c)    1.67%(c),(d)    1.61%(d)    1.65%(d)    1.62%(d)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                           2.93%       2.78%           2.80%       3.01%       3.39%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                       32%         29%             21%         92%        102%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                       5.03%       2.29%           2.55%       4.84%       3.52%
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.58% and 1.60%, excluding interest and fee expense, and 1.70% and 1.68%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS 15p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                    CONTINGENT                                PLAN
                             INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
-------------------------------------------------------------------------------------------------------------
Class A     Available to     Yes. Payable at time   No.                     Yes.              N/A
            all investors.   of purchase. Lower                             0.25%
                             sales charge for
                             larger investments.

-------------------------------------------------------------------------------------------------------------
Class B(b)  Available to     No. Entire purchase    Maximum 5% CDSC         Yes.              N/A
            all investors.   price is               during the first year   1.00%
                             invested in            decreasing to 0%
                             shares of the fund.    after six years.

-------------------------------------------------------------------------------------------------------------
Class C     Available to     No. Entire purchase    1% CDSC may apply       Yes.              N/A
            all investors.   price is invested in   if you sell shares      1.00%
                             shares of the fund.    within one year
                                                    after purchase.


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S.1                                                                   S-6400-6

                                                   CONTINGENT                                PLAN
                            INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------
Class I    Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R2   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.50%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R3   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.25%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R4   Limited to       No.                    No.                     No.               Yes.
           qualifying                                                                        0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R5   Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class W    Limited to       No.                    No.                     Yes.              N/A
           qualifying                                                      0.25%
           discretionary
           managed
           accounts.

------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.


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S.2

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


------------------------------------------------------------------------------

S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


------------------------------------------------------------------------------

S.4

SALES CHARGE* FOR CLASS A SHARES

                         AS A % OF            AS A % OF           MAXIMUM REALLOWANCE
TOTAL MARKET VALUE    PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999               4.75%               4.99%                    4.00%
$50,000 - $99,999           4.25                4.44                     3.50
$100,000 - $249,999         3.50                3.63                     3.00
$250,000 - $499,999         2.50                2.56                     2.15
$500,000 - $999,999         2.00                2.04                     1.75
$1,000,000 or more          0.00                0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.


------------------------------------------------------------------------------

S.5

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5 Class W or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


------------------------------------------------------------------------------

S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


------------------------------------------------------------------------------

S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                  THE CDSC PERCENTAGE RATE IS:*
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth  year                                                   2%
Sixth year                                                    1%
Seventh or eighth year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


------------------------------------------------------------------------------

S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.


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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     The financial institution through which you buy shares may have different policies not described in this prospectus,
                 including different minimum investment amounts and minimum account balances.

------------------------------------------------------------------------------
THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888)
                 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

------------------------------------------------------------------------------


------------------------------------------------------------------------------

S.10

BY MAIL (CONT.)  Mail your check and completed application to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

------------------------------------------------------------------------------

BY WIRE OR ACH   Fund shares purchased through the distributor may be paid for by federal funds wire. Before sending a wire, call (888)
                 791-3380 to notify the distributor of the wire and to receive further instructions.

                 If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                 Your bank or financial institution may charge additional fees for wire transactions.

------------------------------------------------------------------------------

BY EXCHANGE      Call (888) 791-3380 or send signed written instructions to the address above.

------------------------------------------------------------------------------


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                $1,000         $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $  100                $  100         $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $  300                None           $2,500                     $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS

                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                  $100           $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                  $ 50           $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                  None           $2,500                     $500

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

------------------------------------------------------------------------------

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     You can exchange or sell shares by having your financial
                 institution process your transaction. The financial
                 institution through which you purchased shares may have
                 different policies not described in this prospectus,
                 including different transaction limits, exchange policies and sale procedures.

------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL          Mail your exchange or sale request to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 Include in your letter:

                 o     your name

                 o     the name of the fund(s)

                 o     your account number

                 o     the class of shares to be exchanged or sold

                 o your Social Security number or Employer Identification number

                 o the dollar amount or number of shares you want to exchange or sell

                 o specific instructions regarding delivery or exchange destination

                 o     signature(s) of registered account owner(s)

                 o any special documents the transfer agent may require in order to process your order

                 Corporate, trust or partnership accounts may need to send additional documents.

------------------------------------------------------------------------------


------------------------------------------------------------------------------

S.13

BY MAIL (CONT.)  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                 A Medallion Signature Guarantee is required if:

                 o     Amount is over $50,000.

                 o You want your check made payable to someone other than yourself.

                 o     Your address has changed within the last 30 days.

                 o You want the check mailed to an address other than the address of record.

                 o You want the proceeds sent to a bank account not on file.

                 o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                 A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal
                 Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                 NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

------------------------------------------------------------------------------

BY TELEPHONE     Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                 available to you. Reasonable procedures will be used to
                 confirm authenticity of telephone exchange or sale requests.
                 Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                 qualified retirement accounts. You may request that these
                 privileges NOT apply by writing to the address above.

                 Payment will be mailed to the address of record and made payable to the names listed on the account.

                 Telephone sale requests are limited to $100,000 per day.

------------------------------------------------------------------------------


------------------------------------------------------------------------------

S.14

BY WIRE OR ACH   You can wire money from your fund account to your bank
                 account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                 Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                 A service fee may be charged against your account for each wire sent.

                 Minimum amount: $100

                 Your bank or financial institution may charge additional fees for wire transactions.
------------------------------------------------------------------------------

BY SCHEDULED     You may elect to receive regular periodic payments through an
PAYOUT PLAN      automatic sale of shares. See the SAI for more information.

------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF


------------------------------------------------------------------------------

S.15

CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


------------------------------------------------------------------------------

S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


------------------------------------------------------------------------------

S.17

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


------------------------------------------------------------------------------

S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.


------------------------------------------------------------------------------

S.19

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.


Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax. See the SAI for more information.


Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


------------------------------------------------------------------------------

S.20

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Distribution and Shareholder Services. RiverSource Distributors, Inc.,50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


------------------------------------------------------------------------------

S.21

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

PAYMENTS TO FINANCIAL INSTITUTIONS


RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund




------------------------------------------------------------------------------

S.22
for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.


ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


------------------------------------------------------------------------------

S.23

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.


LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.




------------------------------------------------------------------------------

S.24

APPENDIX

2007 FEDERAL TAX-EXEMPT/TAXABLE EQUIVALENT YIELD CALCULATION

The following tables determine federal taxable yield equivalents for given rates of tax-exempt income.(1)

STEP 1: CALCULATING YOUR MARGINAL TAX RATE

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

EXAMPLE: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $128,500 - $195,850 row. Under Adjusted Gross Income, $175,000 is in the $156,400 to $234,600 column. The Taxable Income line and Adjusted Gross Income column meet at 28.56%. This is the rate you will use in Step 2.

QUALIFYING DIVIDEND RATES

                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400     $234,600
                            to          to           to          Over
MARRIED FILING JOINTLY   $156,400   $234,600(2)  $357,100(3)  $357,100(2)
-------------------------------------------------------------------------
$         0 - $ 63,700     5.00%
          Over 63,700     15.00%      15.30%       15.84%       15.30%
-------------------------------------------------------------------------
                                    ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400
                            to          to          Over
SINGLE                   $156,400   $278,900(3)  $278,900(2)
-------------------------------------------------------------------------
$         0 - $ 31,850     5.00%
          Over 31,850     15.00%      15.57%       15.30%
-------------------------------------------------------------------------



------------------------------------------------------------------------------

A.1 RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

ORDINARY INCOME RATES

                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0       $156,400     $234,600
                            to          to           to          Over
MARRIED FILING JOINTLY   $156,400   $234,600(2)  $357,100(3)  $357,100(2)
-------------------------------------------------------------------------
$         0 - $ 15,650    10.00%
     15,650 -   63,700    15.00%
     63,700 -  128,500    25.00%      25.50%
    128,500 -  195,850    28.00%      28.56%       29.58%
    195,850 -  349,700    33.00%      33.66%       34.86%       33.66%
 Over 349,700             35.00%                   36.97%(4)    35.70%
-------------------------------------------------------------------------
                                     ADJUSTED GROSS INCOME
-------------------------------------------------------------------------
TAXABLE INCOME              $0      $156,400
                            to          to           Over
SINGLE                   $156,400   $278,900(3)  $278,900(2)
-------------------------------------------------------------------------
$    0      - $  7,825    10.00%
     7,825  -   31,850    15.00%
     31,850 -   77,100    25.00%
     77,100 -  160,850    28.00%      29.07%
    160,850 -  349,700    33.00%      34.26%       33.66%
Over 349,700              35.00%                   35.70%
-------------------------------------------------------------------------

(1)   Certain exempt interest may be subject to the Federal Alternative
      Minimum Tax (AMT).

(2) Assumes a phase-out of itemized deduction. The impact of this phaseout is reduced over the next few years.

(3) Assumes a phase-out of itemized deductions and personal exemptions. The impact of these phaseouts are reduced over the next few years.

(4) This rate applies only to the limited case where the couple's AGI is $357,100 or less and their taxable income exceeds $349,700.



------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS A.2

STEP 2: DETERMINING YOUR FEDERAL TAXABLE YIELD EQUIVALENT

Using 28.56%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.20% yield.

                                            FOR THESE TAX-EXEMPT RATES:
--------------------------------------------------------------------------------------
             1.0%   1.5%   2.0%   2.5%   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%
--------------------------------------------------------------------------------------
MARGINAL
TAX RATES   THE TAX-EQUIVALENT YIELDS ARE (%):
--------------------------------------------------------------------------------------
  5.00%     1.05   1.58   2.11   2.63   3.16   3.68   4.21   4.74   5.26   5.79   6.32
 10.00%     1.11   1.67   2.22   2.78   3.33   3.89   4.44   5.00   5.56   6.11   6.67
 15.00%     1.18   1.76   2.35   2.94   3.53   4.12   4.71   5.29   5.88   6.47   7.06
 15.30%     1.18   1.77   2.36   2.95   3.54   4.13   4.72   5.31   5.90   6.49   7.08
 15.57%     1.18   1.78   2.37   2.96   3.55   4.15   4.74   5.33   5.92   6.51   7.11
 15.84%     1.19   1.78   2.38   2.97   3.56   4.16   4.75   5.35   5.94   6.54   7.13
 25.00%     1.33   2.00   2.67   3.33   4.00   4.67   5.33   6.00   6.67   7.33   8.00
 25.50%     1.34   2.01   2.68   3.36   4.03   4.70   5.37   6.04   6.71   7.38   8.05
 28.00%     1.39   2.08   2.78   3.47   4.17   4.86   5.56   6.25   6.94   7.64   8.33
 28.56%     1.40   2.10   2.80   3.50   4.20   4.90   5.60   6.30   7.00   7.70   8.40
 29.07%     1.41   2.11   2.82   3.52   4.23   4.93   5.64   6.34   7.05   7.75   8.46
 29.58%     1.42   2.13   2.84   3.55   4.26   4.97   5.68   6.39   7.10   7.81   8.52
 33.00%     1.49   2.24   2.99   3.73   4.48   5.22   5.97   6.72   7.46   8.21   8.96
 33.66%     1.51   2.26   3.01   3.77   4.52   5.28   6.03   6.78   7.54   8.29   9.04
 34.26%     1.52   2.28   3.04   3.80   4.56   5.32   6.08   6.85   7.61   8.37   9.13
 34.86%     1.54   2.30   3.07   3.84   4.61   5.37   6.14   6.91   7.68   8.44   9.21
 35.00%     1.54   2.31   3.08   3.85   4.62   5.38   6.15   6.92   7.69   8.46   9.23
 35.70%     1.56   2.33   3.11   3.89   4.67   5.44   6.22   7.00   7.78   8.55   9.33
 36.97%     1.59   2.38   3.17   3.97   4.76   5.55   6.35   7.14   7.93   8.73   9.52
--------------------------------------------------------------------------------------



------------------------------------------------------------------------------

A.3 RIVERSOURCE TAX-EXEMPT BOND FUND - 2007 PROSPECTUS

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center

Minneapolis, MN 55474

(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:

riversource.com/funds


You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-2686

TICKER SYMBOL

Class A: INTAX   Class B: ITEBX   Class C: --

RIVERSOURCE [LOGO](SM)
      INVESTMENTS                                        S-6310-99 AD (1/07)

                     RIVERSOURCE(SM) TAX-EXEMPT BOND FUND

                  SUPPLEMENT TO THE JAN. 29, 2007 PROSPECTUS

This supplement describes the Fund's Class Y shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

PAST PERFORMANCE

The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                      1 YEAR   5 YEARS   10 YEARS
Class Y                                               +4.42%    +4.63%    +5.05%
   Return before taxes
Lehman Brothers 3-Plus Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)   +5.05%    +5.87%    +5.97%
Lipper General Municipal Debt Funds Index             +5.10%    +5.37%    +5.24%

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees. The table is supplemented as follows:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           MAXIMUM SALES CHARGE                 MAXIMUM DEFERRED SALES CHARGE
                                       (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                   (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class Y                                           None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                  FEE WAIVER/
               MANAGEMENT   DISTRIBUTION      OTHER                 EXPENSE          NET
                  FEES      (12b-1) FEES   EXPENSES(a)   TOTAL   REIMBURSEMENT   EXPENSES(b)
Class Y           0.41%         0.00%         0.42%      0.83%       0.07%          0.76%

(a) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses, and a plan administration services fee. Other expenses also include 0.12% of interest and fee expense related to the Fund's participation in certain inverse floater programs where the Fund has transferred fixed rate municipal bonds it owns to a trust that issues inverse floating rate securities and related floating rate notes (inverse floater programs).

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) will not exceed 0.64% for Class Y.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y                                   $78      $258      $454      $1,023

BUYING AND SELLING SHARES

Class Y shares of the Fund are currently closed to new investors.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                             2006           2005               2004           2003           2002
Net asset value, beginning of period                $    3.84      $    3.89          $    4.10      $    4.06      $    4.06
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .15            .15                .15            .16            .18
Net gains (losses) (both realized and unrealized)         .07           (.02)              (.01)           .07             --
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .22            .13                .14            .23            .18
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.14)          (.15)              (.15)          (.16)          (.18)
Distributions from realized gains                        (.02)          (.03)              (.20)          (.03)            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.16)          (.18)              (.35)          (.19)          (.18)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    3.90      $    3.84          $    3.89      $    4.10      $    4.06
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $      --      $      --          $      --      $      --      $      --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                     .64%           .66%(c)            .66%           .66%           .66%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                        .76%           .74%(c),(d)        .69%(d)        .72%(d)        .71%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets                                 3.85%          3.62%              3.66%          3.89%          4.32%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                32%            29%                21%            92%           102%
-----------------------------------------------------------------------------------------------------------------------------
Total return(e)                                          5.96%          3.19%              3.45%          5.74%          4.40%
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.68%, excluding interest and fee expense, and 0.76%, including interest and fee expense, for the year ended Nov. 30, 2005.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.

                                                            S-6310-1 AD (1/07)

                      STATEMENT OF ADDITIONAL INFORMATION


                                 JAN. 29, 2007


RIVERSOURCE(SM) BOND SERIES, INC.
    RiverSource Core Bond Fund
    RiverSource Floating Rate Fund
    RiverSource Income Opportunities Fund
    RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
    RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
    RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
    RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
    RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
    RiverSource Absolute Return Currency and Income Fund RiverSource Emerging Markets Bond Fund
    RiverSource Emerging Markets Fund
    RiverSource Global Bond Fund
    RiverSource Global Equity Fund
    RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
    RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
    RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
    RiverSource Income Builder Basic Income Fund
    RiverSource Income Builder Enhanced Income Fund RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
    RiverSource International Aggressive Growth Fund RiverSource International Equity Fund
    RiverSource International Select Value Fund
    RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
    RiverSource Disciplined International Equity Fund RiverSource European Equity Fund
    RiverSource International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
    RiverSource Balanced Fund
    RiverSource Diversified Equity Income Fund
    RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
    RiverSource Disciplined Equity Fund
    RiverSource Growth Fund
    RiverSource Large Cap Equity Fund
    RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
    RiverSource Aggressive Growth Fund
    RiverSource Fundamental Growth Fund
    RiverSource Fundamental Value Fund
    RiverSource Select Value Fund
    RiverSource Small Cap Equity Fund
    RiverSource Small Cap Value Fund
    RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
    RiverSource Portfolio Builder Aggressive Fund RiverSource Portfolio Builder Conservative Fund RiverSource Portfolio Builder Moderate Aggressive Fund RiverSource Portfolio Builder Moderate Conservative Fund RiverSource Portfolio Builder Moderate Fund
    RiverSource Portfolio Builder Total Equity Fund
    RiverSource S&P 500 Index Fund
    RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
    RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
    RiverSource Retirement Plus(SM) 2010 Fund
    RiverSource Retirement Plus 2015 Fund
    RiverSource Retirement Plus 2020 Fund
    RiverSource Retirement Plus 2025 Fund
    RiverSource Retirement Plus 2030 Fund
    RiverSource Retirement Plus 2035 Fund
    RiverSource Retirement Plus 2040 Fund
    RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
    RiverSource Dividend Opportunity Fund
    RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
    RiverSource Precious Metals and Mining Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
    RiverSource Massachusetts Tax-Exempt Fund
    RiverSource Michigan Tax-Exempt Fund
    RiverSource Minnesota Tax-Exempt Fund
    RiverSource New York Tax-Exempt Fund
    RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
    RiverSource Strategic Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
    RiverSource Equity Value Fund
    RiverSource Small Cap Advantage Fund
    RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
    RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
    RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
    RiverSource Intermediate Tax-Exempt Fund
    RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS

Fundamental and Nonfundamental Investment Policies.............................................................p. 6
Investment Strategies and Types of Investments ...............................................................p. 16
Information Regarding Risks and Investment Strategies ........................................................p. 18
Securities Transactions ......................................................................................p. 44
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager .................................p. 58
Valuing Fund Shares ..........................................................................................p. 62
Portfolio Holdings Disclosure ................................................................................p. 71
Proxy Voting .................................................................................................p. 73
Investing in a Fund ..........................................................................................p. 74
Selling Shares ...............................................................................................p. 79
Pay-out Plans ................................................................................................p. 80
Capital Loss Carryover........................................................................................p. 81
Taxes ........................................................................................................p. 85
Agreements....................................................................................................p. 89
Organizational Information ..................................................................................p. 158
Board Members and Officers ..................................................................................p. 162
Control Persons and Principal Holders of Securities..........................................................p. 174

Information Regarding Pending and Settled Legal Proceedings..................................................p. 188
Independent Registered Public Accounting Firm................................................................p. 189
Appendix A: Description of Ratings...........................................................................p. 190
Appendix B: State Risk Factors...............................................................................p. 196
Appendix C: Additional Information about the S&P 500 Index...................................................p. 197

Statement of Additional Information -- Jan. 29, 2007                     Page 2


LIST OF TABLES

1.       Fund Fiscal Year Ends, Prospectus Date and Investment Categories......................................p. 4
2.       Fundamental Policies..................................................................................p. 6
3.       Nonfundamental Policies..............................................................................p. 11
4.       Investment Strategies and Types of Investments.......................................................p. 16
5.       Total Brokerage Commissions..........................................................................p. 47
6.       Brokerage Directed for Research and Turnover Rates...................................................p. 49
7.       Securities of Regular Brokers or Dealers.............................................................p. 52
8.       Brokerage Commissions Paid to Investment Manager or Affiliates.......................................p. 59
9.       Valuing Fund Shares..................................................................................p. 62
10.      Class A Sales Charge.................................................................................p. 74
11.      Public Offering Price................................................................................p. 75
12.      Capital Loss Carryover...............................................................................p. 81
13.      Corporate Deduction and Qualified Dividend Income....................................................p. 86
14.      Investment Management Services Agreement Fee Schedule................................................p. 89
15.      Lipper Indexes.......................................................................................p. 97
16.      Performance Incentive Adjustment Calculation.........................................................p. 98
17.      Management Fees and Nonadvisory Expenses.............................................................p. 99
18.      Subadvisers and Subadvisory Agreement Fee Schedules.................................................p. 103
19.      Subadvisory Fees....................................................................................p. 106
20.      Portfolio Managers..................................................................................p. 108
21.      Administrative Services Agreement Fee Schedule......................................................p. 147
22.      Administrative Fees.................................................................................p. 149
23.      Sales Charges Paid to Distributor...................................................................p. 152
24.      12b-1 Fees..........................................................................................p. 156
25.      Fund History Table for RiverSource Funds............................................................p. 159
26.      Board Members.......................................................................................p. 162
27.      Fund Officers.......................................................................................p. 163
28.      Committee Meetings..................................................................................p. 165
29.      Board Member Holdings - All Funds...................................................................p. 165
30.      Board Member Holdings - Individual Funds............................................................p. 166
31.      Board Member Compensation - All Funds...............................................................p. 169
32.      Board Member Compensation - Individual Funds........................................................p. 170
33.      Control Persons and Principal Holders of Securities.................................................p. 174


Statement of Additional Information -- Jan. 29, 2007                     Page 3

                     TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES
--------------------------------------------------------------------------------------------------------------
                  FUND                     FISCAL YEAR END   PROSPECTUS DATE     FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income       October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Aggressive Growth                         May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Balanced                                  September 30      Nov. 29, 2006      Balanced
--------------------------------------------------------------------------------------------------------------
California Tax-Exempt***                  August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Cash Management                           July 31           Sept. 29, 2006     Taxable money market
--------------------------------------------------------------------------------------------------------------
Core Bond                                 July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Disciplined Equity                        July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Disciplined International Equity          October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity      July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value               July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Diversified Bond                          August 31         Oct. 30, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Diversified Equity Income                 September 30      Nov. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Dividend Opportunity                      June 30           Aug. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Emerging Markets                          October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                     October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Equity Value                              March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
European Equity                           October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Floating Rate                             July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Fundamental Growth                        May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Fundamental Value                         May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Global Bond                               October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Global Equity                             October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Global Technology                         October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Growth                                    July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
High Yield Bond                           May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Basic Income               May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income            May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income            May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Opportunities                      July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Inflation Protected Securities            July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                   November 30       Jan. 29, 2007      Tax-exempt fixed income

--------------------------------------------------------------------------------------------------------------
International Aggressive Growth           October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Equity                      October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Opportunity                 October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Select Value                October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Small Cap                   October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Large Cap Equity                          July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Large Cap Value                           July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Limited Duration Bond                     July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt***               August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt***                    August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------

Mid Cap Growth                            November 30       Jan. 29, 2007      Equity

--------------------------------------------------------------------------------------------------------------
Mid Cap Value                             September 30      Nov. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt***                   August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 4


--------------------------------------------------------------------------------------------------------------
                  FUND                     FISCAL YEAR END   PROSPECTUS DATE     FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------------
New York Tax-Exempt***                    August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt***                        August 31         Oct. 30, 2006      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive              January 31        March 31, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative            January 31        March 31, 2006     Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                January 31        March 31, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive     January 31        March 31, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative   January 31        March 31, 2006     Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity            January 31        March 31, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Real Estate                               June 30           Aug. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2010**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2015**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2020**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2025**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2030**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2035**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2040**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2045**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
S&P 500 Index                             January 31        March 31, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Select Value                              May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government            May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Small Cap Advantage                       March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Equity                          May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Growth                          March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Value                           May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Small Company Index                       January 31        March 31, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Strategic Allocation                      September 30      Nov. 29, 2006      Balanced
--------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                           November 30       Jan. 29, 2007      Tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                    November 30       Jan. 29, 2007      Tax-exempt fixed income

--------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                   December 31       March 1, 2006      Tax-exempt money market
--------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                  May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Value                                     May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------

  *  The taxable fixed income fund investment category includes Absolute
     Return Currency and Income Fund, which is an alternative investment strategy.
 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
***  The fund changed its fiscal period end in 2006 from June 30 to Aug. 31.
     For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended
     June 30.

FUNDS-OF-FUNDS
Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.


Statement of Additional Information -- Jan. 29, 2007                     Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND: The fund will not:

     o Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

     o Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

     o Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

     o Buy on margin or sell short or deal in options to buy or sell securities.

     o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

     o    Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                                                TABLE 2. FUNDAMENTAL POLICIES

The fund will not:
-------------------------------------------------------------------------------------------------------------------------------
                              A           B             C              D                 E                F              G

       FUND              BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN   INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
                         REAL ESTATE  COMMODITIES   SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER  ANY ONE INDUSTRY   THAN 80%
-------------------------------------------------------------------------------------------------------------------------------
Absolute Return               A1          B1            C1                                                F7
Currency and Income
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth             A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Balanced                      A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt         A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------
Cash Management               A3          A3                           D1                E1
-------------------------------------------------------------------------------------------------------------------------------
Core Bond                     A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity            A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 6


-------------------------------------------------------------------------------------------------------------------------------
                              A           B             C              D                 E                F              G

       FUND              BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN   INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
                         REAL ESTATE  COMMODITIES   SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER  ANY ONE INDUSTRY   THAN 80%
-------------------------------------------------------------------------------------------------------------------------------
Disciplined
International Equity          A1          B4            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and
Mid Cap Equity                A1          B4            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value   A1          B4            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond              A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income     A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity          A1          B1                           D1                E1
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets              A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond         A1          B4            C1                                                F5
-------------------------------------------------------------------------------------------------------------------------------
Equity Value                  A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
European Equity               A1          B1            C1                                                F1
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate                 A1          B4            C1             D1                E1               F6
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth            A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value             A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                   A1          B1            C1             D1                                 F1
-------------------------------------------------------------------------------------------------------------------------------
Global Equity                 A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Global Technology             A1          B1            C1
-------------------------------------------------------------------------------------------------------------------------------
Growth                        A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond               A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Income Builder                A1          B4            C1                                                F2
Basic Income*
-------------------------------------------------------------------------------------------------------------------------------
Income Builder
Enhanced Income*              A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Income Builder
Moderate Income*              A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities          A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected           A1          B1            C1                                                F1
Securities
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt       A1          B1                           D1                E1                              G3(i)
-------------------------------------------------------------------------------------------------------------------------------
International                 A1          B3            C1             D1                E1               F1
Aggressive Growth
-------------------------------------------------------------------------------------------------------------------------------
International Equity          A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity     A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
International Select Value    A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap       A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity              A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value               A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond         A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt      A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt           A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                 A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt          A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt           A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt               A1          B1                                                                             G1
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 7


-------------------------------------------------------------------------------------------------------------------------------
                              A           B             C              D                 E                F              G

       FUND              BUY OR SELL  BUY OR SELL  ISSUE SENIOR   BUY MORE THAN   INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
                         REAL ESTATE  COMMODITIES   SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER  ANY ONE INDUSTRY   THAN 80%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Aggressive*                   A1          B1            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Conservative*                 A1          B1            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate*   A1          B1            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Aggressive*          A1          B1            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Conservative*        A1          B1            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             A1          B1            C1                                                F2
Total Equity*
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining    A1         B1(ii)         C1                                                F3
-------------------------------------------------------------------------------------------------------------------------------
Real Estate                   A1          B1            C1
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*         A1          B4            C1                                                F2
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                 A1          B1            C1                                                F4
-------------------------------------------------------------------------------------------------------------------------------
Select Value                  A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Short Duration
U.S. Government               A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage           A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity              A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth              A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value               A1          B3            C1                                                F1
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index           A1          B1                           D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation          A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond               A1          B1                           D1                E1                              G3(iii)
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income        A1          B1                           D1                E1                              G2
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market       A2          B2                           D1                E1                              G3
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage      A1          B1            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------
Value                         A1          B3            C1             D1                E1               F1
-------------------------------------------------------------------------------------------------------------------------------

   * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

(i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
(ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.


Statement of Additional Information -- Jan. 29, 2007                     Page 8

A. BUY OR SELL REAL ESTATE
A1- The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2- The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

A3- The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES
B1- The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2-   The fund will not invest in commodities or commodity contracts.

B3- The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4- The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES
C1- The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER
D1- The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

E. INVEST MORE THAN 5% IN AN ISSUER
E1- The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

F. CONCENTRATE
F1- The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

F2- The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

F3- The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.


Statement of Additional Information -- Jan. 29, 2007                     Page 9

F4- The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

F5- While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

F6- The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

F7- Concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

G. INVEST LESS THAN 80%
G1- The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

G2- The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

G3- The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.


Statement of Additional Information -- Jan. 29, 2007                    Page 10

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                                         TABLE 3. NONFUNDAMENTAL POLICIES

                    The following are guidelines that may be changed by the Board at any time:

---------------------------------------------------------------------------------------------------------------------------------
         FUND              A        B          C        D          E          F        G         H        I        J         K
                        DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING   FOREIGN    DEBT   TAX-EXEMPT EQUITY   INVEST   DIVERSI-
                          ON    SECURITIES; SELLING   MARKET   TO CONTROL SECURITIES SECURI- SECURITIES SECURI-   WHILE   FICATION
                        FUTURES  BULLION     SHORT  SECURITIES OR MANAGE              TIES               TIES   BORROWING
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return           A1        B2                            E1                                              J1
Currency and Income
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         A1        B2        C6        D1        E1        F1-15%    G9
---------------------------------------------------------------------------------------------------------------------------------
Balanced                  A1        B2        C3        D1        E1        F1-25%
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt     A1        B4        C5                                      G16   H1, H4, H6
---------------------------------------------------------------------------------------------------------------------------------
Cash Management                     B1       See                                      G15
                                           Table 2
---------------------------------------------------------------------------------------------------------------------------------
Core Bond                 A1        B2        C3        D1        E1        F1-15%
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity        A1        B2        C6        D1        E1        F1-20%    G6
---------------------------------------------------------------------------------------------------------------------------------
Disciplined               A1        B2        C8        D1        E1        F1-100%                               J1
International Equity
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and     A1        B2        C8        D1        E1        F1-20%    G6                          J1
Mid Cap Equity
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small
Cap Value                 A1        B2        C1        D1        E1        F1-20%    G6                          J1
---------------------------------------------------------------------------------------------------------------------------------
Diversified Bond          A1        B2        C6        D1        E1        F1-15%
---------------------------------------------------------------------------------------------------------------------------------
Diversified               A1        B2        C3        D1        E1        F1-25%    G11
Equity Income
---------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity      A1        B2        C3        D1        E1        F1-25%    G4
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets          A1        B2        C1        D1        E1        F1-100%  G1, G7
---------------------------------------------------------------------------------------------------------------------------------
Emerging                  A1        B2        C1        D1        E1        F1-100%                               J1
Markets Bond
---------------------------------------------------------------------------------------------------------------------------------
Equity Value              A1        B2        C3        D1        E1        F1-25%    G12,
                                                                                      G14
---------------------------------------------------------------------------------------------------------------------------------
European Equity           A1        B2        C6                            F1-100%                                       K1, K2
---------------------------------------------------------------------------------------------------------------------------------
Floating Rate             A1        B2        C1        D1        E1        F1-20%                                J1
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth        A1        B2        C6        D1        E1        F1-15%    G7
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value         A1        B2        C1        D1                                                        J1
---------------------------------------------------------------------------------------------------------------------------------
Global Bond               A1        B2        C1        D1        E1        F1-100%   G14
---------------------------------------------------------------------------------------------------------------------------------
Global Equity             A1        B2        C1        D1        E1        F1-100%  G1, G6
---------------------------------------------------------------------------------------------------------------------------------
Global Technology         A1        B2        C1        D1        E1        F1-100%  G1, G6
---------------------------------------------------------------------------------------------------------------------------------
Growth                    A1        B2        C6        D1        E1        F1-25%    G4
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond           A1        B2        C5        D1        E1        F1-25%                       I1
---------------------------------------------------------------------------------------------------------------------------------
Income Builder            A1        B2        C1        D1        E1                                              J1
Basic Income*
---------------------------------------------------------------------------------------------------------------------------------
Income Builder
Enhanced Income*          A1        B2        C1        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Income Builder
Moderate Income*          A1        B2        C1        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 11


---------------------------------------------------------------------------------------------------------------------------------
         FUND              A        B          C        D          E          F        G         H        I        J         K
                        DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING   FOREIGN    DEBT   TAX-EXEMPT EQUITY   INVEST   DIVERSI-
                          ON    SECURITIES; SELLING   MARKET   TO CONTROL SECURITIES SECURI- SECURITIES SECURI-   WHILE   FICATION
                        FUTURES  BULLION     SHORT  SECURITIES OR MANAGE              TIES               TIES   BORROWING
---------------------------------------------------------------------------------------------------------------------------------
Income Opportunities      A1        B2        C3        D1        E1        F1-25%
---------------------------------------------------------------------------------------------------------------------------------
Inflation Protected       A1        B2        C3                            F1-15%
Securities
---------------------------------------------------------------------------------------------------------------------------------
Intermediate              A1        B4        C2                                      G10   H2, H3, H5,  I2
Tax-Exempt                                                                                      H6
---------------------------------------------------------------------------------------------------------------------------------
International             A1        B2        C1        D1                  F1-100%
Aggressive Growth
---------------------------------------------------------------------------------------------------------------------------------
International Equity      A1        B2        C1        D1                  F1-100%
---------------------------------------------------------------------------------------------------------------------------------
International             A1        B2        C1        D1        E1        F3-100%
Opportunity
---------------------------------------------------------------------------------------------------------------------------------
International             A1        B2        C1        D1                  F1-100%                               J1
Select Value
---------------------------------------------------------------------------------------------------------------------------------
International             A1        B2        C1        D1                  F1-100%
Small Cap
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity          A1        B2        C6        D1        E1        F1-20%    G6
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value           A1        B2        C1        D1        E1        F1-20%    G7
---------------------------------------------------------------------------------------------------------------------------------
Limited                   A1        B2        C3        D1        E1        F1-15%
Duration Bond
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts             A1        B4        C5                                      G16   H1, H4, H6
Tax-Exempt
---------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt       A1        B4        C5                                      G16   H1, H4, H6
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth            A1        B2        C1        D1        E1        F1-15%    G5
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value             A1        B2        C3        D1        E1        F1-25%    G8
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                 A1        B4        C5                                      G16   H1, H4, H6
Tax-Exempt
---------------------------------------------------------------------------------------------------------------------------------
New York
Tax-Exempt                A1        B4        C5                                      G16   H1, H4, H6
---------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt           A1        B4        C5                                      G16   H1, H4, H6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder         A1        B2        C6
Aggressive*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Conservative*             A1        B2        C6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate *                A1        B2        C6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Aggressive*      A1        B2        C6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Conservative*    A1        B2        C6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Total Equity*             A1        B2        C6
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals           A1     B2, B3       C6        D1        E1         F2      G6(i),
and Mining                                                                            G17
---------------------------------------------------------------------------------------------------------------------------------
Real Estate               A1        B2        C6                            F1-10%
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 12


---------------------------------------------------------------------------------------------------------------------------------
         FUND              A        B          C        D          E          F        G         H        I        J         K
                        DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING   FOREIGN    DEBT   TAX-EXEMPT EQUITY   INVEST   DIVERSI-
                          ON    SECURITIES; SELLING   MARKET   TO CONTROL SECURITIES SECURI- SECURITIES SECURI-   WHILE   FICATION
                        FUTURES  BULLION     SHORT  SECURITIES OR MANAGE              TIES               TIES   BORROWING
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*     A1        B2        C8        D1        E1                                              J1
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index             A1        B2        C3                                                                          K1, K2
---------------------------------------------------------------------------------------------------------------------------------
Select Value              A1        B2        C1        D1                  F1-20%    G3
---------------------------------------------------------------------------------------------------------------------------------
Short Duration            A1        B2        C7        D1        E1
U.S. Government
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       A1        B2        C1        D1
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          A2        B2        C1        D1                  F1-20%                                J1
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth          A1        B2        C1        D1
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value           A1        B2        C1        D1                                                        J1      K1, K2
---------------------------------------------------------------------------------------------------------------------------------
Small Company Index       A1        B2        C4        D1        E1
---------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation      A1        B2        C3                  E1        F1-50%  G2, G9
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond           A1        B4        C2                                      G18       H2       I2
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                A1        B4        C2                                              H2, H3
High Income
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                        B1(ii)
Money Market
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government           A1        B2        C7        D1        E1
Mortgage
---------------------------------------------------------------------------------------------------------------------------------
Value                     A1        B2        C1        D1                  F1-25%    G13                         J1
---------------------------------------------------------------------------------------------------------------------------------

   * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

(i) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

(ii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A. DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS
A1- No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

A2- No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B. ILLIQUID SECURITIES
B1- No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

B2- The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

B3- The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.


Statement of Additional Information -- Jan. 29, 2007                    Page 13

B4- The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

C. MARGIN/SELLING SHORT
C1- The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

C2- The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

C3- The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

C4- The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

C5- The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

C6- The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

C7- The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

C8- The fund will not buy on margin or sell short, except in connection with derivative instruments.

D. MONEY MARKET SECURITIES
D1- Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

E. INVESTING TO CONTROL OR MANAGE
E1-   The fund will not invest in a company to control or manage it.

F. FOREIGN SECURITIES
F1- The fund may invest its total assets, up to the amount shown, in foreign investments.

F2- Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

F3- The fund may invest its total assets, up to the amount shown, in foreign investments. Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.

G. DEBT SECURITIES
G1-   The fund may invest up to 20% of its net assets in bonds.

G2- The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

G3- The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

G4-   The fund may not purchase debt securities rated below investment grade.

G5- The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

G6- The fund will not invest more than 5% of its net assets in bonds below investment grade.


Statement of Additional Information -- Jan. 29, 2007                    Page 14

G7- The fund may invest up to 10% of its net assets in bonds rated below investment grade.

G8- No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

G9- No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

G10- The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

G11- No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

G12- The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

G13- No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

G14- The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

G15- The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

G16- No more than 10% of the fund's net assets will be held in inverse floaters.

G17- In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).

G18- At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.

H. TAX-EXEMPT SECURITIES
H1- If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

H2- Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

H3- The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

H4- The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

H5- The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

H6- A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.


Statement of Additional Information -- Jan. 29, 2007                    Page 15

I. EQUITY SECURITIES
I1- The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

I2- The fund will not invest in voting securities or securities of investment companies.

J. INVEST WHILE BORROWING
J1- The fund will not make additional investments while any borrowing remains outstanding.

K. DIVERSIFICATION
K1- The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

K2- The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

                              TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   STATE
                                                         FUNDS-OF-FUNDS- TAXABLE TAXABLE TAX-EXEMPT  TAX-EXEMPT  TAX-EXEMPT
         INVESTMENT STRATEGY            BALANCED  EQUITY   EQUITY AND    FIXED   MONEY     MONEY       FIXED        FIXED
                                                          FIXED INCOME   INCOME  MARKET    MARKET     INCOME       INCOME
----------------------------------------------------------------------------------------------------------------------------
Agency and government securities           o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Borrowing                                  o        o          o           o        o                    o           o
----------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments              o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations            o       o A                     o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Commercial paper                           o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Common stock                               o        o                     o B
----------------------------------------------------------------------------------------------------------------------------
Convertible securities                     o        o                     o C                            o           o
----------------------------------------------------------------------------------------------------------------------------

Corporate bonds                            o        o                      o        o                    o           o

----------------------------------------------------------------------------------------------------------------------------
Debt obligations                           o        o                      o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Depositary receipts                        o        o                     o D
----------------------------------------------------------------------------------------------------------------------------
Derivative instruments                     o        o          o           o                             o           o
(including options and futures)
----------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                      o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Floating rate loans                        o                               o
----------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions              o        o                     o E                           o E
----------------------------------------------------------------------------------------------------------------------------
Foreign securities                         o        o                     o F       o                    o           o
----------------------------------------------------------------------------------------------------------------------------
Funding agreements                         o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 16


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   STATE
                                                         FUNDS-OF-FUNDS- TAXABLE TAXABLE TAX-EXEMPT TAX-EXEMPT   TAX-EXEMPT
         INVESTMENT STRATEGY            BALANCED  EQUITY   EQUITY AND     FIXED   MONEY    MONEY       FIXED       FIXED
                                                          FIXED INCOME   INCOME  MARKET    MARKET     INCOME       INCOME
----------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)    o       o G                    o G                           o G          o
----------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities         o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Indexed securities                         o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Inflation protected securities             o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Inverse floaters                           o        H                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Investment companies                       o        o          o           o        o
----------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities            o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Loan participations                        o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities      o       o I                     o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                      o        J                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Municipal obligations                      o        o                      o                 o           o           o
----------------------------------------------------------------------------------------------------------------------------
Preferred stock                            o        o                     o K                           o K          o
----------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts              o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                      o        o                      o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements              o        o                      o        o                    o           o
----------------------------------------------------------------------------------------------------------------------------

Short sales                                         L                      L

----------------------------------------------------------------------------------------------------------------------------
Sovereign debt                             o       o M                     o        o                    o           o
----------------------------------------------------------------------------------------------------------------------------
Structured investments                     o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------

Swap agreements                           o N      o N                    o N                            o N        o N

----------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities      o        o          o           o        o        o           o           o
----------------------------------------------------------------------------------------------------------------------------
Warrants                                   o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
When-issued securities and
forward commitments                        o        o                      o                             o           o
----------------------------------------------------------------------------------------------------------------------------
Zero-coupon, step-coupon and               o        o                      o                             o           o
pay-in-kind securities
----------------------------------------------------------------------------------------------------------------------------

A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.

B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.

D.    The following funds are not authorized to invest in depositary receipts:
      Short Duration U.S. Government, U.S. Government Mortgage.

E. The following funds are not authorized to engage in foreign currency transactions: Short Duration U.S. Government, U.S. Government Mortgage.

F.    The following funds are not authorized to invest in foreign securities:
      U.S. Government Mortgage.

G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase: Core Bond, Dividend Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, Short Duration U.S. Government, U.S. Government Mortgage.

H.    The following funds are authorized to invest in inverse floaters: Real
      Estate.

I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.

J.    The following funds are authorized to invest in mortgage dollar rolls:
      Real Estate.

K.    The following funds are not authorized to invest in preferred stock:
      Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government, U.S. Government Mortgage.

L. The following funds are authorized to engage in short sales: S&P 500 Index, Short Duration U.S. Government, U.S. Government Mortgage.

M.    The following funds are not authorized to invest in sovereign debt:
      Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.

N. Equity funds are authorized to invest in total return equity swap agreements. Tax-exempt and state tax-exempt fixed income funds are authorized to invest in interest rate swap agreements. Taxable fixed income and balanced funds are authorized to invest in interest rate swap agreements and Commercial Mortgage-Backed Security (CMBS) total return swap agreements.


Statement of Additional Information -- Jan. 29, 2007                    Page 17

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


Statement of Additional Information -- Jan. 29, 2007                    Page 18

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.


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HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall.In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


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QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.


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

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING
A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S.
bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.


A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.


Statement of Additional Information -- Jan. 29, 2007                    Page 22

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


Statement of Additional Information -- Jan. 29, 2007                    Page 23

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)


Statement of Additional Information -- Jan. 29, 2007                    Page 24

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.


Statement of Additional Information -- Jan. 29, 2007                    Page 25

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Options. An option is a contract. A person who buys a call option for a
-------
security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written.

The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer
-----------------
(holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.


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Options on Futures Contracts. Options on futures contracts give the holder a
-----------------------------
right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on
-------------------------
national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and
-----------------------------
to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the
---------------------------
risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an EFT to replicate a particular index will replicate such index.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.


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A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


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In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency
--------------------------------------
exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.


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This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write
------------------------------
covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


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As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


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Foreign Currency Futures and Related Options. A fund may enter into currency
---------------------------------------------
futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include:
Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


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The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.


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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.


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

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.


INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.


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LENDING OF PORTFOLIO SECURITIES

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.


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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto
Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


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


Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation
------------------------------
that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because
(a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.


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

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.


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STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or
--------------------
preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.


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Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps,
--------------------
except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees
------------------
to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a
--------------------
contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. A credit default swap agreement may have as reference
--------------------
obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.


Statement of Additional Information -- Jan. 29, 2007                    Page 42

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Statement of Additional Information -- Jan. 29, 2007                    Page 43

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS
Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (each a principal underwriter and distributor of the Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager generally does not pay the dealer a commission. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.


Statement of Additional Information -- Jan. 29, 2007                    Page 44

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to all RiverSource funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of soft dollars falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1940. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that soft dollars pay only for the investment decision-making portion of a mixed-use item.


Statement of Additional Information -- Jan. 29, 2007                    Page 45

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information -- Jan. 29, 2007                    Page 46

                                            TABLE 5. TOTAL BROKERAGE COMMISSIONS

---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------
                       FUND                                                   2006              2005                2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                                      $0              $0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                                     0               0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                         0               0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                              0               0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                            0               0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                                     0               0(a)                N/A
---------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                           78,951             37,118             23,893
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 22,575             49,048             24,729
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
Equity Value                                                                 721,284            858,846          1,852,684
---------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                                   801,550          1,245,421            956,649
---------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                          481,987          3,294,757          4,102,653
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                           1,410,791          2,105,168          3,334,707
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                             N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                            405,109            181,981             72,985
---------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                            21,815            180,023             46,313
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                            346,840            314,501            162,856
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                                    0                  0                876
---------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                     0(b)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                                  0(b)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                                  0(b)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Select Value                                                                 445,429            310,913            539,192
---------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                                24,483             95,868            407,216
---------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                             239,268            429,969            846,218
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                              198,852          2,439,209          3,185,306
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                       6,379             10,708             31,267
---------------------------------------------------------------------------------------------------------------------------
Value                                                                        297,507            363,273            389,539
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                         456,446            621,168          3,783,128
---------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                  152,782            185,877          34,975(c)
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 47



---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------
                       FUND                                                   2006              2005                2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------
Cash Management                                                                    0                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Core Bond                                                                      4,241              3,612              1,451
---------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                           987,624             35,948              5,731
---------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                        8,916(d)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                33,110(e)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                                   0(e)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Growth                                                                    10,375,981         15,623,111         22,702,374
---------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                               0                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                                     0                  0               0(f)
---------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                           7,940,223          6,832,334          1,306,601
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                              138,363            189,029            146,077
---------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                          4,006              3,268                839
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                                                         666                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                             108,055            161,336            160,646
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                                                      225                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                                                           189                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                                                        1,254                  0                  0
---------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                                                           255                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                                                               180                  0                  0
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------
Balanced                                                                     585,974          1,135,795          1,314,212
---------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                                  2,923,490          3,191,513          2,416,265
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                              1,354,225            919,813            365,435
---------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                         907,507            502,448            279,233
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                             0(h)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                           60,738(i)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                           3,017,380          2,388,169          2,022,969
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                           0(j)                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
European Equity                                                              160,239            211,729            324,079
---------------------------------------------------------------------------------------------------------------------------
Global Bond                                                                    9,664              8,856              7,760
---------------------------------------------------------------------------------------------------------------------------
Global Equity                                                              1,249,847          1,393,982          1,992,985
---------------------------------------------------------------------------------------------------------------------------
Global Technology                                                          1,237,181          1,170,244          4,193,021
---------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                            1,179,455            673,010            598,644
---------------------------------------------------------------------------------------------------------------------------
International Equity                                                         405,405            556,407            315,047
---------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                    989,118          1,320,088          1,303,677
---------------------------------------------------------------------------------------------------------------------------
International Select Value                                                 1,533,794          1,027,065            839,270
---------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                      405,190            241,558            179,076
------------------------------------------------------------------- ----------------- ------------------ ------------------


---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 48



---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------

                       FUND                                                   2006              2005                2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                          438                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                             1,867,241          1,764,250          1,630,670
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                                4,257                  0                  0
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                        17,679                  0                  0
---------------------------------------------------------------------------------------------------------------------------
                       FUND                                                   2005              2004                2003
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                            0                  0                  0
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
    2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
(h) For the period from June 15, 2006 (when the Fund became available) to Oct.
    31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                            TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES
-----------------------------------------------------------------------------------------------------------------------
                                                               BROKERAGE DIRECTED FOR RESEARCH*
                                                             ------------------------------------
                          FUND                                                      AMOUNT OF         TURNOVER RATES
                                                                AMOUNT OF          COMMISSIONS     --------------------
                                                              TRANSACTIONS       IMPUTED OR PAID    2006         2005
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                            $0                 $0         24%       38%(a)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                           0                  0          23        51(a)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                               0                  0          15        28(a)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                    0                  0          20        31(a)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                  0                  0          19        28(a)
-----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                           0                  0          17        39(a)
-----------------------------------------------------------------------------------------------------------------------
Small Company Index                                                      0                  0          14           12
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                            0                  0           7            6
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------
Equity Value                                                             0                  0          28           25
-----------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                               0                  0         111          196
-----------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                      0                  0         110          101
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                             5,025,869,109          6,710,559         152          153
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                   N/A                N/A         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 49



-----------------------------------------------------------------------------------------------------------------------
                                                               BROKERAGE DIRECTED FOR RESEARCH*
                                                             ------------------------------------
                          FUND                                                      AMOUNT OF         TURNOVER RATES
                                                                AMOUNT OF          COMMISSIONS     --------------------
                                                              TRANSACTIONS       IMPUTED OR PAID    2006         2005
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                               26,399,071             28,782         202          218
-----------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                               6,049,129              4,132          62          122
-----------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                        0                  0          20            2
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                          0                  0          93          105
-----------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                           0(b)               0(b)        1(b)          N/A
-----------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                        0(b)               0(b)        0(b)          N/A
-----------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                        0(b)               0(b)        0(b)          N/A
-----------------------------------------------------------------------------------------------------------------------
Select Value                                                   257,457,395            382,710           7           12
-----------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                           0                  0         194          169
-----------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                 6,198,451             11,523          88           88
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                136,377,105            124,583          77           70
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                 0                  0         178          137
-----------------------------------------------------------------------------------------------------------------------
Value                                                                    0                  0          46           40
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                            52,050,046             26,001          19           24
-----------------------------------------------------------------------------------------------------------------------
Real Estate                                                      9,671,160              8,060          47           63
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------
Cash Management                                                          0                  0         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Core Bond                                                                0                  0      301(e)       313(e)
-----------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                       0                  0         137           64
-----------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                  0(c)               0(c)       14(c)          N/A
-----------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                           0(d)               0(d)       40(d)          N/A
-----------------------------------------------------------------------------------------------------------------------
Floating Rate                                                         0(d)               0(d)       49(d)          N/A
-----------------------------------------------------------------------------------------------------------------------
Growth                                                         885,759,208          1,596,985         134          136
-----------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                     0                  0         130          124
-----------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                           0                  0          58           43
-----------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                               904,595,395          1,271,910         116          128
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                 12,197,207             13,702          46           57
-----------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                    0                  0      328(e)       316(e)
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(f)                                                 0                  0           7           28
-----------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                         0                  0      281(e)       300(e)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(f)                                              0                  0           5            9
-----------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(f)                                                   0                  0           6            9
-----------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(f)                                                  0                  0           3           15
-----------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(f)                                                   0                  0           7           30
-----------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(f)                                                       0                  0           7           33
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------
Balanced                                                        47,340,360             58,659         126          130
-----------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                      375,478,473            366,112          28           24
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                   53,037,511             68,303          44           26
-----------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                             1,132,343              1,938         122          134
-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 50


-----------------------------------------------------------------------------------------------------------------------
                                                               BROKERAGE DIRECTED FOR RESEARCH*
                                                             ------------------------------------
                          FUND                                                      AMOUNT OF         TURNOVER RATES
                                                                AMOUNT OF          COMMISSIONS     --------------------
                                                              TRANSACTIONS       IMPUTED OR PAID    2006         2005
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                   0(g)               0(g)      12%(g)          N/A
-----------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                      0(h)               0(h)       10(h)          N/A
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                         0                  0         145          124
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                 0(i)               0(i)       32(i)          N/A
-----------------------------------------------------------------------------------------------------------------------
European Equity                                                          0                  0          64           56
-----------------------------------------------------------------------------------------------------------------------
Global Bond                                                              0                  0          68           73
-----------------------------------------------------------------------------------------------------------------------
Global Equity                                                            0                  0         112           93
-----------------------------------------------------------------------------------------------------------------------
Global Technology                                               46,300,781            102,562         196          115
-----------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                161,063,936            322,717         124           67
-----------------------------------------------------------------------------------------------------------------------
International Equity                                            10,571,131             11,011          89          110
-----------------------------------------------------------------------------------------------------------------------
International Opportunity                                                0                  0          79           93
-----------------------------------------------------------------------------------------------------------------------
International Select Value                                       1,621,115              3,763          31           22
-----------------------------------------------------------------------------------------------------------------------
International Small Cap                                          2,518,662              4,542         157           80
-----------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                                                  0                  0          35           16
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                 605,235,287            656,125          45           27
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                          0                  0          32           29
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                   0                  0          30           30
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    2005         2004

-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                  0                  0         N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

  * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.

(a) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(d) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(e) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
(f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
    2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
(g) For the period from June 15, 2006 (when the Fund became available) to Oct.
    31, 2006.
(h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information -- Jan. 29, 2007                     Page 51

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                    TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS
-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                  None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                    None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive         None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative       None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Small Company Index                           Investment Technology Group                                     $4,072,039
                                              LaBranche & Co.                                                  1,488,214
                                              Piper Jaffray Companies                                          1,902,361
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 Ameriprise Financial                                               240,681
                                              Bear Stearns Companies                                             344,730
                                              Citigroup                                                        5,662,684
                                              E*Trade Financial                                                  233,856
                                              Freedom Investments                                                351,153
                                              Goldman Sachs Group                                              1,529,879
                                              Lehman Brothers Holdings                                           904,077
                                              JPMorgan Chase & Co.                                             3,342,220
                                              Merrill Lynch & Co.                                              1,657,920
                                              Morgan Stanley                                                   1,591,616
                                              PNC Financial Services Group                                       455,512
                                              Schwab (Charles)                                                   366,674
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Equity Value                                  Citigroup                                                       34,337,764
                                              Goldman Sachs Group                                             14,163,913
                                              Lehman Brothers Holdings                                        21,255,594
                                              Merrill Lynch & Co.                                             20,612,831
                                              Morgan Stanley                                                   5,066,056
-------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                    None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                           Investment Technology Group                                      3,947,596
                                              Knight Capital Group CI A                                        1,815,957
                                              LaBranche & Co.                                                    329,607
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                              GFI Group                                                          300,663
                                              Investment Technology Group                                        354,078
                                              optionsXpress Holdings                                             892,611
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 52


-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                N/A                                   N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             Affiliated Managers Group                                        3,273,358
                                              Piper Jaffray Companies                                          2,252,808
-------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                            Charles Schwab                                                   1,902,739
-------------------------------------------------------------------------------------------------------------------------
                                              Citigroup                                                       26,188,160
                                              JPMorgan Chase & Co.                                            48,231,810
Fundamental Value                             Morgan Stanley                                                   7,017,274
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond                               None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                   None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Select Value                                  Bear Stearns Companies                                             802,500
                                              Merrill Lynch & Co.                                              2,896,400
                                              PNC Financial Services Group                                     1,722,750
-------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                CS First Boston Mtge Securities                                  5,417,306
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                              Affiliated Managers Group                                        1,294,370
                                              Morgan Stanley & Co.                                             2,997,066
                                              optionsXpress Holdings                                             720,250
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                               Affiliated Managers Group                                          902,631
                                              Morgan Stanley & Co.                                             9,990,219
                                              Piper Jaffray and Companies                                        860,744
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                      ChaseFlex Trust                                                    735,638
                                              CS First Boston Mtge Securities                                  2,541,444
-------------------------------------------------------------------------------------------------------------------------
Value                                         Citigroup                                                        6,921,720
                                              JPMorgan Chase & Co.                                             8,148,333
                                              Morgan Stanley                                                     398,262
                                              Morgan Stanley & Co.                                             2,997,066
                                              PNC Financial Services Group                                     2,023,956
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                          Citigroup                                                       35,880,912
                                              JPMorgan Chase & Co.                                            21,474,600
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                   None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 53


-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------
Cash Management                               Bear Stearns Companies                                         139,000,000
                                              Citigroup Funding                                               37,000,000
                                              Credit Suisse First Boston NY                                   87,000,000
                                              Goldman Sachs Group                                             25,000,000
                                              Lehman Brothers Holdings                                        67,000,000
                                              Merrill Lynch & Co.                                             55,000,000
-------------------------------------------------------------------------------------------------------------------------
Core Bond                                     Bear Stearns Commercial Mtg Securities                           1,205,900
                                              Citigroup Commercial Mtge Trust                                    376,951
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      171,657
                                              Credit Suisse Mtge Capital Ctfs                                    375,131
                                              CS First Boston Mtge Securities                                  1,476,403
                                              GS Mtge Securities II                                              614,978
                                              JP Morgan Chase Commercial Mtge Securities                       3,003,789
                                              LB-UBS Commercial Mtge Trust                                     3,661,014
                                              Merrill Lynch Mtge Trust                                         1,919,148
                                              Morgan Stanley Capital I                                         4,104,900
                                              Morgan Stanley, Dean Witter Capital I                              407,446
-------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                            Bear Stearns Companies                                           8,407,500
                                              Citigroup                                                       47,237,131
                                              E*TRADE Financial                                                7,228,361
                                              Franklin Resources                                              11,103,585
                                              Goldman Sachs Group                                             23,908,429
                                              JP Morgan Chase & Co.                                            9,134,128
                                              Lehman Brothers Holdings                                        21,340,297
                                              Merrill Lynch & Co.                                             31,053,578
                                              Morgan Stanley                                                  12,346,058
                                              PNC Financial Services Group                                     8,408,425
                                              Charles Schwab                                                   3,637,235
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                   Knight Capital Group CI A                                           44,327
                                              LaBranche & Co.                                                     51,169
                                              Piper Jaffray Companies                                             74,993
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity          AG Edwards                                                          19,264
                                              Investment Technology Group                                         45,123
                                              Jefferies Group                                                     26,500
                                              Knight Capital Group CI A                                           18,756
                                              LaBranche & Co.                                                     13,308
                                              Piper Jaffray Companies                                             21,807
                                              Raymond James Financial                                             36,906
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 54



-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Floating Rate                                 Ameritrade Holding                                                 994,637
-------------------------------------------------------------------------------------------------------------------------
Growth                                        Citigroup                                                        6,806,154
-------------------------------------------------------------------------------------------------------------------------
Income Opportunities                          LaBranche & Co.                                                  3,418,650
-------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                              Bear Stearns Companies                                           1,891,269
                                              Citigroup                                                      142,425,465
                                              Franklin Resources                                              31,692,638
                                              Goldman Sachs Group                                              7,437,856
                                              JP Morgan Chase & Co.                                           75,668,662
                                              Legg Mason                                                       9,290,962
                                              Lehman Brothers Holdings                                        36,896,275
                                              Merrill Lynch & Co.                                             28,517,987
                                              Morgan Stanley                                                  45,346,948
                                              PNC Financial Services Group                                    24,116,699
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                               American Express                                                   361,453
                                              Citigroup                                                        3,318,607
                                              Franklin Resources                                                 284,135
                                              JP Morgan Chase & Co.                                            1,711,617
                                              Legg Mason                                                          83,053
                                              Lehman Brothers Holdings                                           908,585
                                              Merrill Lynch & Co.                                                780,558
                                              Morgan Stanley                                                     983,069
                                              PNC Financial Services Group                                       449,976
-------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                         Bear Stearns Commercial Mtg Securities                             866,675
                                              ChaseFlex Trust                                                    357,336
                                              Citigroup Commercial Mtge Trust                                    424,070
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      171,657
                                              Credit Suisse Mtge Capital Ctfs                                    350,123
                                              CS First Boston Mtge Securities                                    998,880
                                              GS Mtge Securities II                                              663,808
                                              JP Morgan Chase Commercial Mtge Securities                       2,983,942
                                              LB-UBS Commercial Mtge Trust                                     2,307,345
                                              Merrill Lynch Mtge Trust                                           552,125
                                              Morgan Stanley Capital 1                                         1,466,918
                                              Morgan Stanley, Dean Witter Capital 1                              458,376
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 55



-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                      None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Diversified Bond                              Bear Stearns Commercial Mtge Securities                         12,122,719
                                              Bear Stearns Companies                                          49,912,332
                                              ChaseFlex Trust                                                  2,456,868
                                              Citigroup Commercial Mtge Trust                                  8,065,960
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                    3,031,568
                                              Credit Suisse Mtge Capital Ctfs                                  5,088,172
                                              CS First Boston Mtge Securities                                 34,607,804
                                              GS Mtge Securities II                                            5,819,451
                                              J.P. Morgan Chase Commercial Mtge Securities                    63,426,330
                                              LaBranche & Co.                                                  1,002,788
                                              LB-UBS Commercial Mtge Trust                                    52,308,115
                                              Merrill Lynch Mtge Trust                                        11,853,501
                                              Morgan Stanley Capital 1                                        38,587,394
                                              Morgan Stanley, Dean Witter Capital 1                           20,396,007
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                   None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                        None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                       None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                        None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                            None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Balanced                                      Bear Stearns Commercial Mtge Securities                          1,816,311
                                              ChaseFlex Trust                                                  1,489,335
                                              Citigroup                                                       26,524,575
                                              Citigroup Commercial Mtge Trust                                    984,980
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      375,215
                                              Credit Suisse Mortgage Capital Ctfs                              1,540,137
                                              CS First Boston Mtge Securities                                  4,772,358
                                              Franklin Resources                                               2,553,863
                                              Goldman Sachs Group                                              1,382,453
                                              JP Morgan Chase & Co.                                           13,696,776
                                              JP Morgan Chase Commercial Mtge Securities                      10,245,115
                                              LaBranche & Co.                                                    149,800
                                              LB-UBS Commercial Mtge Trust                                     6,314,518
                                              Legg Mason                                                         780,253
                                              Lehman Brothers Holdings                                         8,032,201
                                              Merrill Lynch & Co.                                              7,314,665
                                              Merrill Lynch Mtge Trust                                         2,441,653
                                              Morgan Stanley                                                   8,378,744
                                              Morgan Stanley Capital 1                                         5,463,304
                                              Morgan Stanley, Dean Witter Capital 1                            2,607,047
                                              PNC Financial Services Group                                     3,576,942
-------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                     Citigroup                                                      206,383,817
                                              Merrill Lynch & Co.                                             41,409,668
                                              Morgan Stanley                                                  21,821,963
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 56


-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                 None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                          Bear Stearns Commercial Mtge Securities                          1,226,711
                                              Bear Stearns Companies                                           3,447,020
                                              Citigroup                                                       13,014,584
                                              Citigroup Commercial Mtge Trust                                    817,086
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      175,100
                                              Credit Suisse Mortgage Capital Ctfs                                462,041
                                              CS First Boston Mtge Securities                                  3,321,009
                                              E*TRADE Financial                                                1,720,518
                                              Franklin Resources                                               1,165,259
                                              Goldman Sachs Group                                              6,094,688
                                              GS Mtge Securities                                                 537,900
                                              GS Mortgage Securities II                                          763,446
                                              Investment Technology Group                                        100,419
                                              JP Morgan Chase & Co.                                           11,856,883
                                              JP Morgan Chase Commercial Mtge Securities                       5,654,975
                                              Knight Capital Group CI A                                          146,000
                                              LaBranche & Co.                                                    774,864
                                              LB-UBS Commercial Mtge Trust                                     4,279,488
                                              Lehman Brothers Holdings                                         7,843,341
                                              Merrill Lynch & Co.                                             11,584,383
                                              Merrill Lynch Mtge Trust                                           308,419
                                              Morgan Stanley                                                   3,160,211
                                              Morgan Stanley Capital 1                                         2,727,221
                                              Morgan Stanley, Dean Witter Capital 1                              982,815
                                              Piper Jaffray Companies                                             77,654
                                              PNC Financial Services Group                                     3,780,064
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income           Citigroup                                                          641,723
                                              Credit Suisse First Boston USA                                     641,038
                                              Lehman Brothers Holdings                                           640,627
                                              JP Morgan Chase & Co.                                              400,500
                                              JP Morgan Chase Commercial Mtge Securities                         208,077
                                              Merrill Lynch & Co.                                                640,623
                                              Morgan Stanley                                                     640,788
-------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity              None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets                              None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                         None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
European Equity                               Credit Suisse Group                                              1,561,254
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 57


-------------------------------------------------------------------------------------------------------------------------
                    FUND                                           ISSUER                      VALUE OF SECURITIES OWNED
                                                                                                AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Global Bond                                   Bear Stearns Commercial Mtge Securities                          1,928,687
                                              Citigroup                                                        3,072,505
                                              Citigroup Commercial Mtge Trust                                  1,142,977
                                              Credit Suisse Mortgage Capital Ctfs                                927,081
                                              CS First Boston Mtge Securities                                    580,252
                                              GS Mortgage Securities II                                          942,552
                                              JP Morgan Chase Commercial Mtge Securities                       8,255,847
                                              LaBranche & Co.                                                    172,800
                                              LB-UBS Commercial Mtge Trust                                     4,108,805
                                              Morgan Stanley                                                     360,721
                                              Morgan Stanley Capital 1                                         3,233,127
                                              Morgan Stanley, Dean Witter Capital 1                            2,279,259
-------------------------------------------------------------------------------------------------------------------------
Global Equity                                 Bear Stearns Companies                                           5,957,741
                                              Citigroup                                                        5,305,273
                                              E*TRADE Financial                                                6,023,397
                                              Goldman Sachs Group                                              8,934,554
-------------------------------------------------------------------------------------------------------------------------
Global Technology                             None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth               None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
International Equity                          Credit Suisse Group                                                699,960
-------------------------------------------------------------------------------------------------------------------------
International Opportunity                     Credit Suisse Group                                              6,803,658
-------------------------------------------------------------------------------------------------------------------------
International Select Value                    Credit Suisse Group                                             21,282,154
-------------------------------------------------------------------------------------------------------------------------
International Small Cap                       None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                       None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------

Mid Cap Growth                                AmeriTrade Holding                                              14,356,863
                                              Legg Mason - subsidiary                                          7,086,678

-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                               None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                        None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                       None                                                        N/A
-------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information -- Jan. 29, 2007                     Page 58

                            TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF
                                                               AGGREGATE                  AGGREGATE     AGGREGATE   AGGREGATE
                                   BROKER       NATURE OF       DOLLAR     PERCENT OF   DOLLAR AMOUNT    DOLLAR      DOLLAR
         FUND                                  AFFILIATION     AMOUNT OF    AGGREGATE  OF TRANSACTIONS  AMOUNT OF   AMOUNT OF
                                                              COMMISSIONS   BROKERAGE     INVOLVING    COMMISSIONS COMMISSIONS
                                                                PAID TO    COMMISSIONS   PAYMENT OF      PAID TO     PAID TO
                                                                BROKER                   COMMISSIONS     BROKER      BROKER
                            ---------------------------------------------------------------------------------------------------
                                                                 2006                                      2005        2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder                  None                                                                    $0(a)        N/A
Aggressive
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder
Conservative                       None                                                                     0(a)        N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate         None                                                                     0(a)        N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Aggressive                         None                                                                     0(a)        N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Conservative                       None                                                                     0(a)        N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total
Equity                             None                                                                     0(a)        N/A
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index                None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                      None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------------
Equity Value                       None                                                                  10,142*      14,787*
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining         None                                                                   3,614*      24,650*
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                None                                                                        0         360*
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                   None                                                                        0         757*
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                N/A                                                                    N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth           JPMorgan                4             $57*       0.04%         0.02%              27          103
                            Securities, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                  None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth          Goldman Sachs & Co.     5                0                                        38            0
                            ---------------------------------------------------------------------------------------------------
                            Raymond James           6                0                                         0           15
                            Financial
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                    None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Income Builder
Basic Income                      None(b)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Income Builder
Enhanced Income                   None(b)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Income Builder
Moderate Income                   None(b)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Select Value                Gabelli & Co.           7           14,216        3.19          2.96         143,463      464,895
-------------------------------------------------------------------------------------------------------------------------------
Short Duration                     None                                                                        0            0
U.S. Government
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 59


-------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF
                                                               AGGREGATE                  AGGREGATE     AGGREGATE   AGGREGATE
                                   BROKER       NATURE OF       DOLLAR     PERCENT OF   DOLLAR AMOUNT    DOLLAR      DOLLAR
         FUND                                  AFFILIATION     AMOUNT OF    AGGREGATE  OF TRANSACTIONS  AMOUNT OF   AMOUNT OF
                                                              COMMISSIONS   BROKERAGE     INVOLVING    COMMISSIONS COMMISSIONS
                                                                PAID TO    COMMISSIONS   PAYMENT OF      PAID TO     PAID TO
                                                                BROKER                   COMMISSIONS     BROKER      BROKER
                            ---------------------------------------------------------------------------------------------------
                                                                 2006                                      2005        2004
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                   None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value             Goldman Sachs & Co.     5            1,821        0.07          0.04           1,943       46,047
                            ---------------------------------------------------------------------------------------------------
                            Janney                  8                0                                         0        5,130
                            Montgomery Scott
                            ---------------------------------------------------------------------------------------------------
                            Legg Mason Wood
                            Walker, Inc.            8                0                                     2,700            0
                            ---------------------------------------------------------------------------------------------------
                            M.J. Whitman            9                0                                         0      425,573
-------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage                None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Value                              None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity        AEIS                    1                0                                   20,898*     217,347*
-------------------------------------------------------------------------------------------------------------------------------
Real Estate                        None                                                                        0         0(c)
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------------
Cash Management                    None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Core Bond                          None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                 None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and
Mid Cap Equity                    None(d)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small
Cap Value                         None(e)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate                     None(e)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Growth                      AEIS                    1                0                                   13,720*     336,098*
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities               None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected
Securities                         None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity            AEIS                    1                0                                   10,214*       6,644*
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value             AEIS                    1                0                                      276*         595*
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond              None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(f)           None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                   None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(f)        None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(f)             None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(f)            None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(f)             None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(f)                 None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Balanced                    AEIS                    1                0                                         0       8,440*
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income   AEIS                    1                0                                    1,716*      73,448*
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value               AEIS                    1                0                                         0      39,552*
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation               None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 60


-------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF
                                                               AGGREGATE                  AGGREGATE     AGGREGATE   AGGREGATE
                                   BROKER       NATURE OF       DOLLAR     PERCENT OF   DOLLAR AMOUNT    DOLLAR      DOLLAR
         FUND                                  AFFILIATION     AMOUNT OF    AGGREGATE  OF TRANSACTIONS  AMOUNT OF   AMOUNT OF
                                                              COMMISSIONS   BROKERAGE     INVOLVING    COMMISSIONS COMMISSIONS
                                                                PAID TO    COMMISSIONS   PAYMENT OF      PAID TO     PAID TO
                                                                BROKER                   COMMISSIONS     BROKER      BROKER
                            ---------------------------------------------------------------------------------------------------
                                                                 2006                                      2005        2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
Absolute Return                   None(g)                                                                  N/A          N/A
Currency and Income
-------------------------------------------------------------------------------------------------------------------------------
Disciplined
International Equity              None(h)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                   None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond             None(i)                                                                  N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
European Equity                    None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                        None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Global Equity                      None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Global Technology           AEIS                    1                0           0             0               0      97,718*
-------------------------------------------------------------------------------------------------------------------------------
International               JPMorgan                4            8,189        1.24          0.66           9,426       22,343
Aggressive Growth           Securities, Inc.
                            ---------------------------------------------------------------------------------------------------
                            Cazenove, Inc.          4                0           0             0             339            0
-------------------------------------------------------------------------------------------------------------------------------
International Equity               None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity          None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
International Select Value  Sanford C.             10                0           0             0           8,829       20,637
                            Bernstein & Co. LLC
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap            None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt            None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------

Mid Cap Growth              AEIS                    1                0           0             0               0      17,994*

-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                    None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income             None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------

                                                                 2005                                      2004        2003

-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market            None                                                                        0            0
-------------------------------------------------------------------------------------------------------------------------------
   * Represents brokerage clearing fees.

 (1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.
 (2) Affiliate of UBS, a subadviser.
 (3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.
 (4) Affiliate of American Century, a subadviser.
 (5) Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
 (6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated
     April 2005.

 (7) Affiliate of GAMCO Investors, Inc., a former subadviser, terminated Sept.
     28, 2006.
 (8) Affiliate of Royce & Associates, LLC., a former subadviser, terminated
     April 24, 2006.

 (9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.
(10) Affiliate of Alliance Capital, a subadviser.

 (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
 (b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
 (c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
 (d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
 (e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
 (f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
     2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
 (g) For the period from June 15, 2006 (when the Fund became available) to Oct.
     31, 2006.
 (h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
 (i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information -- Jan. 29, 2007                     Page 61

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                  TABLE 9. VALUING FUND SHARES
-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive
   Class A                                                $274,554,183              23,539,942                           $11.66
   Class B                                                  78,677,290               6,790,053                            11.59
   Class C                                                   6,625,802                 572,204                            11.58
   Class Y                                                      73,598                   6,299                            11.68
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative
   Class A                                                  72,779,845               7,025,811                            10.36
   Class B                                                  35,941,069               3,479,541                            10.33
   Class C                                                   6,358,679                 615,227                            10.34
   Class Y                                                      22,917                   2,231                            10.27
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
   Class A                                                 410,452,525              37,117,589                            11.06
   Class B                                                 153,324,616              13,916,348                            11.02
   Class C                                                  18,297,163               1,659,289                            11.03
   Class Y                                                      35,121                   3,180                            11.04
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive
   Class A                                                 550,462,749              48,536,983                            11.34
   Class B                                                 153,725,117              13,603,884                            11.30
   Class C                                                  15,333,283               1,357,122                            11.30
   Class Y                                                      74,196                   6,535                            11.35
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative
   Class A                                                 149,387,431              13,993,001                            10.68
   Class B                                                  65,616,719               6,163,302                            10.65
   Class C                                                  10,535,671                 989,022                            10.65
   Class Y                                                      26,817                   2,521                            10.64
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity
   Class A                                                 230,985,409              19,267,462                            11.99
   Class B                                                  68,038,975               5,712,460                            11.91
   Class C                                                   6,085,364                 511,295                            11.90
   Class Y                                                     185,531                  15,446                            12.01
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index
   Class A                                                 884,035,092              98,598,963                             8.97
   Class B                                                 353,079,374              43,211,522                             8.17
   Class Y                                                  11,338,641               1,242,843                             9.12
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index
   Class D                                                  62,797,432              12,752,055                             4.92
   Class E                                                 218,282,185              44,141,362                             4.95
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 62



-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------------
Equity Value
   Class A                                                 927,894,821              76,298,569                            12.16
   Class B                                                 225,717,690              18,518,112                            12.19
   Class C                                                   3,752,762                 310,331                            12.09
   Class I                                                      13,028                   1,070                            12.18
   Class Y                                                  12,817,996               1,053,127                            12.17
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining
   Class A                                                  87,002,631               5,904,662                            14.73
   Class B                                                  20,298,893               1,456,935                            13.93
   Class C                                                   1,914,924                 138,680                            13.81
   Class I                                                      14,701                     989                            14.86
   Class Y                                                      77,459                   5,212                            14.86
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage
   Class A                                                 603,322,076              83,470,357                             7.23
   Class B                                                 200,000,182              29,548,837                             6.77
   Class C                                                  12,052,669               1,780,485                             6.77
   Class I                                                  13,079,545               1,769,704                             7.39
   Class Y                                                     862,334                 117,713                             7.33
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
   Class A                                                 148,638,914              27,402,154                             5.42
   Class B                                                  63,046,718              12,094,723                             5.21
   Class C                                                   6,026,458               1,155,756                             5.21
   Class I                                                  18,742,088               3,403,180                             5.51
   Class Y                                                     293,170                  53,658                             5.46
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                               N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth
   Class A                                                 417,938,522              50,038,917                             8.35
   Class B                                                 119,066,739              14,580,903                             8.17
   Class C                                                   1,962,794                 240,391                             8.17
   Class I                                                  74,482,579               8,841,560                             8.42
   Class Y                                                     111,863                  13,331                             8.39
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth
   Class A                                                  20,450,998               3,360,217                             6.09
   Class B                                                   7,294,807               1,228,621                             5.94
   Class C                                                     612,756                 103,093                             5.94
   Class I                                                 136,879,180              22,283,868                             6.14
   Class Y                                                      41,335                   6,741                             6.13
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value
   Class A                                                 740,994,065             122,459,397                             6.05
   Class B                                                 281,336,084              47,798,821                             5.89
   Class C                                                  18,027,515               3,051,330                             5.91
   Class I                                                  85,711,567              14,037,723                             6.11
   Class Y                                                     773,060                 127,109                             6.08
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 63


-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
   Class A                                               1,535,483,470             530,995,227                             2.89
   Class B                                                 432,579,549             149,692,333                             2.89
   Class C                                                  27,857,618               9,696,262                             2.87
   Class I                                                  24,008,981               8,308,786                             2.89
   Class Y                                                     715,095                 247,523                             2.89
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income
   Class A                                                  19,244,987               1,927,394                             9.98
   Class B                                                   4,751,862                 476,470                             9.97
   Class C                                                     698,459                  69,950                             9.99
   Class Y                                                      44,896                   4,495                             9.99
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income
   Class A                                                  49,638,491               4,981,799                             9.96
   Class B                                                   9,581,422                 962,358                             9.96
   Class C                                                   2,082,761                 209,114                             9.96
   Class Y                                                      32,268                   3,238                             9.97
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income
   Class A                                                  56,738,487               5,686,176                             9.98
   Class B                                                  10,243,754               1,028,294                             9.96
   Class C                                                   1,913,540                 191,872                             9.97
   Class Y                                                      39,605                   3,967                             9.98
-------------------------------------------------------------------------------------------------------------------------------
Select Value
   Class A                                                 462,618,574              63,621,494                             7.27
   Class B                                                 151,084,709              21,400,655                             7.06
   Class C                                                   9,685,589               1,371,804                             7.06
   Class I                                                  13,011,082               1,767,912                             7.36
   Class Y                                                      81,330                  11,117                             7.32
-------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government
   Class A                                                 640,796,129             136,877,022                             4.68
   Class B                                                 338,374,051              72,270,651                             4.68
   Class C                                                  14,524,073               3,102,467                             4.68
   Class I                                                  62,447,956              13,322,741                             4.69
   Class Y                                                  18,582,745               3,968,098                             4.68
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity
   Class A                                                 301,740,278              50,185,615                             6.01
   Class B                                                  60,305,938              10,418,435                             5.79
   Class C                                                   4,028,030                 696,761                             5.78
   Class I                                                  13,723,448               2,252,911                             6.09
   Class Y                                                   3,785,809                 623,527                             6.07
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
   Class A                                                 684,925,134             102,738,724                             6.67
   Class B                                                 295,732,446              45,754,001                             6.46
   Class C                                                  19,259,021               2,974,187                             6.48
   Class I                                                  12,568,001               1,860,614                             6.75
   Class Y                                                     243,580                  36,297                             6.71
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage
   Class A                                                 126,321,891              25,654,153                             4.92
   Class B                                                  64,490,312              13,091,553                             4.93
   Class C                                                   6,740,180               1,368,131                             4.93
   Class I                                                   6,171,017               1,254,745                             4.92
   Class Y                                                  34,633,492               7,037,905                             4.92
-------------------------------------------------------------------------------------------------------------------------------
Value
   Class A                                                 221,591,869              41,066,770                             5.40
   Class B                                                 106,232,019              20,212,427                             5.26
   Class C                                                   7,160,611               1,358,478                             5.27
   Class I                                                  87,436,522              16,078,349                             5.44
   Class Y                                                     118,717                  21,893                             5.42
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 64


-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity
   Class A                                                 906,971,478             115,786,940                             7.83
   Class B                                                 274,504,819              35,285,690                             7.78
   Class C                                                  14,574,762               1,874,964                             7.77
   Class I                                                  45,885,824               5,846,870                             7.85
   Class Y                                                     904,278                 115,208                             7.85
-------------------------------------------------------------------------------------------------------------------------------
Real Estate
   Class A                                                 106,759,679               6,978,620                            15.30
   Class B                                                  26,621,803               1,751,718                            15.20
   Class C                                                   1,607,303                 105,752                            15.20
   Class I                                                  57,039,643               3,721,231                            15.33
   Class Y                                                     235,492                  15,433                            15.26
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------------
Cash Management
   Class A                                               3,692,186,974           3,690,335,608                             1.00
   Class B                                                 102,977,657             103,122,495                             1.00
   Class C                                                   2,505,203               2,504,691                             1.00
   Class I                                                  63,330,870              63,304,092                             1.00
   Class Y                                                  83,702,809              83,724,233                             1.00
-------------------------------------------------------------------------------------------------------------------------------
Core Bond
   Class A                                                  36,444,626               3,852,039                             9.46
   Class B                                                  10,873,923               1,148,606                             9.47
   Class C                                                     571,721                  60,377                             9.47
   Class I                                                 174,472,816              18,462,593                             9.45
   Class Y                                                     101,354                  10,714                             9.46
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity
   Class A                                               1,367,875,719             203,067,775                             6.74
   Class B                                                  73,443,835              11,039,576                             6.65
   Class C                                                   2,713,393                 408,104                             6.65
   Class I                                                 252,289,749              37,225,107                             6.78
   Class Y                                                 224,143,502              33,166,659                             6.76
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity
   Class A                                                   9,296,475               1,039,096                             8.95
   Class B                                                      37,166                   4,160                             8.93
   Class C                                                       8,931                   1,000                             8.93
   Class I                                                      60,937                   6,809                             8.95
   Class Y                                                      10,415                   1,164                             8.95
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value
   Class A                                                  11,292,945               1,156,138                             9.77
   Class B                                                     232,254                  23,871                             9.73
   Class C                                                      28,867                   2,966                             9.73
   Class I                                                   3,192,276                 326,326                             9.78
   Class Y                                                       9,774                   1,000                             9.77
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate
   Class A                                                 188,670,468              18,775,287                            10.05
   Class B                                                  22,712,533               2,260,218                            10.05
   Class C                                                   6,246,038                 621,541                            10.05
   Class I                                                  58,941,954               5,867,379                            10.05
   Class Y                                                      39,240                   3,906                            10.05
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 65



-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Growth
   Class A                                               2,350,963,254              82,166,864                            28.61
   Class B                                                 462,284,256              17,737,114                            26.06
   Class C                                                  18,728,947                 718,480                            26.07
   Class I                                                 255,882,653               8,730,515                            29.31
   Class Y                                                 265,173,004               9,103,369                            29.13
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities
   Class A                                                 193,826,099              19,193,076                            10.10
   Class B                                                  56,859,933               5,632,539                            10.09
   Class C                                                   5,758,331                 570,511                            10.09
   Class I                                                  92,818,603               9,178,858                            10.11
   Class Y                                                     330,981                  32,755                            10.10
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities
   Class A                                                  93,669,588               9,649,345                             9.71
   Class B                                                  34,339,164               3,539,225                             9.70
   Class C                                                   2,904,301                 299,314                             9.70
   Class I                                                 147,737,154              15,221,186                             9.71
   Class Y                                                   2,043,173                 210,530                             9.70
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity
   Class A                                               5,460,885,070           1,010,532,146                             5.40
   Class B                                               1,169,108,420             220,862,389                             5.29
   Class C                                                  34,951,011               6,589,829                             5.30
   Class I                                                 105,402,088              19,384,483                             5.44
   Class Y                                               1,068,831,758             195,574,986                             5.47
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
   Class A                                                  62,855,365              10,692,320                             5.88
   Class B                                                  18,984,583               3,261,457                             5.82
   Class C                                                   1,108,078                 190,515                             5.82
   Class I                                                  13,208,587               2,234,787                             5.91
   Class Y                                                      33,938                   5,753                             5.90
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond
   Class A                                                  71,486,220               7,469,159                             9.57
   Class B                                                  15,185,460               1,587,239                             9.57
   Class C                                                   1,635,940                 171,057                             9.56
   Class I                                                  65,611,060               6,852,982                             9.57
   Class Y                                                       9,570                   1,000                             9.57
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)
   Class A                                                 170,289,094              32,979,699                             5.16
   Class B                                                   8,771,389               1,699,853                             5.16
   Class C                                                   2,177,694                 421,234                             5.17
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond
   Class A                                               2,013,110,199             422,021,713                             4.77
   Class B                                                 401,897,200              84,250,141                             4.77
   Class C                                                  17,292,094               3,624,635                             4.77
   Class I                                                 275,800,310              57,740,014                             4.78
   Class Y                                                 172,667,879              36,202,020                             4.77
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)
   Class A                                                  48,768,545               9,154,223                             5.33
   Class B                                                   9,072,094               1,703,066                             5.33
   Class C                                                     798,191                 149,911                             5.32
-------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 66



-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)
   Class A                                                  45,706,641               8,698,092                             5.25
   Class B                                                   2,650,676                 504,169                             5.26
   Class C                                                   1,415,848                 269,384                             5.26
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)
   Class A                                                 308,554,161              58,516,172                             5.27
   Class B                                                  29,477,245               5,589,082                             5.27
   Class C                                                   8,150,812               1,545,590                             5.27
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)
   Class A                                                  63,093,671              12,494,210                             5.05
   Class B                                                   6,828,613               1,352,374                             5.05
   Class C                                                   1,148,771                 227,499                             5.05
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)
   Class A                                                  42,239,331               8,027,783                             5.26
   Class B                                                   4,990,875                 948,475                             5.26
   Class C                                                   1,494,472                 283,946                             5.26
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Balanced
   Class A                                                 958,862,290              91,158,363                            10.52
   Class B                                                  69,852,644               6,683,948                            10.45
   Class C                                                   4,204,946                 402,589                            10.44
   Class Y                                                 139,181,201              13,233,867                            10.52
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income
   Class A                                               5,432,695,767             414,854,489                            13.10
   Class B                                               1,208,096,254              92,172,558                            13.11
   Class C                                                  86,482,609               6,608,956                            13.09
   Class I                                                 133,039,278              10,165,129                            13.09
   Class Y                                                  95,527,571               7,288,120                            13.11
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
   Class A                                               1,443,445,703             158,235,901                             9.12
   Class B                                                 296,980,090              33,415,191                             8.89
   Class C                                                  26,549,537               2,986,537                             8.89
   Class I                                                  17,952,154               1,942,703                             9.24
   Class Y                                                  45,294,773               4,928,660                             9.19
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation
   Class A                                               1,209,435,158             112,183,002                            10.78
   Class B                                                 146,396,175              13,691,129                            10.69
   Class C                                                  22,536,506               2,114,752                            10.66
   Class Y                                                  13,780,810               1,277,961                            10.78
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income
   Class A                                                  10,053,611                 996,000                            10.09
   Class B                                                      10,093                   1,000                            10.09
   Class C                                                      10,093                   1,000                            10.09
   Class I                                                  68,129,549               6,743,149                            10.10
   Class R4(b)                                                  10,094                   1,000                            10.09
   Class W                                                         N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity
   Class A                                                  10,874,410               1,107,013                             9.82
   Class B                                                     190,838                  19,499                             9.79
   Class C                                                      31,275                   3,195                             9.79
   Class I                                                  62,926,083               6,399,203                             9.83
   Class R4(b)                                                  11,885                   1,209                             9.83
   Class W                                                         N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 67


-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
   Class A                                                 425,229,317              37,571,472                            11.32
   Class B                                                  76,605,821               7,204,484                            10.63
   Class C                                                   4,798,555                 450,159                            10.66
   Class I                                                  41,144,243               3,576,427                            11.50
   Class R4(b)                                               5,734,130                 498,653                            11.50
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond
   Class A                                                  11,663,305               1,147,539                            10.16
   Class B                                                     510,005                  50,209                            10.16
   Class C                                                      38,734                   3,818                            10.15
   Class I                                                  47,400,407               4,663,886                            10.16
   Class R4(b)                                                  14,378                   1,415                            10.16
   Class W                                                         N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
European Equity
   Class A                                                  85,143,488              15,798,323                             5.39
   Class B                                                  29,438,905               5,546,040                             5.31
   Class C                                                   1,489,197                 280,865                             5.30
   Class I                                                      15,461                   2,865                             5.40
   Class R4(b)                                                   4,340                     802                             5.41
-------------------------------------------------------------------------------------------------------------------------------
Global Bond
   Class A                                                 276,081,128              41,822,802                             6.60
   Class B                                                  63,316,660               9,495,713                             6.67
   Class C                                                   3,116,080                 470,447                             6.62
   Class I                                                 144,623,214              21,955,114                             6.59
   Class R4(b)                                                  80,561                  12,204                             6.60
   Class W                                                         N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Global Equity
   Class A                                                 608,153,308              80,859,119                             7.52
   Class B                                                 110,122,992              15,600,152                             7.06
   Class C                                                   5,663,445                 807,287                             7.02
   Class R2                                                        N/A                     N/A                              N/A
   Class R3                                                        N/A                     N/A                              N/A
   Class R4(b)                                               9,464,690               1,246,167                             7.60
   Class R5                                                        N/A                     N/A                              N/A
   Class W                                                         N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
Global Technology
   Class A                                                 122,944,396              50,874,610                             2.42
   Class B                                                  42,498,835              20,342,056                             2.09
   Class C                                                   3,415,678               1,630,088                             2.10
   Class I                                                      14,460                   5,882                             2.46
   Class R4(b)                                                 544,605                 223,793                             2.43
-------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth
   Class A                                                 293,775,958              31,171,014                             9.42
   Class B                                                  66,512,481               7,289,751                             9.12
   Class C                                                   4,436,253                 486,251                             9.12
   Class I                                                 127,665,491              13,394,495                             9.53
   Class R4(b)                                                 830,516                  87,614                             9.48
-------------------------------------------------------------------------------------------------------------------------------
International Equity
   Class A                                                  99,431,354              11,739,511                             8.47
   Class B                                                  25,438,560               3,052,687                             8.33
   Class C                                                   1,752,171                 210,053                             8.34
   Class I                                                  68,401,947               8,030,624                             8.52
   Class R4(b)                                                 208,406                  24,590                             8.48
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 68


-------------------------------------------------------------------------------------------------------------------------------
                      FUND                                 NET ASSETS          SHARES OUTSTANDING  NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity
   Class A                                                 464,197,404              48,662,459                             9.54
   Class B                                                  77,061,945               8,313,137                             9.27
   Class C                                                   3,350,335                 364,611                             9.19
   Class I                                                 105,055,917              10,892,334                             9.64
   Class R2                                                        N/A                     N/A                              N/A
   Class R3                                                        N/A                     N/A                              N/A
   Class R4(b)                                                 814,767                  83,796                             9.72
   Class R5                                                        N/A                     N/A                              N/A
-------------------------------------------------------------------------------------------------------------------------------
International Select Value
   Class A                                               1,541,660,931             140,143,797                            11.00
   Class B                                                 380,209,275              35,755,399                            10.63
   Class C                                                  25,603,920               2,411,018                            10.62
   Class I                                                  89,262,817               8,020,468                            11.13
   Class R4(b)                                               1,779,472                 160,592                            11.08
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap
   Class A                                                  66,757,092               7,136,008                             9.35
   Class B                                                  16,957,050               1,862,179                             9.11
   Class C                                                     992,519                 108,850                             9.12
   Class I                                                  15,421,576               1,630,325                             9.46
   Class R4(b)                                                 105,171                  11,180                             9.41
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt
   Class A                                                  79,222,404              14,870,237                             5.33
   Class B                                                  10,105,406               1,898,265                             5.32
   Class C                                                   3,889,860                 730,718                             5.32
   Class Y                                                       1,287                     243                             5.30
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
   Class A                                               1,092,797,106              75,865,923                            14.40
   Class B                                                 207,104,427              15,809,072                            13.10
   Class C                                                   8,971,125                 684,902                            13.10
   Class I                                                       5,584                     379                            14.73
   Class R4(b)                                              28,734,870               1,966,443                            14.61
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond
   Class A                                                 788,062,658             202,199,047                             3.90
   Class B                                                  42,861,116              10,998,990                             3.90
   Class C                                                   6,544,550               1,678,589                             3.90
   Class Y                                                       3,320                     852                             3.90
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income
   Class A                                               3,042,227,492             684,487,152                             4.44
   Class B                                                 126,941,031              28,569,339                             4.44
   Class C                                                  17,942,164               4,035,449                             4.45
   Class Y                                                       2,005                     451                             4.45

-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                    119,798,091             119,826,052                             1.00
-------------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

(b) Effective Dec. 11, 2006 Class Y was renamed Class R4.


Statement of Additional Information -- Jan. 29, 2007                     Page 69

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

    o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    o Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    o When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.



Statement of Additional Information -- Jan. 29, 2007                     Page 70

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE
Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.



Statement of Additional Information -- Jan. 29, 2007                     Page 71

In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least thirty (30) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.),
(2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), and
(3) other entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley). In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.



Statement of Additional Information -- Jan. 29, 2007                     Page 72

PROXY VOTING

GENERAL GUIDELINES

The funds uphold a long tradition of sound and principled corporate governance. For approximately thirty (30) years, the Board, which consists of a majority of independent board members, has voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process. General guidelines are:


    o CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

    o CHANGES IN CAPITAL STRUCTURE -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

    o STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

    o SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES
The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.

Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.

PROXY VOTING RECORD
Information regarding how a fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge through riversource.com/funds, or searching the website of the SEC at www.sec.gov.



Statement of Additional Information -- Jan. 29, 2007                     Page 73

INVESTING IN A FUND

Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors. In the first quarter of 2007 Absolute Return Currency and Income Fund will also be available to investors purchasing Class W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs.


SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                                                TABLE 10. CLASS A SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------------
                                                                               FUND OF FUNDS - FIXED INCOME, STATE TAX-EXEMPT
   FUND CATEGORY                                                                     FIXED INCOME, TAXABLE FIXED INCOME,
                                 BALANCED, EQUITY, FUND OF FUNDS - EQUITY                 TAX-EXEMPT FIXED INCOME
                                 ----------------------------------------------------------------------------------------------
                                                             SALES CHARGE* AS A PERCENTAGE OF:
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL MARKET VALUE           PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED     PUBLIC OFFERING PRICE**    NET AMOUNT INVESTED
-------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                          5.75%                   6.10%                     4.75%                    4.99%
-------------------------------------------------------------------------------------------------------------------------------
$50,000-$99,999                        4.75%                   4.99%                     4.25%                    4.44%
-------------------------------------------------------------------------------------------------------------------------------
$100,000-$249,999                      3.50%                   3.63%                     3.50%                    3.63%
-------------------------------------------------------------------------------------------------------------------------------
$250,000-$499,999                      2.50%                   2.56%                     2.50%                    2.56%
-------------------------------------------------------------------------------------------------------------------------------
$500,000-$999,999                      2.00%                   2.04%                     2.00%                    2.04%
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more***                  0.00%                   0.00%                     0.00%                    0.00%
-------------------------------------------------------------------------------------------------------------------------------

  * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 **  Purchase price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information -- Jan. 29, 2007                     Page 74

                                             TABLE 11. PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------
                                                                                1.0 MINUS MAXIMUM
                        FUND                               NET ASSET VALUE        SALES CHARGE    PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                        $11.66                0.9425                 $12.37
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                       10.36                0.9525                  10.88
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                           11.06                0.9425                  11.73
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                11.34                0.9425                  12.03
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                              10.68                0.9525                  11.21
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                       11.99                0.9425                  12.72
-------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                   8.97                0.9425                   9.52
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (for Class D)                                           4.92       No sales charge                   4.92
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Equity Value                                                         12.16                0.9425                  12.90
-------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                           14.73                0.9425                  15.63
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                   7.23                0.9425                   7.67
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                      5.42                0.9425                   5.75
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                   N/A                   N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                     8.35                0.9425                   8.86
-------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                    6.09                0.9425                   6.46
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                     6.05                0.9425                   6.42
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                       2.89                0.9525                   3.03
-------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                           9.98                0.9525                  10.48
-------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                        9.96                0.9525                  10.46
-------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                        9.98                0.9525                  10.48
-------------------------------------------------------------------------------------------------------------------------
Select Value                                                          7.27                0.9425                   7.71
-------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                        4.68                0.9525                   4.91
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                      6.01                0.9425                   6.38
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                       6.67                0.9425                   7.08
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                              4.92                0.9525                   5.17
-------------------------------------------------------------------------------------------------------------------------
Value                                                                 5.40                0.9425                   5.73
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                  7.83                0.9425                   8.31
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                                          15.30                0.9425                  16.23
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------
Cash Management                                                       1.00       No sales charge                   1.00
-------------------------------------------------------------------------------------------------------------------------
Core Bond                                                             9.46                0.9525                   9.93
-------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                    6.74                0.9425                   7.15
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                  8.95                0.9425                   9.50
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                           9.77                0.9425                  10.37
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 75


-------------------------------------------------------------------------------------------------------------------------
                                                                                1.0 MINUS MAXIMUM
                        FUND                               NET ASSET VALUE        SALES CHARGE    PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                        10.05                0.9525                  10.55
-------------------------------------------------------------------------------------------------------------------------
Growth                                                               28.61                0.9425                  30.36
-------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                 10.10                0.9525                  10.60
-------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                        9.71                0.9525                  10.19
-------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                      5.40                0.9425                   5.73
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                       5.88                0.9425                   6.24
-------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                 9.57                0.9525                  10.05
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                                              5.16                0.9525                   5.42
-------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                      4.77                0.9525                   5.01
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                                           5.33                0.9525                   5.60
-------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                                                5.25                0.9525                   5.51
-------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                                               5.27                0.9525                   5.53
-------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                                                5.05                0.9525                   5.30
-------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                                                    5.26                0.9525                   5.52
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Balanced                                                             10.52                0.9425                  11.16
-------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                            13.10                0.9425                  13.90
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                         9.12                0.9425                   9.68
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                 10.78                0.9425                  11.44
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                  10.09                0.9525                  10.59
-------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                      9.82                0.9425                  10.42
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                     11.32                0.9425                  12.01
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                10.16                0.9525                  10.67
-------------------------------------------------------------------------------------------------------------------------
European Equity                                                       5.39                0.9425                   5.72
-------------------------------------------------------------------------------------------------------------------------
Global Bond                                                           6.60                0.9525                   6.93
-------------------------------------------------------------------------------------------------------------------------
Global Equity                                                         7.52                0.9425                   7.98
-------------------------------------------------------------------------------------------------------------------------
Global Technology                                                     2.42                0.9425                   2.57
-------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                       9.42                0.9425                   9.99
-------------------------------------------------------------------------------------------------------------------------
International Equity                                                  8.47                0.9425                   8.99
-------------------------------------------------------------------------------------------------------------------------
International Opportunity                                             9.54                0.9425                  10.12
-------------------------------------------------------------------------------------------------------------------------
International Select Value                                           11.00                0.9425                  11.67
-------------------------------------------------------------------------------------------------------------------------
International Small Cap                                               9.35                0.9425                   9.92
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                                               5.33                0.9525                   5.60
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                       14.40                0.9425                  15.28
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                       3.90                0.9525                   4.09
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                4.44                0.9525                   4.66

-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                               1.00       No sales charge                   1.00
-------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.



Statement of Additional Information -- Jan. 29, 2007                     Page 76

CLASS A -- LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before your financial institution receives your signed LOI will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of a RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES
Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS D SHARES
Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES
Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

CLASS I SHARES
Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.



Statement of Additional Information -- Jan. 29, 2007                     Page 77

CLASS R SHARES
Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

    o   Qualified employee benefit plans;

    o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    o   Nonqualified deferred compensation plans; and

    o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Y SHARES

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:


    o   Qualified employee benefit plans;

    o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    o   Nonqualified deferred compensation plans; and

    o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

MONEY MARKET FUNDS
The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS
You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

REJECTION OF BUSINESS
Each fund and RiverSource Service Corporation reserve the right to reject any business, in its sole discretion.



Statement of Additional Information -- Jan. 29, 2007                     Page 78

SELLING SHARES
You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    o Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

    o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.



Statement of Additional Information -- Jan. 29, 2007                     Page 79

PAY-OUT PLANS
You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.



Statement of Additional Information -- Jan. 29, 2007                     Page 80

CAPITAL LOSS CARRYOVER


For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                                TABLE 12. CAPITAL LOSS CARRYOVER
------------------------------------------------------------------------------------------------------------------------------------
     FUND         TOTAL      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT     AMOUNT     AMOUNT      AMOUNT
               CAPITAL LOSS EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING   EXPIRING    EXPIRING
                CARRYOVERS   IN 2007     IN 2008     IN 2009     IN 2010     IN 2011     IN 2012    IN 2013    IN 2014     IN 2015
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio                 0
Builder
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
Portfolio
Builder
Conservative              0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio
Builder
Moderate                  0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio
Builder
Moderate
Aggressive                0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio
Builder
Moderate
Conservative              0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio
Builder
Total Equity              0
------------------------------------------------------------------------------------------------------------------------------------
Small Company
Index                     0
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index    32,236,725          0           0   2,387,603  5,416,211            0 14,802,476   9,630,435          0           0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value    110,768,162          0           0           0          0   68,592,915 42,175,247           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Precious
Metals and
Mining            1,549,744          0           0           0          0            0          0   1,549,744          0           0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap                 0
Advantage
------------------------------------------------------------------------------------------------------------------------------------
Small Cap
Growth                    0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement              N/A
Plus 2010
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2015               N/A
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 81


------------------------------------------------------------------------------------------------------------------------------------
     FUND         TOTAL      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT     AMOUNT     AMOUNT      AMOUNT
               CAPITAL LOSS EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING   EXPIRING    EXPIRING
                CARRYOVERS   IN 2007     IN 2008     IN 2009     IN 2010     IN 2011     IN 2012    IN 2013    IN 2014     IN 2015
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2020               N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2025               N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2030               N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2035               N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2040               N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement
Plus 2045               N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive    1,227,447,858          0  20,090,427 841,156,325 315,348,051  23,741,111 27,111,944           0          0           0
Growth
------------------------------------------------------------------------------------------------------------------------------------
Fundamental               0
Growth
------------------------------------------------------------------------------------------------------------------------------------
Fundamental
Value                     0
------------------------------------------------------------------------------------------------------------------------------------
High Yield    1,406,515,123          0  80,574,095 226,001,198 517,121,802 552,664,309          0           0 19,048,600  11,105,119
Bond
------------------------------------------------------------------------------------------------------------------------------------
Income                   48          0           0           0           0           0          0           0         48           0
Builder Basic
Income
------------------------------------------------------------------------------------------------------------------------------------
Income
Builder
Enhanced
Income                    6          0           0           0           0           0          0           0          6           0
------------------------------------------------------------------------------------------------------------------------------------
Income                   17          0           0           0           0           0          0           0         17           0
Builder
Moderate
Income
------------------------------------------------------------------------------------------------------------------------------------
Select Value     17,611,971          0           0           0           0  15,103,541  2,508,430           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Short
Duration U.S.
Government      216,881,168          0  35,174,077 117,356,906           0           0          0  36,267,962 20,469,230   7,612,993
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        46,312,769          0           0   4,182,470  42,130,299           0          0           0          0           0
Equity
------------------------------------------------------------------------------------------------------------------------------------
Small Cap                 0
Value
------------------------------------------------------------------------------------------------------------------------------------
U.S.              1,999,586          0           0           0           0           0          0           0    545,026   1,454,560
Government
Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Value                     0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend        462,203,460          0           0           0           0 462,203,460          0           0          0           0
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Real Estate               0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 82


------------------------------------------------------------------------------------------------------------------------------------
     FUND         TOTAL      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT     AMOUNT     AMOUNT      AMOUNT
               CAPITAL LOSS EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING   EXPIRING    EXPIRING
                CARRYOVERS   IN 2007     IN 2008     IN 2009     IN 2010     IN 2011     IN 2012    IN 2013    IN 2014     IN 2015
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash                      0
Management
------------------------------------------------------------------------------------------------------------------------------------
Core Bond         3,154,192          0           0           0           0           0          0           0    526,700   2,627,492
------------------------------------------------------------------------------------------------------------------------------------
Disciplined               0
Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined          93,125          0           0           0           0           0          0           0     93,125           0
Small and Mid
Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined               0
Small Cap
Value
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate             0
------------------------------------------------------------------------------------------------------------------------------------
Growth          535,377,023          0           0           0 166,602,696 368,774,327          0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Income
Opportunities     1,475,572          0           0           0           0           0          0           0          0   1,475,572
------------------------------------------------------------------------------------------------------------------------------------
Inflation
Protected
Securities        1,946,291          0           0           0           0           0          0           0          0   1,946,291
------------------------------------------------------------------------------------------------------------------------------------
Large Cap
Equity          241,864,902            132,187,540  76,012,213  19,803,207  13,861,942          0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap                 0
Value
------------------------------------------------------------------------------------------------------------------------------------
Limited           3,814,855          0           0           0           0           0          0           0    388,116   3,426,739
Duration Bond
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California
Tax-Exempt(a)       109,278          0           0           0           0           0          0           0    109,278           0
------------------------------------------------------------------------------------------------------------------------------------
Diversified     175,789,584          0           0  78,698,873  49,658,521           0  5,227,159           0 12,836,807  29,368,224
Bond
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Tax-Exempt(a)       150,080          0           0           0           0           0          0           0    150,080           0
------------------------------------------------------------------------------------------------------------------------------------
Michigan
Tax-Exempt(a)        73,073          0           0           0           0           0          0           0     73,073           0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota
Tax-Exempt(a)     2,433,759          0           0           0           0           0          0   1,520,753    913,006           0
------------------------------------------------------------------------------------------------------------------------------------
New York
Tax-Exempt(a)        79,756          0           0           0           0           0          0           0     79,756           0
------------------------------------------------------------------------------------------------------------------------------------
Ohio
Tax-Exempt(a)        90,574          0           0           0           0           0     39,505           0     51,069           0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced        771,389,327          0           0   6,553,043 371,272,426 368,676,980 24,886,878           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Diversified               0
Equity Income
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value             0
------------------------------------------------------------------------------------------------------------------------------------
Strategic        24,282,691          0           0           0          0   24,282,691          0           0          0           0
Allocation
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 83



------------------------------------------------------------------------------------------------------------------------------------
     FUND         TOTAL      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT     AMOUNT     AMOUNT      AMOUNT
               CAPITAL LOSS EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING   EXPIRING    EXPIRING
                CARRYOVERS   IN 2007     IN 2008     IN 2009     IN 2010     IN 2011     IN 2012    IN 2013    IN 2014     IN 2015
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute                  0
Return
Currency
and Income
------------------------------------------------------------------------------------------------------------------------------------
Disciplined
International
Equity                    0
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                   0
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets Bond              0
------------------------------------------------------------------------------------------------------------------------------------
European         70,998,633          0           0  49,462,900  16,514,518   5,021,215          0           0          0           0
Equity
------------------------------------------------------------------------------------------------------------------------------------
Global Bond       6,599,145          0           0           0   6,100,374     498,771          0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Global Equity   468,974,678          0           0 294,829,842 143,634,885  30,509,951          0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
Global
Technology      362,948,879          0           0 281,649,652  81,299,227           0          0           0          0           0
------------------------------------------------------------------------------------------------------------------------------------
International             0
Aggressive
Growth
------------------------------------------------------------------------------------------------------------------------------------
International
Equity                    0
------------------------------------------------------------------------------------------------------------------------------------
International   338,762,980          0           0 241,268,010  59,231,998  38,262,972          0           0          0           0
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
International             0
Select Value
------------------------------------------------------------------------------------------------------------------------------------
International
Small Cap                 0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------

Intermediate        393,731          0           0           0           0           0          0           0    393,731           0
Tax-Exempt

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap
Growth                    0
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt        2,385,866          0           0           0           0           0          0           0  2,385,866           0
Bond
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
High Income       9,460,668          0           0           0           0           0          0           0  9,460,668           0

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt           22,784          0         166           0      18,331           0          0       4,287          0           0
Money Market
------------------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.


Statement of Additional Information -- Jan. 29, 2007                     Page 84

TAXES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the
$57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under current tax law, the maximum tax paid on dividends by individuals is 15% (5% for taxpayers in the 10% and 15% brackets) for tax years through 2010. The maximum capital gain rate for securities sold on or after May 6, 2003 through 2010 is 15% (5% for taxpayers in the 10% and 15% brackets).

Only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information -- Jan. 29, 2007                     Page 85

                            TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME
--------------------------------------------------------------------------------------------------------------------------
                     FUND                           PERCENT OF DIVIDENDS QUALIFYING         QUALIFIED DIVIDEND INCOME
                                                        FOR CORPORATE DEDUCTION                  FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                    24.01%                               44.44%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                   5.29                                 10.05
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                       11.64                                21.59
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                            16.98                                31.55
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                          8.29                                 15.39
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                   34.10                                63.40
--------------------------------------------------------------------------------------------------------------------------
Small Company Index                                             100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                   100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Equity Value                                                    100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                         0                                    0
--------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                              35.64                                36.35
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                   0                                    0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                              N/A                                  N/A
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                20.84                                24.02
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                              100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                               100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                  0.03                                 0.03
--------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                      24.20                                24.07
--------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                   17.85                                17.58
--------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                   21.16                                20.97
--------------------------------------------------------------------------------------------------------------------------
Select Value                                                    100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                     0                                    0
--------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                 38.41                                39.74
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                  23.75                                25.87
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                           0                                    0
--------------------------------------------------------------------------------------------------------------------------
Value                                                           100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                            100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                                      0.40                                 2.86
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Cash Management                                                    0                                    0
--------------------------------------------------------------------------------------------------------------------------
Core Bond                                                          0                                    0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                               29.23                                29.46
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                               0                                    0
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 86


--------------------------------------------------------------------------------------------------------------------------
                     FUND                           PERCENT OF DIVIDENDS QUALIFYING         QUALIFIED DIVIDEND INCOME
                                                        FOR CORPORATE DEDUCTION                  FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                        0                                    0
--------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                      0                                    0
--------------------------------------------------------------------------------------------------------------------------
Growth                                                          100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                               0                                    0
--------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                     0                                    0
--------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                  73.41                                80.91
--------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                              0                                    0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                                           0                                    0
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                   0                                    0
--------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                                        0                                    0
--------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                                             0                                    0
--------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                                            0                                    0
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                                             0                                    0
--------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                                                 0                                    0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Balanced                                                         62.95                                67.30
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                       100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                    51.96                                64.83
--------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                             66.83                               100.00
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                0                                    0
--------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                   0                                    0
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                   0                                 100.00
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                              0                                    0
--------------------------------------------------------------------------------------------------------------------------
European Equity                                                    0                                 100.00
--------------------------------------------------------------------------------------------------------------------------
Global Bond                                                        0                                    0
--------------------------------------------------------------------------------------------------------------------------
Global Equity                                                    99.99                               100.00
--------------------------------------------------------------------------------------------------------------------------
Global Technology                                                  0                                    0
--------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                  0.11                                 77.83
--------------------------------------------------------------------------------------------------------------------------
International Equity                                               0                                  39.74
--------------------------------------------------------------------------------------------------------------------------
International Opportunity                                          0                                 100.00
--------------------------------------------------------------------------------------------------------------------------
International Select Value                                         0                                  52.44
--------------------------------------------------------------------------------------------------------------------------
International Small Cap                                            0                                  31.95
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                            0                                    0
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                     0                                    0
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                    0                                    0
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                             0                                    0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                            0                                    0
--------------------------------------------------------------------------------------------------------------------------

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.



Statement of Additional Information -- Jan. 29, 2007                     Page 87

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.



Statement of Additional Information -- Jan. 29, 2007                     Page 88

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT
RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

                           TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income             First $1.0            0.890%                     0.890
                                                 Next 1.0             0.865
                                                 Next 1.0             0.840
                                                 Next 3.0             0.815
                                                 Next 1.5             0.790
                                                 Next 1.5             0.775
                                                 Next 1.0             0.770
                                                 Next 5.0             0.760
                                                 Next 5.0             0.750
                                                 Next 4.0             0.740
                                                Next 26.0             0.720
                                                Over 50.0             0.700
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              First $0.50            0.890                      0.885
                                                Next 0.50             0.865
                                                 Next 1.0             0.840
                                                 Next 1.0             0.815
                                                 Next 3.0             0.790
                                                 Over 6.0             0.765
---------------------------------------------------------------------------------------------------------------------
Balanced                                        First $1.0            0.530                      0.526
                                                 Next 1.0             0.505
                                                 Next 1.0             0.480
                                                 Next 3.0             0.455
                                                 Next 1.5             0.430
                                                 Next 2.5             0.410
                                                 Next 5.0             0.390
                                                 Next 9.0             0.370
                                                Over 24.0             0.350
---------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                        First $0.25           0.410         California - 0.410
Massachusetts Tax-Exempt(a)                      Next 0.25            0.385         Massachusetts - 0.410
Michigan Tax-Exempt(a)                           Next 0.25            0.360         Michigan - 0.410
Minnesota Tax-Exempt(a)                          Next 0.25            0.345         Minnesota - 0.403
New York Tax-Exempt(a)                           Next 6.5             0.320         New York - 0.410
Ohio Tax-Exempt(a)                               Next 2.5             0.310         Ohio - 0.410
                                                 Next 5.0             0.300
                                                 Next 9.0             0.290
                                                 Next 26.0            0.270
                                                Over 50.0             0.250
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 89


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Cash Management                                 First $1.0            0.330                      0.291
                                                 Next 0.5             0.313
                                                 Next 0.5             0.295
                                                 Next 0.5             0.278
                                                 Next 2.5             0.260
                                                 Next 1.0             0.240
                                                 Next 1.5             0.220
                                                 Next 1.5             0.215
                                                 Next 1.0             0.190
                                                 Next 5.0             0.180
                                                 Next 5.0             0.170
                                                 Next 4.0             0.160
                                                Over 24.0             0.150
---------------------------------------------------------------------------------------------------------------------
Core Bond                                       First $1.0            0.480         Core Bond - 0.480
Diversified Bond                                 Next 1.0             0.455         Diversified Bond - 0.456
Limited Duration Bond                            Next 1.0             0.430         Limited Duration Bond - 0.480
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.360
                                                 Next 5.0             0.350
                                                 Next 5.0             0.340
                                                 Next 4.0             0.330
                                                Next 26.0             0.310
                                                Over 50.0             0.290
---------------------------------------------------------------------------------------------------------------------
Disciplined Equity                              First $1.0            0.600         Disciplined Equity - 0.588
Diversified Equity Income                        Next 1.0             0.575         Diversified Equity Income - 0.543
Growth                                           Next 1.0             0.550         Growth - 0.570
Large Cap Equity                                 Next 3.0             0.525         Large Cap Equity - 0.538
Large Cap Value                                  Next 1.5             0.500         Large Cap Value - 0.600
                                                 Next 2.5             0.485
                                                 Next 5.0             0.470
                                                 Next 5.0             0.450
                                                 Next 4.0             0.425
                                                Next 26.0             0.400
                                                Over 50.0             0.375
---------------------------------------------------------------------------------------------------------------------
Disciplined International Equity European       First $0.25           0.800         Disciplined International Equity -
Equity                                           Next 0.25            0.775         0.800
Global Equity                                    Next 0.25            0.750         European Equity - 0.800
International Opportunity                        Next 0.25            0.725         Global Equity - 0.776
                                                 Next 1.0             0.700         International Opportunity - 0.779
                                                 Next 5.5             0.675
                                                 Next 2.5             0.660
                                                 Next 5.0             0.645
                                                 Next 5.0             0.635
                                                 Next 4.0             0.610
                                                 Next 26.0            0.600
                                                Over 50.0             0.570
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 90


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap Equity            First $1.0            0.700         Disciplined Small and Mid Cap
Mid Cap Growth                                   Next 1.0             0.675         Equity - 0.700
                                                 Next 1.0             0.650         Mid Cap Growth - 0.694
                                                 Next 3.0             0.625
                                                 Next 1.5             0.600
                                                 Next 2.5             0.575
                                                 Next 5.0             0.550
                                                 Next 9.0             0.525
                                                Next 26.0             0.500
                                                Over 50.0             0.475

---------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                    First $0.25            0.850                      0.850
                                                Next 0.25             0.825
                                                Next 0.25             0.800
                                                Next 0.25             0.775
                                                 Next 1.0             0.750
                                                 Over 2.0             0.725
---------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                           First $0.50            0.610                      0.590
                                                Next 0.50             0.585
                                                 Next 1.0             0.560
                                                 Next 1.0             0.535
                                                 Next 3.0             0.510
                                                 Next 4.0             0.480
                                                 Next 5.0             0.470
                                                 Next 5.0             0.450
                                                 Next 4.0             0.425
                                                Next 26.0             0.400
                                                Over 50.0             0.375
---------------------------------------------------------------------------------------------------------------------
Emerging Markets                               First $0.25            1.100                      1.087
                                                Next 0.25             1.080
                                                Next 0.25             1.060
                                                Next 0.25             1.040
                                                 Next 1.0             1.020
                                                 Next 5.5             1.000
                                                 Next 2.5             0.985
                                                 Next 5.0             0.970
                                                 Net 5.0              0.960
                                                 Next 4.0             0.935
                                                Next 26.0             0.920
                                                Over 50.0             0.900
---------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                          First $0.25            0.720         Emerging Markets Bond - 0.720
Global Bond                                     Next 0.25             0.695         Global Bond - 0.708
                                                Next 0.25             0.670
                                                Next 0.25             0.645
                                                 Next 6.5             0.620
                                                 Next 2.5             0.605
                                                 Next 5.0             0.590
                                                 Next 5.0             0.580
                                                 Next 4.0             0.560
                                                Next 26.0             0.540
                                                Over 50.0             0.520

---------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 91


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Equity Value                                   First $0.50            0.530                      0.512
                                                Next 0.50             0.505
                                                 Next 1.0             0.480
                                                 Next 1.0             0.455
                                                 Next 3.0             0.430
                                                 Over 6.0             0.400
---------------------------------------------------------------------------------------------------------------------
Floating Rate                                   First $1.0            0.610         Floating Rate - 0.610
Income Opportunities                             Next 1.0             0.585         Income Opportunities - 0.610
                                                 Next 1.0             0.560
                                                 Next 3.0             0.535
                                                 Next 1.5             0.510
                                                 Next 1.5             0.495
                                                 Next 1.0             0.470
                                                 Next 5.0             0.455
                                                 Next 5.0             0.445
                                                 Next 4.0             0.420
                                                Next 26.0             0.405
                                                Over 50.0             0.380
---------------------------------------------------------------------------------------------------------------------
Fundamental Growth                              First $1.0            0.780                      0.780
                                                 Next 1.0             0.755
                                                 Next 1.0             0.730
                                                 Next 3.0             0.705
                                                 Over 6.0             0.680
---------------------------------------------------------------------------------------------------------------------
Fundamental Value                              First $0.50            0.730         Fundamental Value - 0.713
Value                                           Next 0.50             0.705         Value - 0.730
                                                 Next 1.0             0.680
                                                 Next 1.0             0.655
                                                 Next 3.0             0.630
                                                 Over 6.0             0.600
---------------------------------------------------------------------------------------------------------------------
Global Technology                              First $0.25            0.720                        0.720
                                                Next 0.25             0.695
                                                Next 0.25             0.670
                                                Next 0.25             0.645
                                                 Next 1.0             0.620
                                                 Over 2.0             0.595
---------------------------------------------------------------------------------------------------------------------
High Yield Bond                                 First $1.0            0.590                        0.577
                                                 Next 1.0             0.565
                                                 Next 1.0             0.540
                                                 Next 3.0             0.515
                                                 Next 1.5             0.490
                                                 Next 1.5             0.475
                                                 Next 1.0             0.450
                                                 Next 5.0             0.435
                                                 Next 5.0             0.425
                                                 Next 4.0             0.400
                                                Next 26.0             0.385
                                                Over 50.0             0.360
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 92


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                         Income Builder Funds - N/A
Income Builder Enhanced Income                                                      Portfolio Builder Funds - 0.080*
Income Builder Moderate Income                     N/A                 N/A          Retirement Plus Funds - N/A
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                  First $1.0            0.440                      0.440
                                                 Next 1.0             0.415
                                                 Next 1.0             0.390
                                                 Next 3.0             0.365
                                                 Next 1.5             0.340
                                                 Next 1.5             0.325
                                                 Next 1.0             0.320
                                                 Next 5.0             0.310
                                                 Next 5.0             0.300
                                                 Next 4.0             0.290
                                                Next 26.0             0.270
                                                Over 50.0             0.250
---------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                         First $1.0            0.390                      0.390
                                                 Next 1.0             0.365
                                                 Next 1.0             0.340
                                                 Next 3.0             0.315
                                                 Next 1.5             0.290
                                                 Next 2.5             0.280
                                                 Next 5.0             0.270
                                                Next 35.0             0.260
                                                Over 50.0             0.250

---------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                First $0.25            1.000                      0.988
                                                Next 0.25             0.975
                                                Next 0.25             0.950
                                                Next 0.25             0.925
                                                 Next 1.0             0.900
                                                 Over 2.0             0.875
---------------------------------------------------------------------------------------------------------------------
International Equity                           First $0.25            0.970                      0.970
                                                Next 0.25             0.945
                                                Next 0.25             0.920
                                                Next 0.25             0.895
                                                 Next 1.0             0.870
                                                 Over 2.0             0.845
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 93


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
International Select Value                     First $0.25            0.900                      0.830
                                                Next 0.25             0.875
                                                Next 0.25             0.850
                                                Next 0.25             0.825
                                                 Next 1.0             0.800
                                                 Over 2.0             0.775
---------------------------------------------------------------------------------------------------------------------
International Small Cap                        First $0.25            1.120                      1.120
                                                Next 0.25             1.095
                                                Next 0.25             1.070
                                                Next 0.25             1.045
                                                 Next 1.0             1.020
                                                 Over 2.0             0.995
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                   First $1.0            0.700                      0.689
                                                 Next 1.0             0.675
                                                 Next 1.0             0.650
                                                 Next 3.0             0.625
                                                 Next 1.5             0.600
                                                 Next 2.5             0.575
                                                 Next 5.0             0.550
                                                 Next 9.0             0.525
                                                Next 26.0             0.500
                                                Over 50.0             0.475
---------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                     First $0.25            0.800                      0.800
                                                Next 0.25             0.775
                                                Next 0.25             0.750
                                                Next 0.25             0.725
                                                 Next 1.0             0.700
                                                 Over 2.0             0.675
---------------------------------------------------------------------------------------------------------------------
Real Estate                                     First $1.0            0.840                      0.840
                                                 Next 1.0             0.815
                                                 Next 1.0             0.790
                                                 Next 3.0             0.765
                                                 Next 6.0             0.740
                                                Next 12.0             0.730
                                                Over 24.0             0.720
---------------------------------------------------------------------------------------------------------------------

S&P 500 Index                                   First $1.0            0.220                      0.220**
                                                 Next 1.0             0.210
                                                 Next 1.0             0.200
                                                 Next 4.5             0.190
                                                 Next 2.5             0.180
                                                 Next 5.0             0.170
                                                 Next 9.0             0.160
                                                Next 26.0             0.140
                                                Over 50.0             0.120

---------------------------------------------------------------------------------------------------------------------
Select Value                                   First $0.50            0.780                      0.775
                                                Next 0.50             0.755
                                                 Next 1.0             0.730
                                                 Next 1.0             0.705
                                                 Next 3.0             0.680
                                                 Over 6.0             0.650
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 94


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  First $1.0            0.480                      0.478
                                                 Next 1.0             0.455
                                                 Next 1.0             0.430
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.340
                                                 Next 5.0             0.325
                                                 Next 5.0             0.315
                                                 Next 4.0             0.290
                                                Next 26.0             0.275
                                                Over 50.0             0.250
---------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                            First $0.25            0.790                      0.760
                                                Next 0.25             0.765
                                                Next 0.25             0.740
                                                Next 0.25             0.715
                                                 Next 1.0             0.690
                                                 Over 2.0             0.665
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity                               First $0.25            0.970                      0.961
                                                Next 0.25             0.945
                                                Next 0.25             0.920
                                                Next 0.25             0.895
                                                 Over 1.0             0.870
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               First $0.25            0.920                      0.920
                                                Next 0.25             0.895
                                                Next 0.25             0.870
                                                Next 0.25             0.845
                                                 Next 1.0             0.820
                                                 Over 2.0             0.795
---------------------------------------------------------------------------------------------------------------------
Small Cap Value                                First $0.25            0.970                      0.932
                                                Next 0.25             0.945
                                                Next 0.25             0.920
                                                Next 0.25             0.895
                                                 Over 1.0             0.870
---------------------------------------------------------------------------------------------------------------------

Small Company Index                            First $0.25            0.360                      0.340**
                                                Next 0.25             0.350
                                                Next 0.25             0.340
                                                Next 0.25             0.330
                                                 Next 6.5             0.320
                                                 Next 7.5             0.300
                                                 Next 9.0             0.280
                                                Next 26.0             0.260
                                                Over 50.0             0.240
---------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 95


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Strategic Allocation                            First $1.0            0.570                      0.563
                                                 Next 1.0             0.545
                                                 Next 1.0             0.520
                                                 Next 3.0             0.495
                                                 Next 1.5             0.470
                                                 Next 2.5             0.450
                                                 Next 5.0             0.430
                                                 Next 9.0             0.410
                                                Over 24.0             0.390
---------------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                                 First $1.0            0.410                      0.410
                                                 Next 1.0             0.385
                                                 Next 1.0             0.360
                                                 Next 3.0             0.335
                                                 Next 1.5             0.310
                                                 Next 2.5             0.300
                                                 Next 5.0             0.290
                                                 Next 9.0             0.280
                                                Next 26.0             0.260
                                                Over 50.0             0.250
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                          First $1.0            0.470                      0.442
                                                 Next 1.0             0.445
                                                 Next 1.0             0.420
                                                 Next 3.0             0.395
                                                 Next 1.5             0.370
                                                 Next 2.5             0.360
                                                 Next 5.0             0.350
                                                 Next 9.0             0.340
                                                Next 26.0             0.320
                                                Over 50.0             0.300
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                         First $1.0            0.330                      0.360**
                                                 Next 0.5             0.313
                                                 Next 0.5             0.295
                                                 Next 0.5             0.278
                                                 Next 2.5             0.260
                                                 Next 1.0             0.240
                                                 Next 1.5             0.220
                                                 Next 1.5             0.215
                                                 Next 1.0             0.190
                                                 Next 5.0             0.180
                                                 Next 5.0             0.170
                                                 Next 4.0             0.160
                                                Over 24.0             0.150

---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information -- Jan. 29, 2007                     Page 96


---------------------------------------------------------------------------------------------------------------------
                                                               ANNUAL RATE AT EACH  DAILY RATE ON LAST DAY OF MOST
                   FUND                     ASSETS (BILLIONS)      ASSET LEVEL          RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                        First $1.0            0.480                      0.480
                                                 Next 1.0             0.455
                                                 Next 1.0             0.430
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.360
                                                 Next 5.0             0.350
                                                 Next 5.0             0.340
                                                 Next 4.0             0.330
                                                Next 26.0             0.310
                                                Over 50.0             0.290
---------------------------------------------------------------------------------------------------------------------


*   Effective Feb. 1, 2006, this fee was eliminated.
** Effective March 1, 2006, the funds' shareholders approved a change to the Investment Management fee schedule under the Investment Management Services
    Agreement between RiverSource Investments, LLC and the funds.


(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                TABLE 15. LIPPER INDEXES
------------------------------------------------------------------------------------------------------------------------
                      FUND                                       LIPPER INDEX                FEE INCREASE OR (DECREASE)
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------
Equity Value                                     Lipper Large-Cap Value Funds                                $1,268,814
------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                       Lipper Gold Funds                                             (94,844)
------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                              Lipper Small-Cap Core Funds                                   (72,920)
------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                 Lipper Small-Cap Growth Funds                                (142,912)
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                Lipper Mid-Cap Growth Funds                                   (10,780)
------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                               Lipper Large-Cap Growth Funds                                 (76,111)
------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                Lipper Large-Cap Value Funds                                    56,343
------------------------------------------------------------------------------------------------------------------------
Select Value                                     Lipper Multi-Cap Value Funds                                 (358,864)
------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                 Lipper Small-Cap Core Funds                                    110,839
------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                  Lipper Small-Cap Value Funds                                 (890,341)
------------------------------------------------------------------------------------------------------------------------
Value                                            Lipper Large-Cap Value Funds                                 (282,436)
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                             Lipper Equity Income Funds                                     545,369
------------------------------------------------------------------------------------------------------------------------
Real Estate                                      Lipper Real Estate Funds                                        95,523
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                               Lipper Large-Cap Core Funds                                     77,739
------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity             Lipper Mid-Cap Core Funds                                         0(a)
------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                      Lipper Small-Cap Value Funds                                      0(b)
------------------------------------------------------------------------------------------------------------------------
Growth                                           Lipper Large-Cap Growth Funds                                  135,722
------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                 Lipper Large-Cap Core Funds                                (2,273,700)
------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                  Lipper Large-Cap Value Funds                                  (65,158)
------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 97



------------------------------------------------------------------------------------------------------------------------
                      FUND                                       LIPPER INDEX                FEE INCREASE OR (DECREASE)
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------
Balanced                                         Lipper Balanced Funds                                        (506,380)
------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                        Lipper Equity Income Funds                                   6,036,539
------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                    Lipper Mid-Cap Value Funds                                   1,270,520
------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                             Lipper Flexible Portfolio Funds                                501,696
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                 Lipper International Large-Cap Core Funds                         0(c)
------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                 Lipper Emerging Markets Funds                                  105,658
------------------------------------------------------------------------------------------------------------------------
European Equity                                  Lipper European Funds                                         (71,748)
------------------------------------------------------------------------------------------------------------------------
Global Equity                                    Lipper Global Funds                                            527,514
------------------------------------------------------------------------------------------------------------------------
Global Technology                                Lipper Science and Technology Funds                            113,421
------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                  Lipper International Multi-Cap Growth Funds                  (262,382)
------------------------------------------------------------------------------------------------------------------------
International Equity                             Lipper International Funds                                     (3,284)
------------------------------------------------------------------------------------------------------------------------
International Opportunity                        Lipper International Large-Cap Core Funds                      194,820
------------------------------------------------------------------------------------------------------------------------
International Select Value                       Lipper International Multi-Cap Value Funds                   1,234,231
------------------------------------------------------------------------------------------------------------------------
International Small Cap                          Lipper International Small-Cap Funds                         (117,356)
------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------

Mid Cap Growth                                   Lipper Mid-Cap Growth Funds                                (1,683,464)

------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

                                  TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION
----------------------------------------------------------------------------------------------------------------------------
                           EQUITY FUNDS                                                     BALANCED FUNDS
----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE                                                    PERFORMANCE
  DIFFERENCE                    ADJUSTMENT RATE                  DIFFERENCE                   ADJUSTMENT RATE
----------------------------------------------------------------------------------------------------------------------------
0.00%-0.50%         0                                            0.00%-0.50%       0
----------------------------------------------------------------------------------------------------------------------------
0.50%-1.00%         6 basis points times the performance         0.50%-1.00%       6 basis points times the performance
                    difference over 0.50%, times 100                               difference over 0.50%, times 100
                    (maximum of 3 basis points if a                                (maximum of 3 basis points if a
                    1% performance difference)                                     1% performance difference)
----------------------------------------------------------------------------------------------------------------------------
                    3 basis points, plus 3 basis points times    1.00%-2.00%       3 basis points, plus 3 basis points times
                    the performance difference over 1.00%,                         the performance difference over 1.00%,
                    times 100 (maximum 6 basis points if a                         times 1.00%, times 100 (maximum 6 basis
1.00%-2.00%         2% performance difference)                                     points if a 2% performance difference)
----------------------------------------------------------------------------------------------------------------------------
                    6 basis points, plus 2 basis points times    2.00%-3.00%       6 basis points, plus 2 basis points times
                    the performance difference over 2.00%,                         the performance difference over 2.00%,
                    times 100 (maximum 10 basis points if a                        times 100 (maximum 8 basis points if a
2.00%-4.00%         4% performance difference)                                     3% performance difference)
----------------------------------------------------------------------------------------------------------------------------
                    10 basis points, plus 1 basis point times    3.00% or more     8 basis points
                    the performance difference over 4.00%,
                    times 100 (maximum 12 basis points if a
4.00%-6.00%         6% performance difference)
----------------------------------------------------------------------------------------------------------------------------
6.00% or more       12 basis points
----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 98

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

Transitions. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.


The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.


The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                  FUND                                MANAGEMENT FEES                        NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                               2006          2005         2004           2006         2005           2004
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                  $204,941    $55,141(a)          N/A      $154,484    $34,746(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                  71,579     23,875(a)          N/A       117,318     43,296(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                     342,180     93,838(a)          N/A       251,538    142,907(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive          418,633    112,009(a)          N/A       269,480    116,480(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative        137,483     43,118(a)          N/A       144,243     75,264(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                 165,740     43,835(a)          N/A       122,935     27,696(a)           N/A
----------------------------------------------------------------------------------------------------------------------------
Small Company Index                          4,419,815     4,547,058    3,962,556       471,768       536,282       604,079
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                  706,270       933,587      954,894     (357,906)     (402,204)      (24,079)
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------
Equity Value                                 7,043,854     6,836,800    6,126,938       400,520       465,953       493,392
----------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                     579,779       659,595      724,228       207,159       176,012       175,964
----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                          5,845,601     6,341,134    5,102,126       510,707       533,489       227,451
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                             1,878,991     2,276,290    2,359,429       343,335       421,008       360,064
----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                     Page 99

----------------------------------------------------------------------------------------------------------------------------
                  FUND                                MANAGEMENT FEES                        NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                               2006          2005         2004           2006         2005           2004
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                               N/A           N/A          N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                            1,950,153       399,501      117,564     (167,264)        82,999        18,117
----------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                             987,877       410,475       79,513       191,085       177,899        24,370
----------------------------------------------------------------------------------------------------------------------------
Fundamental Value                            7,971,622     5,556,219    3,377,169       501,862       488,580       210,468
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond                             12,713,321    14,973,845   15,136,003       688,374       817,018     1,035,459
----------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                     N/A(b)           N/A          N/A      3,184(b)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                  N/A(b)           N/A          N/A      6,657(b)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                  N/A(b)           N/A          N/A      7,419(b)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Select Value                                 5,211,061     5,256,934    2,995,527       330,794       423,030       283,570
----------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government               6,683,201    10,141,504   14,303,395   (1,688,300)     (958,143)     1,172,005
----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                             2,525,974     1,560,155    1,108,923     (134,739)         6,490      (76,600)
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value                              9,285,758     9,857,858    7,749,795       735,477       788,885       675,289
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                     1,327,433     1,532,464    2,063,726     (549,885)     (188,134)        18,299
----------------------------------------------------------------------------------------------------------------------------
Value                                        3,018,867     3,311,867    2,926,194       275,068       285,856       202,871
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                         7,688,134     6,201,403    5,081,258       480,473       453,329       596,965
----------------------------------------------------------------------------------------------------------------------------
Real Estate                                  1,398,778       725,491    37,549(c)       153,244       133,564      8,198(c)
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------
Cash Management                             10,801,723    12,052,160   14,155,568   (1,747,535)     1,220,672     2,243,652
----------------------------------------------------------------------------------------------------------------------------
Core Bond                                      991,804       846,872      417,836      (58,636)        99,940        69,699
----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                           5,175,451       408,720       83,580      (83,131)       130,016         8,110
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity         13,335(d)           N/A          N/A      4,577(d)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                  49,035(e)           N/A          N/A      9,684(e)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Floating Rate                               412,667(e)           N/A          N/A     19,402(e)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Growth                                      19,922,079    18,968,320   16,372,054     1,214,759     1,217,404     1,219,778
----------------------------------------------------------------------------------------------------------------------------
Income Opportunities                         2,229,460     1,954,757      985,862       198,512       214,865       133,277
----------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities               1,078,635       552,220    66,055(f)      (45,905)        28,432      5,260(f)
----------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                            20,724,477     9,680,873    2,441,621       682,652       161,534       391,817
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                715,200       803,736      446,686       186,504       293,194       129,014
----------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                          990,881       960,788      571,688      (96,959)        57,170        61,331
----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 100



----------------------------------------------------------------------------------------------------------------------------
                  FUND                                MANAGEMENT FEES                        NONADVISORY EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                               2006          2005         2004           2006         2005           2004
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                     1,008,174     1,010,591    1,129,991       (8,449)       116,440       139,264
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond                            12,388,294    13,003,467   15,409,504   (1,870,049)   (1,032,114)       575,900
----------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                    347,506       372,649      427,506      (22,871)        43,112        52,958
----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                         286,107       294,025      342,995      (13,107)        36,732        43,425
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                      1,898,065     1,895,714    2,045,996      (68,320)       161,536       182,884
----------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                         402,241       434,449      495,538      (21,864)        54,945        62,139
----------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                             285,080       307,214      360,176      (16,487)        38,356        43,070
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Balanced                                     5,690,832     7,169,932    7,736,525       563,493       651,610       707,529
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                   37,321,661    24,183,415   17,374,369     1,761,776     1,530,714       993,686
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                               11,459,838     5,816,781    2,537,342       728,841       531,095       271,072
----------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                         7,064,937     5,960,581    5,004,559       665,164       642,432       629,876
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income         176,149(h)           N/A          N/A     28,907(h)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity            147,388(i)           N/A          N/A     48,716(i)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                             5,659,680     3,801,760    2,770,886       745,246       636,569       519,598
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                       191,237(j)           N/A          N/A     77,772(j)           N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
European Equity                                821,750       837,577      872,149       182,061       224,833       236,203
----------------------------------------------------------------------------------------------------------------------------
Global Bond                                  3,734,676     4,359,713    4,143,713     (159,716)       408,133       427,277
----------------------------------------------------------------------------------------------------------------------------
Global Equity                                5,791,016     4,471,632    3,302,062       517,920       485,178       506,708
----------------------------------------------------------------------------------------------------------------------------
Global Technology                            1,327,883     1,574,791    1,812,789       249,939       282,889       304,625
----------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth              4,039,162     3,119,859    1,878,346       530,707       384,996       250,484
----------------------------------------------------------------------------------------------------------------------------
International Equity                         1,767,556     1,431,433    1,015,577       265,839       323,432       316,320
----------------------------------------------------------------------------------------------------------------------------
International Opportunity                    4,840,788     3,988,205    2,926,933       505,513       566,027       442,832
----------------------------------------------------------------------------------------------------------------------------
International Select Value                  15,936,398    10,340,380    6,467,621       990,734       812,998       473,274
----------------------------------------------------------------------------------------------------------------------------
International Small Cap                      1,050,011       933,818      600,389       246,920       333,478       208,586
----------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                        435,316       644,499      752,882      (25,206)        67,781       136,017
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                               9,852,112    10,413,718   10,550,526       670,574       901,194       744,839
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                              3,345,629     3,066,023    3,457,986       905,255    661,982(k)    510,620(k)
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                      15,027,647    17,998,361   20,079,644     8,025,340  7,139,120(k)  5,135,426(k)
----------------------------------------------------------------------------------------------------------------------------
                                               2005          2004         2003          2005          2004          2003

----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                        423,253       515,265      678,981       116,613       177,477       218,380
----------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
    2006, the information shown is from July 1, 2005 through
     Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.
(h) For the period from June 15, 2006 (when the Fund became available) to Oct.
    31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(k) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2005 and 2004 were reported as $136,155 and $248,267 for Tax-Exempt Bond Fund, and $308,271 and $976,647 for
    Tax-Exempt High Income Fund, respectively.




Statement of Additional Information -- Jan. 29, 2007                    Page 101

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.



Statement of Additional Information -- Jan. 29, 2007                    Page 102

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES
-------------------------------------------------------------------------------------------------------------------------
                                                                               PARENT
          FUND                             SUBADVISER NAME                    COMPANY,           FEE SCHEDULE
                                                                               IF ANY
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (c)       A          0.60% on the first $100
                          (effective May 4, 1999)                                        million, reducing to 0.45% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(b)
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex Investment Management Company, LLC (Essex)       B      0.70% on the first $20 million,
                          (effective Sept. 23, 2005)                                          reducing to 0.60% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Federated MDTA, LLC (MDTA)                             C            0.60% on all assets
                          (effective Sept. 23, 2005)
                          -----------------------------------------------------------------------------------------------
                          Turner Investment Partners, Inc. (Turner)                     0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                           reducing to 0.50% as
                                                                                N/A             assets increase
                          -----------------------------------------------------------------------------------------------
                          UBS Global Asset Management (Americas) (UBS)          N/A         0.55% on the first $150
                          (effective Aug. 18, 2003)                                      million, reducing to 0.50% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         American Century                                       D          0.50% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Turner                                                N/A         0.55% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
Fundamental Growth        Goldman Sachs Asset Management, L.P. (Goldman)         E      0.50% on the first $50 million,
                          (effective April 24, 2003)                                          reducing to 0.30% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Wellington Management Company, LLP (Wellington        N/A     0.50% on the first $50 million,
                          Management) (effective April 26, 2005)                              reducing to 0.40% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis Selected Advisers, LP (Davis)(a),(c)            N/A         0.45% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
Select Value              Systematic Financial Management, L.P.                  F      0.50% on the first $50 million,
                          (Systematic)(c) (effective Sept. 29, 2006)                          reducing to 0.30% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          WEDGE Capital Management L.L.P. (WEDGE)(c)            N/A     0.75% on the first $10 million,
                          (effective Sept. 29, 2006)                                          reducing to 0.30% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century                                       D      0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Lord, Abbett & Co. (Lord, Abbett)                     N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Wellington Management                                            0.60%, subject to possible
                          (effective March 8, 2002)                                      adjustment under a performance
                                                                                N/A         incentive adjustment(d)
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 103


-------------------------------------------------------------------------------------------------------------------------
                                                                               PARENT
          FUND                             SUBADVISER NAME                    COMPANY,           FEE SCHEDULE
                                                                               IF ANY
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value           Barrow, Hanley, Mewhinney & Strauss (BHMS)(c)          G       1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Donald Smith & Co., Inc. (Donald Smith)(c)            N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Franklin Portfolio Associates LLC(c) (Franklin                    0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                 H              assets increase
                          -----------------------------------------------------------------------------------------------
                          Metropolitan West Capital Management, LLC             N/A           0.50% on all assets
                          (MetWest) (effective April 24, 2006)
-------------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                          N/A         0.35% on the first $200
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets          Threadneedle International Limited(a)                  I          0.45% of the first $150
                          (Threadneedle) (effective July 9, 2004)                        million, reducing to 0.30% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                  adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle(a)                                        I          0.35% of the first $150
                          (effective July 9, 2004)                                       million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle(a)                                                   0.35% of the first $150
                          (effective July 9, 2004)                                       million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                             a performance incentive
                                                                                 I               adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
International             Columbia Wanger Asset Management L.P.                  J          0.70% on the first $100
Aggressive Growth         (Columbia WAM) (effective Sept. 5, 2001)                       million, reducing to 0.50% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Principal Global Investors, LLC (Principal)           N/A         0.55% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.42% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
International Equity      The Boston Company Asset Management, LLC (Boston       K          0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                            million, reducing to 0.35% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Marsico Capital Management, LLC (Marsico)              L          0.55% on the first $100
                          (effective Oct. 1, 2004)                                       million, reducing to 0.45% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
International             Threadneedle(a)                                        I          0.35% of the first $150
Opportunity               (effective July 9, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
International Select      AllianceBernstein L.P.                                        0.65% on the first $75 million,
Value                     (AllianceBernstein) (effective Sept. 17, 2001)                      reducing to 0.30% as
                                                                                N/A             assets increase
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 104


-------------------------------------------------------------------------------------------------------------------------
                                                                               PARENT
          FUND                             SUBADVISER NAME                    COMPANY,           FEE SCHEDULE
                                                                               IF ANY
-------------------------------------------------------------------------------------------------------------------------
International Small Cap   AIG Global Investment Corp. (AIGGIC)                   M          0.75% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.70% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Batterymarch Financial Management, Inc.                N          0.75% on the first $100
                          (Batterymarch) (effective April 24, 2006)                      million, reducing to 0.70% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------

 (a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise
     Financial.

 (b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points
     (0.12%).

 (c) Based on the combined net assets subject to the subadviser's investment management.

 (d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points
     (0.10%).

 (e) The adjustment for Threadneedle is based on the performance of one Class
     A share of the fund and the change in the Lipper Index described in Table
     15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management
     Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment
     Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

 (f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.

 A - Kenwood is an indirect partially-owned subsidiary of Ameriprise Financial.
 B - Essex is majority owned by Affiliated Managers Group.
 C - Federated MDTA LLC is an indirect subsidiary of Federated Investors, Inc.
 D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.
 E - Goldman is an affiliate of Goldman Sachs & Co.
 F - Systematic is an affiliate of Affiliated Managers Group.
 G - BHMS is an independent-operating subsidiary of Old Mutual Asset Management.
 H - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of
     Mellon Financial Corporation.
 I - Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
     Financial.
 J - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management
     Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America
     Corporation.
 K - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.
 L - Marsico is an indirect wholly-owned subsidiary of Bank of America
     Corporation.
 M - AIGGIC is an indirect wholly-owned subsidiary of American International
     Group, Inc. (AIG).
 N - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.


Statement of Additional Information -- Jan. 29, 2007                    Page 105

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                            TABLE 19. SUBADVISORY FEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      SUBADVISORY FEES PAID
          FUND                              SUBADVISER                    --------------------------------------------
                                                                              2006               2005         2004
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       Kenwood*                                          $2,856,138        $3,089,403   $2,282,191
----------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex                                             120,556(a)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          MDTA                                              165,110(a)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Turner                                               321,406           371,758      241,927
                         ---------------------------------------------------------------------------------------------
                          UBS                                                  371,341           342,815      224,007
                         ---------------------------------------------------------------------------------------------
                          Former Subadviser: Bjurman, Barry & Associates    175,818(b)           366,178      274,992
                          (from Aug. 18, 2003 to Sept. 23, 2005)
                         ---------------------------------------------------------------------------------------------
                          Former Subadviser: RS Investment Management,
                          L.P. (from Jan. 24, 2001 to Sept. 23, 2005)       257,675(b)           581,602      565,391
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth         American Century                                     512,880           114,981       32,431
                         ---------------------------------------------------------------------------------------------
                          Turner                                               525,422           119,529       36,468
----------------------------------------------------------------------------------------------------------------------
Fundamental Growth        Goldman                                              322,470           143,448       28,129
                         ---------------------------------------------------------------------------------------------
                          Wellington Management**                              323,866         21,015(c)          N/A
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Eagle Asset Management,
                          Inc., a subsidiary of Raymond James Financial,
                          Inc. (from inception to April 26, 2005)                  N/A        139,312(d)       28,655
----------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis*                                             3,787,565         2,834,365    1,946,906
----------------------------------------------------------------------------------------------------------------------
Select Value              Systematic                                               N/A               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          WEDGE                                                    N/A               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: GAMCO Asset Management Inc.
                          (from inception to September 28, 2006)             2,763,925         2,709,039    1,642,235
----------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century                                     457,181           302,079       90,891
                         ---------------------------------------------------------------------------------------------
                          Lord, Abbett                                         433,241           278,497       93,666
                         ---------------------------------------------------------------------------------------------
                          Wellington Management                                614,053           388,922      339,459
----------------------------------------------------------------------------------------------------------------------
Small Cap Value           Franklin Portfolio Associates                      1,289,120           957,263      134,324
                         ---------------------------------------------------------------------------------------------
                          BHMS                                               1,008,072           823,441      126,801
                         ---------------------------------------------------------------------------------------------
                          Donald Smith                                       1,242,221           992,659      130,862
                         ---------------------------------------------------------------------------------------------
                          MetWest                                           225,545(e)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Third Avenue Management LLC
                          (from inception to March 2004)                      N/A                    N/A    1,087,918
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Royce & Associates, LLC
                          (from inception to April 24, 2006)              1,395,487(f)         2,287,184    3,103,451
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Goldman Sachs Asset
                          Management, L.P. (from Aug. 2002 to April 24,
                          2006)                                           1,312,424(f)         1,599,715      883,316
----------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                       1,369,949         1,389,323    1,251,762
----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information -- Jan. 29, 2007                    Page 106


----------------------------------------------------------------------------------------------------------------------
                                                                                      SUBADVISORY FEES PAID
          FUND                              SUBADVISER                    --------------------------------------------
                                                                              2006               2005         2004
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
Emerging Markets          Threadneedle                                       2,170,719         1,556,386   361,626(g)
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: American Express Asset                N/A               N/A   942,983(h)
                          Management International Inc. (AEAMI)
                          (from inception until July 8, 2004)
----------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle                                         356,308           432,362      131,177
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                 N/A               N/A   316,031(h)
                          (from inception until July 8, 2004)
----------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle                                       2,358,731         1,621,159      449,149
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                 N/A               N/A   484,676(h)
                          (from inception until July 8, 2004)
----------------------------------------------------------------------------------------------------------------------
International Aggressive  Columbia WAM                                       1,264,808           985,095      709,378
Growth                   ---------------------------------------------------------------------------------------------
                          Principal                                         632,882(i)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: American Century Global
                          Investment Management***
                          (from Jan. 2005 to April 24, 2006)                821,124(j)           959,879      542,561
----------------------------------------------------------------------------------------------------------------------
International Equity      Boston Company                                       463,380           412,238      288,191
                         ---------------------------------------------------------------------------------------------
                          Marsico                                              495,063           410,005    30,840(k)
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Putnam Investment
                          Management, LLC (from inception until
                          Sept. 30, 2004)                                          N/A               N/A   308,350(l)
----------------------------------------------------------------------------------------------------------------------
International Opportunity Threadneedle                                       1,948,352         1,720,351   434,968(g)
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                 N/A               N/A 1,000,707(h)
                          (from inception until July 8, 2004)
----------------------------------------------------------------------------------------------------------------------
International Select      AllianceBernstein                                  6,022,579         4,126,134    2,869,277
Value
----------------------------------------------------------------------------------------------------------------------
International Small Cap   AIGGIC                                            201,650(i)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Batterymarch                                      205,659(i)               N/A          N/A
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Templeton Investment
                          Counsel, LLC (Franklin Templeton)
                          (from Oct. 3, 2002 to April 24, 2006)             226,154(j)           317,358      200,710
                         ---------------------------------------------------------------------------------------------
                          Former subadviser: Wellington Management          243,185(j)           331,593      215,256
                          Company, LLP together with its affiliate
                          Wellington Management International Ltd
                          (from Oct. 3, 2002 to April 24, 2006)
----------------------------------------------------------------------------------------------------------------------

  * Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.

 **  Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource
     Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

***  American Century Global Investment Management manages the portion of the
     Fund's portfolio previously managed by American Century since Sept. 2001.
     The change of subadviser is the result of corporate restructuring of American Century and did not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the fees paid by the Fund.

 (a) For fiscal period from Sept. 23, 2005 to March 31, 2006.
 (b) For fiscal period from April 1, 2005 to Sept. 23, 2005.
 (c) For fiscal period from April 26, 2005 to May 31, 2005.
 (d) For fiscal period from June 1, 2004 to April 26, 2005.
 (e) For fiscal period from April 24, 2006 to May 31, 2006.
 (f) For fiscal period from June 1, 2005 to April 24, 2006.
 (g) For fiscal period from July 9, 2004 to Oct. 31, 2004.
 (h) For fiscal period from Nov. 1, 2003 to July 8, 2004.
 (i) For fiscal period from April 24, 2006 to Oct. 31, 2006.
 (j) For fiscal period from Nov. 1, 2005 to April 24, 2006.
 (k) For fiscal period from Oct. 1, 2004 to Oct. 31, 2004.
 (l) For fiscal period from Nov. 1, 2003 to Sept. 30, 2004.


Statement of Additional Information -- Jan. 29, 2007                    Page 107

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                    TABLE 20. PORTFOLIO MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene(b)                                                            $10,001 -
Builder                                                                                        $50,000
Aggressive       -----------------------                                                       ------------
                 David M. Joy             5 RICs                 $1.95 billion                     None         (1)         (29)
                 -----------------------                                                       ------------
                 Michelle M. Keeley(c)                                                             None
                 -----------------------                                                       ------------
                 William F. Truscott(c)                                                            None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene                                                               $10,001 -
Builder                                                                                        $50,000
Conservative     -----------------------                                                       ------------
                 David M. Joy             5 RICs                 $2.2 billion                      None         (1)         (29)
                 -----------------------                                                       ------------
                 Michelle M. Keeley                                                                None
                 -----------------------                                                       ------------
                 William F. Truscott                                                               None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene                                                               $10,001 -
Builder                                                                                        $50,000
Moderate         -----------------------                                                       ------------
                 David M. Joy             5 RICs                 $1.73 billion                     None         (1)         (29)
                 -----------------------                                                       ------------
                 Michelle M. Keeley                                                            $100,001 -
                                                                                               $500,000
                 -----------------------                                                       ------------
                 William F. Truscott                                                               None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene                                                               $10,001 -
Builder                                                                                        $50,000
Moderate         -----------------------                                                       ------------
Aggressive       David M. Joy             5 RICs                 $1.59 billion                 $100,001 -       (1)         (29)
                                                                                               $500,000
                 -----------------------                                                       ------------
                 Michelle M. Keeley                                                                None
                 -----------------------                                                       ------------
                 William F. Truscott                                                           $100,001 -
                                                                                               $500,000
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene                                                               $10,001 -
Builder                                                                                        $50,000
Moderate         -----------------------                                                       ------------
Conservative     David M. Joy             5 RICs                 $2.08 billion                     None         (1)         (29)
                 -----------------------                                                       ------------
                 Michelle M. Keeley                                                                None
                 -----------------------                                                       ------------
                 William F. Truscott                                                               None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Kent M. Bergene                                                               $10,001 -
Builder Total                                                                                  $50,000
Equity           -----------------------                                                       ------------
                 David M. Joy             5 RICs                 $2.0 billion                      None         (1)         (29)
                 -----------------------                                                       ------------
                 Michelle M. Keeley                                                                None
                 -----------------------                                                       ------------
                 William F. Truscott                                                               None
------------------------------------------------------------------------------------------------------------------------------------
Small            David Factor             2 RICs                 $0.7 billion                      None         (2)         (30)
Company                                   2 PIVs                 $2.5 billion
Index
------------------------------------------------------------------------------------------------------------------------------------
S&P 500          David Factor             2 RICs                 $1.6 billion                      None         (2)         (30)
Index                                     2 PIVs                 $2.5 billion
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 108

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value     Warren Spitz                                                                  $50,001 -
                                                                                               $100,000
                 -----------------------  5 RICs                 $11.63 billion                ------------
                 Steve Schroll            1 PIV                  $153.6 million                $50,001 -
                                          1 other account        $12.4 million                 $100,000
                 -----------------------                                                       ------------     (2)         (30)
                 Laton Spahr                                                                   $50,001 -
                                                                                               $100,000
                 ------------------------------------------------------------------------------------------
                 Paul Stocking(d)         7 RICs                 $13.21 billion   5 RICs       $100,001 -
                                          1 PIV                  $137.49 million  ($13.02 B)   $500,000
                                          2 other accounts(f)    $112.63 million
------------------------------------------------------------------------------------------------------------------------------------
Precious         Clay Hoes                1 PIV                  $91.8 million                 $1 - $10,000  (2), (3)       (30)
Metals and
Mining
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        UBS: Paul A. Graham      5 RICs                 $1.03 billion
Growth                                    2 PIVs                 $314.0 million
                                          4 other accounts       $266.0 million
                 ---------------------------------------------------------------  1 other          None         (4)         (31)
                 UBS: David N. Wabnik     5 RICs                 $1.03 billion    account
                                          2 PIVs                 $314.0 million   ($62 M)
                                          21 other accounts      $266.0 million
                 -------------------------------------------------------------------------------------------------------------------
                 Turner: William C.       20 RICs                $4.5 billion     1 RIC
                 McVail                   16 PIVs                $251 million     ($41 M);
                                          68 other accounts      $4.2 billion     2 other          None
                                                                                  accounts
                                                                                  ($20 M)
                 ------------------------------------------------------------------------------------------
                 Turner:                  22 RICs                $4.7 billion     4 RICs
                 Christopher K. McHugh    28 PIVs                $562 million     ($905 M);
                                          76 other accounts      $5.1 billion     2 other          None
                                                                                  accounts
                                                                                  ($20 M)
                 ------------------------------------------------------------------------------------------     (5)         (32)
                 Turner:                  6 RICs                 $1.2 billion     1 RIC
                 Frank L. Sustersic       6 PIVs                 $10 million      ($71 M);
                                          46 other accounts      $2.4 billion     2 other          None
                                                                                  accounts
                                                                                  ($20 M)
                 ------------------------------------------------------------------------------------------
                 Turner:                  5 RICs                 $535 million     1 RIC
                 Jason D. Schrotberger    10 PIVs                $176 million     ($29 M);
                                          36 other accounts      $1.9 billion     2 other          None
                                                                                  accounts
                                                                                  ($20 M)
                 ------------------------------------------------------------------------------------------
                 Essex: Nancy B. Prial    1 RIC                  $10.0 million
                                          2 PIVs                 $72.2 million                     None         (6)         (33)
                                          16 other accounts      $29.3 million
                 -------------------------------------------------------------------------------------------------------------------
                 MDTA: David Goldsmith
                 -----------------------
                 MDTA:
                 Frederick L. Konopka
                 -----------------------
                 MDTA: Sarah A. Stahl
                 -----------------------
                 MDTA:                    8 RICs                 $194.52 million  1 other
                 Stephen R. Griscom       6 PIVs                 $15.51 million   account          None         (7)         (34)
                 -----------------------  20,989 other           $6.161 billion   ($8.584 M)
                 MDTA: Daniel J. Mahr     accounts
                 -----------------------
                 MDTA:
                 Douglas K. Thunen
                 -----------------------
                 MDTA:
                 Brian M. Greenberg
                 -----------------------
                 MDTA: David N. Esch
------------------------------------------------------------------------------------------------------------------------------------

Small Cap        Kenwood:                 1 RIC                  $198.92 million  1 other      $100,001 -
Advantage        Jake Hurwitz             1 PIV                  $66.94 million   account      $500,000
                 -----------------------  22 other accounts      $763.83 million  ($71.65 M)   ------------     (8)         (35)
                 Kenwood:                                                                      $500,001 -
                 Kent Kelley                                                                   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 109

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2010(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2015(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2020(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2025(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2030(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2035(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2040(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement       Dimitris Bertsimas       8 RICs                 $3.2 billion
Plus 2045(e)                              7 PIVs                 $0.246 billion
                                          10 other accounts(f)   $0.223 billion                  None(g)        (9)         (30)
                 ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  4 RICs                 $0.109 billion
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Jan. 29, 2007                   Page 110

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive       Turner:                  22 RICs                $4.2 billion     4 RICs
Growth           Christopher K. McHugh    28 PIVs                $542.0 million   ($851 M);
                                          76 other accounts      $4.7 billion     2 other
                                                                                  accounts
                                                                                  ($19 M)
                 ----------------------------------------------------------------------------
                 Turner: Tara Hedlund(h)  9 RICs                 $2.5 billion     1 RIC            None         (5)         (32)
                                          22 PIVs                $397 million     ($24.0 M)
                                          22 other accounts      $1.1 billion
                 ----------------------------------------------------------------------------
                 Turner:                  13 RICs                $2.9 billion     1 RIC
                 Jason Schrotberger(h)    26 PIVs                $480 million     ($24.0 M);
                                          59 other accounts      $3.0 billion     2 other
                                                                                  accounts
                                                                                  ($19.0 M)
                 -------------------------------------------------------------------------------------------------------------------
                 American Century:
                 Glenn A. Fogle
                 -----------------------  8 RICs                 $6.85 billion
                 American Century:        1 other account        $119.9 million                    None        (10)         (36)
                 David M. Holland
------------------------------------------------------------------------------------------------------------------------------------
Fundamental      Goldman:
Growth           Steven M. Barry
                 -----------------------  29 RICs                $9.72 billion    4 other
                                                                                  accounts
                 Goldman: David G. Shell  450 other accounts     $17.42 billion   ($2.07 B)        None        (11)         (37)
                 -----------------------
                 Goldman:
                 Gregory H. Ekizian
------------------------------------------------------------------------------------------------------------------------------------
                 Wellington Management:   7 RICs                 $2.62 billion
                 John A. Boselli          9 PIVs                 $1.44 billion
                                          42 other accounts      $6.62 billion    1 other
                 ---------------------------------------------------------------  account          None        (12)         (38)
                 Wellington Management:   7 RICs                 $2.7 billion     ($311.6 M)
                 Andrew J. Schilling      9 PIVs                 $1.6 billion
                                          57 other accounts      $7.92 billion
------------------------------------------------------------------------------------------------------------------------------------

Fundamental      Davis:                   26 RICs                $64.80 billion
Value            Christopher C. Davis     11 PIVs                $1.40 billion
                 -----------------------  41,000 other           $12.30 billion                  None(j)       (13)         (39)
                 Davis:                   accounts(i)
                 Kenneth C. Feinberg

------------------------------------------------------------------------------------------------------------------------------------
High Yield       Scott Schroepfer         1 RIC                  $1.15 billion                 $100,001-
Bond                                                                                           $500,000
                 ---------------------------------------------------------------               ------------     (2)         (30)
                 Jennifer Ponce de Leon   5 RICs                 $6.61 billion                     None
                                          2 PIVs                 $25.98 million
                                          11 other accounts      $2.05 billion
------------------------------------------------------------------------------------------------------------------------------------
Income           Dimitris Bertsimas       17 RICs                $3.26 billion
Builder Basic                             7 PIVs                 $240.49 million
Income                                    10 other accounts      $212.46 billion                   None
                 ---------------------------------------------------------------                                (9)         (30)
                 Colin Lundgren
                 -----------------------  11 RICs                $314.22 million               ------------
                 Erol Sonderegger                                                              $10,001-
                                                                                               $50,000
------------------------------------------------------------------------------------------------------------------------------------
Income           Dimitris Bertsimas       17 RICs                $3.23 billion
Builder                                   7 PIVs                 $240.49 million
Enhanced                                  10 other accounts      $212.46 million                   None         (9)         (30)
Income           ---------------------------------------------------------------
                 Colin Lundgren
                 -----------------------  11 RICs                $277.63 million
                 Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 111

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Income           Dimitris Bertsimas       17 RICS                $3.22 billion
Builder                                   7 PIVs                 $240.49 million                   None
Moderate                                  10 other accounts      $212.46 million
Income           ---------------------------------------------------------------               ------------     (9)         (30)
                 Colin Lundgren                                                                $100,001-
                                                                                               $500,000
                 -----------------------  11 RICs                $270.03 million               ------------
                 Erol Sonderegger                                                              $10,001-
                                                                                               $50,000
------------------------------------------------------------------------------------------------------------------------------------
Select Value     Systematic:
                 Ron Mushock(k)           5 RICs                 $780.0 million   1 other
                 -----------------------  5 PIVs                 $437.0 million   account          None        (27)         (53)
                 Systematic:              95 other accounts      $5.12 billion    ($191.0 M)
                 Kevin McCreesh(k)
                 -------------------------------------------------------------------------------------------------------------------
                 WEDGE:
                 R. Michael James(l)
                 -----------------------
                 WEDGE:                   1 RIC                  $0.07 billion                     None        (28)         (54)
                 Peter F. Bridge(l)       181 other accounts     $2.60 billion
                 -----------------------
                 WEDGE:
                 Paul M. VeZolles(l)
------------------------------------------------------------------------------------------------------------------------------------
Short            Scott Kirby              10 RICS                $8.54 billion    1 other      $10,001-
Duration                                  7 PIVs                 $2.14 billion    account      $50,000
U.S.                                      51 other accounts      $22.26 billion   ($32.99 M)
Government       ------------------------------------------------------------------------------------------     (2)         (30)
                 Jamie Jackson            12 RICs                $10.46 billion                $10,001-
                                          8 PIVs                 $3.15 billion                 $50,000
                                          35 other accounts      $7.19 billion
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        American Century:        15 RICs                $10.57 billion
Equity           Thomas P. Vaiana         3 other accounts       $316.3 million
                 ---------------------------------------------------------------
                 American Century:        14 RICs                $7.52 billion
                 William Martin           3 other accounts       $316.3 million
                 ---------------------------------------------------------------                   None        (10)         (36)
                 American Century:        6 RICs                 $2.44 billion
                 Wihelmine von Turk       2 other accounts       $306.2 million
                 ---------------------------------------------------------------
                 American Century:        7 RICs                 $2.45 billion
                 Brian Ertley             2 other accounts       $306.2 million
                 -------------------------------------------------------------------------------------------------------------------
                 Lord, Abbett:            3 RICs                 $1.78 billion                     None        (14)         (40)
                 Michael T. Smith         14 other accounts      $833.3 million
                 -------------------------------------------------------------------------------------------------------------------
                 Wellington Management:   3 RICs                 $1.64 billion
                 Kenneth L. Abrams        3 PIVs                 $994.3 million   1 RIC        $500,001-
                                          21 other accounts      $1.87 billion    ($1.41 B);   $1,000,000
                 ---------------------------------------------------------------  1 other      ------------    (12)         (38)
                 Wellington Management:   3 RICs                 $1.64 billion    account
                 Daniel J. Fitzpatrick    3 PIVs                 $994.3 million   ($311.1 M)       None
                                          13 other accounts      $1.85 billion
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 112

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        Donald Smith:            2 RICs                 $1,136.0 million
Value            Donald G. Smith          1 PIV                  $199.0 million                    None        (15)         (41)
                 -----------------------  30 other accounts      $2,055.0 million
                 Donald Smith:
                 Richard L. Greenberg
                 -------------------------------------------------------------------------------------------------------------------
                 Franklin Portfolio
                 Associates:
                 John S. Cone
                 -----------------------
                 Franklin Portfolio
                 Associates:
                 Michael F. Dunn
                 -----------------------
                 Franklin Portfolio                                               2 RICs
                 Associates:              16 RICs                $14.5 billion    ($9.1 B);
                 Oliver E. Buckley        5 PIVs                 $199.0 million   17 other         None        (16)         (42)
                 -----------------------  92 other accounts      $4.75 billion    accounts
                 Franklin Portfolio                                               ($4.75 B)
                 Associates:
                 Kristin J. Crawford
                 -----------------------
                 Franklin Portfolio
                 Associates:
                 Langton Garvin
                 -----------------------
                 Franklin Portfolio
                 Associates:
                 Patrick Slattery
                 -------------------------------------------------------------------------------------------------------------------
                 BHMS: James S. McClure   2 RICs                 $430.40 million
                 -----------------------  16 other accounts      $731.60 million                   None        (17)         (43)
                 BHMS: John P. Harloe
                 -------------------------------------------------------------------------------------------------------------------
                 MetWest: Gary W.
                 Lisenbee
                 -----------------------
                 MetWest: Howard Gleicher 3 RICs                 $568.9 million
                 -----------------------  4 PIVs                 $57.20 million                    None        (18)         (44)
                 MetWest: Jeffrey Peck    7 other accounts       $65.90 million
                 -----------------------
                 MetWest: Jay Cunningham
------------------------------------------------------------------------------------------------------------------------------------
U.S.             Scott Kirby              10 RICs                $9.38 billion    1 other      $10,001-
Government                                7 PIVs                 $2.14 billion    account      $50,000          (2)         (30)
Mortgage                                  51 other accounts      $22.26 billion   ($32.99 M)
------------------------------------------------------------------------------------------------------------------------------------

Value            Lord, Abbett:            12 RICs                $25.69 billion   1 other
                 Eli M. Salzmann          10 PIVs                $822.8 million   account
                 -----------------------  45,651 other           $17.778 billion  ($221.4 M)     None          (14)         (40)
                 Lord, Abbett:            accounts
                 Sholom Dinsky

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend         Warren Spitz                                                                  Over
Opportunity                                                                                    $1,000,000
                 -----------------------                                                       ------------
                 Steve Schroll            5 RICs                 $12.24 billion                $100,001-
                                          1 PIV                  $149.85 million               $500,000
                 -----------------------  4 other accounts       $275.76 million               ------------     (2)         (30)
                 Laton Spahr                                                                   $50,001-
                                                                                               $100,000
                 ------------------------------------------------------------------------------------------
                 Paul Stocking(d)         7 RICs                 $13.0 billion    5 RICs       $50,001-
                                          1 PIV                  $137.49 million  ($12.8 B)    $100,000
                                          2 other accounts(f)    $112.63 million
------------------------------------------------------------------------------------------------------------------------------------
Real Estate      Julene Melquist          None                                                 $10,001-       (2), (3)      (30)
                                                                                               $50,000
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Core Bond        Tom Murphy               7 RICs                 $9.86 billion                 $10,001-
                                          3 PIVs                 $1.15 billion                 $50,000
                                          24 other accounts      $15.07 billion
                 ---------------------------------------------------------------               ------------
                 Jamie Jackson            14 RICs                $16.99 billion                $10,001-
                                          6 PIVs                 $3.48 billion                 $50,000          (2)         (30)
                                          35 other accounts      $7.61billion
                 ------------------------------------------------------------------------------------------
                 Scott Kirby              10 RICs                $11.58 billion   1 other      $10,001-
                                          6 PIVs                 $2.08 billion    account      $50,000
                                          51 other accounts      $21.72 billion   ($33.29 M)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 113

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas       17 RICS                $1.79 million                 $100,001-
Equity                                    1 PIV                  $113.40 million               $500,000
                                          10 other accounts      $209.66 million
                 ---------------------------------------------------------------               ------------     (2)         (30)
                 Gina Mourtzinou          3 RICs                 $1.33 billion                 $50,001-
                                          5 other accounts       $178.76 million               $100,000
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas       17 RICs                $3.71 billion
Small and                                 1 PIV                  $113.40 million
Mid Cap                                   10 other accounts      $209.66 million
Equity           ---------------------------------------------------------------                   None         (2)         (30)
                 Gina Mourtzinou          3 RICs                 $3.24 billion
                                          5 other accounts       $178.76 million
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas       17 RICs                $3.70 billion                 $100,001-
Small Cap                                 1 PIV                  $113.40 million               $500,000
Value                                     10 other accounts      $209.66 million
                 ---------------------------------------------------------------               ------------     (2)         (30)
                 Gina Mourtzinou          3 RICs                 $3.24 billion                 $10,001-
                                          5 other accounts       $178.76 million               $50,000
                 ---------------------------------------------------------------               ------------
                 Steve Kokkotos(n)        None                                                     None
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate    Lynn Hopton              13 other accounts      $6.08 billion                     None
                 ---------------------------------------------------------------               ------------
                 Yvonne Stevens           14 other accounts      $6.28 billion                 $10,001-         (2)         (30)
                 ---------------------------------------------------------------               $50,000
                 Erol Sonderegger
                 -----------------------  11 RICs                $303.58 million               ------------
                 Colin Lundgren                                                                    None
------------------------------------------------------------------------------------------------------------------------------------
Growth           Nick Thakore             4 RICs                 $12.62 billion
                                          2 PIVs                 $45.77 million                    None         (2)         (30)
                                          2 other accounts       $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Income           Brian Lavin              1 RIC                  $222.69 million               $50,001-
Opportunities                             1 PIV                  $18.66 million                $100,000
                 ---------------------------------------------------------------               ------------     (2)         (30)
                 Jennifer Ponce de Leon   5 RICs                 $8.48 billion                 $10,001-
                                          1 PIV                  $18.66 million                $50,000

                                          11 other accounts      $1.86 billion

------------------------------------------------------------------------------------------------------------------------------------
Inflation        Jamie Jackson            14 RICs                $16.94 billion                $10,001-
Protected                                 6 PIVs                 $3.48 billion                 $50,000          (2)         (30)
Securities                                35 other accounts      $7.61 billion
------------------------------------------------------------------------------------------------------------------------------------
Large Cap        Nick Thakore             4 RICs                 $8.14 billion
Equity                                    2 PIVs                 $45.77 million
                                          2 other accounts       $107.09 million
                 ---------------------------------------------------------------                   None         (2)         (30)
                 Bob Ewing                6 RICs                 $7.54 billion
                                          2 PIVs                 $45.77 million
                                          2 other accounts       $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Large Cap        Bob Ewing                6 RICs                 $15.28 billion
Value                                     2 PIVs                 $45.77 million                    None         (2)         (30)
                                          2 other accounts       $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Limited          Tom Murphy               7 RICs                 $9.93 billion                 $10,001-
Duration                                  3 PIVs                 $1.15 billion                 $50,000
Bond                                      24 other accounts      $15.07 million
                 ---------------------------------------------------------------               ------------
                 Jamie Jackson            14 RICs                $17.06 billion                $10,001-
                                          6 PIVs                 $3.48 billion                 $50,000          (2)         (30)
                                          35 other accounts      $7.61 billion
                 ------------------------------------------------------------------------------------------
                 Scott Kirby              10 RICs                $11.65 billion   1 other      $10,001-
                                          6 PIVs                 $2.08 billion    account      $50,000
                                          51 other accounts      $21.72 billion   ($33.29 M)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 114

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California                                8 RICs                 $4.78 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
-----------------                         --------------------------------------
Massachusetts                             8 RICs                 $4.90 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
-----------------                         --------------------------------------
Michigan                                  8 RICs                 $4.91 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
-----------------                         --------------------------------------                   None         (2)         (30)
Minnesota        Rick LaCoff              8 RICs                 $4.61 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
-----------------                         --------------------------------------
New-York                                  8 RICs                 $4.89 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
-----------------                         --------------------------------------
Ohio                                      8 RICs                 $4.91 billion
Tax-Exempt(m)                             15 other accounts      $8.17 billion
------------------------------------------------------------------------------------------------------------------------------------
Diversified      Tom Murphy               7 RICs                 $4.19 billon                  $100,001-        (2)         (30)
Bond                                      3 PIVs                 $1.16 billion                 $500,000
                                          23 other accounts      $14.96 billion
                 ---------------------------------------------------------------  3 RICs       ------------
                 Jamie Jackson            14 RICs                $11.54 billion   ($1.43 B)    $10,001-
                                          6 PIVs                 $3.5 billion                  $50,000
                                          34 other accounts(f)   $7.3 billion
                 ------------------------------------------------------------------------------------------
                 Scott Kirby              10 RICs                $5.88 billion    3 RICs       $10,001-
                                          6 PIVs                 $2.1 billion     ($1.43 B);   $50,000
                                          50 other accounts(f)   $21.72 billion   1 other
                                                                                  account
                                                                                  ($65.66 M)
                 ------------------------------------------------------------------------------------------
                 Jennifer Ponce de Leon   5 RICs                 $6.1 billion                  $10,001-
                                          1 PIV                  $18.87 million                $50,000
                                          11 other accounts      $1.87 billion
                 ------------------------------------------------------------------------------------------
                 Nicolas Pifer            6 RICs                 $4.05 billion    1 other
                                          6 PIVs                 $767.62 million  account      $1-$10,000
                                          14 other accounts      $4.28 billion    ($503.33 M)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced         Tom Murphy               7 RICs                 $6.78 billion                 $10,001-
                                          3 PIVs                 $1.15 billion                 $50,000
                                          20 other accounts      $13.4 billion
                 ---------------------------------------------------------------  1 RIC        ------------
                 Jamie Jackson            15 RICs                $17.46 billion   ($319.04 M)  $10,001-
                                          6 PIVs                 $3.32 billion                 $50,000
                                          34 other accounts(f)   $7.65 billion
                 ------------------------------------------------------------------------------------------     (2)         (30)
                 Scott Kirby              10 RICs                $8.44 billion    2 RICs
                                          6 PIVs                 $2.11 billion    ($1.04 M);
                                          51 other accounts(f)   $21.91 billion   1 other          None
                                                                                  account
                                                                                  ($65.92 M)
                 ------------------------------------------------------------------------------------------
                 Bob Ewing                6 RICs                 $13.31 million   5 RICs
                                          2 PIVs                 $37.33 million   ($12.88 B)       None
                                          2 other accounts(f)    $104.45 million
------------------------------------------------------------------------------------------------------------------------------------
Diversified      Warren Spitz             7 RICs                 $7.9 billion     5 RICs       $100,001-
Equity                                    1 PIV                  $127.64 million  ($7.7 B)     $500,000
Income           -----------------------  2 other accounts(f)    $118.92 million               ------------
                 Laton Spahr                                                                   $50,001-
                                                                                               $100,000
                 -----------------------                                                       ------------     (2)         (30)
                 Steve Schroll                                                                 $50,001-
                                                                                               $100,000
                 -----------------------                                                       ------------
                 Paul Stocking                                                                 $100,001-
                                                                                               $500,000
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 115

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap          Warren Spitz                                                                  $10,001-
Value                                                                                          $50,000
                 -----------------------                                                       ------------
                 Laton Spahr                                                                   $10,001-
                                          7 RICs                 $13.02 billion   5 RICs       $50,000
                 -----------------------  1 PIV                  $127.64 million  ($12.83 B)   ------------     (2)         (30)
                 Steve Schroll            2 other accounts(f)    $118.92 million               $50,001-
                                                                                               $100,000
                 -----------------------                                                       ------------
                 Paul Stocking                                                                 $100,001-
                                                                                               $500,000
------------------------------------------------------------------------------------------------------------------------------------
Strategic        Tom Murphy               7 RICs                 $6.87 billion                 $10,001-
Allocation                                3 PIVs                 $1.15 billion                 $50,000
                                          20 other accounts      $13.41 billion
                 ---------------------------------------------------------------  2 RICs       ------------
                 Jamie Jackson            15 RICs                $17.55 billion   ($1.14 B)    $10,001-
                                          6 PIVs                 $3.32 billion                 $50,000
                                          34 other accounts(f)   $7.65 billion
                 ------------------------------------------------------------------------------------------
                 Scott Kirby              10 RICs                $8.53 billion    2 RICs       $10,001-
                                          6 PIVs                 $2.11 billion    ($1.14 B);   $50,000
                                          51 other accounts(f)   $21.91 billion   1 other
                                                                                  account                       (2)         (30)
                                                                                  ($65.92 M)
                 ------------------------------------------------------------------------------------------
                 Dimitris Bertsimas       15 RICs                $2.79 billion    4 RICs       Over
                                          1 PIV                  $118.9 million   ($2.24 B)    $1,000,000
                                          11 other accounts(f)   $229.1 million
                 ------------------------------------------------------------------------------------------
                 Gina Mourtnizou          3 RICs                 $2.17 billion    3 RICs       $100,001-
                                          5 other accounts       $188.6 million   ($2.17 B)    $500,000
                 ------------------------------------------------------------------------------------------
                 Alex Sauer-Budge(n)      1 RIC                  $80.51 million   2 RICs
                                                                                  ($1.3 B)         None
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute         Nicholas Pifer           6 RICs                 $6.99 billion
Return                                    6 PIVs                 $738.12 million
Currency                                  13 other accounts      $3.77 billion                     None         (2)         (30)
and Income
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas       15 RICs                $3.79 billion    4 RICs
International                             1 PIV                  $118.90 million  ($3.24 B)
Equity                                    11 other accounts      $229.10 million                   None         (2)         (30)
                 ----------------------------------------------------------------------------
                 Alex Sauer-Budge(n)      1 RIC                  $1.22 billion    2 RICs
                                                                                  ($1.3 B)
------------------------------------------------------------------------------------------------------------------------------------

Emerging         Threadneedle:            1 RIC                  $0.47 billion
Markets          Julian A.S. Thompson     1 PIV                  $0.03 billion
                                          3 other accounts       $0.34 billion
                 ---------------------------------------------------------------                 None(o)       (19)         (45)
                 Threadneedle:            1 RIC                  $0.47 billion

                 Jules Mort               1 PIV                  $1.56 billion
                                          1 other account        $0.84 billion
------------------------------------------------------------------------------------------------------------------------------------
Emerging         Nicholas Pifer           6 RICs                 $7.01 billion                 $10,001-
Markets                                   6 PIVs                 $738.12 million               $50,000          (2)         (30)
Bond                                      13 other accounts      $3.77 billion
------------------------------------------------------------------------------------------------------------------------------------

European         Threadneedle:            None                                                   None(o)       (19)         (45)
Equity           Rob Jones

------------------------------------------------------------------------------------------------------------------------------------
Global Bond      Nicholas Pifer           6 RICs                 $6.55 billion                 $50,001-
                                          6 PIVs                 $738.12 million               $100,00          (2)         (30)
                                          13 other accounts      $3.77 billion
------------------------------------------------------------------------------------------------------------------------------------

Global Equity    Threadneedle:            2 RICs                 $1.93 billion

                 Dominic Rossi            1 other account        $0.10 billion
                 ---------------------------------------------------------------                 None(o)       (19)         (45)

                 Threadneedle:            2 PIVs                 $0.17 billion

                 Stephen Thornber
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 116

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Global           Nina Hughes              1 PIV                  $14.71 million                    None       (2),(3)       (30)
Technology
------------------------------------------------------------------------------------------------------------------------------------
International    Columbia WAM:            1 RIC                  $4.0 billion
Aggressive       P. Zachary Egan
Growth           ---------------------------------------------------------------                   None        (20)         (46)
                 Columbia WAM:            2 RICs                 $5.3 billion
                 Louis J. Mendes
                 -------------------------------------------------------------------------------------------------------------------
                 Principal:               1 RIC                  $1.27 billion
                 John Pihlblad            1 other account        $5.31 million
                 -----------------------                                                           None        (21)         (47)
                 Principal:
                 Steven Larson
------------------------------------------------------------------------------------------------------------------------------------
International    Boston Company:          11 RICs                $4.86 billion    1 other
Equity           D. Kirk Henry            8 PIVs                 $4.96 billion    account          None        (22)         (48)
                                          55 other accounts      $16.76 billion   ($323.0 M)
------------------------------------------------------------------------------------------------------------------------------------
                 Boston Company:
                 Clifford A. Smith
                 -------------------------------------------------------------------------------------------------------------------
                 Marisco:                 14 RICs                $8.17 billion                     None        (23)         (49)
                 James G. Gendelman       8 other accounts       $535.08 million
------------------------------------------------------------------------------------------------------------------------------------

International    Threadneedle:            1 RIC                  $1.27 billion
Opportunity      Alex Lyle                25 PIVs                $1.74 billion
                 ---------------------------------------------------------------                 None(o)       (19)         (45)
                 Threadneedle:            2 RICs                 $2.01 billion

                 Dominic Rossi            1 other account        $0.10 billion
------------------------------------------------------------------------------------------------------------------------------------

International    AllianceBernstein:
Select Value     Kevin F. Simms
                 -----------------------
                 AllianceBernstein:                                               2 RICs
                 Henry S. D'Auria                                                 ($3.77 B);
                 -----------------------  78 RICs                $32.93 billion   1 PIV
                 AllianceBernstein:       134 PIVs               $24.49 billion   ($813.0 M);      None        (24)         (50)
                 Sharon E. Fay            751 other accounts     $125.03 billion  106 other
                 -----------------------                                          accounts
                 AllianceBernstein:                                               ($20.71 B)
                 Marilyn G. Fedak
                 -----------------------
                 AllianceBernstein:

                 John P. Mahedy
------------------------------------------------------------------------------------------------------------------------------------
International    AIGGIC:                  4 RICs                 $60.6 million    1 other
Small Cap        Hans K. Danielsson       5 PIVs                 $906.08 million  account
                                          6 other accounts       $1.68 billion    ($100.01 M)
                 ----------------------------------------------------------------------------
                 AIGGIC:                  3 PIVs                 $432.26 million
                 Chantal Brennan
                 ---------------------------------------------------------------                   None        (25)         (51)
                 AIGGIC: Ming Hsu         3 PIVs                 $66.75 million
                                          5 other accounts       $270.73 million
                 ----------------------------------------------------------------------------
                 AIGGIC: Noriko Umino     2 PIVs                 $309.58 million  1 other
                                          1 other account        $270.36 million  account
                                                                                  ($270.36 M)
                 -------------------------------------------------------------------------------------------------------------------
                 Batterymarch:
                 Charles F. Lovejoy       12 RICs                $2.43 billion    2 other
                 -----------------------  10 PIVs                $971.76 million  accounts         None        (26)         (52)
                 Batterymarch:            20 other accounts      $3.38 billion    ($53.8 B)
                 Christopher W. Floyd
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 117

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)
                                          ---------------------------------------------------                POTENTIAL
     FUND           PORTFOLIO MANAGER                              APPROXIMATE    PERFORMANCE   OWNERSHIP    CONFLICTS   STRUCTURE
                                             NUMBER AND TYPE        TOTAL NET        BASED       OF FUND        OF           OF
                                               OF ACCOUNT*           ASSETS       ACCOUNTS(a)     SHARES     INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------

Intermediate     Rick LaCoff              8 RICs                 $4.77 billion    1 other
Tax-Exempt                                16 other accounts      $8.17 billion    account          None         (2)         (30)
                                                                                  ($18.14
                                                                                  million)
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap          John K. Schonberg        1 RIC                  $683.4 million   1 RIC
Growth                                    2 PIVs                 $102.8 million   ($683.4          None         (2)         (30)
                                          7 other accounts       $38.8 million    million)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       Rick LaCoff              8 RICs                 $4.03 billion    1 other
Bond                                      16 other accounts      $8.17 billion    account          None         (2)         (30)
                                                                                  ($18.14
                                                                                  million)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       Rick LaCoff              8 RICs                 $1.68 billion    1 other
High Income                               16 other accounts      $8.17 billion    account          None         (2)         (30)
                                                                                  ($18.14
                                                                                  million)

------------------------------------------------------------------------------------------------------------------------------------

*     RIC refers to a Registered Investment Company; PIV refers to a Pooled
      Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c)   Ms. Keeley, who serves as Senior Vice President, Fixed Income for
      RiverSource Investments, and Mr. Truscott, who serves as Chief
      Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d)   Mr. Stocking began managing the fund after its last fiscal period end;
      therefore reporting information is as of Aug. 31, 2006.

(e) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of March 31, 2006.

(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(g) The fund is new and shares were not yet being offered as of the fiscal period end.

(h) Ms. Hedlund and Mr. Schrotberger began managing the fund as of Oct. 1, 2006; therefore reporting information is as of Oct. 31, 2006.

(i)   Primarily managed money/wrap accounts.

(j)   Neither Christopher Davis nor Kenneth Feinberg own any shares of
      Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(k) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of June 30, 2006.

(l) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of July 31, 2006.

(m)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.

(n)   The portfolio manager began managing the fund as of Nov. 10, 2006;
      therefore reporting information is as of Nov. 30, 2006.

(o) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.




Statement of Additional Information - Jan. 29, 2007                   Page 118

POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

      o Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.


(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


Statement of Additional Information - Jan. 29, 2007                   Page 119

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.


(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

      If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

      The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) To ensure that Essex addresses compliance and control issues, an open dialogue exists between the portfolio managers, the trading desk, and our account services groups. This allows Essex to monitor compliance among these parties to accommodate both our clients' and the firm's investment guidelines. In order to prevent and detect violations, we have the following checks and balances built into our compliance process:

      o     The client service group and the Compliance Officer -- Christopher
            P. McConnell, Co-Chief Executive Officer and Chief Financial Officer -- interpret each compliance restriction.

      o     Portfolio Managers review each trade for appropriateness.

      o Our trading systems are state of the art and have been developed to prevent an inappropriate security or position from being purchased in a portfolio once the system is coded.

      o Our administrative group reviews each trade on a daily basis for reconciliation purposes.

      o Each member of our firm has signed our Code of Ethics policy which outlines authorized trading activity and procedures.


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(7)   MDTA offers several wealth management models in which their private clients (separately managed accounts) participate. Those offerings which follow the MDT Small Cap Growth strategy include portfolios of investments substantially identical to the portfolio managed for the RiverSource Small Cap Growth Fund ("RSCGF"), which could create certain conflicts of interest. In all cases, MDTA believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

      o RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

      o RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.


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

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

      Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

      American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

      Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(11) Goldman Sachs Asset Management, L.P. ("GSAM") portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.


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

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the funds ("portfolio managers") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The portfolio managers make investment decisions for the funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the funds, both of which have the potential to adversely impact the funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

      o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.


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

      o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

      o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

      o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.

(15) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


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(16)  Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(17) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(18) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

      Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

      MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

      The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

      Each portfolio manager/client service representative is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio manager/client service representatives review trade reports for all accounts on a daily basis.


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(19)  Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

      Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(20) Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts that Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM and the Trustees of the Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      o The most attractive investments could be allocated to higher-fee accounts.

      o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.


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

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

      Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The Funds' portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.


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(21)  Principal Global Investors provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.


(22)  INTRODUCTION

      A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

      These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

      This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

      NEW INVESTMENT OPPORTUNITIES

      Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      o The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.


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      COMPENSATION

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      o The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

      INVESTMENT OBJECTIVES

      Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      o To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

      TRADING

      Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      o When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

      PERSONAL INTEREST

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.


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      OUTSIDE DIRECTORSHIP

      Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      o In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

      PROXY VOTING

      Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      o Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

      PERSONAL TRADING

      Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      o Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

      o Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

      SOFT DOLLARS

      Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      o It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.


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      CONSULTANT BUSINESS

      Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      o     The Boston Company does not pay referral fees to consultants.

      GIFTS

      Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

      The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      o The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.

(23) Portfolio managers at Marsico Capital Management, LLC (MCM) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

      Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

      As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.


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(24)  As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading

      AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients

      AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

      Allocating Investment Opportunities

      AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


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      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(25) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

(26) Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

      Allocation of Limited Investment Opportunities

      If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

      Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

      Allocation of Partially-Filled Transactions in Securities

      Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.


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      Opposite (i.e., Contradictory) Transactions in Securities

      Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

      In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

      Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

      Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

      Selection of Brokers/Dealers

      In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

      Personal Securities Transactions

      Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.


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      Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

      To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

      Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

      Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

(27) Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are designed to prevent such conflicts of interest.

(28) During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.


Statement of Additional Information - Jan. 29, 2007                   Page 135

STRUCTURE OF COMPENSATION

(29) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(30) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three year) pre-tax performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) pre-tax performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to institutional portfolios managed by Lynn Hopton and Yvonne Stevens, funding for the bonus pool is a percentage of operating profit earned on the institutional portfolios managed by them and institutional portfolio profitability. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.

      Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

      * The portfolio managers that currently support funds as research analysts are: Clay Hoes, Julene Melquist and Nina Hughes.


Statement of Additional Information - Jan. 29, 2007                   Page 136

(31) The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

      UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

      o Competitive salary, benchmarked to maintain competitive compensation opportunities.

      o Annual bonus, tied to individual contributions and investment performance.

      o UBS equity awards, promoting company-wide success and employee retention.

      o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

      Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

      Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and
      3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

      UBS AG equity. Senior investment professionals, including each portfolio manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

      Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

(32) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


Statement of Additional Information - Jan. 29, 2007                   Page 137

(33) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on the portfolio's performance on an absolute basis as well as relative to our peers and benchmarks. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

      Portfolio managers, specifically those that are Principals of the firm, are evaluated on the basis of two components: (1) overall performance of the firm and (2) performance of his or her managed portfolios. Overall performance of the firm is the overriding measure by which Principals are evaluated. A lesser weighting, but certainly one of importance, is the portfolio's performance, which is measured in terms of absolute, benchmark-relative and competitor-relative performance.

      An analyst's evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst's recommendations are incorporated into the portfolio and the analyst's overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst's functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst's evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

      Each trader at Essex is evaluated annually by the firm's Chief Executive Officers. The two Chief Executive Officers examine several factors such as: number of errors, obtaining best execution, opinions of our portfolio managers, etc. A trader's performance evaluation contributes to 25%-30% of his or her total pay.

      As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

      Finally, Essex offers a deferred compensation plan for certain employees by way of granting them a Special Recognition Award.

      Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

(34) MDTA's Chief Investment Officer, David Goldsmith, receives a fixed cash salary that is not based on the performance of MDTA investment strategies. He also receives a cash bonus as part of his compensation that is calculated based on a percentage of total advisory revenue earned by MDTA. MDTA's other investment professionals receive a fixed cash salary and a cash bonus that is calculated based on the performance of MDTA's strategies. The compensation of all of MDTA's investment professionals includes a 401(k) retirement plan. The compensation of all of MDTA's investment professionals with respect to the RSCGF is no different than compensation they receive for services provided to other accounts.

(35) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.


Statement of Additional Information - Jan. 29, 2007                   Page 138

(36) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

      Base Salary

      Portfolio managers receive base pay in the form of a fixed annual salary.

      Bonus

      A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

      With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

      In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

      A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

      A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

      Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

      Restricted Stock Plans

      Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

      Deferred Compensation Plans

      Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


Statement of Additional Information - Jan. 29, 2007                   Page 139

(37) GSAM's Growth Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and
      (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

      The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. ("Goldman Sachs") and anticipated compensation levels among competitor firms.

      Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(38) The funds pay Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended May 31, 2006.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other portfolio managers is determined by their experience and performance in their role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Each portfolio manager's incentive payment relating to the Funds is linked to the gross pre-tax performance of the Funds compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including


Statement of Additional Information - Jan. 29, 2007                   Page 140
      portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Abrams, Boselli and Shilling are partners of the firm.

      ------------------------------------------------------------------------
      FUND                                BENCHMARK INDEX AND/OR PEER GROUP
      ------------------------------------------------------------------------
      Small Cap Equity Fund               Russell 2000 Index
      ------------------------------------------------------------------------
      Fundamental Growth Fund             Russell 1000 Growth Index
      ------------------------------------------------------------------------

(39)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
      (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and
      (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

      Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(40) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

      Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

      Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


Statement of Additional Information - Jan. 29, 2007                   Page 141

(41) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(42) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(43) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(44) Metropolitan West's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

      Metropolitan West's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over Metropolitan West's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

      Messrs. Lisenbee and Gleicher are owners of Metropolitan West. As such, their compensation consists of a fixed salary and participation in the firm's profits.


Statement of Additional Information - Jan. 29, 2007                   Page 142

(45) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
      (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(46) As of October 31, 2006, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan, and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes participated in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and was based on Columbia WAM's recent performance.

      All analysts and portfolio managers have performance benchmarks. Analyst performance is compared to assigned industry or region stock performance within benchmark indices while portfolio manager performance is compared to entire benchmark indices. Performance compared to benchmark indices is the dominant performance evaluation factor for all analysts and managers. Industry (or country) weighting recommendations are the second most important factor for analysts. Other factors are assets managed, new analyst mentoring, teamwork, and managerial, marketing, compliance and other qualitative contributions.

      Analysts and managers are positioned in a number of compensation tiers based on cumulative performance. Excellent performance results in advancement to a higher tier each two or three years, until the highest tier is reached. Higher tiers have higher base compensation levels and wider bonus ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in cash bonus levels. Cash incentive bonuses vary by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performers.

      Typically, a very high proportion of an analyst's or manager's bonus is paid in cash with a smaller proportion going into an investment program where the employee can select Columbia mutual funds as their investment vehicle. Bank of America restricted stock or options may also be part of an individual's compensation. These mutual fund investments and Bank of America restricted stock or options vest over three years.

(47) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

      o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

      o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

      o Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.


Statement of Additional Information - Jan. 29, 2007                   Page 143

      As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

(48) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

      For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

      All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

(49) MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

      Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

      In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.


Statement of Additional Information - Jan. 29, 2007                   Page 144

(50) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

      (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k)
            Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


Statement of Additional Information - Jan. 29, 2007                   Page 145

(51) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(52) Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

      The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

      o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

      o     Portfolio manager assistance in servicing clients; and

      o     Portfolio manager contribution to new business development.

      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(53) Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Messres. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

(54) WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability. Other investment professionals' compensation is based on similar criteria including relative short and long-term portfolio performance as compared to both the index and a universe of peer managers.


Statement of Additional Information - Jan. 29, 2007                   Page 146

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

                                      TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                               ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         -------------------------------------------------------------------------------------------
                 FUND                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
                                         $0 - 500,000,000   1,000,000,000     3,000,000,000      12,000,000,000    $12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income      0.080%             0.075%           0.070%             0.060%             0.050%
Disciplined International Equity
Disciplined Small Cap Value
Emerging Markets
Emerging Markets Bond
European Equity
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Cap Value
Small Company Index
Strategic Allocation
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                    0.070%             0.065%           0.060%             0.050%             0.040%
Core Bond
Diversified Bond
Floating Rate
High-Yield Bond
Income Opportunities
Inflation Protected
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 147

------------------------------------------------------------------------------------------------------------------------------------
                                                               ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         -------------------------------------------------------------------------------------------
                 FUND                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
                                         $0 - 500,000,000   1,000,000,000     3,000,000,000      12,000,000,000    $12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                        0.060%             0.055%           0.050%             0.040%             0.030%
Balanced
Cash Management
Disciplined Equity
Disciplined Small and Mid Cap Equity
Diversified Equity Income
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
Precious Metals and Mining
Real Estate
S&P 500 Index
Select Value
Tax-Exempt Money Market
Value
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income              0.020%             0.020%           0.020%             0.020%             0.020%
Income Builder Enhanced Income
Income Builder Moderate Income
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------------

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Jan. 29, 2007                   Page 148

                                           TABLE 22. ADMINISTRATIVE FEES
--------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE SERVICES FEES PAID IN           DAILY RATE
                     FUND                          ------------------------------------------------     APPLIED TO
                                                       2006              2005              2004         FUND ASSETS
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                       $     51,235      $     13,785(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                           17,895             5,969(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                               85,545            23,460(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                   104,658            28,002(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                  34,371            10,779(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                           41,435            10,959(a)            N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Small Company Index                                     861,455           784,439           731,549            0.076
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                           222,321           319,791           324,551            0.060
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------
Equity Value                                            558,514           454,202           451,613            0.056
--------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                               50,123            51,848            52,769            0.060
--------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                     568,712           491,869           371,247            0.078
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                        180,537           224,042           218,131            0.080
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                        N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                       130,418            24,630             7,449            0.059
--------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                       83,643            31,978             6,428            0.060
--------------------------------------------------------------------------------------------------------------------
Fundamental Value                                       658,982           458,121           271,928            0.057
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                                       1,328,295         1,219,476         1,227,227            0.064
--------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                 581(b)            N/A               N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                            1,226(b)            N/A               N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                            1,394(b)            N/A               N/A            0.020
--------------------------------------------------------------------------------------------------------------------
Select Value                                            443,873           427,460           240,301            0.059
--------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                          821,082           960,018         1,317,413            0.067
--------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                        205,335           129,820            88,061            0.080
--------------------------------------------------------------------------------------------------------------------
Small Cap Value                                         858,118           824,914           676,121            0.077
--------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                172,175           152,145           204,741            0.070
--------------------------------------------------------------------------------------------------------------------
Value                                                   285,079           285,752           228,212            0.060
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                    658,242           406,110           415,515            0.056
--------------------------------------------------------------------------------------------------------------------
Real Estate                                              91,341            41,449             2,235(c)         0.060
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------
Cash Management                                       1,741,492         1,016,703         1,171,667            0.050
--------------------------------------------------------------------------------------------------------------------
Core Bond                                               133,655            78,241            38,539            0.070
--------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                      496,810            29,441             6,521            0.054
--------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                      1,143(d)            N/A               N/A            0.060
--------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                               4,615(e)            N/A               N/A            0.080
--------------------------------------------------------------------------------------------------------------------
Floating Rate                                            46,916(e)            N/A               N/A            0.070
--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 149

--------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE SERVICES FEES PAID IN           DAILY RATE
                     FUND                          ------------------------------------------------     APPLIED TO
                                                       2006              2005              2004         FUND ASSETS
--------------------------------------------------------------------------------------------------------------------
Growth                                                1,791,547         1,370,094         1,523,915            0.051
--------------------------------------------------------------------------------------------------------------------
Income Opportunities                                    253,936           164,038            81,849            0.070
--------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                          169,778            61,197             6,834(f)         0.070
--------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                      2,119,930           860,387           212,114            0.051
--------------------------------------------------------------------------------------------------------------------
Large Cap Value                                          78,248            67,667            41,856            0.060
--------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                   133,102            88,881            53,771            0.070
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                                149,235            87,771           100,323            0.070
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                                      1,698,244         1,259,427         1,460,195            0.069
--------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                              49,506            30,362            37,526            0.070
--------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                                   40,475            23,283            30,016            0.070
--------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                                 286,050           163,503           176,718            0.070
--------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                                   57,973            36,031            43,576            0.070
--------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                                       40,235            24,486            31,477            0.070
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------
Balanced                                                697,753           524,986           588,644            0.056
--------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             2,960,505         1,216,876           942,358            0.045
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                           854,082           385,071           170,293            0.054
--------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                    948,662           383,942           390,084            0.075
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                      15,823(h)            N/A               N/A            0.080
--------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                         14,739(i)            N/A               N/A            0.080
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                        406,991           351,359           271,857            0.080
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                    21,248(j)            N/A               N/A            0.080
--------------------------------------------------------------------------------------------------------------------
European Equity                                          89,350            75,504            78,835            0.080
--------------------------------------------------------------------------------------------------------------------
Global Bond                                             412,783           342,324           314,640            0.080
--------------------------------------------------------------------------------------------------------------------
Global Equity                                           532,772           305,907           284,795            0.078
--------------------------------------------------------------------------------------------------------------------
Global Technology                                       101,197           112,326           131,702            0.060
--------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                         347,819           240,889           149,750            0.080
--------------------------------------------------------------------------------------------------------------------
International Equity                                    146,048           127,687            88,536            0.080
--------------------------------------------------------------------------------------------------------------------
International Opportunity                               470,847           331,818           255,871            0.079
--------------------------------------------------------------------------------------------------------------------
International Select Value                            1,306,775           861,655           549,050            0.074
--------------------------------------------------------------------------------------------------------------------
International Small Cap                                  83,383            74,264            46,103            0.080
--------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                                  74,912            64,053            69,058            0.070
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                          946,943         1,023,124         1,056,445            0.056
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                         544,894           321,037           323,368            0.068
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                2,064,819         1,505,060         1,447,459            0.062
--------------------------------------------------------------------------------------------------------------------
                                                       2005              2004              2003

--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                  42,768            45,528            60,388            0.060
--------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Jan. 29, 2007                   Page 150

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.

                BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

               Class A      Class B      Class C      Class D
               -------      -------      -------      -------
               $19.50       $20.50       $20.00       $19.50

         FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
              TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                      Class A      Class B      Class C
                      -------      -------      -------
                      $20.50       $21.50       $21.00

                              MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

                      Class A      Class B      Class C
                      -------      -------      -------
                      $22.00       $23.00       $22.50

CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:

Class E    Class R2    Class R3    Class R4    Class R5    Class W    Class Y
-------    --------    --------    --------    --------    -------    -------
 0.05%      0.05%       0.05%       0.05%       0.05%       0.20%      0.05%

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.


Statement of Additional Information - Jan. 29, 2007                   Page 151

PLAN ADMINISTRATION SERVICES AGREEMENT


Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants.


The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:


          Class E     Class R2     Class R3     Class R4     Class Y
          -------     --------     --------     --------     -------
           0.15%       0.25%        0.25%        0.25%        0.15%

The fees paid to the distributor may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT


RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc. (collectively, the distributor), 70100 Ameriprise Financial Center, Minneapolis, MN 55474, both wholly owned subsidiaries of Ameriprise Financial, Inc., serve as the fund's principal underwriter. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                            TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT RETAINED AFTER PAYING
                 FUND                         SALES CHARGES PAID TO DISTRIBUTOR               COMMISSIONS AND OTHER EXPENSES
                                         -------------------------------------------------------------------------------------------
                                             2006            2005            2004           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive             $  3,095,956     $ 2,689,735(a)         N/A     $1,116,369      $1,129,812(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                577,821         722,689(a)         N/A        105,590         178,650(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                  4,118,788       3,810,185(a)         N/A      1,075,302       1,309,727(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive       7,078,581       6,114,118(a)         N/A      2,691,706       2,610,071(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative     1,286,540       1,603,913(a)         N/A        274,017         530,042(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity              1,845,156       1,393,255(a)         N/A        518,093         509,719(a)        N/A
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                         1,228,665       1,511,932      1,717,480        337,031         554,278       485,006
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                N/A - No             N/A            N/A            N/A             N/A           N/A
                                         sales charge
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                  645,442         740,741        798,502        116,536         258,954       212,373
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                    104,779         141,256        146,086         21,277          58,658        46,448
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                           986,996       1,972,996      2,543,371        276,857         774,287       757,410
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                              401,382         636,221      1,140,014        127,479         251,743       371,324
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                              N/A             N/A            N/A            N/A             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 152

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT RETAINED AFTER PAYING
                 FUND                         SALES CHARGES PAID TO DISTRIBUTOR               COMMISSIONS AND OTHER EXPENSES
                                         -------------------------------------------------------------------------------------------
                                             2006            2005            2004           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             217,559         166,200        131,508         44,653          72,464        50,690
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                             69,062         109,110         87,619         15,922          43,395        18,759
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                           1,915,417       2,827,644      2,069,259        406,545       1,038,987       633,428
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                             2,479,319       3,295,433      4,885,301        682,596       1,011,136     1,014,719
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                   128,246(b)          N/A            N/A         25,697(b)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                326,707(b)          N/A            N/A         73,038(b)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                437,903(b)          N/A            N/A        109,389(b)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                                  945,839       1,633,975      2,473,422        213,839         582,671       668,150
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government              1,908,960       3,842,195      8,055,130        482,228       1,629,476     2,236,469
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                              604,021         523,687        687,100        190,699         187,706       199,371
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                             1,616,642       2,787,117      3,415,712        478,093       1,053,640     1,093,404
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                      442,638         631,090      1,414,409         61,137         197,759       322,339
------------------------------------------------------------------------------------------------------------------------------------
Value                                         474,692         836,914      1,098,734         83,140         248,868       257,673
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                        1,665,096       1,604,180      1,451,779        207,486         523,080       537,003
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                   598,431         556,465        224,344(c)     180,632         223,572        95,933(c)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                               718,247         994,923      1,556,245        714,638         993,250     1,554,374
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                     180,034         207,266        243,504         62,588          90,811       169,705
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                            322,731         126,376         64,957         67,609          47,059        13,620
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity            1,760(d)          N/A            N/A            852(d)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                     6,304(e)          N/A            N/A          1,708(e)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                 364,914(e)          N/A            N/A       (118,354)(e)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                      4,553,722       3,540,317      5,194,048        955,528       1,430,279     1,979,434
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                          486,593         891,368      1,008,513        108,764         201,999       268,488
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                326,780         429,879        218,847(f)      47,098          84,033        45,591(f)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                            3,400,059       1,812,939      2,547,239        629,348         723,158       711,343
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                               123,212         196,360        454,971         37,908          71,406       132,559
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                         220,446         393,925        423,604         28,711         115,701       178,177
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                      212,157         218,698        246,897         77,373         111,053        96,481
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                            2,757,988       3,072,387      3,926,269        788,192       1,203,503     1,516,544
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                   107,050          98,324        163,094         45,035          44,188        67,903
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                         54,648          68,367        108,759        (3,556)          20,700        48,877
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                       480,402         463,661        645,851        102,088         141,616       225,724
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                         89,560         134,248        155,512         19,641          63,799        65,578
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                             68,092          55,404        113,361         19,353           9,152        35,469
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                      400,884         501,366        735,450         59,347         168,698       240,733
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                  12,904,884       9,791,165     10,301,867      2,114,315       2,664,788     2,933,886
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                               4,477,119       3,098,747      2,377,837      1,010,224         986,793       837,278
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                        3,667,041       1,083,154        989,579        739,852         244,136       316,545
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 153

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT RETAINED AFTER PAYING
                 FUND                         SALES CHARGES PAID TO DISTRIBUTOR               COMMISSIONS AND OTHER EXPENSES
                                         -------------------------------------------------------------------------------------------
                                             2006            2005            2004           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                 0(h)          N/A            N/A              0(h)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                4,700(i)          N/A            N/A            434(i)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                            1,075,586         798,990        556,829     (9,848,080)     (6,658,875)   (6,660,972)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                          11,348(j)          N/A            N/A          2,036(j)          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                               107,816             N/A            N/A         29,463             N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                   447,007         765,438        956,580        320,724         390,806       536,364
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                               1,272,084         778,062        467,198        218,974         211,977       203,564
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                             242,177         328,770        591,744         29,861          67,485       208,704
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth               810,514         816,345        796,060        234,619         282,465       360,944
------------------------------------------------------------------------------------------------------------------------------------
International Equity                          243,753         299,410        456,321         64,053          96,946       175,987
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                     563,174         873,855        997,517        107,305         244,843       371,845
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                  3,895,267       3,425,153      3,105,887        815,331       1,020,350     1,220,539
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                       173,659         203,543        324,756         37,954          60,817       115,235
------------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                       115,280         176,349        306,545         29,590          40,451        86,091
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                              1,388,577       1,821,533      3,566,760        346,497         635,918     1,373,111
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                               346,932         371,626        495,541         79,024         107,815       197,028
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                      1,485,792       2,115,452      3,131,234        389,650       2,736,405     1,256,629
------------------------------------------------------------------------------------------------------------------------------------
                                             2005            2004            2003           2005           2004           2003

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                      N/A - No             N/A            N/A            N/A             N/A           N/A
                                         sales charge
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

      FOR FUNDS OTHER THAN MONEY MARKET FUNDS

      The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

 Class A    Class B    Class C    Class D    Class R2    Class R3    Class W
 -------    -------    -------    -------    --------    --------    -------
  0.25%      1.00%      1.00%      0.25%      0.50%       0.25%       0.25%


Statement of Additional Information - Jan. 29, 2007                   Page 154

      For Class B and Class C, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

      For Class R2, up to 0.50% and for Class R3, up to 0.25% shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses.

      FOR MONEY MARKET FUNDS

      The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

                 Class A        Class B       Class C       Class W
                 -------        -------       -------       -------
                  0.10%          0.85%         0.75%         0.10%

      For Class B, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

FOR ALL FUNDS


Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.


Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Jan. 29, 2007                   Page 155

                             TABLE 24. 12b-1 FEES

--------------------------------------------------------------------------------------------------------------------------------
                  FUND                       CLASS A     CLASS B     CLASS C      CLASS D     CLASS R2    CLASS R3     CLASS W
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                $  484,308  $  577,276   $  46,390          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                 137,397     287,019      57,771          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                     749,024   1,152,301     128,534          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive          997,023   1,133,797     110,329          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative        281,878     506,549      84,250          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                 388,326     477,375      40,094          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Company Index                          2,079,181   3,813,752         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                      N/A         N/A         N/A      165,605         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Equity Value                                 2,183,812   2,384,097      34,165          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                     165,867     162,206      17,083          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                          1,491,995   2,099,561     119,350          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               350,381     628,494      59,731          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              310,563     348,467       9,442          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                              48,218      73,735       4,838          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                            1,827,800   2,973,732     185,363          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                              4,151,744   5,172,801     319,473          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                      5,500       6,097         897          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                  12,226      10,395       1,978          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                  14,420      10,414       1,572          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Select Value                                 1,285,850   1,804,688     111,631          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government               1,925,517   4,437,987     188,438          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                               452,722     523,768      39,821          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                              1,844,040   3,273,190     209,094          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                       365,255     806,733      86,693          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Value                                          623,643   1,258,485      84,477          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                         2,246,282   2,890,686     139,322          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                                    208,160     222,515      11,761          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
Cash Management                              3,205,933     820,043      16,368          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Core Bond                                       89,181     122,351       5,692          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                           1,426,565     427,156      12,242          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity             4,723          45          19          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 156

--------------------------------------------------------------------------------------------------------------------------------
                  FUND                       CLASS A     CLASS B     CLASS C      CLASS D     CLASS R2    CLASS R3     CLASS W
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                     12,475         758          90          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                  123,623      35,196       9,352          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Growth                                       5,852,158   5,574,406     181,214          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                           504,284     707,566      64,272          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                 242,647     467,215      35,838          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                             7,096,389   8,048,484     201,664          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                170,730     240,605      12,172          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                          196,674     214,578      15,662          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                       523,836     140,403      29,524          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                             4,646,930   4,653,803     176,643          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                    151,946     158,402      12,801          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                         143,510      47,220      20,483          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                        945,407     460,490      99,688          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                         196,654     101,563      14,577          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                             135,648      76,735      19,866          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Balanced                                     2,399,559     820,761      38,643          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                   11,405,788  12,472,588     717,095          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                2,820,242   2,906,199     207,499          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                         2,634,077   1,253,139     138,648          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income              9,416          38          38          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                10,920         278         104          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                               962,664     874,959      40,971          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                           18,917       2,217         212          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
European Equity                                199,348     305,006      14,257          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                                    762,624     850,871      35,610          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Global Equity                                1,369,019   1,166,873      41,196          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Global Technology                              300,030     449,937      32,281          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                650,601     659,823      40,332          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Equity                           242,885     263,442      16,516          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Opportunity                    1,104,799     844,548      31,174          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Select Value                   3,237,723   3,631,768     217,884          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Small Cap                        177,484     183,656       9,465          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                        222,998     129,780      48,379          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                               3,114,493   2,748,569     109,599          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                              1,878,827     432,834      62,203          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                       8,005,917   1,573,435     199,250          N/A         N/A         N/A          N/A

--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                        117,570         N/A         N/A          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is for the period from July 1, 2005 through Aug.
      31, 2006.


Statement of Additional Information - Jan. 29, 2007                   Page 157

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

BOARD SERVICES CORPORATION AGREEMENT

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


Statement of Additional Information - Jan. 29, 2007                   Page 158

              TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS*

------------------------------------------------------------------------------------------------------------------------------------
                                                                       DATE                                  FISCAL
                    FUND**                           DATE OF          BEGAN        FORM OF       STATE OF     YEAR    DIVERSIFIED***
                                                   ORGANIZATION     OPERATIONS  ORGANIZATION   ORGANIZATION    END
------------------------------------------------------------------------------------------------------------------------------------
                                                     4/29/81,
BOND SERIES, INC.(3)                                6/13/86(1)                   Corporation       NV/MN      7/31
------------------------------------------------------------------------------------------------------------------------------------
   Core Bond Fund                                                    6/19/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Floating Rate Fund                                                2/16/06                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Income Opportunities Fund                                         6/19/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Inflation Protected Securities Fund                                3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Limited Duration Bond Fund                                        6/19/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Business
CALIFORNIA TAX-EXEMPT TRUST                           4/7/86                      Trust(2)          MA        8/31
------------------------------------------------------------------------------------------------------------------------------------
   California Tax-Exempt Fund                                        8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
                                                     2/20/68,
DIMENSIONS SERIES, INC                              6/13/86(1)                   Corporation       NV/MN      7/31
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small and Mid Cap Equity Fund                         5/18/06                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Value Fund                                  2/16/06                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     6/27/74,
DIVERSIFIED INCOME SERIES, INC.(3)                  6/31/86(1)                   Corporation       NV/MN      8/31
------------------------------------------------------------------------------------------------------------------------------------
   Diversified Bond Fund(4)                                          10/3/74                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     3/18/57,
EQUITY SERIES, INC.                                 6/13/86(1)                   Corporation       NV/MN      11/30
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund(5)                                             6/4/57                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SERIES, INC.                                  10/28/88                    Corporation        MN        10/31
------------------------------------------------------------------------------------------------------------------------------------
   Absolute Return Currency and Income Fund                          6/15/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Bond Fund                                        2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund(6)                                          11/13/96                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
   Global Bond Fund                                                  3/20/89                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Global Equity Fund(7),(6)                                         5/29/90                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Global Technology Fund                                            11/13/96                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME SERIES, INC.                       3/12/85                     Corporation        MN        5/31
------------------------------------------------------------------------------------------------------------------------------------
   Short Duration U.S. Government Fund(4)                            8/19/85                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Mortgage Fund                                     2/14/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD INCOME SERIES, INC.                       8/17/83                     Corporation        MN        5/31
------------------------------------------------------------------------------------------------------------------------------------
   High Yield Bond Fund(4)                                           12/8/83                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     2/10/45;
INCOME SERIES, INC.                                 6/13/86(1)                   Corporation       NV/MN      5/31
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Basic Income Fund                                  2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Enhanced Income Fund                               2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Moderate Income Fund                               2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MANAGERS SERIES, INC.(3)                5/9/01                     Corporation        MN        10/31
------------------------------------------------------------------------------------------------------------------------------------
   International Aggressive Growth Fund                              9/28/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund(5)                                      10/3/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Select Value Fund                                   9/28/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Small Cap Fund                                      10/3/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SERIES, INC.                           7/18/84                     Corporation        MN        10/31
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined International Equity Fund                             5/18/06                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   European Equity Fund(6)                                           6/26/00                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Opportunity Fund(6), (5)                            11/15/84                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     1/18/40;
INVESTMENT SERIES, INC.                             6/13/86(1)                   Corporation       NV/MN      9/30
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund(5)                                                  4/16/40                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Income Fund                                    10/15/90                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund                                                2/14/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 159

------------------------------------------------------------------------------------------------------------------------------------
                                                                       DATE                                  FISCAL
                    FUND**                           DATE OF          BEGAN        FORM OF       STATE OF     YEAR    DIVERSIFIED***
                                                   ORGANIZATION     OPERATIONS  ORGANIZATION   ORGANIZATION    END
------------------------------------------------------------------------------------------------------------------------------------
                                                     5/21/70,
LARGE CAP SERIES, INC.(3)                           6/13/86(1)                   Corporation       NV/MN      7/31
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Equity Fund(5)                                        4/24/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Growth Fund                                                        3/1/72                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Equity Fund                                             3/28/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                              6/27/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
MANAGERS SERIES, INC.(3)                             3/20/01                     Corporation        MN        5/31
------------------------------------------------------------------------------------------------------------------------------------
   Aggressive Growth Fund                                            4/24/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Growth Fund(5)                                        4/24/03                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Value Fund                                            6/18/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Select Value Fund                                                  3/8/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Equity Fund(5)                                           3/8/02                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                              6/18/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                                        6/18/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
MARKET ADVANTAGE SERIES, INC.                        8/25/89                     Corporation        MN        1/31
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Conservative Fund                                3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Conservative Fund                       3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Fund                                    3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Aggressive Fund                         3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Aggressive Fund                                  3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Total Equity Fund                                3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                                10/25/99                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Index Fund                                          8/19/96                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     8/22/75;
MONEY MARKET SERIES, INC.                           6/13/86(1)                   Corporation       NV/MN      7/31
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                                              10/6/75                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Business
RETIREMENT SERIES TRUST                              1/27/06                      Trust(2)          MA        4/30
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2010 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2015 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2020 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2025 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2030 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2035 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2040 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2045 Fund                                         5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
SECTOR SERIES, INC.                                  3/25/88                     Corporation        MN        6/30
------------------------------------------------------------------------------------------------------------------------------------
   Dividend Opportunity Fund(8)                                       8/1/88                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Real Estate Fund                                                   3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
SELECTED SERIES, INC.                                10/5/84                     Corporation        MN        3/31
------------------------------------------------------------------------------------------------------------------------------------
   Precious Metals and Mining Fund(9)                                4/22/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Business
SPECIAL TAX-EXEMPT SERIES TRUST                       4/7/86                      Trust(2)          MA        8/31
------------------------------------------------------------------------------------------------------------------------------------
   Massachusetts Tax-Exempt Fund                                      7/2/87                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Michigan Tax-Exempt Fund                                           7/2/87                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Minnesota Tax-Exempt Fund                                         8/18/86                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   New York Tax-Exempt Fund                                          8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Ohio Tax-Exempt Fund                                               7/2/87                                                No
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 160

------------------------------------------------------------------------------------------------------------------------------------
                                                                       DATE                                  FISCAL
                    FUND**                           DATE OF          BEGAN        FORM OF       STATE OF     YEAR    DIVERSIFIED***
                                                   ORGANIZATION     OPERATIONS  ORGANIZATION   ORGANIZATION    END
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES, INC.(3)                 10/9/84                     Corporation        MN        9/30
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Allocation Fund(5)                                      1/23/85                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
STRATEGY SERIES, INC.                                1/24/84                     Corporation        MN        3/31
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund                                                 5/14/84                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                             1/24/01                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                                           5/4/99                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                    12/21/78;
TAX-EXEMPT INCOME SERIES, INC.(3)                   6/13/86(1)                   Corporation       NV/MN      11/30
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt High Income Fund(5)                                     5/7/79                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     2/29/80,
TAX-EXEMPT MONEY SERIES, INC.(3)                    6/13/86(1)                   Corporation       NV/MN      12/31
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Money Market Fund(5)                                    8/5/80                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
                                                     9/30/76,
TAX-EXEMPT SERIES, INC.                             6/13/86(1)                   Corporation       NV/MN      11/30
------------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax-Exempt Fund                                      11/13/96                                              Yes
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                              11/24/76                                              Yes
------------------------------------------------------------------------------------------------------------------------------------

  *   The RiverSource Variable Portfolio funds are not included in this table.
      Please see the Variable Portfolio funds' SAI for fund history.

 **   Effective Oct. 1, 2005 American Express Funds changed its name to
      RiverSource funds and the names Threadneedle and Partners were removed from fund names.

*** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with approval of shareholders.

(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3)   Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to
      RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series,
      Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High
      Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt
      Income Series, Inc.; AXP Managed Series, Inc. changed its name to
      RiverSource Strategic Allocation Series, Inc.; AXP Partners
      International Series, Inc. changed its name to RiverSource International
      Managers Series, Inc.; AXP Partners Series, Inc. changed its name to
      RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc.
      changed its name to RiverSource Tax-Exempt Money Market Series, Inc.;
      and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

(4)   Effective June 27, 2003, Bond Fund changed its name to Diversified Bond
      Fund, Federal Income Fund changed its name to Short Duration U.S.
      Government Fund and Extra Income Fund changed its name to High Yield
      Bond Fund.

(5)   Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap
      Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt
      High Income Fund, Managed Allocation Fund changed its name to Strategic
      Allocation Fund, Mutual changed its name to Balanced Fund, Partners
      Growth Fund changed its name to Fundamental Growth Fund, Partners
      International Core Fund changed its name to International Equity Fund,
      Partners Small Cap Core Fund changed its name to Small Cap Equity Fund,
      Quantitative Large Cap Equity Fund changed its name to Disciplined
      Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money
      Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.

(6)   Effective July 9, 2004, Emerging Markets Fund changed its name to
      Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.

(7)   Effective Oct. 20, 2003, Global Growth Fund changed its name to Global
      Equity Fund.

(8)   Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend
      Opportunity Fund.

(9)   Effective Nov. 1, 2006, Precious Metals Fund changed its name to
      Precious Metals and Mining Fund.


Statement of Additional Information - Jan. 29, 2007                   Page 161

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of each fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                            TABLE 26. BOARD MEMBERS


INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------------------------
                              POSITION HELD
     NAME, ADDRESS, AGE      WITH FUNDS AND      PRINCIPAL OCCUPATION      OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
                            LENGTH OF SERVICE   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member      Chief Justice, Minnesota                            Compliance, Investment
901 S. Marquette Ave.        since 2006        Supreme Court, 1998-2005                            Review, Joint Audit
Minneapolis, MN 55402
Age 52
-------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson*             Board member      Chair, RiverSource                                  Board Governance,
901 S. Marquette Ave.        since 1999        Funds, 1999-2006; Chair,                            Contracts, Executive,
Minneapolis, MN 55402                          Board Services                                      Investment Review
Age 72                                         Corporation (provides
                                               administrative services
                                               to boards); former
                                               Governor of Minnesota
-------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Board member      Trustee Professor of                                Board Governance,
901 S. Marquette Ave.        since 2004        Economics and                                       Compliance, Contracts,
Minneapolis, MN 55402                          Management, Bentley                                 Investment Review
Age 56                                         College; former Dean,
                                               McCallum Graduate School
                                               of Business, Bentley
                                               College
-------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Board member      Attorney and Consultant                             Board Governance,
901 S. Marquette Ave.        since 1985                                                            Executive, Investment
Minneapolis, MN 55402                                                                              Review, Joint Audit
Age 71
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member      Former Managing            American Progressive     Board Governance,
901 S. Marquette Ave.        since 2005        Director, Shikiar Asset    Insurance                Investment Review,
Minneapolis, MN 55402                          Management                                          Joint Audit
Age 71
-------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*       Board member      President Emeritus and     Valmont Industries,      Board Governance,
901 S. Marquette Ave.        since 2002 and    Professor of Economics,    Inc. (manufactures       Compliance, Contracts,
Minneapolis, MN 55402        Chair of the      Carleton College           irrigation systems)      Executive, Investment
Age 67                       Board since 2007                                                      Review
-------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia       Board member      Director, Enterprise       Strategic Distribution,  Compliance, Contracts,
901 S. Marquette Ave.        since 2004        Asset Management, Inc.     Inc. (transportation,    Executive, Investment
Minneapolis, MN 55402                          (private real estate and   distribution and         Review
Age 54                                         asset management company)  logistics consultants)
-------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor**             Board member      President and Chief                                 Investment Review,
901 S. Marquette Ave.        since 2006        Executive Officer, SBLI                             Joint Audit
Minneapolis, MN 55402                          USA Mutual Life
Age 53                                         Insurance Company, Inc.
                                               since 1999
-------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member      Chief Executive Officer,   Hybridon, Inc.           Contracts, Executive,
901 S. Marquette Ave.        since 2002        RiboNovix, Inc. since      (biotechnology);         Investment Review
Minneapolis, MN 55402                          2003 (biotechnology);      American Healthways,
Age 62                                         former President,          Inc. (health management
                                               Forester Biotech           programs)
-------------------------------------------------------------------------------------------------------------------------------

 * Effective Jan. 1, 2007 Stephen Lewis replaced Arne Carlson as Chair of the Board.

** Vikki L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.


Statement of Additional Information - Jan. 29, 2007                   Page 162

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*
-------------------------------------------------------------------------------------------------------------------------------

                              POSITION HELD
     NAME, ADDRESS, AGE      WITH FUNDS AND      PRINCIPAL OCCUPATION      OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
                            LENGTH OF SERVICE   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                     Board member  President - U.S. Asset Management and                     Investment
53600 Ameriprise Financial Center       since 2001,   Chief Investment Officer, Ameriprise                      Review
Minneapolis, MN 55474                   Vice          Financial, Inc. and President,
Age 46                                  President     Chairman of the Board and Chief
                                        since 2002    Investment Officer, RiverSource
                                                      Investments, LLC since 2005;
                                                      President, Ameriprise Certificate
                                                      Company since 2006; Senior Vice
                                                      President - Chief Investment Officer,
                                                      Ameriprise Financial, Inc. and
                                                      Chairman of the Board and Chief
                                                      Investment Officer, RiverSource
                                                      Investments, LLC, 2001-2005

-------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                            TABLE 27. FUND OFFICERS

--------------------------------------------------------------------------------------------------------------------------
         NAME, ADDRESS, AGE            POSITION HELD WITH FUNDS                    PRINCIPAL OCCUPATION
                                        AND LENGTH OF SERVICE                     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                   President since 2006        Senior Vice President - Asset Management, RiverSource
172 Ameriprise Financial Center                                   Investments, LLC since 2006; Managing Director and
Minneapolis, MN 55474                                             Global Head of Product, Morgan Stanley Investment
Age 41                                                            Management, 2004-2006; President, Touchstone
                                                                  Investments, 2002-2004; Director of Strategic Planning,
                                                                  Evergreen Investments, 1995-2002
--------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                    Vice President since 2004   Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center                                   Ameriprise Financial, Inc. and RiverSource
Minneapolis, MN 55474                                             Investments, LLC since 2006; Vice President -
Age 42                                                            Investments, Ameriprise Certificate Company since 2003;
                                                                  Senior Vice President - Fixed Income, Ameriprise
                                                                  Financial, Inc., 2002-2006 and RiverSource Investments,
                                                                  LLC, 2004-2006; Managing Director, Zurich Global
                                                                  Assets, 2001-2002
--------------------------------------------------------------------------------------------------------------------------

Amy K. Johnson                        Vice President since 2006   Vice President - Asset Management and Trust Company
5228 Ameriprise Financial Center                                  Services, RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                             Vice President - Operations and Compliance, RiverSource
Age 41                                                            Investments, LLC, 2004-2006; Director of Product
                                                                  Development - Mutual Funds, Ameriprise Financial, Inc.,
                                                                  2001-2004
--------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                        Treasurer since 2002        Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial Center                                   Financial, Inc. since 2002; Vice President - Finance,
Minneapolis, MN 55474                                             American Express Company, 2000-2002
Age 51

--------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                      Vice President, General     Vice President and Chief Counsel - Asset Management,
5228 Ameriprise Financial Center      Counsel and Secretary       Ameriprise Financial, Inc. since 2005; Vice President,
Minneapolis, MN 55474                 since 2006                  General Counsel and Secretary, Ameriprise Certificate
Age 47                                                            Company since 2005; Vice President - Asset Management
                                                                  Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                                  Senior Vice President and Chief Compliance Officer,
                                                                  U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                                                  President and Assistant General Counsel, Hartford
                                                                  Life, 2001-2002
--------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 163

--------------------------------------------------------------------------------------------------------------------------
         NAME, ADDRESS, AGE            POSITION HELD WITH FUNDS                    PRINCIPAL OCCUPATION
                                        AND LENGTH OF SERVICE                     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------

Jennifer D. Lammers                   Chief Compliance Officer    U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial Center       since 2006                  RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                             Director - Mutual Funds, Voyageur Asset Management,
Age 46                                                            2003-2006; Director of Finance, Voyageur Asset
                                                                  Management, 2000-2003
--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                        Money Laundering            Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center      Prevention Officer          Ameriprise Financial, Inc. since 2004; Manager
Minneapolis, MN 55474                 since 2004                  Anti-Money Laundering, Ameriprise Financial, Inc.,
Age 42                                                            2003-2004; Compliance Director and Bank Secrecy Act
                                                                  Officer, American Express Centurion Bank, 2000-2003

--------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK




Board Governance Committee -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.



Compliance Committee -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent board members on a regular basis to discuss compliance matters.

Contracts Committee -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Executive Committee -- Acts for the Board between meetings of the Board.

Investment Review Committee -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.


Statement of Additional Information - Jan. 29, 2007                   Page 164

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 28. COMMITTEE MEETINGS


------------------------------------------------------------------------------------------------------------------------
                                                      BOARD                                       INVESTMENT    JOINT
                  FISCAL PERIOD                     GOVERNANCE  COMPLIANCE  CONTRACTS  EXECUTIVE    REVIEW      AUDIT
                                                    COMMITTEE   COMMITTEE*  COMMITTEE  COMMITTEE  COMMITTEE   COMMITTEE
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31           4         N/A          7          1          5           4
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31             3         N/A          6          0          4           3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31               3         N/A          6          0          4           3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30              3         N/A          5          0          4           3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31              4         N/A          6          1          5           4
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31            4         N/A          6          1          5           4
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30         2         N/A          6          0          4           5
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31           2         N/A          6          0          4           5
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30          5         N/A          6          0          5           6
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31          4         N/A          7          1          5           4
------------------------------------------------------------------------------------------------------------------------


*     Committee established December 2006.

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.


ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2006 of all funds overseen by the Board member.

                  TABLE 29. BOARD MEMBER HOLDINGS - ALL FUNDS

Based on net asset values as of Dec. 31, 2006


------------------------------------------------------------------------------
                                          AGGREGATE DOLLAR RANGE OF EQUITY
           BOARD MEMBER                        SECURITIES OF ALL FUNDS
                                              OVERSEEN BY BOARD MEMBER
------------------------------------------------------------------------------

Kathleen Blatz                                   Over $100,000

------------------------------------------------------------------------------
Arne H. Carlson                                  Over $100,000
------------------------------------------------------------------------------

Patricia M. Flynn                                Over $100,000*

------------------------------------------------------------------------------
Anne P. Jones                                    Over $100,000
------------------------------------------------------------------------------

Jeffrey Laikind                                  $50,001 - $100,000
------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                            Over $100,000*
------------------------------------------------------------------------------
Catherine James Paglia                           Over $100,000*

------------------------------------------------------------------------------
Alison Taunton-Rigby                             Over $100,000
------------------------------------------------------------------------------
William F. Truscott                              Over $100,000
------------------------------------------------------------------------------


*     Includes deferred compensation invested in share equivalents.


Statement of Additional Information - Jan. 29, 2007                   Page 165

HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2006 of each fund.

              TABLE 30. BOARD MEMBER HOLDINGS - INDIVIDUAL FUNDS

Based on net asset values as of Dec. 31, 2006

--------------------------------------------------------------------------------------------------------------------------------

                                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              --------------------------------------------------------------------------------------------------

            FUND                                                                                           TAUNTON-
                                BLATZ     CARLSON     FLYNN      JONES     LAIKIND     LEWIS     PAGLIA     RIGBY     TRUSCOTT
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return               None       None       None       None       None       None       None       None       None
Currency and Income
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth             None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Balanced                      None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt         None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Cash Management               None       $1 -       None       None       None       *          None       None       Over
                                         $10,000                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Core Bond                     None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity            None       $10,001 -  None       $50,001 -  $10,001 -  None       *          None       $50,001 -
                                         $50,000               $100,000   $50,000                                     $100,000
--------------------------------------------------------------------------------------------------------------------------------
Disciplined International     None       None       None       None       None       None       None       None       $50,001 -
Equity                                                                                                                $100,000
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and         None       None       None       None       None       None       None       None       None
Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small             None       None       None       None       None       None       None       None       None
Cap Value
--------------------------------------------------------------------------------------------------------------------------------
Diversified Bond              None       None       None       $10,001 -  None       None       None       None       None
                                                               $50,000
--------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income     None       $10,001 -  None       $50,001 -  None       $10,001 -  $10,001 -  $10,001 -  None
                                         $50,000               $100,000              $50,000*   $50,000    $50,000
--------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity          None       $10,001 -  None       None       None       None       None       None       Over
                                         $50,000                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets              None       None       None       None       None       *          None       $10,001 -  $50,001 -
                                                                                                           $50,000    $100,000
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond         None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Equity Value                  $10,001 -  None       None       None       None       None       None       $10,001 -  None
                              $50,000                                                                      $50,000
--------------------------------------------------------------------------------------------------------------------------------
European Equity               None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Floating Rate                 None       None       None       None       None       None       None       None       Over
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth            None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value             None       $10,001 -  None       None       None       None       None       None       None
                                         $50,000
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                   None       None       None       Over       None       None       None       None       None
                                                               $100,000
--------------------------------------------------------------------------------------------------------------------------------
Global Equity                 $10,001 -  $10,001 -  None       $50,001 -  None       None       None       $10,001 -  Over
                              $50,000    $50,000               $100,000                                    $50,000    $100,000
--------------------------------------------------------------------------------------------------------------------------------
Global Technology             None       $10,001 -  None       None       None       None       None       None       $10,001 -
                                         $50,000                                                                      $50,000
--------------------------------------------------------------------------------------------------------------------------------
Growth                        None       None       *          $50,001 -  $50,001 -  None       $10,001 -  $10,001 -  $50,001 -
                                                               $100,000   $100,000              $50,000    $50,000    $100,000
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond               None       None       None       Over       None       None       None       None       $50,001 -
                                                               $100,000                                               $100,000
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 166

--------------------------------------------------------------------------------------------------------------------------------
                                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              --------------------------------------------------------------------------------------------------

            FUND                                                                                           TAUNTON-
                                BLATZ     CARLSON     FLYNN      JONES     LAIKIND     LEWIS     PAGLIA     RIGBY     TRUSCOTT
--------------------------------------------------------------------------------------------------------------------------------
Income Builder                None       None       None       None       None       None       None       None       None
Basic Income
--------------------------------------------------------------------------------------------------------------------------------
Income Builder                None       None       None       None       None       None       None       Over       Over
Enhanced Income                                                                                            $100,000   $100,000
--------------------------------------------------------------------------------------------------------------------------------
Income Builder                None       None       None       None       None       None       None       None       None
Moderate Income
--------------------------------------------------------------------------------------------------------------------------------
Income Opportunities          None       None       None       None       None       None       None       None       $10,001 -
                                                                                                                      $50,000
--------------------------------------------------------------------------------------------------------------------------------
Inflation Protected           None       None       None       None       None       None       None       None       None
Securities
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt       None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
International                 None       None       None       None       None       None       None       $10,001 -  None
Aggressive Growth                                                                                          $50,000
--------------------------------------------------------------------------------------------------------------------------------
International Equity          None       $10,001 -  None       None       None       None       None       None       None
                                         $50,000
--------------------------------------------------------------------------------------------------------------------------------
International Opportunity     None       None       None       None       None       *          None       None       Over
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
International Select Value    None       $10,001 -  None       None       None       None       None       $10,001 -  None
                                         $50,000                                                           $50,000
--------------------------------------------------------------------------------------------------------------------------------
International Small Cap       None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity              None       None       None       None       None       None       None       None       Over
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value               None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond         None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts                 None       None       None       None       None       None       None       None       Over
Tax-Exempt                                                                                                            $100,000
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt           None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                None       None       None       None       None       $10,001 -  None       None       $50,001 -
                                                                                     $50,000                          $100,000
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                 None       None       None       None       None       None       None       $10,001 -  $10,001 -
                                                                                                           $50,000    $50,000
--------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt           None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt               None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None       None       None       None       None       None       None       None       None
Aggressive
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None       None       None       None       None       None       None       None       None
Conservative
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate    None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None       None       None       None       None       None       None       None       Over
Moderate Aggressive                                                                                                   $100,000
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None       None       None       None       None       None       None       None       None
Moderate Conservative
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None       None       None       None       None       *          None       None       None
Total Equity
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals and           None       None       None       None       None       None       None       None       None
Mining
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 167

--------------------------------------------------------------------------------------------------------------------------------
                                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              --------------------------------------------------------------------------------------------------

            FUND                                                                                           TAUNTON-
                                BLATZ     CARLSON     FLYNN      JONES     LAIKIND     LEWIS     PAGLIA     RIGBY     TRUSCOTT
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                   None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035          None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045          None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                 None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Select Value                  None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Short Duration                None       None       None       Over       None       None       None       None       None
U.S. Government                                                $100,000
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage           None       None       None       None       None       None       *          None       $10,001 -
                                                                                                                      $50,000
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity              None       None       None       None       None       None       None       None       Over
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth              None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value               None       None       None       None       None       None       None       None       $10,001 -
                                                                                                                      $50,000
--------------------------------------------------------------------------------------------------------------------------------
Small Company Index           None       None       None       Over       None       None       None       None       None
                                                               $100,000
--------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation          Over       $50,001 -  $10,001 -  $10,001 -  None       $10,001 -  $50,001 -  $10,001 -  Over
                              $100,000   $100,000   $50,000*   $50,000               $50,000    $100,000   $50,000    $100,000
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond               None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income        None       None       None       None       None       None       None       None       $50,001 -
                                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                    None       None       None       None       None       None       None       None       None
Money Market
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage      None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------
Value                         None       None       None       None       None       None       None       None       None
--------------------------------------------------------------------------------------------------------------------------------

*     Deferred compensation invested in share equivalents:

      A. Flynn   Growth .................................. $50,001-$100,000
                 Strategic Allocation .................... $50,001-$100,000
      B. Lewis   Cash Management ......................... $50,001-$100,000

                 Diversified Equity Income .................. Over $100,000
                 Emerging Markets ......................... $10,001-$50,000
                 International Opportunity ................ $10,001-$50,000

                 Portfolio Builder Total Equity ........... $10,001-$50,000
      C. Paglia  Disciplined Equity ...................... $50,001-$100,000
                 Small Cap Advantage ..................... $50,001-$100,000


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.


Statement of Additional Information - Jan. 29, 2007                   Page 168

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                TABLE 31. BOARD MEMBER COMPENSATION - ALL FUNDS

------------------------------------------------------------------------------
                                              TOTAL CASH COMPENSATION FROM
           BOARD MEMBER*                           RIVERSOURCE FUNDS
                                                  PAID TO BOARD MEMBER
------------------------------------------------------------------------------

Kathleen Blatz                                          $116,650

------------------------------------------------------------------------------
Arne H. Carlson**                                        373,750
------------------------------------------------------------------------------

Patricia M. Flynn                                         63,283
------------------------------------------------------------------------------
Anne P. Jones                                            147,017
------------------------------------------------------------------------------
Jeffrey Laikind                                          142,017
------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                    110,675
------------------------------------------------------------------------------
Catherine James Paglia                                     9,367
------------------------------------------------------------------------------
Vikki L. Pryor                                            94,117
------------------------------------------------------------------------------
Alan K. Simpson***                                       113,767
------------------------------------------------------------------------------
Alison Taunton-Rigby                                     126,567

------------------------------------------------------------------------------

  * Board member compensation is a combination of a base fee and meeting fees. No fees or expenses are paid to Board members until the assets of a fund reach $20 million.

 ** Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. The amount listed is Mr. Carlson's compensation for serving as Chair of the Boards. Mr. Carlson was compensated by the Funds through Board Services
      Corporation, a company providing administrative services to the Boards.
      He is also provided health, retirement and other benefits.


***   Mr. Simpson retired as a member of the Board, effective Sept. 14, 2006.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.


Statement of Additional Information - Jan. 29, 2007                   Page 169

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

            TABLE 32. BOARD MEMBER COMPENSATION - INDIVIDUAL FUNDS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE COMPENSATION FROM FUND
                                         -------------------------------------------------------------------------------------------
                FUND                                                                                                        TAUNTON-
                                         BLATZ  CARLSON*  CARROLL**   FLYNN  JONES  LAIKIND  LEWIS  PAGLIA  PRYOR SIMPSON**  RIGBY
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive               ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative             ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                 ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive      ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                 ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity             ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index - total                225     5,330      1,571   1,858  1,963      608  2,264   2,008      0     1,808    2,008
     Amount deferred                         0         0      1,571     929      0        0    737     225                0        0
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index - total                      167     1,145      1,071   1,250  1,354      450  1,655   1,400      0     1,200    1,400
     Amount deferred                         0         0      1,071     625      0        0    531     167                0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value - total                       350     5,633      1,319   1,775  1,828      717  2,129   1,875     67     1,725    1,875
     Amount deferred                         0         0      1,319     888      0        0    532     400      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining - total         175       520        919   1,150  1,203      442  1,504   1,250      8     1,100    1,250
     Amount deferred                         0         0        919     575      0        0    376     225      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage - total                300     3,347      1,253   1,650  1,703      650  2,004   1,750     50     1,600    1,750
     Amount deferred                         0         0      1,253     825      0        0    501     350      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth - total                   175     1,047        986   1,225  1,278      458  1,579   1,325      8     1,175    1,325
     Amount deferred                         0         0        986     613      0        0    395     225      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                       ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth - total                  392     2,651        653   1,100  1,153      708  1,453   1,200    225     1,100    1,200
     Amount deferred                         0         0        653     550      0        0    363     442      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth - total                 567       909        903   1,567  1,619      967  1,919   1,667    250     1,567    1,667
     Amount deferred                         0         0        903     783      0        0    480     617      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value - total                  633     5,467        803   1,517  1,569    1,000  1,869   1,617    350     1,517    1,617
     Amount deferred                         0         0        803     758      0        0    467     683      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond - total                    933     9,754        903   1,933  1,986    1,333  2,286   2,033    517     1,933    2,033
     Amount deferred                         0         0        903     967      0        0    571     983      0         0        0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 170

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE COMPENSATION FROM FUND
                                         -------------------------------------------------------------------------------------------
                FUND                                                                                                        TAUNTON-
                                         BLATZ  CARLSON*  CARROLL**   FLYNN  JONES  LAIKIND  LEWIS  PAGLIA  PRYOR SIMPSON**  RIGBY
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income             ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income             ***       ***        ***     ***    ***      ***    ***     ***    ***       ***      ***
------------------------------------------------------------------------------------------------------------------------------------
Select Value - total                       508     2,999        803   1,392  1,444      875  1,744   1,492    275     1,392    1,492
     Amount deferred                         0         0        803     696      0        0    436     558      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government - total     458     5,067        803   1,342  1,394      825  1,694   1,442    292     1,342    1,442
     Amount deferred                         0         0        803     671      0        0    424     508      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity - total                   375     1,681        653   1,083  1,136      692  1,436   1,183    208     1,083    1,183
     Amount deferred                         0         0        653     542      0        0    359     425      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value - total                    617     4,732        953   1,675  1,728    1,033  2,028   1,775    333     1,675    1,775
     Amount deferred                         0         0        953     838      0        0    507     667      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage - total           383     1,165        703   1,150  1,203      717  1,503   1,250    200     1,150    1,250
     Amount deferred                         0         0        703     575      0        0    376     433      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Value - total                              425     2,022        753   1,250  1,303      775  1,603   1,350    225     1,250    1,350
     Amount deferred                         0         0        753     625      0        0    401     475      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity - total               800     6,542        803   1,700  1,753    1,200  2,003   1,750    500     1,700    1,750
     Amount deferred                         0         0        803     850      0        0    501     850      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Real Estate - total                        725       982        594   1,375  1,428    1,042  1,678   1,425    558     1,375    1,425
     Amount deferred                         0         0        594     688      0        0    419     775      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management - total                  1,875    19,387      1,250   3,450  3,516    2,675  3,766   3,566  1,342     3,566    3,500
     Amount deferred                         0         0      1,250   1,725      0        0    941   1,991      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond - total                          558     1,095        383   1,050  1,116      925  1,366   1,166    392     1,166    1,100
     Amount deferred                         0         0        383     525      0        0    341     674      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity - total                 992     9,390        383   1,483  1,549    1,358  1,799   1,599    825     1,599    1,533
     Amount deferred                         0         0        383     742      0        0    450   1,107      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap
Equity****
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value****
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate - total                      383     1,343          0     433    549      483    549     449    383       549      383
     Amount deferred                         0         0          0     217      0        0    137     449      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Growth - total                           1,533    16,435        583   2,275  2,341    2,000  2,591   2,391  1,250     2,391    2,325
     Amount deferred                         0         0        583   1,138      0        0    648   1,649      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities - total               642     1,733        417   1,175  1,241    1,025  1,491   1,291    442     1,291    1,225
     Amount deferred                         0         0        417     588      0        0    373     757      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities - total     617     1,377        383   1,108  1,174      983  1,424   1,224    433     1,224    1,158
     Amount deferred                         0         0        383     554      0        0    356     732      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity - total                 2,917    40,104        750   3,867  3,932    3,467  4,182   3,982  2,600     3,982    3,917
     Amount deferred                         0         0        750   1,933      0        0  1,046   3,032      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value - total                    558       473        383   1,050  1,116      925  1,366   1,166    392     1,166    1,100
     Amount deferred                         0         0        383     525      0        0    341     674      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond - total              558       763        383   1,050  1,116      925  1,366   1,166    392     1,166    1,100
     Amount deferred                         0         0          0     525      0        0    341     674      0         0        0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 171

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE COMPENSATION FROM FUND
                                         -------------------------------------------------------------------------------------------
                FUND                                                                                                        TAUNTON-
                                         BLATZ  CARLSON*  CARROLL**   FLYNN  JONES  LAIKIND  LEWIS  PAGLIA  PRYOR SIMPSON**  RIGBY
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a) - total           567       911        594   1,217  1,385      933  1,635   1,332    400     1,332    1,267
     Amount deferred                         0         0        594     608      0        0    409     682      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond - total                 1,783    14,284        750   2,783  2,849    2,433  3,099   2,899  1,350     2,899    2,833
     Amount deferred                         0         0        750   1,392      0        0    775   1,899      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a) - total        567       296        594   1,217  1,385      933  1,635   1,332    400     1,332    1,267
     Amount deferred                         0         0        594     608      0        0    409     682      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a) - total             567       248        594   1,217  1,385      933  1,635   1,332    400     1,332    1,267
     Amount deferred                         0         0        594     608      0        0    409     682      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a) - total            658     1,714        678   1,408  1,577    1,058  1,827   1,524    458     1,524    1,458
     Amount deferred                         0         0        678     704      0        0    457     774      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a) - total             567       355        594   1,217  1,385      933  1,635   1,332    400     1,332    1,267
     Amount deferred                         0         0        594     608      0        0    409     682      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a) - total                 567       244        594   1,217  1,385      933  1,635   1,332    400     1,332    1,267
     Amount deferred                         0         0        594     608      0        0    409     682      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced - total                         1,150     5,801        250   1,525  1,541    1,550  1,741   1,591    950     1,591    1,525
     Amount deferred                         0         0        250     763      0        0    435   1,266      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income - total        3,175    32,336        333   3,675  3,691    3,658  3,891   3,741  2,808     3,741    3,675
     Amount deferred                         0         0        333   1,837      0        0    973   3,291      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value - total                    1,375     8,229        250   1,750  1,766    1,775  1,966   1,816  1,092     1,816    1,750
     Amount deferred                         0         0        250     875      0        0    491   1,491      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation - total             1,125     6,367        233   1,475  1,491    1,508  1,691   1,541    942     1,541    1,475
     Amount deferred                         0         0        233     738      0        0    423   1,241      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency
and Income(b) - total                       58       198          0       8     58       58      8       8     58         0        8
     Amount deferred                         0         0          0       4      0        0      2       8      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International
Equity(c) - total                           58       135          0       8     58       58      8       8     58         0        8
     Amount deferred                         0         0          0       4      0        0      2       8      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets - total                 1,000     2,505        158   1,217  1,282    1,367  1,432   1,282    800     1,257    1,217
     Amount deferred                         0         0        158     608      0        0    358   1,066      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond(d) - total           383       242          0     333    499      433    449     399    383       441      333
     Amount deferred                         0         0          0     167      0        0    112     399      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
European Equity - total                    783       535        158   1,000  1,066    1,150  1,216   1,066    617     1,057    1,000
     Amount deferred                         0         0        158     500      0        0    304     849      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Global Bond - total                        975     2,481        158   1,192  1,257    1,342  1,407   1,257    758     1,232    1,192
     Amount deferred                         0         0        158     596      0        0    352   1,041      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Global Equity - total                    1,067     3,369        158   1,283  1,349    1,433  1,499   1,349    850     1,307    1,283
     Amount deferred                         0         0        158     642      0        0    375   1,132      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Global Technology - total                  758       727        150     958  1,024    1,108  1,174   1,024    608     1,016      958
     Amount deferred                         0         0        150     479      0        0    294     824      0         0        0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 172

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE COMPENSATION FROM FUND
                                         -------------------------------------------------------------------------------------------
                FUND                                                                                                        TAUNTON-
                                         BLATZ  CARLSON*  CARROLL**   FLYNN  JONES  LAIKIND  LEWIS  PAGLIA  PRYOR SIMPSON**  RIGBY
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth - total    950     2,130        175   1,200  1,266    1,350  1,416   1,266    750     1,241    1,200
     Amount deferred                         0         0        175     600      0        0    354   1,016      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
International Equity - total               783       864        158   1,000  1,066    1,150  1,216   1,066    617     1,057    1,000
     Amount deferred                         0         0        158     500      0        0    304     849      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity - total        1,033     2,865        175   1,283  1,349    1,433  1,499   1,349    817     1,316    1,283
     Amount deferred                         0         0        175     642      0        0    375   1,099      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
International Select Value - total       1,483     8,913        158   1,700  1,766    1,850  1,916   1,766  1,300     1,657    1,700
     Amount deferred                         0         0        158     850      0        0    479   1,549      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap - total            783       492        158   1,000  1,066    1,150  1,216   1,066    617     1,057    1,000
     Amount deferred                         0         0        158     500      0        0    304     849      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt - total            942       501          0   1,000  1,266    1,200  1,266   1,066    775       949    1,000
     Amount deferred                         0         0          0     500      0        0    316   1,007      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth - total                   2,033     7,894          0   2,200  2,466    2,400  2,466   2,266  1,650     1,982    2,200
     Amount deferred                         0         0          0   1,100      0        0    616   2,099      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond - total                  1,375     4,275          0   1,467  1,732    1,667  1,732   1,532  1,142     1,332    1,467
     Amount deferred                         0         0          0     733      0        0    433   1,441      0         0        0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income - total           3,058    16,169          0   3,192  3,457    3,392  3,458   3,257  2,475     2,774    3,192
     Amount deferred                         0         0          0   1,596      0        0    864   3,124      0         0        0

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market - total            N/A       577      1,196   1,200  1,304      217  1,605   1,350    N/A       950    1,350
Amount deferred                                        0      1,196     600      0        0    535       0                0        0
------------------------------------------------------------------------------------------------------------------------------------

   * Arne H. Carlson served as Chair of the Board through December 2006, and for the period was compensated by the Funds through Board Services
      Corporation. For Mr. Carlson, aggregate compensation is based on the total compensation from RiverSource Funds provided in Table 31, and is estimated for each fund based on the relative net assets of all Funds as of July 24, 2006.

  **  Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005.
      Mr. Simpson retired as a member of the Board, effective Sept. 14, 2006.

 *** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.

**** No fees or expenses are paid to Board members until the assets of a fund reach $20 million.

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is for the period from July 1, 2005 through Aug.
      31, 2006.

(b) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(d) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Jan. 29, 2007                   Page 173

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab & Co., Inc.                                                       84.12%
Builder          (Charles Schwab) a brokerage Firm
Aggressive       in San Francisco, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial, Inc.                                                       15.88%
                 Minneapolis, MN
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   55.17%
Builder          -----------------------------------------------------------------------------------------------------------------
Conservative     Ameriprise Financial                                                             44.83%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   68.55%
Builder          -----------------------------------------------------------------------------------------------------------------
Moderate         Ameriprise Financial                                                             31.45%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   84.70%
Builder          -----------------------------------------------------------------------------------------------------------------
Moderate         Ameriprise Financial                                                             15.30%
Aggressive
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   60.34%
Builder          -----------------------------------------------------------------------------------------------------------------
Moderate         Ameriprise Financial                                                             39.66%
Conservative
----------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   93.53%
Builder Total    -----------------------------------------------------------------------------------------------------------------
Equity           Ameriprise Financial                                                              6.47%
----------------------------------------------------------------------------------------------------------------------------------
Small            Charles Schwab                           9.81%
Company          -----------------------------------------------------------------------------------------------------------------
Index            Ameriprise Trust Company                                                         85.60%
                 Minneapolis, MN
                 -----------------------------------------------------------------------------------------------------------------
                 Met Life                                                                         11.39%
                 Jersey City, NJ
----------------------------------------------------------------------------------------------------------------------------------

S&P 500          Charles Schwab
Index(b)         -----------------------------------------------------------------------------------------------------------------

                 Ameriprise Financial
----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
Equity Value     Ameriprise Financial                                                 100.00%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         98.35%
                 -----------------------------------------------------------------------------------------------------------------
                 John C. Mullarkey                                            6.84%
                 Willowbrook, IL
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 174

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
Precious         Charles Schwab                          14.56%                                   97.62%
Metals and       -----------------------------------------------------------------------------------------------------------------
Mining           John E. Bridgman                                             6.78%
                 Minneapolis, MN
                 -----------------------------------------------------------------------------------------------------------------
                 Richard L. Venable and                                       8.42%
                 Susan Angela Venable
                 Argyle, TX
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                 100.00%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                          16.61%                                   99.64%
Advantage        -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.94%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.68%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.28%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.30%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.13%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                          14.59%                                   42.27%
Growth           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     20.04%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.78%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            31.91%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.41%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.14%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         57.15%
----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2010
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2015
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2020
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2025
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2030
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2035
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2040
----------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2045
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 175

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------

Aggressive       Charles Schwab                                                                   82.98%
Growth           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.89%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.82%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.06%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.40%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.27%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             17.02%
----------------------------------------------------------------------------------------------------------------------------------
Fundamental      Charles Schwab                           5.16%                                   70.33%
Growth           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.91%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.80%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.05%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.40%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.30%
                 -----------------------------------------------------------------------------------------------------------------
                 Taylor Ambe-Crain Partnership,                              24.66%
                 Westlake Vlg, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             29.67%                83.16%(c)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental      Charles Schwab                          14.83%                                   98.43%
Value            -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.90%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.82%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.08%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.38%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.27%
----------------------------------------------------------------------------------------------------------------------------------
High Yield       Charles Schwab                          10.83%                                   57.14%
Bond             -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           14.23%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        45.78%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        39.81%
                 -----------------------------------------------------------------------------------------------------------------
                 Met Life Securities, Jersey City,                                                42.86%
                 NJ
----------------------------------------------------------------------------------------------------------------------------------
Income Builder   Charles Schwab                          27.44%                                   81.68%
Basic Income     -----------------------------------------------------------------------------------------------------------------
                 Eugene L. and Tempie C. Drawdy,                              8.71%
                 Hortense, GA
                 -----------------------------------------------------------------------------------------------------------------
                 Janice C. Jones, Towson, MD                                  8.51%
                 -----------------------------------------------------------------------------------------------------------------
                 Paulette Bogdanoff/Daniel Cohen                              8.45%
                 Irrev. Income Trust, Manalapan, NJ
                 -----------------------------------------------------------------------------------------------------------------
                 Robert D. and Helen F. Galusha,                              5.76%
                 Fonda, NY
                 -----------------------------------------------------------------------------------------------------------------
                 Frederick Bond Christie, Memphis,                            5.53%
                 TN
                 -----------------------------------------------------------------------------------------------------------------
                 Dennis Anderson, Londonderry, NH                             5.16%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             18.32%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 176

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
Income Builder   Charles Schwab                          40.35%                                   69.18%
Enhanced         -----------------------------------------------------------------------------------------------------------------
Income           Ameriprise Financial                                                             30.82%
----------------------------------------------------------------------------------------------------------------------------------
Income Builder   Charles Schwab                          41.15%                                   83.56%
Moderate         -----------------------------------------------------------------------------------------------------------------
Income           Alan and Shirley Hodder, Portland,                           7.21%
                 ME
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             16.44%
----------------------------------------------------------------------------------------------------------------------------------
Select Value     Charles Schwab                           9.56%                                   78.83%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.85%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.71%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.30%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.31%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.24%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             21.17%
----------------------------------------------------------------------------------------------------------------------------------
Short Duration   Charles Schwab                           9.93%
U.S.             -----------------------------------------------------------------------------------------------------------------
Government       Portfolio Builder Aggressive Fund                                      9.42%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder                                                     30.12%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                        5.14%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            16.30%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            39.00%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         94.03%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                          12.04%                                   16.65%
Equity           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.88%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.74%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.03%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.39%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.38%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         83.03%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                          19.99%                                   94.53%
Value            -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.84%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.70%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.29%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.31%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.24%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                              5.47%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 177

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
U.S.             Charles Schwab                          16.60%
Government       -----------------------------------------------------------------------------------------------------------------
Mortgage         Wells Fargo Bank, Minneapolis, MN                                                99.83%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           54.44%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        17.66%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        27.81%
----------------------------------------------------------------------------------------------------------------------------------
Value            Charles Schwab                          12.25%                                   90.86%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.90%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.81%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.07%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.40%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.30%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                              9.14%
----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
Dividend         Charles Schwab                          12.41%                                  100.00%
Opportunity      -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           10.26%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        13.68%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        29.02%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                      9.24%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                        9.57%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            15.04%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                    9.99%
----------------------------------------------------------------------------------------------------------------------------------
Real Estate      Charles Schwab                          12.86%                                   93.49%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                              6.51%                29.63%(c)
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                         5.60%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                         5.84%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     14.75%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       23.74%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            29.55%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   12.99%
----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
Cash             Ameriprise Trust Company                                                                      96.52%
Management       -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           19.72%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        28.22%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Conservative Fund                                   22.71%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            24.18%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 178

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
Core Bond        IDS Life Insurance Company,                                                       9.30%
                 Minneapolis, MN
                 -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          12.60%                                   90.70%
                 -----------------------------------------------------------------------------------------------------------------
                 Jack L. and Joy A. Hershberger,                              8.03%
                 Grand Blanc, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Frank S. Gregory, Derry, NH                                  6.99%
                 -----------------------------------------------------------------------------------------------------------------
                 Constance T. Gerardi,                                        6.74%
                 Libertyville, IL
                 -----------------------------------------------------------------------------------------------------------------
                 Dorothy J. Hostetler, Hobart, IN                             5.37%
                 -----------------------------------------------------------------------------------------------------------------
                 Troy Crow, Yakima, WA                                        5.32%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Conservative Fund                                   16.88%                           78.86%(c)
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       42.21%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            26.93%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             9.67%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------
Disciplined      Portfolio Builder Aggressive Fund                                     17.27%
Equity           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       17.20%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            28.01%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   18.79%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         99.24%
----------------------------------------------------------------------------------------------------------------------------------
Disciplined      Ameriprise Financial                    93.90%    16.02%   100.00%               85.93%                93.60%(c)
Small            -----------------------------------------------------------------------------------------------------------------
and Mid Cap      Charles Schwab                                                                   14.07%
Equity           -----------------------------------------------------------------------------------------------------------------
                 Caroline and Frank Milano,                        13.08%
                 Massapequa, NY
                 -----------------------------------------------------------------------------------------------------------------
                 Davida M. Pearson, La Habra, CA                   12.93%
                 -----------------------------------------------------------------------------------------------------------------
                 William R. and Mary R. Nordstrom,                 11.95%
                 Omaha, NE
                 -----------------------------------------------------------------------------------------------------------------
                 Lynn M. Mc Nish, Eau Claire, WI                    8.89%
                 -----------------------------------------------------------------------------------------------------------------
                 Mario and Vincenza Scotto,                         5.58%
                 Du Bois, PA
                 -----------------------------------------------------------------------------------------------------------------
                 Harold D. and Charlene R. Vote,                    5.38%
                 Evansville, IN
                 -----------------------------------------------------------------------------------------------------------------
                 Sandra E. Gibson, Hollywood, FL                    5.33%
                 -----------------------------------------------------------------------------------------------------------------
                 Thomas E. and Gail A. Kushka,                      5.22%
                 Springfield, MA
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2010                                                   8.78%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2020                                                  15.61%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2030                                                  13.36%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2040                                                  51.70%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 179

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
Disciplined      Ameriprise Financial                    84.33%              33.71%              100.00%                86.91%(c)
Small            -----------------------------------------------------------------------------------------------------------------
Cap Value        Brenda W. and David N. Moses,                      6.64%
                 Minneapolis, MN
                 -----------------------------------------------------------------------------------------------------------------
                 Robert K. and Sandra L. Orr,                       5.36%
                 Springvale, ME
                 -----------------------------------------------------------------------------------------------------------------
                 Kenneth and Donna Oaks, Bedford, NH                5.24%
                 -----------------------------------------------------------------------------------------------------------------
                 Jack M. and Marsha H. Clark, Apple                          35.25%
                 Valley, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Ernest E. and Carol A. Boyce,                               15.73%
                 Southfield, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Robert and Lynn M. Schuster,                                15.31%
                 Richardson, TX
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           18.60%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        35.78%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        45.36%
----------------------------------------------------------------------------------------------------------------------------------
Floating Rate    Charles Schwab                          65.26%                                   83.11%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             16.89%
                 -----------------------------------------------------------------------------------------------------------------
                 Earl and Sue Ellen Barton,                                   5.01%
                 Temperance, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           11.40%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        29.15%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        34.10%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Aggressive Income                                       5.14%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Fund                                           6.65%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Aggressive                                    11.35%
                 Fund
----------------------------------------------------------------------------------------------------------------------------------
Growth           Charles Schwab                           8.01%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         98.77%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.90%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.67%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.17%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.19%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.17%
----------------------------------------------------------------------------------------------------------------------------------
Income           Charles Schwab                          17.46%                                   96.85%
Opportunities    -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     12.12%                           27.36%(c)
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       59.30%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            20.80%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             7.77%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 180

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
Inflation        Charles Schwab                          17.95%
Protected        -----------------------------------------------------------------------------------------------------------------
Securities       IDS Life Insurance Company,                                                     100.00%
                 Minneapolis, MN
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate                                                5.67%                           53.97%(c)
                 Income Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                      5.15%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Conservative Fund                                    5.03%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       31.08%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            37.88%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            10.97%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------
Large Cap        Ameriprise Trust Company                                                         91.29%
Equity           -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.89%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.70%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.25%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.16%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.64%
----------------------------------------------------------------------------------------------------------------------------------
Large Cap        Charles Schwab                          14.49%                                   65.23%
Value            -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.71%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       19.64%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.18%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            5.15%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.86%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                             34.77%
----------------------------------------------------------------------------------------------------------------------------------
Limited          Charles Schwab                          20.06%                                   83.70%
Duration Bond    -----------------------------------------------------------------------------------------------------------------
                 John W. and Cecelia E. Kramar,                              14.35%
                 Hacienda Hgts, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Michael N. Stanley,                                          6.62%
                 Palm Springs, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Rita R. and Lawrence E. Dale,                                5.48%
                 Barstow, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Donald and Elizabeth L. Snow,                                5.30%
                 Derry, NH
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Conservative Fund                                   41.92%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            57.56%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Amerprise Financial                                                             100.00%                43.28%(c)
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 181

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------

California       Linda A. Wochnik, Sierra Madre, CA                 7.38%
Tax-Exempt(d)    -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                                         100.00%
                 -----------------------------------------------------------------------------------------------------------------
                 Arthur Mendel and Dorothy Mendel                             8.18%
                 as the Trustees of the Dorothy M.
                 Mendel Irrev. Trust, Richmond, CA
----------------------------------------------------------------------------------------------------------------------------------
Diversified      Charles Schwab                           6.47%
Bond             -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         96.67%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     13.09%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       37.93%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            34.23%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            11.87%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts    Charles Schwab                           5.73%
Tax-Exempt(d)    -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                                         100.00%
                 -----------------------------------------------------------------------------------------------------------------
                 June P. Venette and Norman E.                               15.53%
                 Venette as the Trustees of the
                 Norman E. Venette Revocable Trust,
                 Orange, MA
                 -----------------------------------------------------------------------------------------------------------------
                 Rita Hashem, Tewksbury, MA                                   8.72%
                 -----------------------------------------------------------------------------------------------------------------
                 Alphonse A. Di Nardo and                                     7.30%
                 Linda Di Nardo, Leominster, MA
                 -----------------------------------------------------------------------------------------------------------------
                 Kevin H. and Nancy A. Aiken,                                 6.94%
                 Athol, MA
                 -----------------------------------------------------------------------------------------------------------------
                 Charles M. and Carol A. Breau,                               6.51%
                 Clinton, MA
                 -----------------------------------------------------------------------------------------------------------------
                 Lillian R. Sanford, Haverhill, MA                            6.48%
----------------------------------------------------------------------------------------------------------------------------------
Michigan         Ameriprise Financial                                                                         100.00%
Tax-Exempt(d)    -----------------------------------------------------------------------------------------------------------------
                 Donald E. Baker and Stephen E.                     5.95%
                 Baker, Dearborn Hts, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Chester V. Mysliwiec and                           5.73%
                 Rose M. Mysliwiec as the Trustees
                 of the Rose M. Mysliwiec Living
                 Trust, Grand Rapids, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Barry J. Fishman and                                         7.52%
                 Teresa A. McMahon, as Trustees for
                 the Barry J. Fishman Living Trust,
                 Ann Arbor, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Francis D. and Isabel S. Kinser,                             5.63%
                 Waterford, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Carl L. and Marian A. Beaver,                                5.57%
                 Riga, MI
                 -----------------------------------------------------------------------------------------------------------------
                 Lorne R. and Vivian T. Trainor,                              5.38%
                 Erie, MI
----------------------------------------------------------------------------------------------------------------------------------
Minnesota        Ameriprise Financial                                                                         100.00%
Tax-Exempt(d)
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 182

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
New York         Charles Schwab                           5.48%
Tax-Exempt(d)    -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                                         100.00%
                 -----------------------------------------------------------------------------------------------------------------
                 Charles D. Adler and Judith E.                               7.23%
                 Adler, New York, NY
                 -----------------------------------------------------------------------------------------------------------------
                 Ena S. Ryan, Brooklyn, NY                                    5.31%
                 -----------------------------------------------------------------------------------------------------------------
                 Arthur Ezersky and Sandra Ezersky,                           5.01%
                 Woodbury, NY
----------------------------------------------------------------------------------------------------------------------------------
Ohio             Ameriprise Financial                                                                         100.00%
Tax-Exempt(d)    -----------------------------------------------------------------------------------------------------------------
                 Richard L. Sears, Parma, OH                                  8.21%
                 -----------------------------------------------------------------------------------------------------------------
                 Joseph A. Sears, Berea, OH                                   8.21%
                 -----------------------------------------------------------------------------------------------------------------
                 James N. Sears, Columbus, OH                                 8.21%
                 -----------------------------------------------------------------------------------------------------------------
                 David A. Sears, Brunswick, OH                                5.82%
                 -----------------------------------------------------------------------------------------------------------------
                 George and Ophelia M. Hill,                                  5.40%
                 Cincinnati, OH

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------

Balanced         Ameriprise Trust Company                                                         99.77%
----------------------------------------------------------------------------------------------------------------------------------
Diversified      Charles Schwab                          24.59%
Equity Income    -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     32.41%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.02%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.41%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.50%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.82%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         57.21%
                 -----------------------------------------------------------------------------------------------------------------
                 Wells Fargo Bank, Minneapolis, MN                                                16.44%
                 -----------------------------------------------------------------------------------------------------------------
                 Holland American Life,                                                           12.93%
                 Minneapolis, MN
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value    Charles Schwab                          35.80%                                   98.04%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.58%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.04%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.58%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.41%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.78%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         78.84%
                 -----------------------------------------------------------------------------------------------------------------
                 John Hancock Life Insurance                                                      12.41%
                 Company, Buffalo, NY
----------------------------------------------------------------------------------------------------------------------------------
Strategic        Charles Schwab                           9.08%                                   16.25%
Allocation       -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         83.75%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 183

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------

Absolute         Ameriprise Financial                   100.00%   100.00%   100.00%              100.00%                  100%(c)
Return           -----------------------------------------------------------------------------------------------------------------
Currency and     Income Builder Enhanced Income                                         8.84%
Income           -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        10.20%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     13.09%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       21.28%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            26.60%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   11.73%
----------------------------------------------------------------------------------------------------------------------------------
Disciplined      Ameriprise Financial                    85.29%              25.45%               49.24%                97.48%(c)
International    -----------------------------------------------------------------------------------------------------------------
Equity           Charles Schwab                                                                   50.76%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        24.75%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        23.18%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           10.12%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2040                                                   7.94%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2020                                                   7.61%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2030                                                   6.99%
                 -----------------------------------------------------------------------------------------------------------------
                 Retirement Plus 2025                                                   5.98%
                 -----------------------------------------------------------------------------------------------------------------
                 Corine and Cornelius Armstrong,                              7.17%
                 Chicago, IL
                 -----------------------------------------------------------------------------------------------------------------
                 Michelle, Aaron and Joshua                                  23.66%
                 Flanery, Roseville, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Jon L. and Patricia M. Worthing,                            35.34%
                 Santa Clarita, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Diana T. and Murray R. Johnson, La                 8.26%
                 Grange, IL
                 -----------------------------------------------------------------------------------------------------------------
                 Betty C. Russell, Orlando, FL                      7.93%
                 -----------------------------------------------------------------------------------------------------------------
                 Timothy and Gayle A. Callahan,                     6.70%
                 Liberty Twp, OH
                 -----------------------------------------------------------------------------------------------------------------
                 Lois and Harvey Retzloff, Chicago,                 5.86%
                 IL
                 -----------------------------------------------------------------------------------------------------------------
                 Drew R. and Madelyn H. Miller,                     5.68%
                 Bloomsburg, PA
                 -----------------------------------------------------------------------------------------------------------------
                 Audree J. Schmidt, Stockton, CA                    5.37%
                 -----------------------------------------------------------------------------------------------------------------
                 Byron G. Lee and Audrey Y.                         5.15%
                 Williams-Lee, Oak Park, IL
----------------------------------------------------------------------------------------------------------------------------------
Emerging         Ameriprise Trust Company                                                         78.55%
Markets          -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          14.93%                                   21.45%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.94%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.32%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            33.06%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Conservative Fund                                    5.51%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   21.13%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 184

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
Emerging         Ameriprise Financial                    84.83%              19.61%               70.59%                95.94%(c)
Markets Bond     -----------------------------------------------------------------------------------------------------------------
                 Richard J. and Rita A. Barse,                      9.41%
                 New Haven, CT
                 -----------------------------------------------------------------------------------------------------------------
                 Paul F. and Maureen M. Bultinck,                   5.38%
                 Mishawaka, IN
                 -----------------------------------------------------------------------------------------------------------------
                 Kimberly S. and Scott E. Duerr,                             14.41%
                 Sulphur Springs, TX
                 -----------------------------------------------------------------------------------------------------------------
                 Wesley W. Smith, Houston, TX                                13.49%
                 -----------------------------------------------------------------------------------------------------------------
                 Jane A. O'Rourke and Frank K.                               11.94%
                 O'Hara, Hallowell, ME
                 -----------------------------------------------------------------------------------------------------------------
                 Terry I. and Valerie G. Hansen,                             11.90%
                 Midvale, UT
                 -----------------------------------------------------------------------------------------------------------------
                 Carl J. and Ruth E. Allrich,                                11.47%
                 St. Charles, MO
                 -----------------------------------------------------------------------------------------------------------------
                 Michael and Lisa Fischer, Fremont,                          10.21%
                 CA
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Enhanced Income                                        36.16%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Moderate Income                                        49.26%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                           12.60%
----------------------------------------------------------------------------------------------------------------------------------
European         Ameriprise Financial                                                 100.00%     50.90%
Equity           -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          12.95%                                   49.10%
                 -----------------------------------------------------------------------------------------------------------------
                 Marilyn O. Matthews Trust,                                   7.79%
                 Pasadena, CA
----------------------------------------------------------------------------------------------------------------------------------
Global Bond      Charles Schwab                          14.40%                                  100.00%
                 -----------------------------------------------------------------------------------------------------------------
                 Income Builder Basic Income                                            6.37%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       32.49%                           30.38%(c)
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            38.68%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            10.79%
                 Conservative Fund
----------------------------------------------------------------------------------------------------------------------------------
Global Equity    Ameriprise Trust Company                                                         85.55%
                 -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          14.01%
                 -----------------------------------------------------------------------------------------------------------------
                 Met Life Securities, Inc.,                                                        9.33%
                 Jersey City, NJ
----------------------------------------------------------------------------------------------------------------------------------
Global           Ameriprise Financial                                                 100.00%
Technology       -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         73.88%
                 -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          13.94%                                   26.03%
----------------------------------------------------------------------------------------------------------------------------------
International    Charles Schwab                          13.83%                                   97.78%
Aggressive       -----------------------------------------------------------------------------------------------------------------
Growth           Portfolio Builder Aggressive Fund                                     19.61%                           25.69%(c)
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.04%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.44%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.44%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.78%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 185

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)
----------------------------------------------------------------------------------------------------------------------------------
International    Ameriprise Financial                                                              7.78%                35.19%(c)
Equity           -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          11.64%                                   92.22%
                 -----------------------------------------------------------------------------------------------------------------
                 Daniel and Linda L. Miklovic,                                5.60%
                 St. Louis, MO
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.58%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.07%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.43%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.43%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.78%
----------------------------------------------------------------------------------------------------------------------------------
International    Charles Schwab                          13.36%                                   77.43%
Opportunity      -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.60%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.03%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.46%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.43%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.79%
                 -----------------------------------------------------------------------------------------------------------------
                 Met Life, Jersey City, NJ                                                        22.57%
----------------------------------------------------------------------------------------------------------------------------------
International    Charles Schwab                          21.33%                                   98.79%
Select Value     -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.56%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.07%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.45%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.44%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.78%
----------------------------------------------------------------------------------------------------------------------------------
International    Ameriprise Financial                                                             18.27%
Small Cap        -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab                          16.46%                                   81.73%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                     19.45%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                       20.07%
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                            32.61%
                 Aggressive Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate                                             5.34%
                 Conservative Fund
                 -----------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                   20.74%
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Jan. 29, 2007                   Page 186

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PERCENT
     FUND                 SHAREHOLDER NAME,            CLASS A   CLASS B   CLASS C   CLASS I   CLASS R4(a)   CLASS Y     OF FUND
                           CITY AND STATE                                                                              (if greater
                                                                                                                        than 25%)

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------

Intermediate     Charles Schwab                           9.90%
Tax-Exempt       -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                                         100.00%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth   Charles Schwab                           5.29%
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         56.81%
                 -----------------------------------------------------------------------------------------------------------------
                 GWFS Equities Inc.,                                                              24.73%
                 Greenwood Village, CO
                 -----------------------------------------------------------------------------------------------------------------
                 Charles Schwab Trust Co.,                                                        16.91%
                 San Francisco, CA
                 -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                 100.00%
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       J. Hayley Stephens, Calhoun, GA                              6.73%
Bond             -----------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                                         100.00%
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       Ameripise Financial                                                                          100.00%
High Income

----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       None
Money Market
----------------------------------------------------------------------------------------------------------------------------------


(a)   Effective Dec. 11, 2006 Class Y was renamed Class R4.

(b) Charles Schwab holds of record 100% of Class D shares and 16.67% of Class E shares and Ameriprise Trust Company holds 83.25% of Class E shares.

(c) Combination of Ameriprise Financial initial capital and affiliated funds-of-funds' investments in Class I shares.

(d)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.


A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, directors, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.


Statement of Additional Information - Jan. 29, 2007                   Page 187

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


Statement of Additional Information - Jan. 29, 2007                   Page 188

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.


Statement of Additional Information - Jan. 29, 2007                   Page 189

                                                                    APPENDIX A

                            DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      o     Nature of and provisions of the obligation.

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay


Statement of Additional Information - Jan. 29, 2007                   Page 190
principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Statement of Additional Information - Jan. 29, 2007                   Page 191

FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


Statement of Additional Information - Jan. 29, 2007                   Page 192

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


Statement of Additional Information - Jan. 29, 2007                   Page 193

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Statement of Additional Information - Jan. 29, 2007                   Page 194

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - Jan. 29, 2007                   Page 195

                                                                    APPENDIX B

                            STATE TAX-EXEMPT FUNDS
                              STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

      o the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

      o     natural disasters and ecological or environmental concerns;

      o the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

      o the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

      o economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Jan. 29, 2007                   Page 196

                                                                    APPENDIX C

                              S&P 500 INDEX FUND

                ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                                                               S-6500 T (1/07)


Statement of Additional Information - Jan. 29, 2007                   Page 197

INVESTMENTS IN SECURITIES

NOV. 30, 2006

(Percentages represent value of investments compared to net assets)

MUNICIPAL BONDS (97.4%)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
ALABAMA (0.3%)
Montgomery Medical Clinic Board
   Revenue Bonds
   Jackson Hospital & Clinic
   Series 2006
      03-01-21                     5.13%  $     250,000(f)  $       264,205
---------------------------------------------------------------------------

ALASKA (0.6%)
State of Alaska
   Refunding Revenue Bonds
   Series 2006A (MBIA) A.M.T.
      10-01-14                     5.00         500,000             537,795
---------------------------------------------------------------------------

ARIZONA (2.3%)
Arizona School Facilities Board
   Revenue Bonds
   State School Improvement
   Series 2002
      07-01-10                     5.50       1,000,000           1,066,580
Queen Creek Improvement District #1
   Special Assessment Bonds
   Series 2006
      01-01-14                     5.00         500,000             521,395
      01-01-18                     5.00         500,000             517,895
                                                            ---------------
Total                                                             2,105,870
---------------------------------------------------------------------------

CALIFORNIA (10.6%)
Alameda Corridor Transportation Authority
   Revenue Bonds
   Senior Lien
   Series 1999A (MBIA)
      10-01-18                     5.13       2,000,000           2,100,240
California Housing Finance Agency
   Revenue Bonds
   Home Mtge
   Series 2006H (FGIC) A.M.T.
      08-01-30                     5.75         500,000             541,455

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
CALIFORNIA (CONT.)
California Housing Finance Agency
   Revenue Bonds
   Home Mtge
   Series 2006K A.M.T.
      02-01-42                     5.50%  $     500,000     $       535,600
City of Long Beach
   Refunding Revenue Bonds
   Series 2005A (MBIA) A.M.T.
      05-15-20                     5.00       1,000,000           1,069,560
Los Angeles Harbor Department
   Refunding Revenue Bonds
   Series 2006A (MBIA) A.M.T.
      08-01-13                     5.00         500,000             537,095
      08-01-16                     5.00         510,000             555,609
San Diego Unified School District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1999A (FGIC)
      07-01-12                     3.70       2,000,000(e)        1,625,120
State of California
   Unlimited General Obligation Bonds
   Series 2004A
      07-01-14                     5.25         500,000             554,940
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2003
      11-01-16                     5.25       2,000,000           2,201,399
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 2000
      05-01-19                     5.63         225,000             241,916
                                                            ---------------
Total                                                             9,962,934
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
COLORADO (0.6%)
Colorado Health Facilities Authority
   Revenue Bonds
   Evangelical Lutheran
   Series 2005
      06-01-23                     5.25%  $     500,000(h)  $       537,900
---------------------------------------------------------------------------

FLORIDA (3.8%)
Bonita Springs-Vasari Community Development District
   Special Assessment Bonds
   Capital Improvement
   Series 2001B
      05-01-09                     6.20         215,000             216,249
Grand Haven Community Development District
   Special Assessment Bonds
   Series 2002
      11-01-07                     6.13          25,000              25,026
Harbor Bay Community Development District
   Special Assessment Bonds
   Series 2001B
      05-01-10                     6.35         135,000             137,080
Highlands County Health Facilities Authority
   Refunding Revenue Bonds
   Hospital - Adventist Health
   Series 2005A
      11-15-22                     5.00       1,000,000           1,060,650
Landmark at Doral Community Development District
   Special Assessment Bonds
   Series 2006B
      05-01-15                     5.20         500,000             507,925
Renaissance Communications Development District
   Special Assessment Bonds
   Series 2002B
      05-01-08                     6.25          65,000              65,634
Sterling Hill Community Development District
   Special Assessment Bonds
   Series 2003B
      11-01-10                     5.50         430,000             435,620
Village Center Community Development District
   Recreational Revenue Bonds
   Series 2003B
      01-01-18                     6.35       1,000,000           1,073,961

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
FLORIDA (CONT.)
Waterchase Community Development District
   Revenue Bonds
   Series 2001B
      05-01-08                     5.90%  $      15,000     $        15,071
                                                            ---------------
Total                                                             3,537,216
---------------------------------------------------------------------------

GEORGIA (1.7%)
Appling County Development Authority
   Revenue Bonds
   Power Company Plant Hatch Project
   Series 2006 (AMBAC)
      07-01-16                     4.40         500,000             511,625
City of Atlanta
   Refunding Revenue Bonds
   Series 2003D (FGIC) A.M.T.
      01-01-16                     5.25       1,000,000           1,080,780
                                                            ---------------
Total                                                             1,592,405
---------------------------------------------------------------------------

ILLINOIS (4.8%)
City of Chicago
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1997 (FGIC)
      11-01-15                     4.36       2,000,000(e)        1,412,960
County of Cook
   Prerefunded Unlimited General Obligation Bonds
   Capital Improvement
   Series 1999A (FGIC)
      11-15-17                     5.25       2,000,000           2,115,700
Lake County Community High School District #117
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000B (FGIC)
      12-01-08                     5.13       1,000,000(e)          931,130
                                                            ---------------
Total                                                             4,459,790
---------------------------------------------------------------------------

INDIANA (2.3%)
Indiana Municipal Power Agency
   Revenue Bonds
   Series 2003B (MBIA)
      01-01-11                     5.00       2,000,000           2,110,560
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 15

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
KANSAS (1.1%)
City of Salina
   Improvement Refunding Revenue Bonds
   Salina Regional Health
   Series 2006
      10-01-22                     5.00%  $     500,000     $       533,345
University of Kansas Hospital Authority
   Improvement Refunding Revenue Bonds
   Health System
   Series 2006
      09-01-23                     5.00         500,000(f)          528,755
                                                            ---------------
Total                                                             1,062,100
---------------------------------------------------------------------------

LOUISIANA (4.7%)
Louisiana State Citizens Property Insurance Corporation
   Revenue Bonds
   Series 2006B (AMBAC)
      06-01-16                     5.00         500,000             550,355
State of Louisiana
   Revenue Bonds
   Series 2002A (AMBAC)
      06-01-17                     5.38       2,750,000           2,996,868
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2001B
      05-15-30                     5.50         750,000             792,870
                                                            ---------------
Total                                                             4,340,093
---------------------------------------------------------------------------

MARYLAND (1.1%)
State of Maryland
   Unlimited General Obligation Bonds
   State & Local Facilities Loan
   2nd Series 2001
      07-15-08                     5.25       1,000,000           1,027,780
---------------------------------------------------------------------------

MASSACHUSETTS (2.4%)
Commonwealth of Massachusetts
   Limited General Obligation Bonds
   Series 2002C (FGIC)
      11-01-14                     5.50       2,000,000           2,259,360
---------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
MICHIGAN (3.7%)
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2001
      10-01-20                     5.00%  $   1,500,000     $     1,587,360
Saginaw Hospital Finance Authority
   Refunding Revenue Bonds
   Covenant Medical Center
   Series 2004G
      07-01-22                     5.13       1,000,000           1,060,770
Wayne County Airport Authority
   Revenue Bonds
   Detroit Metro Wayne County Airport
   Series 2005 (MBIA) A.M.T.
      12-01-19                     4.75         750,000             780,615
                                                            ---------------
Total                                                             3,428,745
---------------------------------------------------------------------------

MINNESOTA (5.2%)
Osseo Independent School District #279
   Unlimited General Obligation Refunding Bonds
   School Building
   Series 2000A
   (School District Credit Enhancement Program)
      02-01-14                     5.75       2,000,000           2,144,540
St. Paul Housing & Redevelopment Authority
   Revenue Bonds
   HealthPartners Obligation Group Project
   Series 2006
      05-15-23                     5.25         500,000             536,420
State of Minnesota
   Unlimited General Obligation Bonds
   Series 2000
      06-01-17                     5.50       2,000,000           2,126,920
                                                            ---------------
Total                                                             4,807,880
---------------------------------------------------------------------------

MONTANA (0.6%)
Montana Board of Housing
   Revenue Bonds
   Single Family Mortgage
   Series 2006C-2 A.M.T.
      12-01-37                     5.75         500,000             543,515
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NEW HAMPSHIRE (0.6%)
New Hampshire Business Finance Authority
   Revenue Bonds
   Public Service Company of New Hampshire Project
   Series 2006B (MBIA) A.M.T.
      05-01-21                     4.75%  $     500,000     $       519,925
---------------------------------------------------------------------------

NEW JERSEY (2.4%)
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds
   South Jersey Hospital
   Series 2006
      07-01-20                     5.00       1,050,000           1,111,372
New Jersey Transportation Trust Fund Authority
   Revenue Bonds
   Transportation System
   Series 2006A
      12-15-21                     5.50         250,000             292,355
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-42                     6.13         205,000             225,174
Tobacco Settlement Financing Corporation
   Revenue Bonds
   Series 2003
      06-01-10                     4.25         200,000             201,418
      06-01-11                     4.50         180,000             182,551
Tobacco Settlement Financing
   Revenue Bonds
   Series 2003
      06-01-41                     7.00         225,000             260,870
                                                            ---------------
Total                                                             2,273,740
---------------------------------------------------------------------------

NEW YORK (12.4%)
City of New York
   Unlimited General Obligation Bonds
   Series 2003J
      06-01-19                     5.50       2,000,000           2,203,560
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2002B (MBIA)
      07-01-13                     5.50       2,250,000           2,506,499

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NEW YORK (CONT.)
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2005F
      11-15-12                     5.00%  $     750,000     $       803,235
New York City Industrial Development Agency
   Revenue Bonds
   Queens Baseball Stadium Pilot
   Series 2006 (AMBAC)
      01-01-23                     5.00         500,000             544,130
New York City Industrial Development Agency
   Revenue Bonds
   Terminal One Group Association Project
   Series 2005 A.M.T.
      01-01-21                     5.50         500,000             547,415
New York State Energy Research & Development
   Authority
   Revenue Bonds
   New York State Electric & Gas
   Series 1985 (MBIA)
      03-15-15                     4.10       1,160,000           1,179,987
New York State Urban Development Corporation
   Revenue Bonds
   Series 2002C
      01-01-11                     5.00       2,375,000           2,500,756
Tobacco Settlement Financing Authority
   Asset-backed Revenue Bonds
   Series 2003A-1
      06-01-19                     5.50       1,250,000           1,374,950
                                                            ---------------
Total                                                            11,660,532
---------------------------------------------------------------------------

NORTH CAROLINA (6.0%)
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003A
      01-01-10                     5.50       1,000,000           1,047,350
North Carolina Housing Finance Agency
   Revenue Bonds
   Series 2006A-25 A.M.T.
      01-01-37                     5.75       1,000,000           1,074,900
North Carolina Housing Finance Agency
   Revenue Bonds
   Series 2006A-26 A.M.T.
      01-01-38                     5.50         250,000(f)          266,410

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 17

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
NORTH CAROLINA (CONT.)
North Carolina Municipal Power Agency #1 Catawba
   Revenue Bonds
   Series 2003A
      01-01-12                     5.50%  $   1,000,000     $     1,072,960
State of North Carolina
   Prerefunded Unlimited General Obligation Public
   Improvement Bonds
   Series 1999A
      03-01-15                     5.25       2,000,000           2,109,860
                                                            ---------------
Total                                                             5,571,480
---------------------------------------------------------------------------

NORTH DAKOTA (0.9%)
Ward County
   Revenue Bonds
   Trinity Obligated Group
   Series 2006
      07-01-15                     5.25         750,000             812,355
---------------------------------------------------------------------------

OHIO (9.5%)
City of Cincinnati
   Unlimited General Obligation Bonds
   Series 2000
      12-01-16                     5.25       1,650,000           1,758,521
County of Cuyahoga
   Refunding Revenue Bonds
   Series 2003A
      01-01-11                     5.50       2,000,000           2,141,119
      01-01-17                     6.00       1,500,000           1,691,205
Miami County
   Improvement Refunding Revenue Bonds
   Upper Valley Medical Center
   Series 2006
      05-15-21                     5.25         500,000             538,550
Ohio State Turnpike Commission
   Refunding Revenue Bonds
   Series 2001B (FSA)
      02-15-08                     5.00       1,000,000           1,017,350
State of Ohio
   Unlimited General Obligation Bonds
   Conservation Projects
   Series 2005A
      03-01-20                     5.00         750,000(h)          800,820

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
OHIO (CONT.)
State of Ohio
   Unlimited General Obligation Bonds
   Higher Education
   Series 2002A
      08-01-18                     5.38%  $     800,000     $       868,584
                                                            ---------------
Total                                                             8,816,149
---------------------------------------------------------------------------

PUERTO RICO (3.2%)(d)
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003A
      07-01-21                     5.25         375,000             402,743
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2006A
      07-01-24                     5.25         375,000             411,338
      07-01-26                     5.25       1,000,000           1,096,069
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 1996Y
      07-01-13                     6.25         500,000             568,770
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2005K
      07-01-19                     5.00         500,000             534,100
                                                            ---------------
Total                                                             3,013,020
---------------------------------------------------------------------------

RHODE ISLAND (1.1%)
Rhode Island Housing & Mortgage Finance Corporation
   Revenue Bonds
   Homeownership Opportunity
   Series 2006TY-51-A
      10-01-26                     4.65       1,000,000           1,023,510
---------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
SOUTH CAROLINA (2.3%)
Columbia
   Certificate of Participation
   Tourism Development Fee Pledge
   Series 2003 (AMBAC)
      06-01-12                     5.00%  $   1,735,000     $     1,864,830
Tobacco Settlement Revenue Management Authority
   Revenue Bonds
   Series 2001B
      05-15-22                     6.00         250,000             265,233
                                                            ---------------
Total                                                             2,130,063
---------------------------------------------------------------------------

TENNESSEE (4.8%)
Clarksville Natural Gas Acquisition Corporation
   Revenue Bonds
   Series 2006
      12-15-20                     5.00         500,000             551,575
      12-15-21                     5.00         500,000             552,480
Tennessee Energy Acquisition Corporation
   Revenue Bonds
   Series 2006A
      09-01-18                     5.25       1,500,000           1,681,665
      09-01-20                     5.25         885,000(h)        1,000,006
      09-01-22                     5.25         625,000             711,619
                                                            ---------------
Total                                                             4,497,345
---------------------------------------------------------------------------

TEXAS (2.3%)
Brazosport Independent School District
   Unlimited General Obligation Bonds
   Series 2003C
   (Permanent School Fund Guarantee)
      02-15-19                     5.00       2,000,000           2,124,440
---------------------------------------------------------------------------

VIRGINIA (3.1%)
Richmond Metropolitan Authority
   Refunding Revenue Bonds
   Series 2002 (FGIC)
      07-15-15                     5.25       2,125,000           2,389,244
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2005
      06-01-26                     5.50         500,000             531,425
                                                            ---------------
Total                                                             2,920,669
---------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL              VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE (b,c)
WASHINGTON (3.0%)
County of King
   Unrefunded Limited General Obligation Bonds
   Series 2002
      12-01-13                     5.50%  $   1,560,000     $     1,739,665
Port of Seattle
   Limited General Obligation Bonds
   Series 2000B A.M.T.
      12-01-21                     5.90       1,000,000           1,078,200
                                                            ---------------
Total                                                             2,817,865
---------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $88,296,097)                                         $    90,759,241
---------------------------------------------------------------------------

MUNICIPAL NOTES (1.6%)

ISSUE (c,g)                    EFFECTIVE      AMOUNT               VALUE(a)
                                 YIELD      PAYABLE AT
                                             MATURITY
COLORADO (1.2%)
Colorado Educational & Cultural Facilities Authority
   Revenue Bonds
   National Jewish Federal Building Project
   V.R.D.N. Series 2003-A1 (Bank of America)
      09-01-33                   3.65%    $     630,000     $       630,000
Colorado Educational & Cultural Facilities Authority
   Revenue Bonds
   National Jewish Federal Building Project
   V.R.D.N. Series 2004 (Bank of America)
      02-01-35                   3.65           500,000             500,000
                                                            ---------------
Total                                                             1,130,000
---------------------------------------------------------------------------

MASSACHUSETTS (0.4%)
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   V.R.D.N. Series 1999R
      11-01-49                   3.55           400,000             400,000
---------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $1,530,000)                                          $     1,530,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $89,826,097)(i)                                      $    92,289,241
===========================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 19

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA   - ACA Financial Guaranty Corporation
      AMBAC - Ambac Assurance Corporation
      BIG   - Bond Investors Guarantee
      CGIC  - Capital Guaranty Insurance Company
      CIFG  - IXIS Financial Guaranty
      FGIC  - Financial Guaranty Insurance Company
      FHA   - Federal Housing Authority
      FNMA  - Federal National Mortgage Association
      FHLMC - Federal Home Loan Mortgage Corporation
      FSA   - Financial Security Assurance
      GNMA  - Government National Mortgage Association
      MBIA  - MBIA Insurance Corporation
      XLCA  - XL Capital Assurance

(c)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T.   - Alternative Minimum Tax - At Nov. 30, 2006, the value of securities subject to alternative minimum tax represented 10.4% of net assets.
      B.A.N.   - Bond Anticipation Note
      C.P.     - Commercial Paper
      R.A.N.   - Revenue Anticipation Note
      T.A.N.   - Tax Anticipation Note
      T.R.A.N. - Tax & Revenue Anticipation Note
      V.R.     - Variable Rate
      V.R.D.B. - Variable Rate Demand Bond
      V.R.D.N. - Variable Rate Demand Note

(d) Municipal o bligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.2% of net assets at Nov. 30, 2006.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) At Nov. 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,057,750.

(g) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2006.


------------------------------------------------------------------------------

20 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      -------------------------------------------------------------------------
      SALE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                           $ 1,200,000
      U.S. Treasury Note, Dec. 2006, 10-year                          2,800,000

(i) At Nov. 30, 2006, the cost of securities for federal income tax purposes was $89,826,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $2,468,813
      Unrealized depreciation                                            (5,669)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                    $2,463,144
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 21

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $89,826,097)                                           $92,289,241
Cash in bank on demand deposit                                                  49,411
Capital shares receivable                                                      200,000
Accrued interest receivable                                                  1,352,410
Receivable for investment securities sold                                      505,196
--------------------------------------------------------------------------------------
Total assets                                                                94,396,258
--------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                               24,881
Capital shares payable                                                           3,988
Payable for investment securities purchased                                  1,076,938
Accrued investment management services fee                                         993
Accrued distribution fee                                                        20,084
Accrued transfer agency fee                                                          8
Accrued administrative services fee                                                178
Other accrued expenses                                                          50,231
--------------------------------------------------------------------------------------
Total liabilities                                                            1,177,301
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $93,218,957
======================================================================================
REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                    $   174,995
Additional paid-in capital                                                  90,974,545
Undistributed net investment income                                                  3
Accumulated net realized gain (loss) (Note 7)                                 (333,235)
Unrealized appreciation (depreciation) on investments (Note 5)               2,402,649
--------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock    $93,218,957
======================================================================================
Net assets applicable to outstanding
   shares:                                 Class A                         $79,222,404
                                           Class B                         $10,105,406
                                           Class C                         $ 3,889,860
                                           Class Y                         $     1,287
Net asset value per share of outstanding
   capital stock:                          Class A shares   14,870,237     $      5.33
                                           Class B shares    1,898,265     $      5.32
                                           Class C shares      730,718     $      5.32
                                           Class Y shares          243     $      5.30
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED NOV. 30, 2006

INVESTMENT INCOME
Income:
Interest                                                                               $4,381,860
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        435,316
Distribution fee
   Class A                                                                                222,998
   Class B                                                                                129,780
   Class C                                                                                 48,379
Transfer agency fee                                                                        76,762
Incremental transfer agency fee
   Class A                                                                                  5,452
   Class B                                                                                  2,006
   Class C                                                                                    913
Service fee - Class Y                                                                           1
Administrative services fees and expenses                                                  74,912
Compensation of board members                                                               9,964
Custodian fees                                                                             15,105
Printing and postage                                                                       34,338
Registration fees                                                                          36,545
Audit fees                                                                                 22,000
Other                                                                                      10,730
-------------------------------------------------------------------------------------------------
Total expenses                                                                          1,125,201
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)      (144,374)
-------------------------------------------------------------------------------------------------
                                                                                          980,827
   Earnings and bank fee credits on cash balances (Note 2)                                 (9,514)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                        971,313
-------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                          3,410,547
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        (283,526)
   Futures contracts                                                                      (49,709)
   Payment from affiliate (Note 2)                                                          4,383
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (328,852)
Net change in unrealized appreciation (depreciation) on investments                     1,488,857
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          1,160,005
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $4,570,552
=================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED NOV. 30,                                                       2006             2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                        $  3,410,547    $   4,148,750
Net realized gain (loss) on investments                                   (328,852)         655,714
Net change in unrealized appreciation (depreciation) on investments      1,488,857       (2,409,450)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          4,570,552        2,395,014
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                           (2,959,220)      (3,509,391)
      Class B                                                             (331,540)        (463,305)
      Class C                                                             (123,975)        (175,993)
      Class Y                                                                  (44)             (42)
   Net realized gain
      Class A                                                             (531,101)        (685,008)
      Class B                                                              (88,674)        (122,930)
      Class C                                                              (31,916)         (49,247)
      Class Y                                                                   (7)              (7)
---------------------------------------------------------------------------------------------------
Total distributions                                                     (4,066,477)      (5,005,923)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                              13,682,591       15,614,017
   Class B shares                                                          628,788        1,549,703
   Class C shares                                                          336,680          776,113
Reinvestment of distributions at net asset value
   Class A shares                                                        3,048,398        3,773,671
   Class B shares                                                          364,014          523,310
   Class C shares                                                          143,499          215,022
Payments for redemptions
   Class A shares                                                      (40,057,297)     (40,991,970)
   Class B shares (Note 2)                                              (7,728,738)      (7,453,027)
   Class C shares (Note 2)                                              (2,736,371)      (3,877,352)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      (32,318,436)     (29,870,513)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (31,814,361)     (32,481,422)
Net assets at beginning of year                                        125,033,318      157,514,740
---------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 93,218,957    $ 125,033,318
===================================================================================================
Undistributed (excess of distributions over) net investment income    $          3    $        (148)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Tax-Exempt Series, Inc. (formerly AXP Tax-Exempt Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o     Class Y shares have no sales charge and are not currently offered.

The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 25 faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2006, the Fund has entered into outstanding when-issued securities of $1,057,750.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


------------------------------------------------------------------------------

26 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2006.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 27

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,383 and accumulated net realized loss has been increased by $4,040 resulting in a net reclassification adjustment to decrease paid-in capital by $343.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                       2006         2005
------------------------------------------------------------------------------
CLASS A

Distributions paid from:
   Ordinary income - tax exempt distributions* .....   $3,009,729   $3,509,391
   Long-term capital gain ..........................      480,592      685,008

CLASS B
Distributions paid from:
   Ordinary income - tax exempt distributions* .....      339,973      463,305
   Long-term capital gain ..........................       80,241      122,930

CLASS C
Distributions paid from:
   Ordinary income - tax exempt distributions* .....      127,010      175,993
   Long-term capital gain ..........................       28,881       49,247

CLASS Y
Distributions paid from:
   Ordinary income - tax exempt distributions* .....           45           42
   Long-term capital gain ..........................            6            7

* Tax-exempt distributions were 99.11% and 100% for the years ended 2006 and 2005, respectively.

At Nov. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed income ............................................  $   24,885
Accumulated long-term gain (loss) ...............................  $ (393,731)
Unrealized appreciation (depreciation) ..........................  $2,463,144

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.


------------------------------------------------------------------------------

28 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.39% to 0.25% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.45% to 0.35% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $2,525 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 29

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class Y. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class Y shares.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class Y. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class Y shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $72,088 for Class A, $42,612 for Class B and $580 for Class C for the year ended Nov. 30, 2006.


------------------------------------------------------------------------------

30 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

For the year ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $69,448, $10,006 and $3,897, respectively, and the management fees waived at the Fund level were $61,023. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $9,514 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $4,383 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $36,068,454 and $67,043,408, respectively, for the year ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED NOV. 30, 2006
                                         CLASS A      CLASS B    CLASS C    CLASS Y
-----------------------------------------------------------------------------------
Sold                                    2,599,433      119,480     64,148        --
Issued for reinvested distributions       579,602       69,301     27,317        --
Redeemed                               (7,615,229)  (1,473,241)  (521,010)       --
-----------------------------------------------------------------------------------
Net increase (decrease)                (4,436,194)  (1,284,460)  (429,545)       --
-----------------------------------------------------------------------------------

                                             YEAR ENDED NOV. 30, 2005
                                        CLASS A       CLASS B    CLASS C    CLASS Y
-----------------------------------------------------------------------------------
Sold                                    2,913,494      289,119    144,669        --
Issued for reinvested distributions       703,784       97,654     40,098        --
Redeemed                               (7,654,669)  (1,392,328)  (723,182)       --
-----------------------------------------------------------------------------------
Net increase (decrease)                (4,037,391)  (1,005,555)  (538,415)       --
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 31

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2006, investments in securities included securities valued at $40,093 that were pledged as collateral to cover initial margin deposits on 40 open sale contracts. The notional market value of the open sale contracts at Nov. 30, 2006 was $4,427,563 with a net unrealized loss of $60,495. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $393,731 at Nov. 30, 2006, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

32 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 33

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

34 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006      2005      2004      2003      2002
Net asset value, beginning of period      $  5.29   $  5.39   $  5.43   $  5.29   $  5.19
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .17       .17       .16       .15       .16
Net gains (losses) (both realized
   and unrealized)                            .07      (.08)     (.02)      .15       .12
-----------------------------------------------------------------------------------------
Total from investment operations              .24       .09       .14       .30       .28
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.17)     (.16)     (.16)     (.15)     (.17)
Distributions from realized gains            (.03)     (.03)     (.02)     (.01)     (.01)
-----------------------------------------------------------------------------------------
Total distributions                          (.20)     (.19)     (.18)     (.16)     (.18)
-----------------------------------------------------------------------------------------
Net asset value, end of period            $  5.33   $  5.29   $  5.39   $  5.43   $  5.29
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    79   $   102   $   126   $   131   $    91
-----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                    .79%      .87%      .88%      .88%      .89%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               3.32%     3.04%     2.91%     2.85%     3.13%
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%       16%       25%       59%       52%
-----------------------------------------------------------------------------------------
Total return(d)                              4.72%     1.73%     2.64%     5.86%     5.45%
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.92%, 0.93%, 0.89%, 0.89% and 0.97% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006         2005         2004       2003         2002
Net asset value, beginning of period      $  5.28      $  5.39      $  5.42    $  5.29      $  5.19
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .13          .12          .12        .11          .12
Net gains (losses) (both realized
   and unrealized)                            .07         (.08)        (.01)       .14          .12
---------------------------------------------------------------------------------------------------
Total from investment operations              .20          .04          .11        .25          .24
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.13)        (.12)        (.12)      (.11)        (.13)
Distributions from realized gains            (.03)        (.03)        (.02)      (.01)        (.01)
---------------------------------------------------------------------------------------------------
Total distributions                          (.16)        (.15)        (.14)      (.12)        (.14)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.32      $  5.28      $  5.39    $  5.42      $  5.29
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    10      $    17      $    23    $    28      $    20
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       1.55%(c)     1.63%(c)     1.64%      1.64%(c)     1.64%(c)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               2.54%        2.28%        2.14%      2.09%        2.38%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%          16%          25%        59%          52%
---------------------------------------------------------------------------------------------------
Total return(d)                              3.93%         .78%        2.05%      4.86%        4.66%
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its afffiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.69%, 1.68%, 1.65% and 1.73% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

36 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006      2005      2004      2003      2002
Net asset value, beginning of period      $  5.28   $  5.39   $  5.42   $  5.29   $  5.18
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .13       .13       .12       .11       .12
Net gains (losses) (both realized
   and unrealized)                            .07      (.09)     (.01)      .14       .13
-----------------------------------------------------------------------------------------
Total from investment operations              .20       .04       .11       .25       .25
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.13)     (.12)     (.12)     (.11)     (.13)
Distributions from realized gains            (.03)     (.03)     (.02)     (.01)     (.01)
-----------------------------------------------------------------------------------------
Total distributions                          (.16)     (.15)     (.14)     (.12)     (.14)
-----------------------------------------------------------------------------------------
Net asset value, end of period            $  5.32   $  5.28   $  5.39   $  5.42   $  5.29
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     4   $     6   $     9   $    13   $     8
-----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                   1.55%     1.62%     1.63%     1.63%     1.64%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               2.55%     2.29%     2.16%     2.09%     2.35%
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%       16%       25%       59%       52%
-----------------------------------------------------------------------------------------
Total return(d)                              3.93%      .79%     2.06%     4.87%     4.86%
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.69%, 1.69%, 1.64%, 1.64% and 1.72% for the years ended Nov. 30, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 37

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                2006         2005         2004       2003         2002
Net asset value, beginning of period      $  5.26      $  5.36      $  5.40    $  5.26      $  5.16
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .18          .18          .17        .16          .17
Net gains (losses) (both realized
   and unrealized)                            .07         (.07)        (.02)       .15          .12
---------------------------------------------------------------------------------------------------
Total from investment operations              .25          .11          .15        .31          .29
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.18)        (.18)        (.17)      (.16)        (.18)
Distributions from realized gains            (.03)        (.03)        (.02)      (.01)        (.01)
---------------------------------------------------------------------------------------------------
Total distributions                          (.21)        (.21)        (.19)      (.17)        (.19)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  5.30      $  5.26      $  5.36    $  5.40      $  5.26
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --      $    --      $    --    $    --      $    --
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        .64%(c)      .70%(c)      .70%       .70%(c)      .81%(c)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               3.49%        3.26%        3.07%      3.13%        3.26%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           35%          16%          25%        59%          52%
---------------------------------------------------------------------------------------------------
Total return(d)                              4.87%        1.94%        2.84%      6.08%        5.67%
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.78%, 0.74%, 0.71% and 0.90% for the years ended Nov. 30, 2006, 2005, 2003 and 2002, respectively.

(d)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

38 RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Intermediate Tax-Exempt Fund (a series of RiverSource Tax-Exempt Series, Inc.) as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2006, and the financial highlights for each of the years or periods in the five-year period ended November 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund as of November 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

January 22, 2007


------------------------------------------------------------------------------

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND - 2006 ANNUAL REPORT 39

INVESTMENTS IN SECURITIES

NOV. 30, 2006

(Percentages represent value of investments compared to net assets)

MUNICIPAL BONDS (93.3%)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ALABAMA (1.2%)
Birmingham Waterworks & Sewer Board
   Revenue Bonds
   Series 2002B (MBIA)
      01-01-33                     5.25%  $   1,500,000       $     1,613,535
City of Birmingham
   Unlimited General Obligation Refunding Warrants
   Series 2003A (AMBAC)
      06-01-12                     5.25       1,660,000             1,795,307
      06-01-13                     5.25       1,755,000             1,920,180
City of Birmingham
   Unrefunded Limited General Obligation Bonds
   Series 1999B
      06-01-24                     5.25          50,000                52,674
County of Jefferson
   Revenue Bonds
   Series 2004A
      01-01-22                     5.50       1,750,000             1,917,020
      01-01-23                     5.25       1,500,000             1,613,505
Montgomery Medical Clinic Board
   Revenue Bonds
   Jackson Hospital & Clinic
   Series 2006
      03-01-21                     5.13         750,000(i)            792,615
                                                              ---------------
Total                                                               9,704,836
-----------------------------------------------------------------------------

ARIZONA (0.6%)
Maricopa County Industrial Development Authority
   Revenue Bonds
   Catholic Healthcare West
   Series 2004A
      07-01-23                     5.38       2,500,000             2,698,849
Queen Creek Improvement District #1
   Special Assessment Bonds
   Series 2006
      01-01-19                     5.00         755,000               780,746
      01-01-20                     5.00         580,000               598,311
      01-01-21                     5.00       1,000,000             1,030,310
                                                              ---------------
Total                                                               5,108,216
-----------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ARKANSAS (0.2%)
Arkansas Development Finance Authority
   Revenue Bonds
   Mortgage-backed Securities Program
   Series 2003A (GNMA/FNMA)
      07-01-34                     4.90%  $   1,555,000       $     1,611,913
-----------------------------------------------------------------------------

CALIFORNIA (15.5%)
Abag Finance Authority for Nonprofit Corporations
   Revenue Bonds
   San Diego Hospital Association
   Series 2001A
      08-15-20                     6.13       1,000,000             1,091,000
Alameda Corridor Transportation Authority
   Revenue Bonds
   Senior Lien
   Series 1999A (MBIA)
      10-01-18                     5.13       2,250,000             2,362,770
Burbank California Public Financing Authority
   Tax Allocation Revenue Bonds
   Golden State Redevelopment Project
   Series 2003A (AMBAC)
      12-01-20                     5.25       3,000,000             3,289,860
California Health Facilities Financing Authority
   Refunding Revenue Bonds
   Cedars-Sinai Medical Center
   Series 2005
      11-15-34                     5.00       1,000,000             1,047,710
California Health Facilities Financing Authority
   Revenue Bonds
   Catholic Healthcare West
   Series 2004G
      07-01-23                     5.25       2,000,000             2,138,960
California Health Facilities Financing Authority
   Revenue Bonds
   Cedars-Sinai Medical Center
   Series 1997B (MBIA)
      08-01-27                     5.13       3,000,000             3,085,080

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
California Health Facilities Financing Authority
   Revenue Bonds
   Kaiser Permanente
   Series 2006A
      04-01-39                     5.25%  $   1,000,000       $     1,076,250
California State Public Works Board
   Refunding Revenue Bonds
   Various University of California Projects
   Series 1993A
      06-01-14                     5.50       7,275,000             8,054,516
California Statewide Communities Development
   Authority
   Revenue Bonds
   Kaiser Permanente
   Series 2006B
      03-01-45                     5.25       2,500,000             2,672,650
California Statewide Communities Development
   Authority
   Revenue Bonds
   Sutter Health
   Series 2002B
      08-15-28                     5.50       2,000,000             2,168,240
Chabot-Las Positas Community College District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Election of 2004
   Zero Coupon
   Series 2006B (AMBAC)
      08-01-18                     4.65       1,000,000(b)            608,340
City & County of San Francisco
   Unlimited General Obligation Bonds
   Neighborhood Recreation & Park
   Series 2004A (MBIA)
      06-15-23                     5.00       4,795,000             5,094,496
Fairfield-Suisun Unified School District
   Unlimited General Obligation Bonds
   Election 2002
   Series 2004 (MBIA)
      08-01-28                     5.50       3,000,000             3,374,670
Golden State Tobacco Securitization Corporation
   Enhanced Asset-backed Revenue Bonds
   Series 2005A
      06-01-45                     5.00       1,000,000             1,035,130

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
Golden State Tobacco Securitization Corporation
   Revenue Bonds
   Series 2003A-1
      06-01-33                     6.25%  $     925,000       $     1,040,070
      06-01-39                     6.75         750,000               864,525
      06-01-40                     6.63         900,000             1,027,197
Livermore-Amador Valley Water Management Agency
   Revenue Bonds
   Series 2001A (AMBAC)
      08-01-23                     5.00       2,000,000             2,102,300
Los Angeles County Public Works Financing Authority
   Unrefunded Revenue Bonds
   Los Angeles County Regional Park & Open Space
   District
   Series 1997A
      10-01-16                     5.00         710,000               725,542
San Diego Convention Center Expansion Financing
   Authority
   Revenue Bonds
   Series 1998A (AMBAC)
      04-01-12                     5.25       3,065,000             3,192,473
San Ysidro School District
   Unlimited General Obligation Bonds
   Capital Appreciation
   Election of 1997
   Zero Coupon
   Series 2005D (FGIC)
      08-01-27                     4.91         500,000(b)            204,730
Semitropic Improvement District
   Revenue Bonds
   Series 2004A (XLCA)
      12-01-28                     5.00       5,000,000             5,300,400
Southern California Public Power Authority
   Revenue Bonds
   Magnolia Power Project
   Series 2003A-1 (AMBAC)
      07-01-25                     5.00       5,000,000             5,322,000
State of California
   Prerefunded Unlimited General Obligation Bonds
   Series 1999 (MBIA)
      12-01-15                     5.75       4,210,000             4,528,234

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 15

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
State of California
   Prerefunded Unlimited General Obligation Bonds
   Series 2000
      10-01-25                     5.38%  $   2,060,000       $     2,199,998
State of California
   Unlimited General Obligation Bonds
   Series 2001
      06-01-31                     5.13       6,890,000             7,222,925
State of California
   Unlimited General Obligation Bonds
   Series 2002
      04-01-32                     5.25       5,000,000             5,308,950
State of California
   Unlimited General Obligation Bonds
   Series 2003
      02-01-29                     5.25       2,500,000             2,673,100
      02-01-32                     5.00       2,500,000             2,629,775
State of California
   Unlimited General Obligation Bonds
   Series 2003 (FGIC)
      11-01-20                     5.25       1,500,000             1,652,970
State of California
   Unlimited General Obligation Bonds
   Series 2003 (MBIA)
      02-01-27                     5.25       5,000,000             5,408,600
State of California
   Unlimited General Obligation Bonds
   Series 2004
      03-01-14                     5.25       2,500,000             2,753,975
      04-01-29                     5.30       1,745,000             1,896,885
      02-01-33                     5.00       2,000,000(j)          2,109,280
State of California
   Unlimited General Obligation Bonds
   Series 2004A (FGIC)
      07-01-17                     5.00       4,000,000             4,263,560
State of California
   Unlimited General Obligation Bonds
   Series 2004A (MBIA)
      07-01-11                     5.00      10,000,000            10,650,200

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
CALIFORNIA (CONT.)
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2003
      11-01-23                     5.13%  $   2,500,000       $     2,685,300
      11-01-29                     5.25       1,000,000             1,079,750
State of California
   Unlimited General Obligation Bonds
   Various Purpose
   Series 2005
      06-01-28                     5.00       1,750,000             1,867,110
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 1999 (MBIA)
      12-01-15                     5.75       1,310,000             1,409,403
State of California
   Unrefunded Unlimited General Obligation Bonds
   Series 2000
      06-01-19                     5.50         135,000               143,612
Sweetwater Union High School District
   Certificate of Participation
   Series 2002 (FSA)
      09-01-21                     5.00       3,255,000             3,489,490
Tobacco Securitization Authority of Southern California
   Revenue Bonds
   Series 2006-A1
      06-01-37                     5.00       3,000,000             3,058,200
West Covina Redevelopment Agency
   Special Tax Refunding Bonds
   Fashion Plaza
   Series 1996
      09-01-17                     6.00       5,000,000             5,804,050
                                                              ---------------
Total                                                             129,714,276
-----------------------------------------------------------------------------

COLORADO (1.0%)
Broomfield
   Certificate of Participation
   Open Space Park & Recreation Facilities
   Series 2000 (AMBAC)
      12-01-20                     5.50       1,000,000             1,068,480

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
COLORADO (CONT.)
Colorado Health Facilities Authority
   Revenue Bonds
   Evangelical Lutheran
   Series 2005
      06-01-23                     5.25%  $     500,000       $       537,900
      06-01-29                     5.00         750,000               785,190
North Range Metropolitan District #1
   Limited General Obligation Bonds
   Series 2001
      12-15-31                     7.25       1,995,000             2,198,430
University of Colorado
   Certificate of Participation
   Master Lease Purchase Agreement
   Series 2003A (AMBAC)
      06-01-23                     5.00       3,700,000             3,940,056
                                                              ---------------
Total                                                               8,530,056
-----------------------------------------------------------------------------

CONNECTICUT (0.1%)
Mashantucket Western Pequot Tribe
   Subordinated Special Revenue Bonds
   Series 2006A
      09-01-36                     5.50       1,000,000(d)          1,057,760
-----------------------------------------------------------------------------

FLORIDA (2.4%)
Brevard County Health Facilities Authority
   Revenue Bonds
   Health First Incorporated Project
   Series 2005
      04-01-34                     5.00         750,000               785,228
Broward County School Board
   Certificate of Participation
   Series 2003 (MBIA)
      07-01-24                     5.00       3,000,000             3,187,830
City of Lakeland
   Prerefunded Revenue Bonds
   Lakeland Regional Health Systems
   Series 2002
      11-15-32                     5.50       2,000,000             2,220,120
Florida Board of Education
   Prerefunded Revenue Bonds
   Series 2000C (FGIC)
      07-01-16                     5.25       4,000,000             4,266,959

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
FLORIDA (CONT.)
Florida Municipal Loan Council
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000A (MBIA)
      04-01-20                     6.02%  $   4,360,000(b)    $     2,509,398
Highlands County Health Facilities Authority
   Prerefunded Revenue Bonds
   Hospital - Adventist Health
   Series 2002B
      11-15-23                     5.25       1,000,000             1,056,860
Highlands County Health Facilities Authority
   Revenue Bonds
   Hospital - Adventist Health
   Series 2005D
      11-15-35                     5.00       1,450,000             1,515,903
Jacksonville
   Improvement Refunding Revenue Bonds
   Series 2002A (AMBAC)
      10-01-13                     5.50       3,030,000             3,383,116
Lee County Industrial Development Authority
   Revenue Bonds
   Shell Point/Alliance Obligation Group
   Series 2006
      11-15-36                     5.13         750,000               770,790
                                                              ---------------
Total                                                              19,696,204
-----------------------------------------------------------------------------

GEORGIA (1.6%)
Appling County Development Authority
   Revenue Bonds
   Power Company Plant Hatch Project
   Series 2006 (AMBAC)
      07-01-16                     4.40       3,500,000             3,581,375
Cherokee County Water & Sewer Authority
   Unrefunded Revenue Bonds
   Series 1995 (MBIA)
      08-01-25                     5.20       2,665,000             3,121,035
City of Atlanta
   Revenue Bonds
   Series 2001A (MBIA)
      11-01-39                     5.00       2,675,000             2,803,775

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 17

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
GEORGIA (CONT.)
County of Fulton
   Revenue Bonds
   Series 1992 Escrowed to Maturity (FGIC)
      01-01-14                     6.38%  $   3,125,000       $     3,501,656
County of Fulton
   Unrefunded Revenue Bonds
   Series 1992 (FGIC)
      01-01-14                     6.38         125,000               139,941
                                                              ---------------
Total                                                              13,147,782
-----------------------------------------------------------------------------

ILLINOIS (6.7%)
Cook & Will Counties Township High School
   District #206
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992C Escrowed to Maturity (AMBAC)
      12-01-10                     6.55       2,605,000(b)          2,249,704
Cook County Community Consolidated School
   District #21 - Wheeling
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2000 Escrowed to Maturity (FSA)
      12-01-19                     6.03       3,140,000(b)          1,865,317
Cook County School District #170
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992C Escrowed to Maturity (AMBAC)
      12-01-09                     6.50       2,155,000(b)          1,934,737
      12-01-10                     6.55       2,155,000(b)          1,861,080
County of Cook
   Prerefunded Unlimited General Obligation Bonds
   Series 2001A (FGIC)
      11-15-29                     5.25       3,310,000             3,543,620
County of Jefferson
   Unlimited General Obligation Bonds
   Jail & Administration Office Center Project
   Series 2003A (FGIC)
      01-15-24                     5.25       2,420,000             2,615,149

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ILLINOIS (CONT.)
Illinois Educational Facilities Authority
   Refunding Revenue Bonds
   Augustana College
   Series 2003A
      10-01-22                     5.63%  $   2,500,000       $     2,684,825
Illinois Educational Facilities Authority
   Revenue Bonds
   University of Chicago
   Series 2003A
      07-01-25                     5.25       6,770,000(j)          7,319,656
Illinois Finance Authority
   Prerefunded Revenue Bonds
   Adventist Health System/Sunbelt Obligation
   Series 1999
      11-15-20                     5.50       1,600,000             1,696,736
Illinois Finance Authority
   Subordinated Revenue Bonds
   Regency
   Zero Coupon
   Series 1990 Escrowed to Maturity
      04-15-20                     7.75      13,745,000(b)          7,839,736
Lake County Community High School District #127
   Grayslake
   Unlimited General Obligation Bonds
   Capital Appreciation
   Zero Coupon
   Series 2002B (FGIC)
      02-01-16                     5.32       4,000,000(b)          2,793,440
Metropolitan Pier & Exposition Authority
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1993A Escrowed to Maturity (FGIC)
      06-15-21                     6.54       1,870,000(b)          1,034,035
Metropolitan Pier & Exposition Authority
   Revenue Bonds
   McCormick Place Expansion
   Series 2002A (MBIA)
      06-15-42                     5.25       4,000,000             4,281,960

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
ILLINOIS (CONT.)
Metropolitan Pier & Exposition Authority
   Unrefunded Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1993A (FGIC)
      06-15-10                     6.65%  $     240,000(b)    $       210,590
Southern Illinois University
   Revenue Bonds
   Capital Appreciation Housing & Auxiliary
   Zero Coupon
   Series 1999A (MBIA)
      04-01-26                     5.55       4,000,000(b)          1,758,120
St. Clair County Public Building Commission
   Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1997B (FGIC)
      12-01-14                     5.95       2,000,000(b)          1,470,140
State of Illinois
   Unlimited General Obligation Bonds
   1st Series 2001 (FSA)
      05-01-26                     5.25      10,000,000            10,649,500
                                                              ---------------
Total                                                              55,808,345
-----------------------------------------------------------------------------

INDIANA (0.9%)
Clark-Pleasant Community School Building Corporation
   Prerefunded Revenue Bonds
   1st Mortgage
   Series 2001 (AMBAC)
      07-15-16                     5.50       1,000,000             1,091,350
Indiana Health & Educational Facilities Financing
   Authority
   Revenue Bonds
   Clarian Health Obligation
   Series 2006A
      02-15-36                     5.00         625,000               655,475
Indiana Health Facility Financing Authority
   Revenue Bonds
   Ascension Health Sub Credit
   Series 2005A
      11-01-10                     5.00       2,500,000             2,623,600

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
INDIANA (CONT.)
Indiana Transportation Finance Authority
   Prerefunded Revenue Bonds
   Series 1990A
      06-01-15                     7.25%  $   2,210,000       $     2,457,697
Indiana University
   Revenue Bonds
   Student Fee
   Series 2003O (FGIC)
      08-01-22                     5.00       1,000,000             1,066,300
                                                              ---------------
Total                                                               7,894,422
-----------------------------------------------------------------------------

KANSAS (0.3%)
University of Kansas Hospital Authority
   Improvement Refunding Revenue Bonds
   Health System
   Series 2006
      09-01-23                     5.00         705,000(i)            745,545
      09-01-25                     5.00       1,825,000(i)          1,924,006
                                                              ---------------
Total                                                               2,669,551
-----------------------------------------------------------------------------

KENTUCKY (0.5%)
County of Jefferson
   Revenue Bonds
   University Medical Center Incorporated Project
   Series 1997 (MBIA)
      07-01-17                     5.50       2,500,000            2,549,500
Kentucky Turnpike Authority
   Refunding Revenue Bonds
   Revitalization Project
   Series 2001A (AMBAC)
      07-01-13                     5.50       1,275,000             1,418,782
                                                              ---------------
Total                                                               3,968,282
-----------------------------------------------------------------------------

LOUISIANA (3.9%)
City of New Orleans
   Limited General Obligation Refunding Bonds
   Series 1998B (FSA)
      12-01-10                     5.10         385,000               402,021
City of New Orleans
   Unlimited General Obligation Refunding Bonds
   Capital Appreciation
   Zero Coupon
   Series 1991 (AMBAC)
      09-01-12                     6.63       6,250,000(b)          4,965,313

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 19

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
LOUISIANA (CONT.)
Lafayette Public Power Authority
   Refunding Revenue Bonds
   Series 2003B (AMBAC)
      11-01-11                     5.00%  $   2,800,000       $     2,969,540
Louisiana State Citizens Property Insurance Corporation
   Revenue Bonds
   Series 2006B (AMBAC)
      06-01-16                     5.00       1,500,000             1,651,065
New Orleans Home Mortgage Authority
   Special Obligation Refunding Bonds
   Series 1992 Escrowed to Maturity
      01-15-11                     6.25       8,785,000             9,505,018
State of Louisiana
   Revenue Bonds
   Series 2005A (FGIC)
      05-01-19                     5.25       1,000,000             1,104,220
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2001B
      05-15-30                     5.50       7,400,000             7,822,984
      05-15-39                     5.88       4,145,000             4,456,455
                                                              ---------------
Total                                                              32,876,616
-----------------------------------------------------------------------------

MASSACHUSETTS (4.1%)
Commonwealth of Massachusetts
   Limited General Obligation Refunding Bonds
   Series 2004B
      08-01-22                     5.25       2,500,000             2,876,650
      08-01-28                     5.25       2,000,000             2,356,580
Commonwealth of Massachusetts
   Limited General Obligation Refunding Bonds
   Series 2004B (MBIA)
      08-01-27                     5.25       1,500,000             1,771,170
Commonwealth of Massachusetts
   Refunding Revenue Bonds
   Series 2005 (FGIC)
      01-01-28                     5.50       1,500,000             1,823,130
Commonwealth of Massachusetts
   Unlimited General Obligation Refunding Bonds
   Series 2004A (FSA)
      08-01-20                     5.25       1,500,000             1,723,050

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MASSACHUSETTS (CONT.)
Massachusetts Bay Transportation Authority
   Prerefunded Special Assessment Bonds
   Series 2005A
      07-01-25                     5.00%  $   1,450,000       $     1,598,553
      07-01-26                     5.00       1,450,000             1,598,553
Massachusetts Bay Transportation Authority
   Revenue Bonds
   Series 2005A
      07-01-31                     5.00       2,000,000             2,311,000
Massachusetts Development Finance Agency
   Revenue Bonds
   Boston University
   Series 1999P
      05-15-59                     6.00         675,000               842,987
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   Series 2002FF
      07-15-37                     5.13       2,500,000             2,664,575
Massachusetts State Water Pollution Abatement
   Revenue Bonds
   Pool Program
   Series 2004-10
      08-01-34                     5.00       4,000,000             4,253,200
Massachusetts Water Resources Authority
   Refunding Revenue Bonds
   Series 2005A (MBIA)
      08-01-22                     5.00       2,000,000             2,193,880
Route 3 North Transit Improvement Association
   Revenue Bonds
   Series 2000 (MBIA)
      06-15-17                     5.75       7,570,000             8,099,445
                                                              ---------------
Total                                                              34,112,773
-----------------------------------------------------------------------------

MICHIGAN (5.8%)
Detroit
   Revenue Bonds
   Second Lien
   Series 2005A (MBIA)
      07-01-30                     5.00       4,500,000             4,813,605

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MICHIGAN (CONT.)
Detroit
   Revenue Bonds
   Senior Lien
   Series 2003A (MBIA)
      07-01-21                     5.00%  $   1,350,000       $     1,436,130
Detroit
   Unlimited General Obligation Bonds
   Series 2001A-1 (MBIA)
      04-01-15                     5.38       1,940,000(j)          2,098,226
Jackson Public Schools
   Prerefunded Unlimited General Obligation Bonds
   Series 1999 (FGIC)
   (Qualified School Bond Loan Fund)
      05-01-22                     5.38       1,000,000             1,059,340
Michigan Municipal Bond Authority
   Refunding Revenue Bonds
   Clean Water State Revolving Fund
   Series 2005
      10-01-15                     5.00       1,000,000             1,103,380
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2001
      10-01-14                     5.00       1,000,000             1,064,610
      10-01-19                     5.25       2,000,000             2,145,700
      10-01-20                     5.00       3,500,000             3,703,840
Michigan Municipal Bond Authority
   Revenue Bonds
   Clean Water Revolving Fund
   Series 2006
      10-01-27                     5.00       1,500,000             1,624,575
Michigan Municipal Bond Authority
   Revenue Bonds
   Drinking Water State Revolving Fund
   Series 2002
      10-01-22                     5.00       2,350,000             2,498,450
Michigan Municipal Bond Authority
   Revenue Bonds
   School District City of Detroit
   Series 2005 (FSA)
      06-01-19                     5.00       1,500,000             1,619,385

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MICHIGAN (CONT.)
Michigan Public Power Agency
   Refunding Revenue Bonds
   Belle River Project
   Series 2002A (MBIA)
      01-01-14                     5.25%  $   3,000,000       $     3,304,590
Michigan State Hospital Finance Authority
   Refunding Revenue Bonds
   Henry Ford Health System
   Series 2006A
      11-15-26                     5.00       1,090,000             1,159,357
      11-15-46                     5.25       3,000,000             3,218,520
Michigan State Hospital Finance Authority
   Revenue Bonds
   Oakwood Obligated Group
   Series 2003
      11-01-18                     5.50       4,070,000             4,424,823
New Haven Community Schools
   Prerefunded Unlimited General Obligation Bonds
   School Building & Site
   Series 2002 (Qualified School Board Loan Fund)
      05-01-22                     5.25       5,500,000             6,000,114
Saginaw Hospital Finance Authority
   Refunding Revenue Bonds
   Covenant Medical Center
   Series 2004G
      07-01-22                     5.13       1,560,000             1,654,801
Summit Academy North
   Prerefunded Certificate of Participation
   Series 2001
      07-01-21                     7.13       1,615,000             1,803,600
Troy City School District
   Unlimited General Obligation Bonds
   School Building & Site
   Series 2006 (MBIA)
   (Qualified School Board Loan Fund)
      05-01-24                     5.00       1,600,000             1,737,408
Western Township Utilities Authority
   Limited General Obligation Bonds
   Series 2002 (FGIC)
      01-01-10                     5.00       2,000,000             2,086,620
                                                              ---------------
Total                                                              48,557,074
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 21

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MINNESOTA (2.9%)
City of Breckenridge
   Revenue Bonds
   Catholic Health Initiatives
   Series 2004A
      05-01-30                     5.00%  $   3,075,000       $     3,262,206
Minneapolis Special School District #1
   Unlimited General Obligation Refunding Bonds
   Series 2005A (FSA)
   (School District Credit Enhancement Program)
      02-01-15                     5.00       1,000,000             1,086,260
Minneapolis/St. Paul Housing Finance Board
   Revenue Bonds
   Mortgage-backed-City Living
   Series 2006A-5 (GNMA/FNMA/FHLMC)
      04-01-27                     5.45       4,000,000             4,297,000
Minneapolis-St. Paul Metropolitan Airports Commission
   Revenue Bonds
   Series 1998A (AMBAC)
      01-01-24                     5.20       3,000,000             3,084,270
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   University of St. Thomas
   5th Series 2004Y
      10-01-34                     5.25       1,250,000             1,350,500
Minnesota State Municipal Power Agency
   Revenue Bonds
   Series 2005
      10-01-30                     5.00       3,500,000             3,704,435
St. Paul Housing & Redevelopment Authority
   Revenue Bonds
   HealthPartners Obligation Group Project
   Series 2006
      05-15-21                     5.25       1,070,000             1,150,625
      05-15-22                     5.25       1,185,000             1,273,294
      05-15-26                     5.25       1,000,000             1,069,500
      05-15-36                     5.25       1,000,000             1,065,350
State of Minnesota
   Unlimited General Obligation Bonds
   Series 2003
      08-01-12                     5.00       2,000,000             2,153,700

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
MINNESOTA (CONT.)
Todd Morrison Cass & Wadena Counties
   United Hospital District
   Unlimited General Obligation Bonds
   Health Care Facilities-Lakewood
   Series 2004
      12-01-34                     5.00%  $   1,000,000       $     1,046,210
                                                              ---------------
Total                                                              24,543,350
-----------------------------------------------------------------------------

MISSOURI (0.8%)
Missouri Joint Municipal Electric Utility Commission
   Revenue Bonds
   Plum Point Project
   Series 2006 (MBIA)
      01-01-20                     5.00       2,000,000             2,181,060
Missouri State Health & Educational Facilities Authority
   Revenue Bonds
   Park College
   Series 1999
      06-01-19                     5.88       4,000,000             4,191,840
                                                              ---------------
Total                                                               6,372,900
-----------------------------------------------------------------------------

NEVADA (1.1%)
City of Las Vegas
   Special Assessment Bonds
   Special Improvement District #808 - Summerlin
   Series 2001
      06-01-11                     6.00       1,960,000             2,036,538
Director of the State of Nevada
   Department of Business & Industry
   Revenue Bonds
   Capital Appreciation
   Las Vegas Monorail
   Zero Coupon
   Series 2000 (AMBAC)
      01-01-15                     5.65       9,870,000(b)          7,084,686
                                                              ---------------
Total                                                               9,121,224
-----------------------------------------------------------------------------

NEW JERSEY (2.3%)
New Jersey Economic Development Authority
   Revenue Bonds
   Cigarette Tax
   Series 2004 (FGIC)
      06-15-11                     5.00       7,000,000             7,391,020

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

22 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW JERSEY (CONT.)
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds
   South Jersey Hospital
   Series 2006
      07-01-18                     5.00%  $   1,925,000       $     2,034,417
New Jersey Transportation Trust Fund Authority
   Revenue Bonds
   Transportation System
   Series 2006A
      12-15-21                     5.50       1,500,000             1,754,130
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-32                     5.75       1,430,000             1,532,231
      06-01-37                     6.00       2,175,000             2,375,774
      06-01-42                     6.13       3,555,000             3,904,848
                                                              ---------------
Total                                                              18,992,420
-----------------------------------------------------------------------------

NEW YORK (11.7%)
City of New York
   Prerefunded Unlimited General Obligation Bonds
   Series 2003I
      03-01-27                     5.38       3,415,000             3,772,926
City of New York
   Unlimited General Obligation Bonds
   Series 2002G (FGIC)
      08-01-10                     5.50      10,000,000            10,665,999
City of New York
   Unlimited General Obligation Bonds
   Series 2003J
      06-01-19                     5.50       2,500,000             2,754,450
City of New York
   Unlimited General Obligation Bonds
   Series 2004D
      11-01-34                     5.00       1,000,000             1,058,830
City of New York
   Unlimited General Obligation Bonds
   Series 2004E (FSA)
      11-01-22                     5.00       2,600,000             2,792,868
City of New York
   Unlimited General Obligation Bonds
   Series 2004H
      08-01-20                     5.00       3,660,000             3,911,588

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
City of New York
   Unrefunded Unlimited General Obligation Bonds
   Series 2003I
      03-01-27                     5.38%  $   1,585,000       $     1,719,662
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002A
      01-01-16                     5.75       2,500,000             2,875,200
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2005F
      11-15-12                     5.00       1,000,000             1,070,980
      11-15-35                     5.00         750,000               797,790
Metropolitan Transportation Authority
   Revenue Bonds
   Series 2006A
      11-15-22                     5.00       2,500,000             2,705,550
Nassau County Tobacco Settlement Corporation
   Asset-backed Revenue Bonds
   Series 2006A-3
      06-01-35                     5.00       2,350,000             2,405,954
New York City Health & Hospital Corporation
   Revenue Bonds
   Health System
   Series 2002A (FSA)
      02-15-18                     5.50       2,150,000             2,349,305
      02-15-19                     5.50       1,250,000             1,366,488
New York City Industrial Development Agency
   Revenue Bonds
   Queens Baseball Stadium Pilot
   Series 2006 (AMBAC)
      01-01-23                     5.00       1,000,000             1,088,260
New York State Dormitory Authority
   Prerefunded Revenue Bonds
   State Personal Income Tax (Education)
   Series 2003A
      03-15-27                     5.00       4,725,000             5,123,885
New York State Dormitory Authority
   Revenue Bonds
   Consolidated City University System
   2nd General Resolution
   Series 1993A
      07-01-18                     5.75       5,500,000             6,301,900

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 23

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
New York State Dormitory Authority
   Revenue Bonds
   Cornell University
   Series 2006A
      07-01-26                     5.00%  $   1,000,000       $     1,085,480
New York State Dormitory Authority
   Revenue Bonds
   Education
   Series 2006C
      12-15-31                     5.00       1,000,000             1,084,510
New York State Dormitory Authority
   Revenue Bonds
   Memorial Sloan-Kettering Center
   Series 2006-1
      07-01-35                     5.00       1,250,000             1,338,288
New York State Dormitory Authority
   Revenue Bonds
   Montefiore Hospital
   Series 2004 (FGIC/FHA)
      08-01-19                     5.00       2,000,000             2,163,940
New York State Dormitory Authority
   Revenue Bonds
   Series 2002B (AMBAC)
      11-15-26                     5.25       4,000,000             4,319,480
New York State Dormitory Authority
   Revenue Bonds
   Sloan-Kettering Memorial Center
   Series 2003 (MBIA)
      07-01-23                     5.00       6,000,000             6,372,060
      07-01-24                     5.00       2,500,000             2,652,050
New York State Energy Research & Development
   Authority
   Revenue Bonds
   New York State Electric & Gas
   Series 1985 (MBIA)
      03-15-15                     4.10       2,400,000             2,441,352
New York State Thruway Authority
   Refunding Revenue Bonds
   Series 2002C (AMBAC)
      04-01-14                     5.50       5,000,000             5,489,150

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NEW YORK (CONT.)
New York State Thruway Authority
   Revenue Bonds
   Second General Resolution
   Series 2003B (FSA)
      04-01-21                     4.75%  $   1,500,000       $     1,572,465
New York State Thruway Authority
   Revenue Bonds
   Series 2003A (MBIA)
      04-01-13                     5.25       6,000,000             6,576,359
Tobacco Settlement Financing Authority
   Asset-backed Revenue Bonds
   Series 2003A-1
      06-01-19                     4.25       2,000,000             2,016,940
      06-01-19                     5.50       2,250,000             2,474,910
Tobacco Settlement Financing Authority
   Revenue Bonds
   Series 2003B-1C
      06-01-14                     5.50       3,025,000             3,167,992
TSASC Incorporated
   Revenue Bonds
   Series 2006-1
      06-01-34                     5.00       2,000,000             2,047,620
Westchester Tobacco Asset Securitization
   Revenue Bonds
   Series 2005
      06-01-26                     5.00         350,000               358,071
                                                              ---------------
Total                                                              97,922,302
-----------------------------------------------------------------------------

NORTH CAROLINA (2.2%)
City of Charlotte
   Certificate of Participation
   Governmental Facilities Projects
   Series 2003G
      06-01-28                     5.00       1,750,000             1,846,075
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003A
      01-01-10                     5.50       2,375,000             2,487,456
North Carolina Eastern Municipal Power Agency
   Refunding Revenue Bonds
   Series 2003F
      01-01-14                     5.50       5,000,000             5,480,450

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

24 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
NORTH CAROLINA (CONT.)
North Carolina Municipal Power Agency #1 Catawba
   Revenue Bonds
   Series 2003A
      01-01-11                     5.50%  $   5,125,000       $     5,430,860
State of North Carolina
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003B
      04-01-21                     4.50       3,000,000             3,103,260
                                                              ---------------
Total                                                              18,348,101
-----------------------------------------------------------------------------

NORTH DAKOTA (0.4%)
Ward County
   Revenue Bonds
   Trinity Obligated Group
   Series 2006
      07-01-15                     5.25         625,000               676,963
      07-01-25                     5.13       2,250,000             2,379,847
                                                              ---------------
Total                                                               3,056,810
-----------------------------------------------------------------------------

OHIO (2.1%)
Cincinnati City School District
   Unlimited General Obligation Refunding Bonds
   Classroom Construction & Improvement
   Series 2006 (FGIC)
      12-01-25                     5.25       1,500,000             1,778,790
Cleveland State University
   Revenue Bonds
   Series 2004 (FGIC)
      06-01-24                     5.25       1,500,000             1,642,650
Columbus City School District
   Prerefunded Unlimited General Obligation Bonds
   School Facilities Construction & Improvement
   Series 2004 (FSA)
      12-01-29                     5.25       1,000,000             1,115,870
County of Cuyahoga
   Refunding Revenue Bonds
   Series 2003A
      01-01-32                     6.00       4,000,000             4,467,999

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
OHIO (CONT.)
Miami County
   Improvement Refunding Revenue Bonds
   Upper Valley Medical Center
   Series 2006
      05-15-21                     5.25%  $     500,000       $       538,550
      05-15-26                     5.25       1,750,000             1,882,108
Miami University
   Refunding Revenue Bonds
   Series 2005 (AMBAC)
      09-01-23                     4.75       2,435,000             2,588,746
State of Ohio
   Unlimited General Obligation Bonds
   Higher Education
   Series 2004B
      02-01-12                     5.00       3,555,000             3,795,745
                                                              ---------------
Total                                                              17,810,458
-----------------------------------------------------------------------------

OREGON (1.3%)
Oregon State Bond Bank
   Revenue Bonds
   Oregon Economic Community Development
   Department
   Series 2000A (MBIA)
      01-01-19                     5.50       2,520,000             2,617,801
Oregon State Department of Administrative Services
   Revenue Bonds
   Series 2003 (FSA)
      09-01-11                     5.00       5,000,000             5,320,150
Oregon State Housing & Community Services
   Department
   Revenue Bonds
   Single Family Mortgage Program
   Series 2003A
      07-01-24                     4.80       2,860,000             2,900,383
                                                              ---------------
Total                                                              10,838,334
-----------------------------------------------------------------------------

PENNSYLVANIA (1.0%)
Allegheny County Hospital Development Authority
   Refunding Revenue Bonds
   Capital Appreciation
   Magee-Women's Hospital Project
   Zero Coupon
   Series 1992 (FGIC)
      10-01-17                     5.81       5,115,000(b)          3,293,293

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 25

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
PENNSYLVANIA (CONT.)
Garnet Valley School District
   Prerefunded Unlimited General Obligation Bonds
   Series 2001A (FGIC)
      02-15-25                     5.00%  $   2,600,000       $     2,765,048
Harrisburg Authority
   Prerefunded Revenue Bonds
   Pooled Bond Program
   Series 1997II (MBIA)
      09-15-22                     5.63       2,000,000             2,030,200
                                                              ---------------
Total                                                               8,088,541
-----------------------------------------------------------------------------

PUERTO RICO (4.2%)(c)
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2001A (FGIC)
      07-01-29                     5.50       3,000,000             3,685,140
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2003A
      07-01-21                     5.25       1,000,000             1,073,980
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2004A
      07-01-34                     5.00       2,000,000             2,098,840
Commonwealth of Puerto Rico
   Unlimited General Obligation Public Improvement
   Bonds
   Series 2006A
      07-01-23                     5.25         500,000               549,285
      07-01-24                     5.25       2,625,000             2,879,363
      07-01-26                     5.25       2,000,000(j)          2,192,140
      07-01-30                     5.25       1,000,000             1,094,410
Commonwealth of Puerto Rico
   Unlimited General Obligation Refunding & Public
   Improvement Bonds
   Series 2006B
      07-01-32                     5.25       1,250,000             1,365,938
      07-01-35                     5.00       5,000,000             5,304,350

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
PUERTO RICO (CONT.)
Commonwealth of Puerto Rico
   Unlimited General Obligation Refunding Bonds
   Series 2004A
      07-01-30                     5.00%  $   1,000,000       $     1,058,180
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 1996Y
      07-01-13                     6.25       2,300,000             2,616,342
      07-01-36                     5.50       2,500,000             2,781,000
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2003G
      07-01-42                     5.00       1,500,000             1,563,870
Puerto Rico Highway & Transportation Authority
   Revenue Bonds
   Series 2005K
      07-01-19                     5.00       2,000,000             2,136,400
Puerto Rico Infrastructure Financing Authority
   Refunding Special Tax Bonds
   Series 2005C (AMBAC)
      07-01-23                     5.50       1,100,000             1,313,312
Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2004J (AMBAC)
      07-01-36                     5.00       2,000,000             2,147,480
Puerto Rico Public Buildings Authority
   Revenue Bonds
   Government Facilities
   Series 2004I
      07-01-33                     5.25       1,500,000             1,609,245
                                                              ---------------
Total                                                              35,469,275
-----------------------------------------------------------------------------

RHODE ISLAND (0.8%)
Rhode Island Health & Educational Building Corporation
   Refunding Revenue Bonds
   Higher Education - Johnson & Wales
   Series 2003 (XLCA)
      04-01-11                     5.00       1,865,000             1,970,857

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

26 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
RHODE ISLAND (CONT.)
Rhode Island Housing & Mortgage Finance Corporation
   Revenue Bonds
   Homeownership Opportunity
   Series 2006TY-51-A
      10-01-26                     4.65%  $   2,000,000       $     2,047,020
      04-01-33                     4.85       3,000,000             3,069,930
                                                              ---------------
Total                                                               7,087,807
-----------------------------------------------------------------------------

SOUTH CAROLINA (1.8%)
Charleston Educational Excellence Finance Corporation
   Revenue Bonds
   Charleston County School District
   Series 2005
      12-01-30                     5.25       2,500,000             2,710,425
Lexington County
   Revenue Bonds
   Series 2004
      05-01-24                     5.50       2,100,000             2,286,060
Piedmont Municipal Power Agency
   Refunding Revenue Bonds
   Series 1991 (FGIC)
      01-01-21                     6.25       1,000,000             1,255,110
South Carolina Transportation Infrastructure Bank
   Revenue Bonds
   Junior Lien
   Series 2001B (AMBAC)
      10-01-31                     5.25       7,500,000             8,002,725
Tobacco Settlement Revenue Management Authority
   Revenue Bonds
   Series 2001B
      05-15-22                     6.00       1,000,000             1,060,930
                                                              ---------------
Total                                                              15,315,250
-----------------------------------------------------------------------------

TENNESSEE (3.5%)
Clarksville Natural Gas Acquisition Corporation
   Revenue Bonds
   Series 2006
      12-15-20                     5.00       2,500,000             2,757,875
      12-15-21                     5.00       2,000,000             2,209,920

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TENNESSEE (CONT.)
Sullivan County Health Educational & Housing
   Facilities Board
   Revenue Bonds
   Wellmont Health System Project
   Series 2006C
      09-01-36                     5.25%  $   4,000,000       $     4,253,640
Tennessee Energy Acquisition Corporation
   Revenue Bonds
   Series 2006A
      09-01-18                     5.25       6,500,000             7,287,215
      09-01-20                     5.25       2,000,000             2,259,900
      09-01-22                     5.25       2,375,000             2,704,151
      09-01-24                     5.25       2,040,000             2,336,310
      09-01-26                     5.25       4,750,000             5,476,988
                                                              ---------------
Total                                                              29,285,999
-----------------------------------------------------------------------------

TEXAS (7.4%)
Brazosport Independent School District
   Unlimited General Obligation Bonds
   Series 2003C (Permanent School Fund Guarantee)
      02-15-19                     5.00       1,525,000             1,619,886
Cedar Hill Independent School District
   Unlimited General Obligation Refunding Bonds
   Capital Appreciation
   Zero Coupon
   Series 2006 (Permanent School Fund Guarantee)
      02-15-14                     4.06       1,000,000(b,i)          755,780
City of Austin
   Refunding Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1992 (AMBAC)
      11-15-10                     6.51       5,055,000(b)          4,367,621
City of Houston
   Refunding Revenue Bonds
   Combination First Lien
   Series 2004A (FSA)
      05-15-22                     5.25       4,660,000             5,094,452
City of San Antonio
   Revenue Bonds
   Series 1992 Escrowed to Maturity (FGIC)
      05-15-07                     6.40       3,695,000             3,742,037

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 27

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TEXAS (CONT.)
City of San Antonio
   Revenue Bonds
   Series 2003 (MBIA)
      02-01-20                     5.00%  $   1,980,000       $     2,102,522
Clint Independent School District
   Prerefunded Unlimited General Obligation Bonds
   Series 2003A (Permanent School Fund Guarantee)
      08-15-29                     5.13       6,425,000             6,845,452
Corsicana
   Refunding Revenue Bonds
   Series 1997A (FGIC)
      08-15-22                     5.75       1,575,000             1,597,271
Duncanville Independent School District
   Prerefunded Unlimited General Obligation Bonds
   Capital Appreciation
   Series 2001 (Permanent School Fund Guarantee)
      02-15-28                     5.65       6,965,000             7,775,656
Duncanville Independent School District
   Unrefunded Unlimited General Obligation Bonds
   Capital Appreciation
   Series 2001 (Permanent School Fund Guarantee)
      02-15-28                     5.65          35,000                38,868
Midland Independent School District
   Unlimited General Obligation Refunding Bonds
   Series 2003 (Permanent School Fund Guarantee)
      02-15-19                     5.25       2,220,000             2,401,152
Raven Hills Higher Education Corporation
   Prerefunded Revenue Bonds
   Bobcat Village LLC-Southwest
   Series 2001A (AMBAC)
      06-01-17                     5.38       1,460,000             1,571,544
      06-01-18                     5.38       1,535,000             1,652,274
Richardson Hospital Authority
   Improvement Refunding Revenue Bonds
   Richardson Regional
   Series 2004
      12-01-34                     6.00       2,200,000             2,419,516
Richardson Independent School District
   Unlimited General Obligation Bonds
   Series 2003 (Permanent School Fund Guarantee)
      02-15-11                     4.00      13,285,000            13,505,132

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
TEXAS (CONT.)
Tarrant County Health Facilities Development
   Corporation
   Revenue Bonds
   Texas Health Resources System
   Series 1997A (MBIA)
      02-15-22                     5.25%  $   3,500,000       $     3,617,915
Wilson County Memorial Hospital District
   Limited General Obligation Bonds
   Series 2003 (MBIA)
      02-15-28                     5.13       3,000,000             3,210,960
                                                              ---------------
Total                                                              62,318,038
-----------------------------------------------------------------------------

VIRGINIA (1.2%)
City of Hampton
   Revenue Bonds
   Series 2002 (AMBAC)
      01-15-28                     5.13       3,000,000             3,206,400
Tobacco Settlement Financing Corporation
   Asset-backed Revenue Bonds
   Series 2005
      06-01-26                     5.50       1,300,000             1,381,705
      06-01-37                     5.63       2,000,000             2,124,320
Virginia Public School Authority
   Revenue Bonds
   School Financing
   Series 2001A
      08-01-16                     5.00       3,300,000             3,534,465
                                                              ---------------
Total                                                              10,246,890
-----------------------------------------------------------------------------

WASHINGTON (3.3%)
City of Seattle
   Improvement Refunding Revenue Bonds
   Series 2001 (FSA)
      03-01-26                     5.13       3,415,000             3,571,339
NJB Properties
   Revenue Bonds
   King County Washington Project
   Series 2006A
      12-01-27                     5.00       4,000,000(i)          4,309,640
State of Washington
   Limited General Obligation Bonds
   Motor Vehicle Fuel Tax
   Series 2003B (FGIC)
      07-01-12                     5.00       3,500,000             3,754,450

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

28 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL BONDS (CONTINUED)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f,g)
WASHINGTON (CONT.)
State of Washington
   Unlimited General Obligation Bonds
   Series 2005D (FSA)
      01-01-15                     5.00%  $   2,070,000       $     2,265,325
State of Washington
   Unlimited General Obligation Bonds
   Various Purpose
   Series 1999B
      01-01-13                     5.00       2,675,000             2,758,246
Tobacco Settlement Authority of Washington
   Asset-backed Revenue Bonds
   Series 2002
      06-01-26                     6.50         265,000               292,952
Washington Public Power Supply System
   Refunding Revenue Bonds
   Capital Appreciation
   Zero Coupon
   Series 1989B (MBIA)
      07-01-13                     6.61      10,360,000(b)          8,058,111
Yakima County
   Limited General Obligation Bonds
   Series 2002 (AMBAC)
      12-01-21                     5.00       2,425,000             2,572,877
                                                              ---------------
Total                                                              27,582,940
-----------------------------------------------------------------------------

WISCONSIN (0.6%)
Badger Tobacco Asset Securitization Corporation
   Asset-backed Revenue Bonds
   Series 2002
      06-01-27                     6.13       1,185,000             1,269,111
      06-01-32                     6.38       1,000,000             1,092,600
Wisconsin Health & Educational Facilities Authority
   Revenue Bonds
   Wheaton Franciscan Services
   Series 2003A
      08-15-33                     5.13       2,400,000             2,498,376
                                                              ---------------
Total                                                               4,860,087
-----------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $741,958,117)                                          $   781,718,832
-----------------------------------------------------------------------------

MUNICIPAL BONDS HELD IN TRUST (7.6%)(h)

NAME OF                           COUPON    PRINCIPAL                VALUE(a)
ISSUER AND                         RATE       AMOUNT
TITLE OF
ISSUE(f)
MASSACHUSETTS (1.4%)
Commonwealth of Massachusetts
   Unlimited General Obligation Bonds
   Series 2002 (FGIC)
      11-01-15                     5.50%  $  10,000,000       $    11,403,600
-----------------------------------------------------------------------------

NEW JERSEY (3.9%)
New Jersey Sports & Exposition Authority
   Series 2000A
      03-01-16                     5.75       6,770,000             7,208,696
New Jersey Sports & Exposition Authority
   Series 2000B
      03-01-17                     5.75       7,070,000             7,523,682
New Jersey Sports & Exposition Authority
   Series 2000C
      03-01-18                     5.75       6,980,000             7,423,509
New Jersey Transportation Trust Fund Authority
   Prerefunded Revenue Bonds
   Series 2000 (FSA)
      06-15-14                     6.00      10,000,000            10,819,300
                                                              ---------------
Total                                                              32,975,187
-----------------------------------------------------------------------------

PUERTO RICO (2.3%)(c)
Puerto Rico Electric Power Authority
   Revenue Bonds
   Series 2002 (MBIA)
      07-01-17                     5.50       7,500,000             8,693,475
Puerto Rico Municipal Finance Agency
   Unlimited General Obligation Bonds
   Series 2000R (FSA)
      08-01-13                     5.75      10,000,000            10,672,299
                                                              ---------------
Total                                                              19,365,774
-----------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $59,404,527)                                           $    63,744,561
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 29

MUNICIPAL NOTES (1.3%)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
ALASKA (--%)
City of Valdez
   Refunding Revenue Bonds
   Exxon Pipeline Project
   V.R.D.N. Series 1993A
      12-01-33                       3.57%    $   200,000     $       200,000
-----------------------------------------------------------------------------

CALIFORNIA (--%)
California State Department of Water Resources
   Revenue Bonds
   V.R.D.N. Series 2002B-3 (Bank of New York)
      05-01-22                       3.52         100,000             100,000
-----------------------------------------------------------------------------

MASSACHUSETTS (0.1%)
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds
   Harvard University
   V.R.D.N. Series 1999R
      11-01-49                       3.55         700,000             700,000
-----------------------------------------------------------------------------

MICHIGAN (0.7%)
Detroit
   Revenue Bonds
   Senior Lien
   V.R.D.N. Series 2003B (Dexia Credit Local) FSA
      07-01-33                       3.60       3,600,000           3,600,000
University of Michigan
   Refunding Revenue Bonds
   University of Michigan Hospitals
   V.R.D.N. Series 1992A
      12-01-19                       3.57       1,300,000           1,300,000
                                                              ---------------
Total                                                               4,900,000
-----------------------------------------------------------------------------

MINNESOTA (0.1%)
Center City
   Revenue Bonds
   Hazelden Foundation Project
   V.R.D.N. Series 2005 (Bank of New York)
      11-01-35                       3.65         200,000             200,000
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   St. Olaf College
   V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
      10-01-30                       3.65         300,000             300,000

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
MINNESOTA (CONT.)
Minnesota Higher Education Facilities Authority
   Revenue Bonds
   St. Olaf College
   V.R.D.N. 5th Series 2002M2 (Harris Trust & Savings Bank)
      10-01-20                       3.65%    $   300,000     $       300,000
                                                              ---------------
Total                                                                 800,000
-----------------------------------------------------------------------------

NEW HAMPSHIRE (0.1%)
New Hampshire Health & Educational Facilities Authority
   Revenue Bonds
   VHA New England
   V.R.D.N. Series 1985E AMBAC
      12-01-25                       3.50       1,115,000           1,115,000
-----------------------------------------------------------------------------

NEW MEXICO (0.3%)
New Mexico Hospital Equipment Loan Council
   Revenue Bonds
   Presbyterian Healthcare
   V.R.D.N. Series 2005B (Citibank) FSA
      08-01-30                       3.50       2,100,000           2,100,000
-----------------------------------------------------------------------------

PENNSYLVANIA (--%)
Pennsylvania State Higher Educational Facilities
   Authority
   Refunding Revenue Bonds
   Carnegie Mellon University
   V.R.D.N. Series 1995C (Morgan Guaranty Trust)
      11-01-29                       3.63         400,000             400,000
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

30 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
TENNESSEE (--%)
Clarksville Public Building Authority
   Revenue Bonds
   Pooled Financing
   Tennessee Municipal Bond Fund
   V.R.D.N. Series 2004 (Bank of America)
      07-01-34                       3.65%    $   300,000     $       300,000
-----------------------------------------------------------------------------

MUNICIPAL NOTES (CONTINUED)

ISSUE(e,f,g)                      EFFECTIVE      AMOUNT              VALUE(a)
                                    YIELD      PAYABLE AT
                                                MATURITY
TEXAS (--%)
Harris County Health Facilities Development Corporation
   Revenue Bonds
   YMCA of Greater Houston
   V.R.D.N. Series 1999 (Bank One Texas)
      07-01-34                       3.65%    $   300,000     $       300,000
-----------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $10,915,000)                                           $    10,915,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $812,277,644)(k)                                       $   856,378,393
=============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented
      5.5% of net assets at Nov. 30, 2006.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2006, the value of these securities amounted to $1,057,760 or 0.1% of net assets.

(e) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.
      Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2006.

(f) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA - ACA Financial Guaranty Corporation
      AMBAC - Ambac Assurance Corporation
      BIG - Bond Investors Guarantee
      CGIC - Capital Guaranty Insurance Company
      CIFG - IXIS Financial Guaranty
      FGIC - Financial Guaranty Insurance Company
      FHA - Federal Housing Authority
      FNMA - Federal National Mortgage Association
      FHLMC - Federal Home Loan Mortgage Corporation
      FSA - Financial Security Assurance
      GNMA - Government National Mortgage Association
      MBIA - MBIA Insurance Corporation
      XLCA - XL Capital Assurance


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 31

(g)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T. - Alternative Minimum Tax
      B.A.N. - Bond Anticipation Note
      C.P. - Commercial Paper
      R.A.N. - Revenue Anticipation Note
      T.A.N. - Tax Anticipation Note
      T.R.A.N. - Tax & Revenue Anticipation Note
      V.R. - Variable Rate
      V.R.D.B. - Variable Rate Demand Bond
      V.R.D.N. - Variable Rate Demand Note

(h)   Municipal Bonds Held in Trust -- See Note 1 to the financial statements.

(i) At Nov. 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,468,666.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      -----------------------------------------------------------------------
      SALE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                     $    10,000,000
      U.S. Treasury Note, Dec. 2006, 10-year                       25,100,000

(k) At Nov. 30, 2006, the cost of securities for federal income tax purposes was $782,337,231 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    45,355,854
      Unrealized depreciation                                        (474,692)
      -----------------------------------------------------------------------
      Net unrealized appreciation                             $    44,881,162
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

32 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOV. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $812,277,644)                                                          $    856,378,393
Cash in bank on demand deposit                                                                       92,087
Capital shares receivable                                                                             7,906
Accrued interest receivable                                                                      11,693,463
Receivable for investment securities sold                                                         9,657,191
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                    877,829,040
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                                                   250,568
Capital shares payable                                                                               21,361
Payable for investment securities purchased                                                      10,647,174
Short-term floating rate notes outstanding (Note 1)                                              29,160,000
Accrued investment management services fee                                                            9,401
Accrued distribution fee                                                                            178,565
Accrued transfer agency fee                                                                           1,246
Accrued administrative services fee                                                                   1,559
Other accrued expenses                                                                               87,522
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                40,357,396
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $    837,471,644
===========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $      2,148,775
Additional paid-in capital                                                                      793,374,895
Undistributed net investment income                                                                 782,334
Accumulated net realized gain (loss) (Note 8)                                                    (2,401,807)
Unrealized appreciation (depreciation) on investments (Note 5)                                   43,567,447
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $    837,471,644
===========================================================================================================
Net assets applicable to outstanding shares:                Class A                        $    788,062,658
                                                            Class B                        $     42,861,116
                                                            Class C                        $      6,544,550
                                                            Class Y                        $          3,320
Net asset value per share of outstanding capital stock:     Class A shares   202,199,047   $           3.90
                                                            Class B shares    10,998,990   $           3.90
                                                            Class C shares     1,678,589   $           3.90
                                                            Class Y shares           852   $           3.90
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 33

STATEMENT OF OPERATIONS

YEAR ENDED NOV. 30, 2006

INVESTMENT INCOME
Income:
Interest (Note 1)                                                               $      36,853,777
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                      3,345,629
Distribution fee
   Class A                                                                              1,878,827
   Class B                                                                                432,834
   Class C                                                                                 62,203
Transfer agency fee                                                                       400,874
Incremental transfer agency fee
   Class A                                                                                 34,605
   Class B                                                                                  5,293
   Class C                                                                                  1,060
Service fee -- Class Y                                                                          3
Administrative services fees and expenses                                                 544,894
Interest and fee expense (Note 1)                                                         986,633
Compensation of board members                                                              17,722
Custodian fees                                                                             55,184
Printing and postage                                                                       94,250
Registration fees                                                                          35,585
Audit fees                                                                                 35,000
Other                                                                                      40,526
-------------------------------------------------------------------------------------------------
Total expenses                                                                          7,971,122
   Expenses waived/reimbursed by the Investment Manager and its
     affiliates (Note 2)                                                                 (280,063)
-------------------------------------------------------------------------------------------------
                                                                                        7,691,059
   Earnings and bank fee credits on cash balances (Note 2)                                (79,582)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                      7,611,477
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        29,242,300
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      (1,581,526)
   Futures contracts                                                                     (155,830)
   Payment from affiliate (Note 2)                                                        100,507
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (1,636,849)
Net change in unrealized appreciation (depreciation) on investments                    16,329,844
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                         14,692,995
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $      43,935,295
=================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

34 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED NOV. 30,                                                        2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $  29,242,300   $  23,878,775
Net realized gain (loss) on investments                                  (1,636,849)      3,615,351
Net change in unrealized appreciation (depreciation) on investments      16,329,844      (5,733,448)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          43,935,295      21,760,678
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                           (27,795,065)    (22,744,127)
      Class B                                                            (1,267,158)       (924,695)
      Class C                                                              (182,449)       (120,710)
      Class Y                                                                  (110)            (69)
   Net realized gain
      Class A                                                            (2,509,025)     (5,279,704)
      Class B                                                              (120,344)       (280,376)
      Class C                                                               (15,221)        (36,263)
      Class Y                                                                    (8)            (15)
---------------------------------------------------------------------------------------------------
Total distributions                                                     (31,889,380)    (29,385,959)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               43,311,654      27,795,877
   Class B shares                                                         2,102,217       2,217,382
   Class C shares                                                           658,966         908,496
Fund merger (Note 7)
   Class A shares                                                       288,100,670             N/A
   Class B shares                                                        32,859,444             N/A
   Class C shares                                                         4,858,132             N/A
   Class Y shares                                                             1,401             N/A
Reinvestment of distributions at net asset value
   Class A shares                                                        21,763,604      20,573,533
   Class B shares                                                         1,113,637       1,026,616
   Class C shares                                                           183,250         149,443
Payments for redemptions
   Class A shares                                                      (177,593,959)   (114,403,213)
   Class B shares (Note 2)                                              (22,628,170)    (10,069,989)
   Class C shares (Note 2)                                               (3,066,577)     (1,849,145)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       191,664,269     (73,651,000)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 203,710,184     (81,276,281)
Net assets at beginning of year                                         633,761,460     715,037,741
---------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 837,471,644   $ 633,761,460
===================================================================================================
Undistributed net investment income                                   $     782,334   $     684,308
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 35

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Tax-Exempt Series, Inc. (formerly AXP Tax-Exempt Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o     Class Y shares have no sales charge and are not currently offered.

The following changes have been implemented for Class Y: terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Nov. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

36 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2006, the Fund has entered into outstanding when-issued securities of $8,468,666.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 37

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2006.

INVERSE FLOATER PROGRAM TRANSACTIONS

The Fund enters into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund
(1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate


------------------------------------------------------------------------------

38 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT notes are reflected as Fund liabilities under the caption "short-term floating rate notes outstanding" in the "Statement of assets and liabilities." The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. At Nov. 30, 2006, Fund investments with a value of $63,744,561 are held by the trusts and serve as collateral for the $29,160,000 in short-term floating rate notes outstanding at that date. Contractual maturities and interest rates of the municipal bonds held in trust at Nov. 30, 2006, are presented in the "Investments in Securities." The inclusion of interest and fee expense related to the short-term floating rate notes of $986,633 corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $102,428 and accumulated net realized loss has been increased by $93,523 resulting in a net reclassification adjustment to decrease paid-in capital by $8,905.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 39

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                        2006            2005
----------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....   $27,911,979    $23,394,813
   Long-term capital gain ...........................     2,392,111      4,629,018

CLASS B
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....     1,272,766        959,249
   Long-term capital gain ...........................       114,736        245,822

CLASS C
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....       183,158        125,179
   Long-term capital gain ...........................        14,512         31,794

CLASS Y
Distributions paid from:
   Ordinary income -- tax-exempt distributions* .....           110             71
   Long-term capital gain ...........................             8             13

* Tax-exempt distributions were 99.30% and 97.22% for the years 2006 and 2005, respectively.

At Nov. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed income ...........................................   $   252,489
Accumulated long-term gain (loss) ..............................   $(2,385,866)
Unrealized appreciation (depreciation) .........................   $44,331,919

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest


------------------------------------------------------------------------------

40 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.45% to 0.35% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $26,698 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, corporate filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 41

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class Y. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class Y shares.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class Y. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class Y shares.

Under the current Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $258,210 for Class A, $87,555 for Class B and $1,167 for Class C for the year ended Nov. 30, 2006.

For the year ended Nov. 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.79% for Class A, 1.55% for Class B and 1.55% for Class C. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $264,884, $13,036 and $2,143, respectively. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the


------------------------------------------------------------------------------

42 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

Fund's participation in certain inverse floater programs) will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $79,582 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $100,507 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $529,534,876 (including $293,381,799 from RiverSource Insured Tax-Exempt Fund that was acquired in the fund merger as described in
Note 7) and $350,057,009, respectively, for the year ended Nov. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                YEAR ENDED NOV. 30, 2006
                                       CLASS A       CLASS B     CLASS C   CLASS Y
----------------------------------------------------------------------------------
Sold                                  11,311,568      548,998     172,428     --
Fund merger                           75,176,582    8,575,264   1,267,341    365
Issued for reinvested distributions    5,678,105      290,725      47,812     --
Redeemed                             (46,378,558)  (5,929,767)   (801,270)    --
----------------------------------------------------------------------------------
Net increase (decrease)               45,787,697    3,485,220     686,311    365
----------------------------------------------------------------------------------

                                                YEAR ENDED NOV. 30, 2005
                                       CLASS A       CLASS B      CLASS C  CLASS Y
----------------------------------------------------------------------------------
Sold                                   7,138,896      569,330     233,300     --
Issued for reinvested distributions    5,289,691      263,901      38,413     --
Redeemed                             (29,433,085)  (2,587,251)   (476,458)    --
----------------------------------------------------------------------------------
Net increase (decrease)              (17,004,498)  (1,754,020)   (204,745)    --
----------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2006, investments in securities included securities valued at $298,096 that were pledged as collateral to cover initial margin deposits on 351 open sale contracts. The notional market value of the open sale contracts at Nov. 30, 2006 was $38,823,954 with a net unrealized loss of $533,302. See "Summary of significant accounting policies" and "Notes to investments in securities."


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 43

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended Nov. 30, 2006.

7. FUND MERGER

At the close of business on March 10, 2006, RiverSource Tax-Exempt Bond Fund acquired the assets and assumed the identified liabilities of RiverSource Insured Tax-Exempt Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Tax-Exempt Bond Fund immediately before the acquisition were $605,261,453 and the combined net assets immediately after the acquisition were $931,081,100.

The merger was accomplished by a tax-free exchange of 61,157,704 shares of the RiverSource Insured Tax-Exempt Fund valued at $325,819,647.

In exchange for the RiverSource Insured Tax-Exempt Fund shares and net assets, RiverSource Tax-Exempt Bond Fund issued the following number of shares:

                                                                      SHARES
------------------------------------------------------------------------------
Class A                                                             75,176,582
Class B                                                              8,575,264
Class C                                                              1,267,341
Class Y                                                                    365
------------------------------------------------------------------------------


------------------------------------------------------------------------------

44 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

RiverSource Insured Tax-Exempt Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

                                                               ACCUMULATED    UNDISTRIBUTED
                     TOTAL         CAPITAL      UNREALIZED    NET REALIZED   NET INVESTMENT
                    ASSETS          STOCK      APPRECIATION       LOSS            LOSS
-------------------------------------------------------------------------------------------
RiverSource
   Insured
   Tax-Exempt
   Fund          $325,819,647   $320,972,784    $4,867,047      $(18,264)       $(1,920)
-------------------------------------------------------------------------------------------

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,385,866 at Nov. 30, 2006, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et. al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 45

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

46 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgements, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 47

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.05      $  4.05
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .14          .14              .14          .15          .17
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .08           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .22          .12              .13          .23          .17
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.14)        (.14)            (.14)        (.15)        (.17)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)        (.17)            (.34)        (.18)        (.17)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.05
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $   788      $   601          $   674      $   777      $   828
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                        .79%(c)      .82%(c)          .82%         .82%         .81%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                           .91%(c)      .90%(c),(d)      .85%(d)      .88%(d)      .86%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 3.70%        3.55%            3.55%        3.78%        4.23%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.83%        3.06%            3.33%        5.91%        4.30%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.83% and 0.83%, excluding interest and fee expense, and 0.95% and 0.91%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

48 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.06      $  4.05
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .11          .11              .11          .12          .15
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .07           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .19          .09              .10          .19          .15
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.11)        (.11)            (.11)        (.12)        (.14)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.13)        (.14)            (.31)        (.15)        (.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.06
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $    43      $    29          $    36      $    50      $    60
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                       1.55%(c)     1.58%(c)         1.58%        1.58%        1.57%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                          1.67%(c)     1.66%(c),(d)     1.61%(d)     1.64%(d)     1.62%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 2.93%        2.78%            2.80%        3.02%        3.47%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.03%        2.29%            2.55%        4.85%        3.77%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.58% and 1.59%, excluding interest and fee expense, and 1.70% and 1.67%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 49

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006         2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84      $  3.89          $  4.10      $  4.06      $  4.06
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .11          .11              .11          .12          .14
Net gains (losses) (both realized and unrealized)            .08         (.02)            (.01)         .07           --
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .19          .09              .10          .19          .14
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.11)        (.11)            (.11)        (.12)        (.14)
Distributions from realized gains                           (.02)        (.03)            (.20)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.13)        (.14)            (.31)        (.15)        (.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90      $  3.84          $  3.89      $  4.10      $  4.06
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $     7      $     4          $     5      $     6      $     6
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                       1.55%(c)     1.59%(c)         1.58%        1.59%        1.57%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                          1.67%(c)     1.67%(c),(d)     1.61%(d)     1.65%(d)     1.62%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 2.93%        2.78%            2.80%        3.01%        3.39%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%          29%              21%          92%         102%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.03%        2.29%            2.55%        4.84%        3.52%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.58% and 1.60%, excluding interest and fee expense, and 1.70% and 1.68%, including interest and fee expense, for the years ended Nov. 30, 2006 and 2005, respectively.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

50 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                                2006       2005             2004         2003         2002
Net asset value, beginning of period                     $  3.84    $  3.89          $  4.10      $  4.06      $  4.06
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .15        .15              .15          .16          .18
Net gains (losses) (both realized and unrealized)            .07       (.02)            (.01)         .07           --
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .22        .13              .14          .23          .18
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.14)      (.15)            (.15)        (.16)        (.18)
Distributions from realized gains                           (.02)      (.03)            (.20)        (.03)          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.16)      (.18)            (.35)        (.19)        (.18)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  3.90    $  3.84          $  3.89      $  4.10      $  4.06
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $    --    $    --          $    --      $    --      $    --
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
excluding interest and fee expense(b)                        .64%       .66%(c)          .66%         .66%         .66%
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets,
including interest and fee expense                           .76%       .74%(c),(d)      .69%(d)      .72%(d)      .71%(d)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                 3.85%      3.62%            3.66%        3.89%        4.32%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                             32%        29%              21%          92%         102%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                             5.96%      3.19%            3.45%        5.74%        4.40%
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.68%, excluding interest and fee expense, and 0.76%, including interest and fee expense, for the year ended Nov. 30, 2005.

(d) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's previously reported net assets, net asset value per share, total return or net investment income. In preparing its year ended Nov. 30, 2006 financial statements, the Fund's management made immaterial corrections to the ratio of expenses to average daily net assets, including interest and fee expense, for each of the years in the four-year period ended Nov. 30, 2005, to include interest and fee expense related to the Fund's participation in certain inverse floater programs.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT 51

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Tax-Exempt Bond Fund (a series of RiverSource Tax-Exempt Series, Inc.) as of November 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2006, and the financial highlights for each of the years or periods in the five-year period ended November 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt Bond Fund as of November 30, 2006, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

January 22, 2007


------------------------------------------------------------------------------

52 RIVERSOURCE TAX-EXEMPT BOND FUND - 2006 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, amended October 17, 1988, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 23 to Registration Statement No. 2-57328, are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, filed electronically on or about Jan. 29, 2001 as Exhibit (a)(2) to Registrant's
         Post-Effective Amendment No. 48 to Registration Statement No. 2-57328, are incorporated by reference.

(a)(3) Articles of Amendment to the Articles of Incorporation, dated April 21, 2006, are filed electronically herewith as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-57328.

(b) By-laws, as amended Jan. 11, 2001, filed electronically on or about Jan. 29, 2001 as Exhibit (b) to Registrant's Post-Effective Amendment No. 48 to Registration Statement No. 2-57328, are incorporated by reference.

(c) Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No. 2-57328, on Sept. 30, 1976, is incorporated by reference.

(d) Investment Management Services Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Investments, LLC is filed electronically herewith as Exhibit (d) to Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-57328.

(e)(1) Distribution Agreement, effective as of Oct. 1, 2005, amended and restated as of Aug. 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(1) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(e)(2) Distribution Agreement, effective as of Aug. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(2) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(f)      Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custody Agreement, dated Nov. 10, 2005, between Registrant and U.S. Bank National Association filed electronically on or about Jan. 27, 2006 as Exhibit (g) to AXP High Yield Tax-Exempt Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-63552 is incorporated by reference.

(g)(2) Amendment, dated July 13, 2006, to the Custody Agreement between Registrant and U.S. Bank National Association filed electronically on or about Oct. 26, 2006 as Exhibit (g)(2) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 62 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(1) Board Services Corporation Agreement, dated Jan. 11, 2006, between RiverSource Funds and Board Services Corporation filed electronically on or about March 29, 2006 as Exhibit (h)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 35 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Administrative Services Agreement, amended and restated as of May 1, 2006, between Registrant and Ameriprise Financial, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(3) Transfer Agency Agreement, amended and restated as of Dec. 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about Jan. 26, 2007 as Exhibit (h)(3) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(h)(4) Master Plan Administration Services Agreement, dated Dec. 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about Jan. 26, 2007 as Exhibit (h)(4) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(h)(5) Agreement and Plan of Reorganization between AXP Special Tax-Exempt Series Trust, on behalf of RiverSource Insured Tax-Exempt Fund, and AXP Tax-Exempt Series, Inc., on behalf of RiverSource Tax-Exempt Bond Fund, dated Nov. 10, 2005, is filed electronically herewith as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-57328.

(h)(6) Master Fee Cap/Fee Waiver Agreement, dated, Oct. 1, 2005, as amended Sept. 1, 2006, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds filed electronically on or about Oct. 26, 2006 as Exhibit (h)(9) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 62 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(7) License Agreement, amended and restated, dated May 1, 2006, between Ameriprise Financial, Inc. and RiverSource Funds filed electronically on or about May 24, 2006 as Exhibit (h)(5) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreement: Not Applicable.

(m)(1) Plan and Agreement of Distribution, amended and restated as of Dec. 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Jan. 26, 2007 as Exhibit (m)(1) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution, amended and restated as of Dec. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Jan. 26, 2007 as Exhibit (m)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(n) Rule 18f - 3(d) Plan, amended and restated as of Dec. 11, 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (n) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Dec. 22, 2006 as Exhibit (p)(1) to RiverSource International Series, Inc. Post-Effective Amendment No. 46 to Registration Statement No. 2-92309, is incorporated by reference.

(p)(2) Codes of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Jan. 2007 and April 2006, filed electronically on or about Jan. 26, 2007 as

         Exhibit (p)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(q)(1) Directors/Trustees Power of Attorney to sign Amendments to Registration Statement, dated Dec. 5, 2006, is filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 56 to Registration Statement No. 2-57328.

(q)(2) Officers Power of Attorney to sign Amendments to Registration Statement, dated Jan. 9, 2002, filed electronically on or about Jan. 28, 2002 as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 2-57328 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (RiverSource Investments, LLC.)

Directors and officers of RiverSource Investments, LLC. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Neysa M. Alecu                 Advisory Capital Partners LLC                                   Anti-Money Laundering
Anti-Money Laundering                                                                          Officer
Officer
                               Advisory Capital Strategies                                     Anti-Money Laundering
                               Group Inc.                                                      Officer

                               Advisory Convertible Arbitrage                                  Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Anti-Money Laundering
                                                                                               Officer

                               American Enterprise                                             Anti-Money Laundering
                               Investment Services, Inc.                                       Officer

                               American Enterprise Life Insurance                              Anti-Money Laundering
                               Company                                                         Officer

                               American Enterprise REO 1 LLC                                   Anti-Money Laundering

                               American Express Asset Management                               Anti-Money Laundering
                               International, Inc.                                             Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Alabama Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Arizona Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Idaho Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Maryland Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Massachusetts Inc.                                    Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Nevada Inc.                                           Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of New Mexico Inc.                                       Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Oklahoma Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Texas Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Wyoming Inc.                                          Officer

                               American Partners Life                                          Anti-Money Laundering
                               Insurance Company                                               Officer

                               Ameriprise Auto & Home Insurance                                Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Anti-Money Laundering

                               Ameriprise Financial Services,                                  Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General                                           Anti-Money Laundering
                               Partner LLC                                                     Officer

                               IDS Capital Holdings Inc.                                       Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Anti-Money Laundering
                                                                                               Officer

Ward D. Armstrong              Ameriprise Express Asset                                        Director
Director and Senior            Management International Inc.
Vice President

                               Ameriprise Financial Inc.                                       Senior Vice President -
                                                                                               Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

John M. Baker                  Ameriprise Financial Inc.                                       Vice President - Plan Sponsor
Vice President                                                                                 Services

                               Ameriprise Financial                                            Vice President - Chief Client
                               Services Inc.                                                   Service Officer

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dimitris Bertsimas             None                                                            None
Vice President and Senior
Portfolio Manager

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Treasurer
                               Advisory Capital Strategies                                     Treasurer
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Kentucky Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Maryland Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Pennsylvania Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               Ameriprise Auto & Home Insurance                                Treasurer
                               Agency Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               Ameriprise Financial Inc.                                       Executive Vice President and
                                                                                               Chief Financial

                               Ameriprise Financial                                            Director
                               Services Inc.

                               Ameriprise Insurance Company                                    Treasurer

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments Inc.

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Inc.                                       Senior Vice President - Corporate Tax

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               Ameriprise Insurance Company                                    Senior Vice President - Corporate Tax

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kevin J. Callahan              None                                                            None
Vice President

Ted S. Dryden                  Ameriprise Certificate Company                                  Chief Compliance Officer
Acting Chief Compliance
Officer                        Kenwood Capital Management LLC                                  Acting Chief Compliance Officer

Robert D. Ewing                Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

Peter A. Gallus                Advisory Capital Partners LLC                                   President, Chief Operating Officer
Senior Vice President,                                                                         and Chief Compliance Officer
Chief Operating Officer
and Assistant Treasurer        Advisory Capital Strategies                                     Director, President, Chief Operating
                               Group Inc.                                                      Officer and Chief Compliance Officer

                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       Vice President - Investment
                                                                                               Administration

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               IDS Capital Holdings Inc.                                       Vice President and Controller

                               Kenwood Capital Management LLC                                  Manager

Jim Hamalainen                 American Centurion Life Assurance Company                       Vice President - Investments
Vice President - Asset
Liability Management           American Enterprise Life Insurance Company                      Vice President - Investments

                               American Partners Life Insurance Company                        Vice President - Investments

                               Ameriprise Financial Inc.                                       Assistant Treasurer

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company of New York                          Vice President - Investments

James C. Jackson               None                                                            None
Vice President and Senior
Portfolio Manager

Christopher P. Keating         Ameriprise Trust Company                                        Director
Head of Institutional Sales,
Client Service and
Consultant Relationships

Michelle M. Keeley             American Centurion Life                                         Vice President-Investments
Director and Executive Vice    Assurance Company
President - Equity and
Fixed Income                   American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial Inc.                                       Executive Vice President-Equity and
                                                                                               Fixed Income

                               Ameriprise Financial                                            Executive Vice President-Equity and
                               Services Inc.                                                   Fixed Income

                               Ameriprise Insurance Company                                    Vice President-Investments

                               AMEX Assurance Company                                          Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Property Casualty Insurance                                 Vice President-Investments
                               Company

                               Kenwood Capital Management LLC                                  Manager

Brian J. McGrane               Advisory Capital Partners LLC                                   Vice President and Chief Financial
Vice President and                                                                             Officer
Chief Financial Officer        Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Financial Inc.                                       Senior Vice President and Lead
                                                                                               Financial Officer Finance

                               Ameriprise Financial                                            Vice President and Lead
                               Services Inc.                                                   Financial Officer Finance

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Thomas R. Moore                American Centurion Life                                         Secretary
Secretary                      Assurance Company

                               American Enterprise Investment                                  Secretary
                               Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Secretary

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               American Partners Life                                          Secretary
                               Insurance Company

                               Ameriprise Financial Inc.                                       Secretary

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               Ameriprise Trust Company                                        Secretary

                               IDS Cable Corporation                                           Secretary

                               IDS Cable II Corporation                                        Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Secretary

                               IDS Realty Corporation                                          Secretary

                               IDS REO 1 LLC                                                   Secretary

                               IDS REO 2 LLC                                                   Secretary

                               Investors Syndicate                                             Secretary
                               Development Corporation

                               RiverSource Distributors Inc.                                   Secretary

                               RiverSource Service Corporation                                 Secretary

                               RiverSource Tax Advantaged                                      Secretary
                               Investments Inc.

Thomas W. Murphy               American Centurion Life                                         Vice President - Investments
Vice President and Senior      Assurance Company
Sector Manager
                               American Enterprise Life                                        Vice President - Investments
                               Insurance Company

                               American Partners Life                                          Vice President - Investments
                               Insurance Company

                               Ameriprise Certificate Company                                  Vice President - Investments

                               Ameriprise Insurance Company                                    Vice President - Investments

                               AMEX Assurance Company                                          Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments
                               of New York

                               IDS Property Casualty                                           Vice President - Investments
                               Insurance Company

Patrick T. Olk                 None                                                            None
Vice President

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Anti-Money Laundering
Deputy Anti-Money                                                                              Officer
Laundering
Officer                        Advisory Capital Strategies Group                               Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Advisory Convertible Arbitrage                                  Deputy Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Deputy Anti-Money Laundering
                                                                                               Officer

                               American Enterprise Investment                                  Deputy Anti-Money Laundering
                               Services Inc                                                    Officer

                               American Enterprise Life                                        Deputy Anti-Money Laundering
                               Insurance Company                                               Officer

                               American Enterprise REO 1 LLC                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Deputy Anti-Money Laundering
                               International Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Alabama Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Arizona Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Idaho Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Maryland Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Massachusetts Inc.                                           Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Nevada Inc.                                                  Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of New Mexico Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Oklahoma Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Texas Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Wyoming Inc.                                                 Officer

                               American Partners Life Insurance                                Deputy Anti-Money Laundering
                               Company                                                         Officer

                               Ameriprise Auto & Home Insurance                                Deputy Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Services,                                  Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General Partner LLC                               Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Capital Holdings Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Deputy Anti-Money Laundering
                                                                                               Officer

Jennifer L. Ponce De Leon      None                                                            None
Vice President and Senior
Sector Manager High Yield

Warren E. Spitz                None                                                            None
Vice President and Senior
Portfolio Manager

Nainoor C. "Nick" Thakore      Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group, Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President, Chairman of the     Group Inc.
Board and Chief Investment
Officer                        American Express Asset                                          Director
                               Management International, Inc.

                               Ameriprise Certificate Company                                  Director, President and Chief
                                                                                               Executive Officer

                               Ameriprise Financial Inc.                                       President - U.S. Asset Management
                                                                                               and Chief Investment Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               RiverSource Distributors, Inc.                                  Director

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. and RiverSource Distributors Inc. act as principal underwriters for the following investment companies:

          AXP Stock Series, Inc.; RiverSource California Tax-Exempt Trust;
          RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.;
          RiverSource Diversified Income Series, Inc.; RiverSource Equity
          Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government
          Income Series, Inc.; RiverSource High Yield Income Series, Inc.;
          RiverSource Income Series, Inc.; RiverSource International Managers
          Series, Inc.; RiverSource International Series, Inc.; RiverSource
          Investment Series, Inc.; RiverSource Large Cap Series, Inc.;
          RiverSource Managers Series, Inc.; RiverSource Market Advantage
          Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource
          Retirement Series Trust; RiverSource Sector Series, Inc.;
          RiverSource Selected Series, Inc.; RiverSource Special Tax-Exempt
          Series Trust; RiverSource Strategic Allocation Series; Inc.,
          RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income
          Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.;
          RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address(1)                       Underwriters
         Neysa M. Alecu                            Anti-Money Laundering Officer(2),(3)      Anti-Money Laundering Officer

         Gumer C. Alvero                           Senior Vice President - Annuities(2)      None
                                                   Director(3)

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Asset Management Group(2)
                                                   None(3)

         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer(2)
                                                   None(3)

         Timothy V. Bechtold                       Senior Vice President -                   None
                                                   Life and Health Insurance(2)
                                                   Director(3)

         Arthur H. Berman                          Senior Vice President and Treasurer(2)    None
                                                   None(3)

         Walter S. Berman                          Director(2)                               Treasurer
                                                   None(3)

         Leslie H. Bodell                          Vice President - Technologies I(2)        None
                                                   None(3)

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas(2)
         Houston, TX 77042                         None(3)

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey(2)
         Mack-Cali Office Center IV,               None(3)
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California(2)
         Suite 200                                 None(3)
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development(2)
                                                   None(3)

         Richard N. Bush                           Senior Vice President -                   None
                                                   Corporate Tax(2)
                                                   None(3)

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty(2)
         Green Bay, WI 54304                       None(3)

         Paul A. Connolly                          Vice President - RL HR/US Retail(2)       None
                                                   None(3)

         James M. Cracchiolo                       Director and Chairman of                  None
                                                   the Board(2)
                                                   None(3)

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore(2)
         Pike                                      None(3)
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales(2)     None
                                                   Chief Operating Officer and Chief
                                                   Administrative Officer(3)

         William J. Emptage                        Vice President - Strategic Planning(2)    None
                                                   None(3)

         Denise G. Ferguson                        Vice President - Government Affairs(2)    None
                                                   None(3)

         Benjamin R. Field                         Vice President - Finance                  None
                                                   Education and Planning Services(2)
                                                   None(3)

         Giunero Floro                             Vice President - Creative                 None
                                                   Services(2)
                                                   None(3)

         Terrence J. Flynn                         Vice President - Brokerage &              None
                                                   Clearing Operations(2)
                                                   None(3)

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting(2)
                                                   Chief Financial Officer and Treasurer(3)

         Laura C. Gagnon                           Vice President - Investor Relations(2)    None
                                                   None(3)

         Peter A. Gallus                           Vice President - CAO - Ameriprise         None
                                                   Financial Services Investment
                                                   Management(2)
                                                   None(3)

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro(2)
         Suite 350                                 None(3)
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa(2)
                                                   None(3)

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel(2)
                                                   President - Outside Distribution(3)

         Steven Guida                              Vice President -                          None
                                                   New Business and Service(2)
                                                   None(3)

         Teresa A. Hanratty                        Senior Vice President -                   None
         Suites 6&7                                Field Management(2)
         169 South River Road                      None(3)
         Bedford, NH 03110

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management(2)
                                                   None(3)

         Brian M. Heath                            Director, Chief Executive Officer         None
         Suite 150                                 and President(2)
         801 E. Campbell Road                      None(3)
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley(2)
         Suite 570                                 None(3)
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 MidSouth(2)
         Suite 490                                 None(3)
         Franklin, TN 37067-7217

         Kelli A. Hunter                           Executive Vice President -                None
                                                   Human Resources(2)
                                                   None(3)

         Debra A. Hutchinson                       Vice President - Technologies I(2)        None
                                                   None(3)

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities(2)
         Suite 300                                 None(3)
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services(2)
                                                   None(3)

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont(2)
         Albany, NY 12205                          None(3)

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro(2)
                                                   None(3)

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing(2)
                                                   None(3)

         William A. Jones                          Vice President - Technologies III(2)      None
                                                   None(3)

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel(2)
                                                   None(3)

         Michelle M. Keeley                        Executive Vice President -                Vice President - Investments
                                                   Equity and Fixed Income(2)
                                                   None(3)

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas(2)
         801 East Campbell Road                    None(3)
         Richardson, TX 75081

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention(2)
                                                   None(3)

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist(2)
                                                   None(3)

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Active Financial
                                                   Services(2)
                                                   None(3)

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services(2)
                                                   None(3)

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution(2)
                                                   None(3)

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services(2)
                                                   None(3)

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research(2)
                                                   None(3)

         Frank A. McCarthy                         Vice President and General Manager -      None
                                                   External Products Group(2)
                                                   None(3)

         Brian J. McGrane                          Vice President and Lead Financial         Vice President and
                                                   Officer - Finance(2)                      Chief Financial Officer
                                                   None(3)

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro(2)
         Suite 900 East                            None(3)
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National               None
                                                   Sales Manager for Distribution(2)
                                                   President - Inside Distribution(3)

         Sarah M. McKenzie                         Senior Vice President - Managed and       None
                                                   Brokerage Products (BMP)(2)
                                                   None(3)

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma(2)
                                                   None(3)

         Thomas R. Moore                           Secretary(2),(3)                          Secretary

         Rebecca A. Nash                           Vice President - Service                  None
                                                   Operations(2)
                                                   None(3)

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area(2)
         500 Mamaroneck Ave.                       None(3)
         Harrison, NY 10528

         Gregory A. Nordmeyer                      Vice President and General
                                                   Manager - External Products Group(2)      None
                                                   None(3)

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England(2)
         333 East River                            None(3)
         Hartford, CT 06108-4200

         Geoffery Oprandy                          Group Vice President - Southwest(2)       None
         11811 N. Tatum Blvd. Suite 1030           None(3)
         Phoenix, AZ 85028

         Benji Orr                                 Deputy Anti-Money Laundering              Deputy Anti-Money Laundering
                                                   Officer(2),(3)                            Officer

         Douglas J. Parish                         General Auditor(2)                        None
                                                   None(3)

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash(2)
                                                   None(3)

         Scott R. Plummer                          None(2)                                   None
                                                   Chief Counsel(3)

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield(2)
         Suite 500                                 None(3)
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England(2)
         Charlestown, MA 02129                     None(3)

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida(2)
         Plantation, FL 33324                      None(3)

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas(2)
         5511 Capital Center Drive                 None(3)
         Raleigh, NC 27606

         Mark A. Riordan                           Senior Vice President and                 None
                                                   Chief Financial Officer(2)
                                                   None(3)

         Julie Ruether                             None(2)                                   None
                                                   Chief Compliance Officer(3)

         Mark E. Schwarzmann                       None(2)                                   None
                                                   Director, President and Chief
                                                   Executive Officer(3)

         Kim M. Sharan                             Executive Vice President and
                                                   Chief Marketing Officer(2)
                                                   None(3)

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services(2)
                                                   None(3)

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits(2)
                                                   None(3)

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier(2)
         Suite 200                                 None(3)
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization(2)
                                                   None(3)

         Kathy Stalwick                            Vice President(2)                         None
                                                   None(3)

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii(2)
         Two Park Plaza                            None(3)
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development(2)
                                                   None(3)

         David K. Stewart                          Vice President and Controller(2)          Vice President, Controller
                                                   None(3)                                   and Chief Accounting Officer

         Jeffrey J. Stremcha                       Vice President - Technologies I(2)        None
                                                   None(3)

         John T. Sweeney                           Vice President - Internal Reporting(2)    None
                                                   None(3)

         Joseph E. Sweeney                         Senior Vice President,                    None
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking(2)
                                                   None(3)

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida(2)
         4190 Belfort Rd.                          None(3)
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest(2)
         Suite 1800                                None(3)
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer(2)               Vice President
                                                   Director(3)

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support(2)
                                                   None(3)

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia(2)
         Richmond, VA 23233                        None(3)

         Ramanathan Venkataramanan                 Vice President - Technologies III(2)      None
                                                   None(3)

         Peter S. Velardi                          Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing(2)
                                                   None(3)

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware(2)
         Camp Hill, PA 17011                       None(3)

         Phil Wentzel                              Vice President - Finance(2)               None
                                                   None(3)

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro(2)
         Chicago, IL 60606                         None(3)

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management(2)
                                                   None(3)

         William J. Williams                       Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations(2)
                                                   None(3)

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States(2)
         Metairie, LA 70001                        None(3)

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            Field Management(2)
         Suite 100                                 None(3)
         Batavia, NY 14020

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development(2)
                                                   None(3)

(1)  Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474 unless otherwise noted.

(2)  Position and Offices with Ameriprise Financial Services, Inc.

(3)  Position and Offices with RiverSource Distributors Inc.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE TAX-EXEMPT SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of Jan., 2007.

RIVERSOURCE TAX-EXEMPT SERIES, INC.


By       /s/ Patrick T. Bannigan
         -----------------------
             Patrick T. Bannigan
             President

By       /s/ Jeffrey P. Fox
         -----------------------
             Jeffrey P. Fox
             Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of Jan., 2007.

Signature                           Capacity

/s/      Stephen R. Lewis, Jr.*     Chair of the Board
--------------------------------
         Stephen R. Lewis, Jr.

/s/      Kathleen A. Blatz*         Director
--------------------------------
         Kathleen A. Blatz

/s/      Arne H. Carlson*           Director
--------------------------------
         Arne H. Carlson

/s/      Patricia M. Flynn*         Director
--------------------------------
         Patricia M. Flynn

/s/      Anne P. Jones*             Director
--------------------------------
         Anne P. Jones

/s/      Jeffrey Laikind*           Director
--------------------------------
         Jeffrey Laikind

/s/      Catherine James Paglia*    Director
--------------------------------
         Catherine James Paglia

/s/      Alison Taunton-Rigby*      Director
--------------------------------
         Alison Taunton-Rigby

/s/      William F. Truscott*       Director
--------------------------------
         William F. Truscott

*Signed pursuant to Directors/Trustees Power of Attorney, dated Dec. 5, 2006, filed electronically herewith as Exhibit (q)(1) to Registrant's Post Effective Amendment No. 56 to Registration Statement No. 2-57328, by:

/s/      Scott R. Plummer
--------------------------------
         Scott R. Plummer

  CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 56 TO REGISTRATION STATEMENT
                                  NO. 2-57328

This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectuses for:
                  RiverSource Intermediate Tax-Exempt Fund.
                  Class Y prospectus supplement for RiverSource Intermediate Tax-Exempt Fund.

                  RiverSource Tax-Exempt Bond Fund.
                  Class Y prospectus supplement for RiverSource Tax-Exempt Bond Fund.

Part B.

         Statements of Additional Information.

         Financial statements.

Part C.

Other information.

The signatures.